Prospectus
October 1, 2019
Xtrackers International Real Estate ETF
NYSE Arca, Inc.: HAUZ
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers International Real Estate ETF
Ticker: HAUZ	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers International Real Estate ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

Management fee[1]	0.12
Other Expenses	None
Total annual fund operating expenses	0.12
Fee waiver/expense reimbursement	0.02
Total annual fund operating expenses after fee waiver	0.10
1 Effective February 22, 2019, the fund’s management fee was reduced from 0.60% to 0.12% of the fund’s average daily net assets.
The Advisor has contractually agreed through September 30, 2020 to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the fund from exceeding 0.10% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$10	$37	$66	$152
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 43% of the average value of its portfolio. Prior to February 22, 2019, the fund tracked its prior Underlying Index, the MSCI Asia Pacific ex Japan US Dollar Hedged Index.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, excluding Pakistan and Vietnam.
Portfolio management uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least

Prospectus October 1, 2019	1	Xtrackers International Real Estate ETF

80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to the instruments that comprise the fund’s Underlying Index. The Underlying Index is composed of real estate securities including equity real estate investment trusts (“REITs”) from companies incorporated outside the United States, excluding Pakistan and Vietnam.
The Underlying Index is reconstituted and rebalanced quarterly, and thus the fund rebalances its portfolio in a corresponding fashion.
As of July 31, 2019, the Underlying Index consisted of 538 securities, with an average market capitalization of approximately $1,931.48 million and a minimum market capitalization of approximately $33.36 million, from issuers in the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate securities of issuers from countries outside the United States. As of July 31, 2019, the Underlying Index was substantially comprised of securities of issuers from Japan (21.6%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, the Underlying Index was wholly comprised of issuers in the real estate sector. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Real estate sector risk. The fund’s assets will be concentrated in the real estate sector, which means the fund will be more affected by the performance of the real estate sector than a fund that was not concentrated.
Adverse economic, business or political developments affecting real estate could have a major effect on the value of the fund’s investments. Investing in real estate securities (which include REITs) may subject the fund to risks associated with the direct ownership of real estate. Changes in interest rates may also affect the value of the fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, if applicable, a REIT could fail to qualify for favorable tax treatment under applicable tax law and could fail to maintain its exemption from the registration requirements of the Investment Company Act of 1940, as amended.
Prospectus October 1, 2019	2	Xtrackers International Real Estate ETF

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Risks related to investing in Asia. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the US securities markets. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of Asian countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Prospectus October 1, 2019	3	Xtrackers International Real Estate ETF

Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally
Prospectus October 1, 2019	4	Xtrackers International Real Estate ETF

liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Prior to February 22, 2019, the fund operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect. Returns for prior periods reflect those of the prior Underlying Index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	8.57%	March 31, 2017
Worst Quarter	-13.05%	September 30, 2015
Year-to-Date	13.40%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	10/1/2013	-10.80	3.71	4.22
After tax on distributions	10/1/2013	-11.10	2.55	3.11
After tax on distributions and sale of fund shares	10/1/2013	-6.00	2.62	3.04
MSCI Asia Pacific ex Japan US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		-10.10	4.53	4.90
Prospectus October 1, 2019	5	Xtrackers International Real Estate ETF

Effective February 22, 2019, the fund changed its Underlying Index to the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index from the MSCI Asia Pacific ex Japan US Dollar Hedged Index. Returns reflect performance for the prior Underlying Index.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	6	Xtrackers International Real Estate ETF

Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Investment Objective
Xtrackers International Real Estate ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is a free-float capitalization weighted index that provides exposure to publicly traded real estate securities in countries outside the United States, excluding Pakistan and Vietnam.
Portfolio management uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to the instruments that comprise the fund’s Underlying Index. The fund's investments in depositary receipts may include American Depositary Receipts (“ADRs”). ADRs are US dollar-denominated receipts representing shares of foreign based corporations. ADRs are issued by US banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available. The Underlying Index is composed of real estate securities including equity real estate investment trusts (“REITs”) from companies incorporated outside the United States, excluding Pakistan and Vietnam.
The Underlying Index is reconstituted and rebalanced quarterly, and thus the fund rebalances its portfolio in a corresponding fashion.
As of July 31, 2019, the Underlying Index consisted of 538 securities, with an average market capitalization of approximately $1,931.48 million and a minimum market capitalization of approximately $33.36 million, from issuers in the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate securities of issuers from countries outside the United States. As of July 31, 2019, the Underlying Index was substantially comprised of securities of issuers from Japan (21.6%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, the Underlying Index was wholly comprised of issuers in the real estate sector. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities,

Prospectus October 1, 2019	7	Fund Details

structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts (including stock index futures), options on futures contracts, other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is calculated and maintained by STOXX, Ltd. (“Index Provider” or “STOXX”). The Underlying Index is a free-float market capitalization- weighted Index designed to measure the performance of international real estate securities of issuers incorporated outside the United States, Pakistan and Vietnam. The Underlying Index’s composition is reviewed and reconstituted on a quarterly basis. The Underlying Index is composed of real estate securities (including equity real estate investment trusts) (“REITs”)) from companies incorporated outside the United States, excluding Pakistan and Vietnam.
Defining the Equity Universe. The Underlying Index is constructed by aggregation of certain STOXX Total Market indices, each representing a broad market of equity securities in a particular country that covers at least 95% of the free-float market capitalization of its respective country.
To be eligible for inclusion in a STOXX Country Total Market Index, securities must meet the following criteria:
■	Common stocks and equities with similar characteristics from financial markets that provide reliable real-time, historical component and currency pricing, and reference and corporate actions data
■	Listed companies on a regulated market on an exchange defined in the STOXX Investable Universe
■	Certain equity instruments, such as investment companies and certain specified investment vehicles, are not eligible for inclusion. Companies that were recently removed from a STOXX Total Market Index due to mergers and other corporate actions are not eligible for inclusion.
Each STOXX Country Total Market Index targets coverage of at least 95% of the free-float market capitalization of the investable stock universe at the cut-off date in the regarding country. All stocks in the investable stock universe of the country in question are ranked in terms of their free-float market capitalization at the cut-off date to produce the review list. A 93-99% buffer is applied as follows:
■	The largest companies in the investible universe with a cumulative free-float market capitalization up to and including 93% of the investible universe, qualify for selection.
■	The stocks covering the next two percent of cumulative free-float market capitalization are selected among the largest remaining current TMI components representing the portion of capitalization above 93% and up to and including 99%.
■	If the country coverage is still below the defined threshold, then the largest remaining stocks are selected until the country coverage is reached.
The STOXX Regional Total Market indices are aggregates of the STOXX Total Market country indices. They aim to provide a broad representation of the respective region. The indices are weighted according to free-float market capitalization.
The index universe of the Underlying Index is defined by the STOXX Developed and Emerging Markets Total Market Index.
Stocks classified as being within the real estate sector according to the Industry Classification Benchmark (ICB) code are eligible for inclusion in the Underlying Index.
Companies from the United States, Pakistan and Vietnam are excluded. Sector changes are implemented immediately subsequent to corporate actions.
Weighting. The Underlying Index’s components are not subject to component weight restrictions or capping.
Maintaining the Index. The Underlying Index is reviewed and rebalanced on a quarterly basis. The review cut-off date is the last trading day of the month following the last quarterly index review.
iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index
Number of Components: approximately 538
The Underlying Index is composed of real estate securities including equity real estate investment trusts (“REITs”) from companies incorporated outside the United States, excluding Pakistan and Vietnam. The country pool consists of the following set of countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.
Prospectus October 1, 2019	8	Fund Details

Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Real estate sector risk. The fund’s assets will be concentrated in the real estate sector, which means the fund will be more affected by the performance of the real estate sector than a fund that was not concentrated. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the fund’s investments.
Investing in real estate securities (which include REITs) may subject the fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the fund’s investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers.
REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A US REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. Non-US REITs may be subject to a similar tax regime under the tax laws of the jurisdictions in which such non-US REITs are organized. These distribution requirements may result in a REIT having insufficient capital for future expenditures. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs; only Equity REITs are eligible for inclusion in the Underlying Index.
Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Further, Equity REITs are dependent upon management skills and generally may not be diversified. Equity REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under applicable tax law, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays
Prospectus October 1, 2019	9	Fund Details

in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Risks related to investing in Asia. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the US securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the fund’s investments.
Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect fund investments. Governments in some
Prospectus October 1, 2019	10	Fund Details

Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.
Some countries and regions in which the fund invest have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. For example, North and South Korea each have substantial military capabilities, and historical local tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. These and other security situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of local economies.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross- ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Prospectus October 1, 2019	11	Fund Details

Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary
Prospectus October 1, 2019	12	Fund Details

market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a
Prospectus October 1, 2019	13	Fund Details

volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Prospectus October 1, 2019	14	Fund Details

Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
■	Each of the policies described herein, including the investment objective and 80% investment policies of the fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. The fund’s 80% investment policies require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of the fund are set forth in the SAI.
■	Because the fund seeks to track its Underlying Index, no fund invests defensively and the fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
■	The fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
■	The fund may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain the fund’s status as a regulated investment company (“RIC”).
■	Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of the fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
■	From time to time a third party, the Advisor and/or its affiliates may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in the fund, may be required to redeem some or all of their ownership interests in the fund prematurely or at an inopportune time.
■	From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. For example, the fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI. The top holdings of the fund can be found at www.Xtrackers.com. Fund fact sheets provide information regarding the fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).
Who Manages and Oversees the Fund
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $13.7 billion in 38 operational exchange-traded funds, as of July 1, 2019.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such
Prospectus October 1, 2019	15	Fund Details

services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under the fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to the fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of the fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers International Real Estate ETF	0.28%*
*	Reflecting the effect of expense limitations and/or fee waivers then in effect.
Effective February 22, 2019, the Advisor receives a unitary advisory fee at an annual rate equal to 0.12% of the fund’s average daily net assets. Prior to February 22, 2019, the Advisor received a unitary management fee at an annual rate equal to 0.60% of the fund’s average daily net assets.
The Advisor has contractually agreed, until September 30, 2020, to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the fund from exceeding 0.10% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
A discussion regarding the basis for the Board's approval of the fund’s Investment Advisory Agreement is contained in the most recent annual report for the annual period ended May 31. For information on how to obtain shareholder reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and wholly-owned subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for the fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit the fund and its shareholders. The Advisor thus has the ultimate responsibility
(subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate the fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates the subadvisor out of its management fee.
Management
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Prospectus October 1, 2019	16	Fund Details

■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus October 1, 2019	17	Fund Details

Investing in the Fund
Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at www.Xtrackers.com.
Buying and Selling Shares
Shares of the fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the fund based on its trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity and higher if the fund has little trading volume and market liquidity.
Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by the fund’s shareholders. The Board noted that shares of the fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of
Creation Units directly with the fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the fund’s shares trade at or close to NAV. In addition, the fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to the fund it is not necessary to adopt policies and procedures to detect and deter market timing of the fund’s shares.
The national securities exchange on which the fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The 1940 Act imposes certain restrictions on investments by registered investment companies in the securities of other investment companies, such as the fund. Registered investment companies are permitted to invest in the fund beyond applicable 1940 Act limitations, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.
Shares of the fund trade on the exchange and under the ticker symbol as shown in the table below.
Fund name	Ticker Symbol	Stock Exchange
Xtrackers International Real Estate ETF	HAUZ	NYSE Arca, Inc.

Prospectus October 1, 2019	18	Investing in the Fund

Book Entry
Shares of the fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. The fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of the fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading, provided that (a) any fund assets or liabilities denominated in currencies other than the US dollar are translated into US dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) US fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of the fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of the fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short- term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Foreign currency exchange rates with respect to the fund’s non-US securities are generally determined as of 4:00 p.m., London time. Generally, trading in non-US securities, US government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the fund are determined as of such earlier times. The value of the Underlying Index will not be calculated and disseminated intra-day. The value and return of the fund’s Underlying Index is calculated once each trading day by the Index Provider based on prices received from the international local markets. In addition the value of assets or liabilities denominated in non-US currencies will be converted into US dollars using prevailing market rates on the date of valuation as quoted
Prospectus October 1, 2019	19	Investing in the Fund

by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect the fund’s ability to track its Underlying Index.
If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect the fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of the fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of the fund and a designated amount of cash. The fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
The fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by the fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your investment in shares of the fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions or you sell fund shares.
Prospectus October 1, 2019	20	Investing in the Fund

Taxes on Distributions
Distributions from the fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held such fund’s shares. Distributions by the fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Dividends are eligible to be qualified dividend income to you, if you meet certain holding period requirements discussed below, if they are attributable to qualified dividend income received by the fund. Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the fund, and to a share of the fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.
In general, your distributions are subject to US federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are neither a resident nor a citizen of the United States or if you are a non-US entity, the fund’s ordinary income dividends (which include distributions of net short- term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the fund.
Dividends and interest received by the fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the fund at the close of a year consist of non-US stocks or securities, the fund may “pass through” to you certain non-US income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as additional gross income your share of such non-US taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your US federal income tax.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal tax law of an investment in the fund. It is not a substitute for personal
Prospectus October 1, 2019	21	Investing in the Fund

tax advice. You may also be subject to state and local taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the fund under all applicable tax laws.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for the fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee Paid
Xtrackers International Real Estate ETF(1)	$0
(1) Effective April 2, 2019, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $5,400 to $0; however, the Advisor reserves the right to amend or discontinue this subsidy upon supplement to the fund’s prospectus.
Distribution
The Distributor distributes Creation Units for the fund on an agency basis. The Distributor does not maintain a secondary market in shares of the fund. The Distributor has no role in determining the policies of the fund or the securities that are purchased or sold by the fund. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/ or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
Prospectus October 1, 2019	22	Investing in the Fund

It is possible that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of the fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the fund during the past calendar year can be found at www.Xtrackers.com.
Prospectus October 1, 2019	23	Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s Annual Report (see “For More Information” on the back cover).
Xtrackers International Real Estate ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$29.17	$26.22	$22.27	$27.90	$26.47
Income (loss) from investment operations:
Net investment income (loss)[a]	1.14	0.68	0.56	0.63	0.68
Net realized and unrealized gain (loss)	(1.98)	3.01	3.89	(4.19)	2.04
Total from investment operations	(0.84)	3.69	4.45	(3.56)	2.72
Less distributions from:
Net investment income	(0.49)	(0.74)	(0.50)	(1.09)	(1.29)
Net realized gains	—	—	—	(0.98)	—
Total distributions	(0.49)	(0.74)	(0.50)	(2.07)	(1.29)
Net Asset Value, end of year	$27.84	$29.17	$26.22	$22.27	$27.90
Total Return (%)	(2.78)[b]	14.20	20.34	(12.98)	10.78
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	60	4	4	4	11
Ratio of expenses before fee waiver (%)	0.30	0.60	0.60	0.60	0.60
Ratio of expenses after fee waiver (%)	0.28	0.60	0.60	0.60	0.60
Ratio of net investment income (loss) (%)	4.25	2.40	2.34	2.64	2.51
Portfolio turnover rate (%)[c]	43	24	14	34	19
a	Based on average shares outstanding during the period.
b	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.
Prospectus October 1, 2019	24	Financial Highlights

Appendix
Index Providers and Licenses
STOXX Ltd. (“STOXX”) is a provider of indexes and services to investors worldwide. STOXX is not affiliated with the Trust, the Advisor, Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with the Index Provider to use the Underlying Index. The Advisor has also entered into a License Agreement with a broker- dealer for the use of certain customized analytical data. All license fees are paid by the Advisor out of its own resources and not the assets of the fund.
Disclaimers
The iSTOXX Developed and Emerging Markets ex USA PK VN Real Estate Index is the intellectual property (including registered trademarks) of STOXX Limited, Zug, Switzerland (“STOXX”), Deutsche Börse Group or their licensors, which is used under license. Xtrackers International Real Estate ETF is neither sponsored nor promoted, distributed or in any other manner supported by STOXX, Deutsche Börse Group or their licensors, research partners or data providers and STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, and exclude any liability (whether in negligence or otherwise) with respect thereto generally or specifically in relation to any errors, omissions or interruptions in the Index or its data.
Shares of the fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the fund or any member of the public regarding the ability of the fund to track the total return performance of its Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index nor in the determination of the timing of, prices of, or quantities of shares of the fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the fund in connection with the administration, marketing or trading of the shares of the fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the fund as licensee, licensee’s customers and counterparties, owners of the shares of the fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the fund or to any other person or entity, as to results to be obtained by the fund from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2019	25	Appendix

FOR MORE INFORMATION:
1-855-329-3837 (1-855-DBX-ETFS)
Copies of the prospectus, SAI and recent shareholder reports, when available, can be found on our website at www.Xtrackers.com. For more information about the fund, you may request a copy of the SAI. The SAI provides detailed information about the fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of the fund or you wish to obtain the SAI or shareholder report free of charge, please:
Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
Information about the fund (including the SAI), reports and other information about the fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about the fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.
Investment Company Act File No.: 811-22487
(10/01/19) HAUZ-1

Prospectus
October 1, 2019
Xtrackers MSCI Emerging Markets Hedged Equity ETF
NYSE Arca, Inc.: DBEM

Xtrackers MSCI EAFE Hedged Equity ETF
NYSE Arca, Inc.: DBEF

Xtrackers MSCI Germany Hedged Equity ETF
NYSE Arca, Inc.: DBGR

Xtrackers MSCI Japan Hedged Equity ETF
NYSE Arca, Inc.: DBJP

Xtrackers MSCI Europe Hedged Equity ETF
NYSE Arca, Inc.: DBEU

Xtrackers MSCI All World ex US Hedged Equity ETF
NYSE Arca, Inc.: DBAW

Xtrackers MSCI South Korea Hedged Equity ETF
NYSE Arca, Inc.: DBKO

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
NYSE Arca, Inc.: HDAW

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
NYSE Arca, Inc.: HDEF

Xtrackers Eurozone Equity ETF
Cboe BZX Exchange, Inc.: EURZ

Xtrackers MSCI Eurozone Hedged Equity ETF
NYSE Arca, Inc.: DBEZ

Xtrackers Japan JPX-Nikkei 400 Equity ETF
NYSE Arca, Inc.: JPN

Xtrackers MSCI Latin America Pacific Alliance ETF
NYSE Arca, Inc.: PACA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers MSCI Emerging Markets Hedged Equity ETF
Ticker: DBEM	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI Emerging Markets Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Other Expenses	None
Total annual fund operating expenses	0.65
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least

Prospectus October 1, 2019	1	Xtrackers MSCI Emerging Markets Hedged Equity ETF

80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 1,193 securities, with an average market capitalization of approximately $4.55 billion and a minimum market capitalization of approximately $65 million, from issuers in the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from emerging markets countries and in instruments designed to hedge against the fund’s exposure to non-US currencies.
Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from China (31.8%). To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (24.8%) sector. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty,
Prospectus October 1, 2019	2	Xtrackers MSCI Emerging Markets Hedged Equity ETF

trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for
Prospectus October 1, 2019	3	Xtrackers MSCI Emerging Markets Hedged Equity ETF

changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and
Prospectus October 1, 2019	4	Xtrackers MSCI Emerging Markets Hedged Equity ETF

extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	9.37%	March 31, 2012
Worst Quarter	-13.21%	September 30, 2015
Year-to-Date	9.36%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own
Prospectus October 1, 2019	5	Xtrackers MSCI Emerging Markets Hedged Equity ETF

actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	6/9/2011	-11.12	1.73	0.15
After tax on distributions	6/9/2011	-11.53	1.22	-0.39
After tax on distributions and sale of fund shares	6/9/2011	-5.98	1.34	0.14
MSCI EM US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		-10.35	3.03	2.18
MSCI EM Index (reflects no deductions for fees, expenses or taxes)		-14.58	1.65	0.17
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	6	Xtrackers MSCI Emerging Markets Hedged Equity ETF

Xtrackers MSCI EAFE Hedged Equity ETF
Ticker: DBEF	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI EAFE Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35
Other Expenses	None
Total annual fund operating expenses	0.35
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed market performance while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least

Prospectus October 1, 2019	7	Xtrackers MSCI EAFE Hedged Equity ETF

80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 923 securities, with an average market capitalization of approximately $14.95 billion and a minimum market capitalization of approximately $1.2 billion, from issuers in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe, Australia and the Far East and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (24.0%) and the United Kingdom (16.7%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (18.7%). The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Prospectus October 1, 2019	8	Xtrackers MSCI EAFE Hedged Equity ETF

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore,
Prospectus October 1, 2019	9	Xtrackers MSCI EAFE Hedged Equity ETF

because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is
Prospectus October 1, 2019	10	Xtrackers MSCI EAFE Hedged Equity ETF

likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	10.75%	March 31, 2012
Worst Quarter	-11.67%	December 31, 2018
Year-to-Date	15.12%	June 30, 2019
Prospectus October 1, 2019	11	Xtrackers MSCI EAFE Hedged Equity ETF

Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	6/9/2011	-9.27	4.24	6.65
After tax on distributions	6/9/2011	-9.90	3.23	5.53
After tax on distributions and sale of fund shares	6/9/2011	-4.98	3.09	5.17
MSCI EAFE US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		-8.96	4.61	7.06
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)		-13.79	0.53	3.04
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	12	Xtrackers MSCI EAFE Hedged Equity ETF

Xtrackers MSCI Germany Hedged Equity ETF
Ticker: DBGR	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI Germany Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the German equity market while mitigating exposure to fluctuations between the value of the US dollar and the euro. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total

Prospectus October 1, 2019	13	Xtrackers MSCI Germany Hedged Equity ETF

assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 64 securities, with an average market capitalization of approximately $18.62 billion and a minimum market capitalization of approximately $1.61 billion.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the euro. The fund hedges the euro to the US dollar by selling euro currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the US dollar.
The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of German issuers and in instruments designed to hedge against the fund’s exposure to the euro. As of July 31, 2019, the Underlying Index was solely comprised of securities of issuers from Germany.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the consumer discretionary sector (18.2%) and in the financial services sector (16.3%). The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Prospectus October 1, 2019	14	Xtrackers MSCI Germany Hedged Equity ETF

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Prospectus October 1, 2019	15	Xtrackers MSCI Germany Hedged Equity ETF

Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate
Prospectus October 1, 2019	16	Xtrackers MSCI Germany Hedged Equity ETF

from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Prospectus October 1, 2019	17	Xtrackers MSCI Germany Hedged Equity ETF

If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Effective May 31, 2013, changes were made to the fund’s investment objective. Prior to May 31, 2013, the fund was known as dbx-trackers MSCI Canada Hedged Equity Fund (DBCN). Returns reflect performance for DBCN and its underlying hedged and unhedged indices through May 31, 2013.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	20.94%	March 31, 2015
Worst Quarter	-13.41%	December 31, 2018
Year-to-Date	16.93%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	6/9/2011	-16.04	2.40	3.25
After tax on distributions	6/9/2011	-16.52	1.09	2.14
After tax on distributions and sale of fund shares	6/9/2011	-9.05	1.59	2.36
MSCI Germany US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		-15.72	2.74	3.64
MSCI Germany Index (reflects no deductions for fees, expenses or taxes)		-22.17	-2.13	0.44
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Prospectus October 1, 2019	18	Xtrackers MSCI Germany Hedged Equity ETF

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	19	Xtrackers MSCI Germany Hedged Equity ETF

Xtrackers MSCI Japan Hedged Equity ETF
Ticker: DBJP	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI Japan Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$145	$252	$568
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the Japanese equity market while mitigating exposure to fluctuations between the value of the US dollar and the Japanese yen. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The

Prospectus October 1, 2019	20	Xtrackers MSCI Japan Hedged Equity ETF

fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 323 securities, with an average market capitalization of approximately $10.26 billion and a minimum market capitalization of approximately $1.20 billion.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the Japanese yen. The fund hedges the Japanese yen to the US dollar by selling Japanese yen currency forwards at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the Japanese yen based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the Japanese yen relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Japanese issuers and in instruments designed to hedge against the fund’s exposure to the Japanese yen. As of July 31, 2019, the Underlying Index was solely comprised of securities of issuers from Japan.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the industrials (21.1%) and consumer discretionary (18.5%) sectors. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Consumer discretionary goods include durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Prospectus October 1, 2019	21	Xtrackers MSCI Japan Hedged Equity ETF

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Prospectus October 1, 2019	22	Xtrackers MSCI Japan Hedged Equity ETF

Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying
Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time
Prospectus October 1, 2019	23	Xtrackers MSCI Japan Hedged Equity ETF

than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Prospectus October 1, 2019	24	Xtrackers MSCI Japan Hedged Equity ETF

CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	20.65%	March 31, 2013
Worst Quarter	-16.97%	December 31, 2018
Year-to-Date	6.88%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Class Inception	1 Year	5 Years	Since Inception
Returns before tax	6/9/2011	-14.03	3.66	9.01
After tax on distributions	6/9/2011	-14.64	2.20	7.83
After tax on distributions and sale of fund shares	6/9/2011	-7.64	2.44	6.92
MSCI Japan US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		-13.61	4.30	9.73
MSCI Japan Index (reflects no deductions for fees, expenses or taxes)		-12.88	3.06	5.33
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	25	Xtrackers MSCI Japan Hedged Equity ETF

Xtrackers MSCI Europe Hedged Equity ETF
Ticker: DBEU	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI Europe Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the developed markets in Europe, while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The

Prospectus October 1, 2019	26	Xtrackers MSCI Europe Hedged Equity ETF

fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 442 securities, with an average market capitalization of approximately $19.56 billion and a minimum market capitalization of approximately $1.51 billion, from issuers in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (26.6%) and France (18.0%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (17.7%). The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Prospectus October 1, 2019	27	Xtrackers MSCI Europe Hedged Equity ETF

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore,
Prospectus October 1, 2019	28	Xtrackers MSCI Europe Hedged Equity ETF

because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is
Prospectus October 1, 2019	29	Xtrackers MSCI Europe Hedged Equity ETF

likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	11.14%	March 31, 2015
Worst Quarter	-10.61%	December 31, 2018
Year-to-Date	17.67%	June 30, 2019
Prospectus October 1, 2019	30	Xtrackers MSCI Europe Hedged Equity ETF

Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	10/1/2013	-8.50	4.30	5.21
After tax on distributions	10/1/2013	-9.20	2.75	3.65
After tax on distributions and sale of fund shares	10/1/2013	-4.47	2.95	3.64
MSCI Europe US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		-8.20	4.66	5.58
MSCI Europe Index (reflects no deductions for fees, expenses or taxes)		-14.86	-0.61	0.87
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	31	Xtrackers MSCI Europe Hedged Equity ETF

Xtrackers MSCI All World ex US Hedged Equity ETF
Ticker: DBAW	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI All World ex US Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.40
Other Expenses	None
Total annual fund operating expenses	0.40
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$129	$225	$507
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when

Prospectus October 1, 2019	32	Xtrackers MSCI All World ex US Hedged Equity ETF

using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 2,205 securities, with an average market capitalization of approximately $9.37 billion and a minimum market capitalization of approximately $65 million, from issuers in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from countries other than the United States and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (16.5%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (21.6%). The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and
Prospectus October 1, 2019	33	Xtrackers MSCI All World ex US Hedged Equity ETF

markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Prospectus October 1, 2019	34	Xtrackers MSCI All World ex US Hedged Equity ETF

Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that
Prospectus October 1, 2019	35	Xtrackers MSCI All World ex US Hedged Equity ETF

trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	8.09%	March 31, 2015
Worst Quarter	-10.45%	December 31, 2018
Year-to-Date	13.73%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
Prospectus October 1, 2019	36	Xtrackers MSCI All World ex US Hedged Equity ETF

	Inception Date	1 Year	Since Inception
Returns before tax	1/23/2014	-9.48	3.68
After tax on distributions	1/23/2014	-9.95	2.46
After tax on distributions and sale of fund shares	1/23/2014	-5.04	2.56
MSCI ACWI ex USA US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		-9.26	4.14
MSCI ACWI ex USA Index (reflects no deductions for fees, expenses or taxes)		-14.20	0.74
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	37	Xtrackers MSCI All World ex US Hedged Equity ETF

Xtrackers MSCI South Korea Hedged Equity ETF
Ticker: DBKO	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI South Korea Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Korea 25/50 US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.58
Other Expenses	None
Total annual fund operating expenses	0.58
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the South Korean equity market while mitigating exposure to fluctuations between the value of the US dollar and the South Korean won. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy.

Prospectus October 1, 2019	38	Xtrackers MSCI South Korea Hedged Equity ETF

The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 114 securities, with an average market capitalization of approximately $5.56 billion and a minimum market capitalization of approximately $108 million.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the South Korean won. The fund hedges the South Korean won to the US dollar by selling South Korean won currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the South Korean won based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the South Korean won relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of South Korean issuers and in instruments designed to hedge against the fund’s exposure to the South Korean won. As of July 31, 2019, the Underlying Index was solely comprised of securities of issuers from South Korea.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the information technology sector (35.0%). The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Prospectus October 1, 2019	39	Xtrackers MSCI South Korea Hedged Equity ETF

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Risks related to investing in South Korea. Investments in South Korean issuers may subject the fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. Substantial political tensions exist between North Korea and South Korea and recently, these political tensions have escalated. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities will likely adversely impact the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems. In addition, economic and political developments of South Korean neighbors may have an adverse effect on the South Korean economy.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs
Prospectus October 1, 2019	40	Xtrackers MSCI South Korea Hedged Equity ETF

of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing
Prospectus October 1, 2019	41	Xtrackers MSCI South Korea Hedged Equity ETF

and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Cash transactions risk. Unlike most other ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in- kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Prospectus October 1, 2019	42	Xtrackers MSCI South Korea Hedged Equity ETF

CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	12.12%	June 30, 2017
Worst Quarter	-11.67%	December 31, 2018
Year-to-Date	6.07%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	1/23/2014	-16.16	1.27
After tax on distributions	1/23/2014	-16.41	1.26
After tax on distributions and sale of fund shares	1/23/2014	-8.80	1.14
MSCI Korea 25/50 US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		-15.28	2.60
MSCI Korea 25/50 Index (reflects no deductions for fees, expenses or taxes)		-20.01	1.68
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	43	Xtrackers MSCI South Korea Hedged Equity ETF

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Ticker: HDAW	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA High Dividend Yield Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.20
Other Expenses	None
Total annual fund operating expenses	0.20
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States).
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is designed to reflect the performance of equities (excluding

Prospectus October 1, 2019	44	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

real estate investment trusts (“REITs”)) in its parent index, the MSCI ACWI ex US Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
The Underlying Index is a free float adjusted market capitalization weighted index. As of July 31, 2019, the Underlying Index consisted of 333 securities, with an average market capitalization of approximately $10.87 billion and a minimum market capitalization of approximately $66 million, from issuers in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom. The Underlying Index is rebalanced semi-annually in May and November, and thus the fund rebalances its portfolio in corresponding fashion.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in countries other than the United States. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (28.0%) and healthcare (15.6%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. Industries in the healthcare sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If
Prospectus October 1, 2019	45	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019.
Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price
Prospectus October 1, 2019	46	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Healthcare sector risk. To the extent that the fund invests significantly in the healthcare sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and
Prospectus October 1, 2019	47	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those
Prospectus October 1, 2019	48	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Prior to February 13, 2018, the fund sought investment results that corresponded generally to the performance, before the fund’s fees and expenses, of the MSCI ACWI ex USA High Dividend Yield US Dollar Hedged Index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	5.49%	September 30, 2016
Worst Quarter	-9.53%	December 31, 2018
Year-to-Date	13.38%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	8/12/2015	-11.92	0.37
After tax on distributions	8/12/2015	-12.76	-0.43
After tax on distributions and sale of fund shares	8/12/2015	-6.52	0.36
MSCI ACWI ex USA High Dividend Yield Index (reflects no deductions for fees, expenses or taxes)		-12.11	0.64
MSCI ACWI ex USA Index (reflects no deductions for fees, expenses or taxes)		-14.20	1.41
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	49	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Ticker: HDEF	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.20
Other Expenses	None
Total annual fund operating expenses	0.20
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed market performance.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is designed to reflect the performance of equities (excluding REITs) in its parent index, the MSCI EAFE Index, with

Prospectus October 1, 2019	50	Xtrackers MSCI EAFE High Dividend Yield Equity ETF

higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
The Underlying Index is a free float adjusted market capitalization weighted index. As of July 31, 2019, the Underlying Index consisted of 112 securities, with an average market capitalization of approximately $16.46 billion and a minimum market capitalization of approximately $1.68 billion from issuers in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index is rebalanced semi-annually in May and November, and thus the Fund rebalances its portfolio in corresponding fashion.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities located in developed countries in Europe, Australasia and the Far East. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (28.2%) and Germany (17.0%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (20.7%) and healthcare (16.3%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. Industries in the healthcare sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If
Prospectus October 1, 2019	51	Xtrackers MSCI EAFE High Dividend Yield Equity ETF

the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019.
Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Healthcare sector risk. To the extent that the fund invests significantly in the healthcare sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the
Prospectus October 1, 2019	52	Xtrackers MSCI EAFE High Dividend Yield Equity ETF

financial services sector. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions,
Prospectus October 1, 2019	53	Xtrackers MSCI EAFE High Dividend Yield Equity ETF

including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Prospectus October 1, 2019	54	Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Prior to February 13, 2018, the fund sought investment results that corresponded generally to the performance, before the fund’s fees and expenses, of the MSCI EAFE High Dividend Yield US Dollar Hedged Index.
CALENDAR YEAR TOTAL RETURNS(%)
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
2016	2017	2018
11.58	9.83	-13.28

	Returns	Period ending
Best Quarter	5.97%	March 31, 2017
Worst Quarter	-10.44%	December 31, 2018
Year-to-Date	14.13%	June 30, 2019

	Inception Date	1 Year	Since Inception
Returns before tax	8/12/2015	-13.28	-0.20
After tax on distributions	8/12/2015	-13.98	-1.44
After tax on distributions and sale of fund shares	8/12/2015	-7.36	-0.11
MSCI EAFE High Dividend Yield Index (reflects no deductions for fees, expenses or taxes)		-13.23	0.12
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)		-13.79	0.28
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	55	Xtrackers MSCI EAFE High Dividend Yield Equity ETF

Xtrackers Eurozone Equity ETF
Ticker: EURZ	Stock Exchange: Cboe BZX Exchange Inc.
Investment Objective
Xtrackers Eurozone Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the NASDAQ Eurozone Large Mid Cap Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.09
Other Expenses	None
Total annual fund operating expenses	0.09
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities of large- and mid-capitalization companies based in the countries in the Economic and Monetary Union (the “EMU” or “Eurozone”) of the European Union (“EU”). The Underlying Index is composed of equity securities of companies that are based in countries in the Eurozone that have adopted the euro as their common currency and sole legal tender. When constructing the Underlying Index, Nasdaq Global Indexes (“Nasdaq” or the “Index Provider”) assigns each eligible index security to a country which will govern its inclusion in the Underlying Index based on three categories: (i) the index security’s country of incorporation; (ii) the index security’s country of domicile; and (iii) the index security’s country of primary exchange listing. Generally, if two or more of the categories match, the index security will be assigned to that country. The Underlying Index is market capitalization weighted and it is rebalanced semi-annually in March and September.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to

Prospectus October 1, 2019	56	Xtrackers Eurozone Equity ETF

limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 308 securities with an average market capitalization of approximately $21.08 billion and a minimum market capitalization of approximately $2.4 billion from issuers in the following countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone and in instruments designed to hedge the fund’s exposure to non-US currencies. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from France (33.9%) and Germany (27.1%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (19.3%), consumer goods (20.1%) and industrials (17.0%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified”
over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Prospectus October 1, 2019	57	Xtrackers Eurozone Equity ETF

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Consumer goods sector risk. To the extent that the fund invests significantly in the consumer goods sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer goods sector. The success of consumer goods manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition, government regulation and consumer confidence. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest and marketing campaigns. Companies in the consumer goods sector may be subject to severe competition, which may have an adverse impact
Prospectus October 1, 2019	58	Xtrackers Eurozone Equity ETF

on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer goods in the marketplace.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely
Prospectus October 1, 2019	59	Xtrackers Eurozone Equity ETF

that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Prospectus October 1, 2019	60	Xtrackers Eurozone Equity ETF

Prior to October 27, 2017, the fund sought investment results that corresponded generally to the performance, before the fund’s fees and expenses, of the MSCI Southern Europe US Dollar Hedged Index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	12.29%	December 31, 2016
Worst Quarter	-14.29%	December 31, 2018
Year-to-Date	16.15%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	8/19/2015	-17.10	-4.40
After tax on distributions	8/19/2015	-17.32	-4.86
After tax on distributions and sale of fund shares	8/19/2015	-9.29	-3.07
NASDAQ Eurozone Large Mid Cap Index (reflects no deductions for fees, expenses or taxes)		-17.29	-4.23
MSCI ACWI ex USA Index (reflects no deductions for fees, expenses or taxes)		-14.20	1.98
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	61	Xtrackers Eurozone Equity ETF

Xtrackers MSCI Eurozone Hedged Equity ETF
Ticker: DBEZ	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI Eurozone Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the US dollar and the euro. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The

Prospectus October 1, 2019	62	Xtrackers MSCI Eurozone Hedged Equity ETF

Underlying Index is composed of equities from countries in the EMU, or the “Eurozone,” that have adopted the euro as their common currency and sole legal tender. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 704 securities with an average market capitalization of approximately $6.97 billion and a minimum market capitalization of approximately $76 million from issuers in the following countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Netherlands, Portugal and Spain.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the euro. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund (and the Underlying Index) hedges the euro in the portfolio to US dollars by selling the euro forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from France (33.3%) and Germany (27.1%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (16.3%) and industrials (15.7%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and
Prospectus October 1, 2019	63	Xtrackers MSCI Eurozone Hedged Equity ETF

in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In
June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Prospectus October 1, 2019	64	Xtrackers MSCI Eurozone Hedged Equity ETF

Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Forward currency contract risk. The fund’s forward currency contracts may not be successful in minimizing the impact of changes in the value of the non-US currencies against the US dollar. To the extent the fund’s forward currency contracts are not successful, the US dollar value of your investment in the fund may go down. Furthermore, because no changes in the currency weights in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of non-US currencies against the US dollar during the month may affect the value of the fund’s investment. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money. NDFs may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely
Prospectus October 1, 2019	65	Xtrackers MSCI Eurozone Hedged Equity ETF

that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Prospectus October 1, 2019	66	Xtrackers MSCI Eurozone Hedged Equity ETF

CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	17.99%	March 31, 2015
Worst Quarter	-12.30%	December 31, 2018
Year-to-Date	18.45%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	12/10/2014	-10.75	4.67
After tax on distributions	12/10/2014	-11.12	3.77
After tax on distributions and sale of fund shares	12/10/2014	-5.83	3.47
MSCI EMU IMI US Dollar Hedged Index (reflects no deductions for fees, expenses or taxes)		-10.61	4.85
MSCI EMU IMI Net Total Return (reflects no deductions for fees, expenses or taxes)		-17.41	1.28
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	67	Xtrackers MSCI Eurozone Hedged Equity ETF

Xtrackers Japan JPX-Nikkei 400 Equity ETF
Ticker: JPN	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers Japan JPX-Nikkei 400 Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the JPX-Nikkei 400 Net Total Return Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.09
Other Expenses	None
Total annual fund operating expenses	0.09
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 149% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities of issuers who are primarily listed on the following sections of Tokyo Stock Exchange (“TSE”): the 1st section, the 2nd section, Mothers or JASDAQ. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is

Prospectus October 1, 2019	68	Xtrackers Japan JPX-Nikkei 400 Equity ETF

comprised of the equity securities of the 400 highest scoring issuers listed on the TSE, as measured in return on equity, cumulative operating profit and current market value. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 397 securities with an average market capitalization of approximately $10.9 billion and a minimum market capitalization of approximately $505 million.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from Japanese issuers. As of July 31, 2019, the Underlying Index was solely comprised of issuers in Japan. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the industrials (23.3%) and consumer discretionary (15.6%) sectors. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than
Prospectus October 1, 2019	69	Xtrackers Japan JPX-Nikkei 400 Equity ETF

those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the
Prospectus October 1, 2019	70	Xtrackers Japan JPX-Nikkei 400 Equity ETF

possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Prospectus October 1, 2019	71	Xtrackers Japan JPX-Nikkei 400 Equity ETF

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	8.70%	December 31, 2017
Worst Quarter	-14.72%	December 31, 2018
Year-to-Date	7.51%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
Prospectus October 1, 2019	72	Xtrackers Japan JPX-Nikkei 400 Equity ETF

	Inception Date	1 Year	Since Inception
Returns before tax	6/24/2015	-14.19	1.23
After tax on distributions	6/24/2015	-14.31	1.04
After tax on distributions and sale of fund shares	6/24/2015	-8.22	1.08
JPX-Nikkei 400 Net Total Return Index (reflects no deductions for fees, expenses or taxes)		-14.27	1.36
MSCI ACWI ex USA Index (reflects no deductions for fees, expenses or taxes)		-14.20	-0.04
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	73	Xtrackers Japan JPX-Nikkei 400 Equity ETF

Xtrackers MSCI Latin America Pacific Alliance ETF
Ticker: PACA	Stock Exchange: NYSE Arca, Inc.
Investment Objective
Xtrackers MSCI Latin America Pacific Alliance ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Latin America Pacific Alliance Capped Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.
Portfolio turnover rate for the period from October 30, 2018 (commencement of operations) through the most recent fiscal year, the fund’s portfolio turnover rate was 44%.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to provide exposure to equity securities of issuers from Latin American member states of the Pacific Alliance, currently consisting of Chile, Colombia, Mexico and Peru, as well as securities that are headquartered and carry out the majority of operations in the respective country. The Underlying Index is a free float adjusted, market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, all issuers with weight above 5% do not exceed 50% of the Underlying Index weight and no single country exceeds 50% of the Underlying Index weight. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an

Prospectus October 1, 2019	74	Xtrackers MSCI Latin America Pacific Alliance ETF

indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 137 securities with an average market capitalization of approximately $2.14 billion and a minimum market capitalization of approximately $21 million from issuers in the following countries: Canada, Chile, Colombia, Mexico, Peru and the United Kingdom.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from Latin American member states of the Pacific Alliance (including securities that are headquartered and carry out the majority of operations in such countries). As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from Mexico (48.3%) and Chile (22.6%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (27.9%) and consumer staples (21.3%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer staples sector includes companies whose businesses are less susceptible to economic cycles. These companies include manufacturers and distributors of food, beverages, non-durable household goods and personal products, as well as food and drug retail companies and consumer product super centers. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for
Prospectus October 1, 2019	75	Xtrackers MSCI Latin America Pacific Alliance ETF

companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Latin American economic risk. High interest, inflation, government defaults and unemployment rates characterize the economies in some Latin American countries. Currency devaluations in any Latin American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Latin American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Latin American countries can experience significant volatility.
Risks related to investing in Chile. Investments in Chilean issuers involve risks that are specific to Chile, including legal, regulatory, political, currency, environmental and economic risks. Among other things, the Chilean economy is heavily dependent on key trading partners for the export of certain commodities, making it vulnerable to commodity prices.
Risks related to investing in Colombia. Investments in Colombian issuers and companies that have significant operations in Colombia involve risks that are specific to Colombia, including legal, regulatory, political and economic risks. The Colombian economy has grown steadily during the past several years, and there can be no assurance that economic growth will continue. The Colombian economy depends heavily on oil, coal and other commodity exports, making it vulnerable to commodity prices.
Risks related to investing in Mexico. Investments in Mexican issuers involve risks that are specific to Mexico, including legal, regulatory, political, currency, security and economic risks. Mexico has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates. The agricultural and mining sectors of Mexico’s economy account for a large portion of its exports. Mexico is susceptible to fluctuations in the commodity markets and, in particular, in the price and demand for agricultural products and natural resources. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Mexican economy. Recent political developments in the US have potential implications for the current trade arrangements between the US and Mexico, which could negatively affect the value of securities held by the fund.
Risks related to investing in Peru. Investment in Peruvian issuers involves risks that are specific to Peru, including legal, regulatory, political and economic risks. The Peruvian
Prospectus October 1, 2019	76	Xtrackers MSCI Latin America Pacific Alliance ETF

economy is dependent on commodity prices and the economies of its trading partners in Latin America, Europe, Asia and the US. Peru has historically experienced high rates of inflation and may continue to do so in the future.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Consumer staples sector risk. To the extent that the fund invests significantly in the consumer staples sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the
Prospectus October 1, 2019	77	Xtrackers MSCI Latin America Pacific Alliance ETF

Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations
Prospectus October 1, 2019	78	Xtrackers MSCI Latin America Pacific Alliance ETF

where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
Since the fund commenced operations on October 30, 2018, performance information is not available for a full calendar year.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than
NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	79	Xtrackers MSCI Latin America Pacific Alliance ETF

Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Investment Objective
Xtrackers MSCI Emerging Markets Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EM US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track emerging market performance while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least
80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 1,193 securities, with an average market capitalization of approximately $4.55 billion and a minimum market capitalization of approximately $65 million, from issuers in the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from emerging markets countries and in instruments designed to hedge against the fund’s exposure to non-US currencies.

Prospectus October 1, 2019	80	Fund Details

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from China (31.8%). To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (24.8%) sector. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI EM US Dollar Hedged Index
Number of Components: approximately 1,193
Index Description. The MSCI EM US Dollar Hedged Index is designed to provide exposure to equity securities in the global emerging markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected emerging market currencies. As of July 31, 2019, the Underlying Index consisted of issuers from the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times
Prospectus October 1, 2019	81	Fund Details

result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of
Prospectus October 1, 2019	82	Fund Details

qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These
Prospectus October 1, 2019	83	Fund Details

risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand
Prospectus October 1, 2019	84	Fund Details

forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within
Prospectus October 1, 2019	85	Fund Details

them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform
Prospectus October 1, 2019	86	Fund Details

measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self- sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the
US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Events such as these are difficult to predict and may or may not occur in the future.
China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. Moreover, the current major slowdown in other significant economies of the world, such as the US, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the fund’s investments.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese
Prospectus October 1, 2019	87	Fund Details

government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong.
However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than US standards. There is substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles.
■	Chinese corporate and securities law. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US.
■	China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Tax on retained income and gains. To the extent the fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay US federal income tax on the retained income and gains, thereby reducing the fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In
Prospectus October 1, 2019	88	Fund Details

addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.

Xtrackers MSCI EAFE Hedged Equity ETF
Investment Objective
Xtrackers MSCI EAFE Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed market performance while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 923 securities, with an average market capitalization of approximately $14.95 billion and a minimum market capitalization of approximately $1.2 billion, from issuers in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
Prospectus October 1, 2019	89	Fund Details

The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe, Australia and the Far East and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (24.0%) and the United Kingdom (16.7%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (18.7%). The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940
Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI EAFE US Dollar Hedged Index
Number of Components: approximately 923
Index Description. The MSCI EAFE US Dollar Hedged Index is designed to provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. As of July 31, 2019, the Underlying Index consisted of issuers from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Prospectus October 1, 2019	90	Fund Details

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are
Prospectus October 1, 2019	91	Fund Details

less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as
Prospectus October 1, 2019	92	Fund Details

members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result,
Prospectus October 1, 2019	93	Fund Details

the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Prospectus October 1, 2019	94	Fund Details

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors,
Prospectus October 1, 2019	95	Fund Details

particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross- ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Risks related to investing in the United Kingdom. Investment in British issuers may subject the fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily on export of financial services to the US and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the fund has exposure. The British economy, along with the US and certain other EU economies, experienced a significant economic slowdown during the financial crisis.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty in its wake. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), has given notice of its intention to withdraw in March 2019 (later extended to October 2019) and has entered into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events. It is unclear whether the United Kingdom and the EU will reach an agreement regarding the terms of the United Kingdom’s withdrawal. If the United Kingdom withdraws from the EU without reaching as agreement with the EU, the resulting consequences could be even more significant than expected.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading, international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.
The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a
Prospectus October 1, 2019	96	Fund Details

result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI Germany Hedged Equity ETF
Investment Objective
The Xtrackers MSCI Germany Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Germany US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the German equity market while mitigating exposure to fluctuations between the value of the US dollar and the euro. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 64 securities, with an average market capitalization of approximately $18.62 billion and a minimum market capitalization of approximately $1.61 billion.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the euro. The fund hedges the euro to the US dollar by selling euro currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the US dollar.
The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical
Prospectus October 1, 2019	97	Fund Details

delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of German issuers and in instruments designed to hedge against the fund’s exposure to the euro. As of July 31, 2019, the Underlying Index was solely comprised of securities of issuers from Germany.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the consumer discretionary sector (18.2%) and in the financial services sector (16.3%). The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI Germany US Dollar Hedged Index
Number of Components: approximately 64
Index Description. The MSCI Germany US Dollar Hedged Index is designed to provide exposure to German equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and the euro.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times
Prospectus October 1, 2019	98	Fund Details

result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
Prospectus October 1, 2019	99	Fund Details

European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in
Prospectus October 1, 2019	100	Fund Details

the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’
Prospectus October 1, 2019	101	Fund Details

closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Prospectus October 1, 2019	102	Fund Details

Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations
Prospectus October 1, 2019	103	Fund Details

where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI Japan Hedged Equity ETF
Investment Objective
The Xtrackers MSCI Japan Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Japan US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the Japanese equity market while mitigating exposure to fluctuations between the value of the US dollar and the Japanese yen. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index
Prospectus October 1, 2019	104	Fund Details

instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 323 securities, with an average market capitalization of approximately $10.26 billion and a minimum market capitalization of approximately $1.20 billion.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the Japanese yen. The fund hedges the Japanese yen to the US dollar by selling Japanese yen currency forwards at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the Japanese yen based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the Japanese yen relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Japanese issuers and in instruments designed to hedge against the fund’s exposure to the Japanese yen. As of July 31, 2019, the Underlying Index was solely comprised of securities of issuers from Japan.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the industrials (21.1%) and consumer discretionary (18.5%) sectors. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Consumer discretionary goods include durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the
Prospectus October 1, 2019	105	Fund Details

value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI Japan US Dollar Hedged Index
Number of Components: approximately 323
Index Description. The MSCI Japan US Dollar Hedged Index is designed to provide exposure to Japanese equity markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and Japanese yen.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has
Prospectus October 1, 2019	106	Fund Details

historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross- ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund
Prospectus October 1, 2019	107	Fund Details

may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate
Prospectus October 1, 2019	108	Fund Details

from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not
Prospectus October 1, 2019	109	Fund Details

trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Prospectus October 1, 2019	110	Fund Details

Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI Europe Hedged Equity ETF
Investment Objective
Xtrackers MSCI Europe Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Europe US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the developed markets in Europe, while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry
Prospectus October 1, 2019	111	Fund Details

weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 442 securities, with an average market capitalization of approximately $19.56 billion and a minimum market capitalization of approximately $1.51 billion, from issuers in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from Europe and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (26.6%) and France (18.0%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (17.7%). The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI Europe US Dollar Hedged Index
Prospectus October 1, 2019	112	Fund Details

Number of Components: approximately 442
Index Description. The MSCI Europe US Dollar Hedged Index is designed to provide exposure to equity securities in developed stock markets in Europe, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. As of July 31, 2019, the Underlying Index consisted of issuers from the following 15 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have
Prospectus October 1, 2019	113	Fund Details

on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or
Prospectus October 1, 2019	114	Fund Details

sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Prospectus October 1, 2019	115	Fund Details

The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted
Prospectus October 1, 2019	116	Fund Details

securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Prospectus October 1, 2019	117	Fund Details

This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Risks related to investing in France. Investment in French issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to France. During the most recent financial crisis, the French economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.
Risks related to investing in the United Kingdom. Investment in British issuers may subject the fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily on export of financial services to the US and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the fund has exposure. The British economy, along with the US and certain other EU economies, experienced a significant economic slowdown during the financial crisis.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty in its wake. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), has given notice of its intention to withdraw in March 2019 (later extended to October 2019) and has entered into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events. It is unclear whether the United Kingdom and the EU will reach an agreement regarding the terms of the United Kingdom’s withdrawal. If the United Kingdom withdraws from the EU without reaching as agreement with the EU, the resulting consequences could be even more significant than expected.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading, international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.
The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with
Prospectus October 1, 2019	118	Fund Details

the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI All World ex US Hedged Equity ETF
Investment Objective
The Xtrackers MSCI All World ex US Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States), while mitigating exposure to fluctuations between the value of the US dollar and the currencies of the countries included in the Underlying Index. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 2,205 securities, with an average market capitalization of approximately $9.37 billion and a minimum market capitalization of approximately $65 million, from issuers in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.
The fund enters into forward currency contracts designed to offset the fund’s exposure to foreign currencies. The fund hedges each foreign currency in the portfolio to US dollars by selling the applicable foreign currency forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to each non-US currency based on currency weights as of
Prospectus October 1, 2019	119	Fund Details

the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-US currencies relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of issuers from countries other than the United States and in instruments designed to hedge against the fund’s exposure to non-US currencies. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from Japan (16.5%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (21.6%). The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI ACWI ex USA US Dollar Hedged Index
Number of Components: approximately 2,205
Index Description. The MSCI ACWI ex USA US Dollar Hedged Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States), while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies. As of July 31, 2019, the Underlying Index consisted of issuers from the following 48 developed and emerging market countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the
Prospectus October 1, 2019	120	Fund Details

main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide
Prospectus October 1, 2019	121	Fund Details

reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly
Prospectus October 1, 2019	122	Fund Details

takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from
Prospectus October 1, 2019	123	Fund Details

NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Prospectus October 1, 2019	124	Fund Details

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors,
Prospectus October 1, 2019	125	Fund Details

particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross- ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI South Korea Hedged Equity ETF
Investment Objective
The Xtrackers MSCI South Korea Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Korea 25/50 US Dollar Hedged Index (the “Underlying Index”).
Prospectus October 1, 2019	126	Fund Details

Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the South Korean equity market while mitigating exposure to fluctuations between the value of the US dollar and the South Korean won. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy.
The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 114 securities, with an average market capitalization of approximately $5.56 billion and a minimum market capitalization of approximately $108 million.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the South Korean won. The fund hedges the South Korean won to the US dollar by selling South Korean won currency forwards at the one-month forward rate published by WM/Reuters. The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the South Korean won based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the South Korean won relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of South Korean issuers and in instruments designed to hedge against the fund’s exposure to the South Korean won. As of July 31, 2019, the Underlying Index was solely comprised of securities of issuers from South Korea.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the information technology sector (35.0%). The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized
Prospectus October 1, 2019	127	Fund Details

exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI Korea 25/50 US Dollar Hedged Index
Number of Components: approximately 114
Index Description. The MSCI Korea 25/50 US Dollar Hedged Index is designed to provide exposure to the South Korean equity markets while at the same time mitigating exposure to fluctuations of the South Korean won relative to the US dollar.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Prospectus October 1, 2019	128	Fund Details

Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Risks related to investing in South Korea. Investments in South Korean issuers may subject the fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. Substantial political tensions exist between North Korea and South Korea and recently, these political tensions have escalated. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities will likely adversely impact the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems. In addition, economic and political developments of South Korean neighbors may have an adverse effect on the South Korean economy. Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
North and South Korea each have substantial military capabilities, and historical tensions between the two present the ongoing risk of war. Recent incidents involving the North Korean military have heightened tensions between North and South Korea. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and its securities markets.
South Korea may be subject to economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund:
Economic risk. Among these structural concerns are the country’s underdeveloped financial markets and a general lack of regulatory transparency. The restructuring of the South Korean economy and the need to create a more liberalized economy with a mechanism for bankrupt firms to exit the market, remain important unfinished economic reform tasks. These factors may adversely affect the South Korean economy and cause a diversion of corporate investment to China and other lower wage countries.
Labor risk. South Korea’s economic growth potential is susceptible to problems from large scale emigration, rigid labor regulations and ongoing labor relations issues. In addition, the average age of South Korea’s workforce is rapidly increasing.
The US is a large trading partner of and investor in South Korea. Decreasing US imports, new trade regulations, changes in the US dollar exchange rates or a recession in the US may have an adverse impact on the South Korean economy and, as a result, securities to which the fund have exposure.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign
Prospectus October 1, 2019	129	Fund Details

competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Prospectus October 1, 2019	130	Fund Details

Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary
Prospectus October 1, 2019	131	Fund Details

market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose
Prospectus October 1, 2019	132	Fund Details

value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Cash transactions risk. Unlike many ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause the fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the fund and involve transaction costs. If the fund recognizes a capital loss on these sales, the loss will offset capital gains and may result in smaller capital gain distributions from the fund. If the fund recognizes gain on these sales, this generally will cause the fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.
In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by the fund’s remaining shareholders. In addition, these factors may result in wider spreads between the bid and the offered prices of the fund’s shares than for more conventional ETFs.
Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax
Prospectus October 1, 2019	133	Fund Details

consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Investment Objective
The Xtrackers MSCI All World ex US High Dividend Yield Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI ACWI ex USA High Dividend Yield Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities in developed and emerging stock markets (excluding the United States).
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is designed to reflect the performance of equities (excluding real estate investment trusts (“REITs”)) in its parent index, the MSCI ACWI ex US Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
The Underlying Index is a free float adjusted market capitalization weighted index. As of July 31, 2019, the Underlying Index consisted of 333 securities, with an average market capitalization of approximately $10.87 billion and a minimum market capitalization of approximately $66 million, from issuers in the following countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United
Prospectus October 1, 2019	134	Fund Details

Arab Emirates and the United Kingdom. The Underlying Index is rebalanced semi-annually in May and November, and thus the fund rebalances its portfolio in corresponding fashion.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in countries other than the United States. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (28.0%) and healthcare (15.6%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. Industries in the healthcare sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The fund will not invest in forward currency contracts to hedge against changes in the value of the US dollar against specified foreign currencies.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI ACWI ex USA High Dividend Yield Index
Number of Components: approximately 333
Index Description. The MSCI ACWI ex USA High Dividend Yield Index is designed to provide exposure to equity securities (excluding REITs) in developed and emerging stock markets (excluding the United States) in its parent index, the MSCI ACWI ex USA Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The MSCI ACWI ex USA Index includes large- and mid-capitalization securities across developed markets countries (excluding the United States) and emerging market countries. As of July 31, 2019, the Underlying Index consisted of issuers from the following 48 countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Prospectus October 1, 2019	135	Fund Details

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Changes in the dividend policies of companies in the fund’s portfolio and capital resources available for these companies’ dividend payments may adversely affect the fund. Depending upon market conditions, dividend-paying stocks that meet the fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
Prospectus October 1, 2019	136	Fund Details

European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Healthcare sector risk. To the extent that the fund invests significantly in the healthcare sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the
Prospectus October 1, 2019	137	Fund Details

basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in
Prospectus October 1, 2019	138	Fund Details

Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a
Prospectus October 1, 2019	139	Fund Details

volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Risks related to investing in the United Kingdom. Investment in British issuers may subject the fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily on export of financial services to the US and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the fund has exposure. The British economy, along with the US and certain other EU economies, experienced a significant economic slowdown during the financial crisis.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty in its wake. Consequently,
Prospectus October 1, 2019	140	Fund Details

the United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), has given notice of its intention to withdraw in March 2019 (later extended to October 2019) and has entered into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events. It is unclear whether the United Kingdom and the EU will reach an agreement regarding the terms of the United Kingdom’s withdrawal. If the United Kingdom withdraws from the EU without reaching as agreement with the EU, the resulting consequences could be even more significant than expected.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading, international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.
The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Investment Objective
Xtrackers MSCI EAFE High Dividend Yield Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE High Dividend Yield Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track developed market performance.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate,
Prospectus October 1, 2019	141	Fund Details

investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is designed to reflect the performance of equities (excluding REITs) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
The Underlying Index is a free float adjusted market capitalization weighted index. As of July 31, 2019, the Underlying Index consisted of 112 securities, with an average market capitalization of approximately $16.46 billion and a minimum market capitalization of approximately $1.68 billion from issuers in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index is rebalanced semi-annually in May and November, and thus the Fund rebalances its portfolio in corresponding fashion.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities located in developed countries in Europe, Australasia and the Far East. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from the United Kingdom (28.2%) and Germany (17.0%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (20.7%) and healthcare (16.3%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. Industries in the healthcare sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The fund will not invest in forward currency contracts to hedge against changes in the value of the US dollar against specified foreign currencies.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
Prospectus October 1, 2019	142	Fund Details

MSCI EAFE High Dividend Yield Index
Number of Components: approximately 112
Index Description. The MSCI EAFE High Dividend Yield Index is designed to provide exposure to equity securities (excluding REITs) in developed international stock markets (excluding the US and Canada) in its parent index, the MSCI EAFE Index, with higher dividend income and quality characteristics than average dividend yields of equities in the parent index, where such higher dividend income and quality characteristics are both sustainable and persistent. The MSCI EAFE Index includes large- and mid-capitalization securities across developed markets in Europe, Australasia and the Far East. As of July 31, 2019, the Underlying Index consisted of issuers from the following 21 developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Changes in the dividend policies of companies in the fund’s portfolio and capital resources available for these companies’ dividend payments may adversely affect the fund. Depending upon market conditions, dividend-paying stocks that meet the fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as
Prospectus October 1, 2019	143	Fund Details

much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Healthcare sector risk. To the extent that the fund invests significantly in the healthcare sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that
Prospectus October 1, 2019	144	Fund Details

market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary
Prospectus October 1, 2019	145	Fund Details

significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Prospectus October 1, 2019	146	Fund Details

Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove
Prospectus October 1, 2019	147	Fund Details

unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
Risks related to investing in the United Kingdom. Investment in British issuers may subject the fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily on export of financial services to the US and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the fund has exposure. The British economy, along with the US and certain other EU economies, experienced a significant economic slowdown during the financial crisis.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty in its wake. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), has given notice of its intention to withdraw in March 2019 (later extended to October 2019) and has entered into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events. It is unclear whether the United Kingdom and the EU will reach an agreement regarding the terms of the United Kingdom’s withdrawal. If the United Kingdom withdraws from the EU without reaching as agreement with the EU, the resulting consequences could be even more significant than expected.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United
Kingdom post-referendum (e.g., currency trading, international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.
The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Prospectus October 1, 2019	148	Fund Details

Xtrackers Eurozone Equity ETF
Investment Objective
Xtrackers Eurozone Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the NASDAQ Eurozone Large Mid Cap Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities of large- and mid-capitalization companies based in the countries in the Economic and Monetary Union (the “EMU” or “Eurozone”) of the European Union (“EU”). The Underlying Index is composed of equity securities of companies that are based in countries in the Eurozone that have adopted the euro as their common currency and sole legal tender. When constructing the Underlying Index, Nasdaq Global Indexes (“Nasdaq” or the “Index Provider”) assigns each eligible index security to a country which will govern its inclusion in the Underlying Index based on three categories: (i) the index security’s country of incorporation; (ii) the index security’s country of domicile; and (iii) the index security’s country of primary exchange listing. Generally, if two or more of the categories match, the index security will be assigned to that country. The Underlying Index is market capitalization weighted and it is rebalanced semi-annually in March and September.
The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least
80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 308 securities with an average market capitalization of approximately $21.08 billion and a minimum market capitalization of approximately $2.4 billion from issuers in the following countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the Eurozone and in instruments designed to hedge the fund’s exposure to non-US currencies. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from France (33.9%) and Germany (27.1%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (19.3%), consumer goods (20.1%) and industrials (17.0%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940
Prospectus October 1, 2019	149	Fund Details

Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund will not invest in forward currency contracts to hedge against changes in the value of the US dollar against specified foreign currencies.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
NASDAQ Eurozone Large Mid Cap Index
Number of components: approximately 308
The NASDAQ Eurozone Large Mid Cap Index (the “Underlying Index”) is designed to track the performance of equity securities of large- and mid-capitalization companies based in the countries in the EMU.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as
Prospectus October 1, 2019	150	Fund Details

much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Consumer goods sector risk. The fund invests a significant portion of its assets in securities issued by companies in the consumer goods sector in order to track the Underlying Index’s allocation to that sector. The success of consumer goods manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition, government regulation and consumer confidence. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest and marketing campaigns. Companies in the consumer goods sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer goods in the marketplace.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the
Prospectus October 1, 2019	151	Fund Details

basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in
Prospectus October 1, 2019	152	Fund Details

Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a
Prospectus October 1, 2019	153	Fund Details

volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Risks related to investing in France. Investment in French issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to France. During the most recent financial crisis, the French economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause
Prospectus October 1, 2019	154	Fund Details

an adverse impact on the French economy. France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
Risks related to investing in the United Kingdom. Investment in British issuers may subject the fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily on export of financial services to the US and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the fund has exposure. The British economy, along with the US and certain other EU economies, experienced a significant economic slowdown during the financial crisis.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty in its wake. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the “Treaty”), has given notice of its intention to withdraw in March 2019 (later extended to October 2019) and has entered into negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provides for a two-year negotiation period, which may be shortened or extended by agreement of the parties. During, and possibly after, this period there is likely to be considerable uncertainty as to the position of the United Kingdom and the arrangements that will apply to its relationships with the EU and other countries following its anticipated withdrawal. This uncertainty may affect other countries in the EU, or elsewhere, if they are considered to be impacted by these events. It is unclear whether the United Kingdom and the EU will reach an agreement regarding the terms of the United Kingdom’s withdrawal. If the United Kingdom withdraws from the EU without reaching as agreement with the EU, the resulting consequences could be even more significant than expected.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading, international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU.
The impact of the referendum in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it
Prospectus October 1, 2019	155	Fund Details

invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI Eurozone Hedged Equity ETF
Investment Objective
Xtrackers MSCI Eurozone Hedged Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities based in the countries in the European Monetary Union (the “EMU”), while seeking to mitigate exposure to fluctuations between the value of the US dollar and the euro. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying
Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is composed of equities from countries in the EMU, or the “Eurozone,” that have adopted the euro as their common currency and sole legal tender. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 704 securities with an average market capitalization of approximately $6.97 billion and a minimum market capitalization of approximately $76 million from issuers in the following countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Netherlands, Portugal and Spain.
The fund enters into forward currency contracts designed to offset the fund’s exposure to the euro. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund (and the Underlying Index) hedges the euro in the portfolio to US dollars by selling the euro forward at the one-month forward rate published by WM/Reuters.
The amount of forward contracts in the fund is based on the aggregate exposure of the fund and Underlying Index to the euro based on currency weights as of the beginning of each month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of the euro relative to the US dollar. The fund may use non-deliverable forward (“NDF”) contracts to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity (as opposed to deliverable forward contracts, which per their terms are settled by physical delivery of the currencies). Rather, based on the movement of the currencies and the contractually agreed upon exchange rate, a net cash settlement is made by one party to the other in US dollars.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from issuers in the
Prospectus October 1, 2019	156	Fund Details

Eurozone. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from France (33.3%) and Germany (27.1%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (16.3%) and industrials (15.7%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund expects to use futures contracts to a limited extent in seeking performance that corresponds to its Underlying Index. A futures contract is a standardized exchange traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI EMU IMI US Dollar Hedged Index
Number of Components: approximately 704
Index Description. The MSCI EMU IMI US Dollar Hedged Index (the “Underlying Index”) is designed to provide exposure to equity securities from countries in the European Monetary Union, while mitigating exposure to fluctuations between the value of the US dollar and the euro. As of July 31, 2019, the Underlying Index consisted of issuers from the following 10 countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and
Prospectus October 1, 2019	157	Fund Details

in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. In June 2016, citizens of the United Kingdom approved a referendum to leave the EU and in March 2017, the United Kingdom initiated its withdrawal from the EU, which is currently scheduled to occur by the end of October 2019. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy, which could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth.
European countries are also significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service
Prospectus October 1, 2019	158	Fund Details

segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Forward currency contract risk. The fund invests in forward currency contracts to attempt to minimize the impact of changes in the value of the non-US currencies included in its Underlying Index against the US dollar.
These contracts may not be successful. To the extent the fund’s forward currency contracts are not successful in hedging against such changes, the US dollar value of your investment in the fund may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund’s holdings goes up. In order to minimize transaction costs or for other reasons, the fund’s exposure to the currencies included in the Underlying Index may not be fully hedged at all times. For example, the fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Furthermore, because no changes in the currency weights in each fund’s Underlying Index are made during the month to account for changes in each fund’s Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes, changes in the value of the non-US currencies included in the fund’s Underlying Index against the US dollar during the month may affect the value of the fund’s investment. Non-deliverable forward (“NDF”) contracts may be less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could adversely affect the fund’s ability to hedge against currency fluctuations and properly track the Underlying Index.
A forward currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a forward currency contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that forward currency contracts create exposure to currencies in which the fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not entered into such contracts. Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund’s volatility and may involve a significant amount of risk relative to the investment of cash.
Counterparty risk. The foreign currency markets in which the fund effects its transactions are over-the-counter or “interdealer” markets. The counterparty to an over-the counter spot contract is generally a single bank or other financial institution rather than a clearing organization backed by a group of financial institutions. Participants in over-the-counter markets are typically not subject to the same credit evaluation and regulatory oversight as members of exchange-based” markets. Because the funds execute over-the-counter transactions, the fund constantly takes credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions which generally are characterized by clearing organization guaranties, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally
Prospectus October 1, 2019	159	Fund Details

do not benefit from these protections and the fund is subject to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions.
Further, if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. In addition, the fund may enter into agreements with a limited number of counterparties which may increase that fund’s exposure to counterparty credit risk.
Because a contract’s terms may provide for collateral to cover the variation margin exposure arising under the contract only if a minimum transfer amount is triggered, the fund may have an uncollateralized risk exposure to a counterparty.
The use of spot foreign exchange contracts may also expose the fund to legal risk, which is the risk of loss due to the unexpected application of a law or regulation, or because contracts are not legally enforceable.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in
Prospectus October 1, 2019	160	Fund Details

Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a
Prospectus October 1, 2019	161	Fund Details

volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Risks related to investing in France. Investment in French issuers may subject the fund to legal, regulatory, political, currency, security, and economic risk specific to France. During the most recent financial crisis, the French economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain EU member states, including France. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially lead to default. In addition, the French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause
Prospectus October 1, 2019	162	Fund Details

an adverse impact on the French economy. France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products.
Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by European countries on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. In addition, the US is a large trade and investment partner of Germany. Decreasing US imports, new trade regulations, changes in the US dollar exchange rates or a recession in the US may also have an adverse impact on the German economy.
During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany.
Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.
Cash redemption risk. Because the fund invests a portion of its assets in forward currency contracts, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Investment Objective
Xtrackers Japan JPX-Nikkei 400 Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the JPX-Nikkei 400 Net Total Return Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of equity securities of issuers who are primarily listed on the following sections of Tokyo Stock Exchange
Prospectus October 1, 2019	163	Fund Details

(“TSE”): the 1st section, the 2nd section, Mothers or JASDAQ. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The Underlying Index is comprised of the equity securities of the 400 highest scoring issuers listed on the TSE, as measured in return on equity, cumulative operating profit and current market value. The fund will invest at least 80% of its total assets (but typically far more) in component securities (including depositary receipts in respect of such securities) of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 397 securities with an average market capitalization of approximately $10.9 billion and a minimum market capitalization of approximately $505 million.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities from Japanese issuers. As of July 31, 2019, the Underlying Index was solely comprised of issuers in Japan. The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the industrials (23.3%) and consumer discretionary (15.6%) sectors. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. Consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund will not invest in forward currency contracts to hedge against changes in the value of the US dollar against specified foreign currencies.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
JPX-Nikkei 400 Net Total Return Index
Number of Components: approximately 397
Prospectus October 1, 2019	164	Fund Details

Index Description. The JPX-Nikkei 400 Net Total Return Index is designed to reflect the performance of the Japanese stock market, specifically companies which are primarily listed on the TSE 1st section, TSE 2nd section, TSE Mothers or JASDAQ markets. The currency of the component securities is the Japanese yen.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Risks related to investing in Japan. The growth of Japan’s economy has historically lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Japan also remains heavily dependent on oil imports, and higher commodity prices
Prospectus October 1, 2019	165	Fund Details

could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japan may be subject to risks relating to political, economic and labor risks. Any of these risks, individually or in the aggregate, could adversely affect investments in the fund.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross- ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure
Prospectus October 1, 2019	166	Fund Details

to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads
Prospectus October 1, 2019	167	Fund Details

and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity
Prospectus October 1, 2019	168	Fund Details

plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Xtrackers MSCI Latin America Pacific Alliance ETF
Investment Objective
Xtrackers MSCI Latin America Pacific Alliance ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI Latin America Pacific Alliance Capped Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to provide exposure to equity securities of issuers from Latin American member states of the Pacific Alliance, currently consisting of Chile, Colombia, Mexico and Peru, as well as securities that are headquartered and carry out the majority of operations in the respective country. The Underlying Index is a free
Prospectus October 1, 2019	169	Fund Details

float adjusted, market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, all issuers with weight above 5% do not exceed 50% of the Underlying Index weight and no single country exceeds 50% of the Underlying Index weight. The fund uses a full replication indexing strategy to seek to track the Underlying Index. As such, the fund invests directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the fund to acquire component securities due to limited availability or regulatory restrictions, the fund may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when using a representative sampling indexing strategy. The fund will invest at least 80% of its total assets (but typically far more) in component securities of the Underlying Index.
As of July 31, 2019, the Underlying Index consisted of 137 securities with an average market capitalization of approximately $2.14 billion and a minimum market capitalization of approximately $21 million from issuers in the following countries: Canada, Chile, Colombia, Mexico, Peru and the United Kingdom.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from Latin American member states of the Pacific Alliance (including securities that are headquartered and carry out the majority of operations in such countries). As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from Mexico (48.3%) and Chile (22.6%). The fund will not enter into transactions to hedge against declines in the value of the fund’s assets that are denominated in foreign currency.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (27.9%) and consumer staples (21.3%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer staples sector includes companies whose businesses are less susceptible to economic cycles. These companies include manufacturers and distributors of food, beverages, non-durable household goods and personal products, as well as food and drug retail companies and consumer product super centers. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may also invest in depositary receipts in respect of equity securities that comprise its Underlying Index to seek performance that corresponds to the fund’s respective Underlying Index. Investments in such depositary receipts will count towards the fund’s 80% investment policy discussed above with respect to instruments that comprise the applicable Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts and other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes.
The fund will not invest in forward currency contracts to hedge against changes in the value of the US dollar against specified foreign currencies.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the
Prospectus October 1, 2019	170	Fund Details

value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
MSCI Latin America Pacific Alliance Capped Index
Number of Components: approximately 137
Index Description. The MSCI Latin America Pacific Alliance Capped Index is designed to provide exposure to equity securities of issuers from Latin American member states of the Pacific Alliance as well as securities that are headquartered and carry out the majority of operations in the respective country. The Underlying Index is a free float- adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, all issuers with weight above 5% do not exceed 50% of the Underlying Index weight and no single country exceeds 50% of the Underlying Index weight. As of July 1, 2019, the Underlying Index consisted of issuers from the following 6 countries: Canada, Chile, Colombia, Mexico, Peru and the United Kingdom.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Emerging market securities risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a
Prospectus October 1, 2019	171	Fund Details

developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the US dollar.
Settlement practices for transactions in foreign markets may differ from those in US markets. Such differences include delays beyond periods customary in the US and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Latin American economic risk. Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the US, Europe, Asia and other Latin American countries. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, in the past, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. Commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and, as a result, many economies in this region are particularly sensitive to fluctuations in commodity prices.
Risks related to investing in Chile. Investment in Chilean issuers involves risks that are specific to Chile, including, legal, regulatory, political, environmental and economic risks. Chile’s economy is export-dependent and relies heavily on trading relationships with certain key trading partners, including China, Brazil, Japan, the US and Netherlands. Future changes in the price or the demand for Chilean exported products by China, Brazil, Japan, the United States and Netherlands or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Chilean economy and the issuer’s to which the fund has exposure.
The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Any of these factors individually or in the aggregate could adversely affect investments in the fund. Historically, Chile has experienced periods of political instability and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean market and adversely impact investments in the fund. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or contribute to prolonged periods of recession.
Risks related to investing in Colombia. Investments in Colombian issuers and companies that have significant operations in Colombia involve risks that are specific to Colombia, including legal, regulatory, political and economic risks. The Colombian economy has grown steadily during the past several years, and there can be no assurance that economic growth will continue. The Colombian economy depends heavily on oil, coal and other commodity exports, making it vulnerable to commodity prices.
Risks related to investing in Mexico. Investments in Mexican issuers involve risks that are specific to Mexico, including legal, regulatory, political, currency, security and economic risks. The Mexican economy, among other things, is dependent upon external trade with other economies, specifically with the US and certain Latin American countries. As a result, Mexico is dependent on, among other things, the US economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Mexico has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in some newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. There is no assurance that such losses will not recur. The Mexican economy may be significantly affected by the economies of other Central and South American countries. High interest, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility. In addition, Mexico’s economy has become increasingly oriented toward manufacturing, including electronic equipment and machinery, in the years since the North American Free Trade Agreement entered into force. As Mexico’s top export is automotive vehicles, its economy is strongly tied to the US automotive market,
Prospectus October 1, 2019	172	Fund Details

and changes to certain segments in the US market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can be significantly affected by labor relations and fluctuating component prices. In the past, Mexico has experienced high interest rates, economic volatility and high unemployment rates.
Political and social risk. Mexico has been destabilized by local insurrections, social upheavals, drug related violence, and the recent public health crisis related to the H1N1 influenza outbreak. Recurrence of these or similar conditions may adversely impact the Mexican economy. Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability.
Currency instability risk. Historically, Mexico has experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Mexican currency, the peso.
Mexico has historically experienced acts of terrorism, significant criminal activity and strained international relations related to border disputes; historical animosities; the drug trade; and other defense concerns. Recently, criminal gang activity related to the drug trade has been on the rise. Additionally, recent political developments in the US have potential implications for the current trade arrangements between the US and Mexico, which could negatively affect the value of securities held by the fund. These situations may cause uncertainty in the Mexican market and adversely affect the performance of the Mexican economy.
Risks related to investing in Peru. The fund’s investments in Peruvian issuers subject the fund to legal, regulatory, political, currency and economic risks specific to Peru. Peru has experienced economic instability resulting from periods of high inflation and currency devaluations and may continue to do so in the future. An increase in prices for commodities, the depreciation of Peruvian currency, the Peruvian nuevo sol, and potential future government measures seeking to maintain the value of the currency in relation to other currencies, may trigger increases in inflation in Peru and may also slow the rate of growth of its economy. Since 2000, however, Peru’s currency has remained relatively stable against the US dollar. Peru continues to experience significant unemployment in certain regions as well as widespread underemployment. Heavy regulation of labor is pervasive in Peru and may stifle Peruvian economic growth.
Peru has experienced periods of political instability and social unrest in the past. Possibility of political instability may cause uncertainty in the Peruvian stock market and as a result, negatively impact issuers to which the fund has exposure. In addition, the market for Peruvian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Latin America.
Peru has entered into a bilateral trade agreement with the US which is designed to help protect private US investments in Peru, develop market-oriented policies in partner countries, and promote US exports to Peru. This program may have the effect of mitigating the potential risks listed for investing in Peru. There may be a risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested, particularly if the bilateral trade agreement with the US fails in its purpose.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real
Prospectus October 1, 2019	173	Fund Details

estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
Consumer staples sector risk. To the extent that the fund invests significantly in the consumer staples sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Currency risk. Changes in currency exchange rates and the relative value of non-US currencies may affect the value of the fund’s investment and the value of your fund shares. Because the fund’s NAV is determined on the basis of the US dollar, investors may lose money if the foreign currency depreciates against the US dollar, even if the foreign currency value of the fund’s holdings in that market increases. Conversely, the dollar value of your investment in the fund may go up if the value of the foreign currency appreciates against the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably and investors may lose money.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not
Prospectus October 1, 2019	174	Fund Details

included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Prospectus October 1, 2019	175	Fund Details

Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Prospectus October 1, 2019	176	Fund Details

Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
■	Each of the policies described herein, including the investment objective and 80% investment policies of each fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each fund’s 80% investment policies require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of each fund are set forth in the SAI.
■	Because each fund seeks to track its Underlying Index, no fund invests defensively and each fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
■	Each fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
■	Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF and Xtrackers MSCI Emerging Markets Hedged Equity ETF may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a fund’s status as a regulated investment company (“RIC”).
■	Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
Prospectus October 1, 2019	177	Fund Details

■	From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
■	From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The top holdings of each fund can be found at www.Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).
Who Manages and Oversees the Funds
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $13.7 billion in 38 operational exchange-traded funds, as of July 1, 2019.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to each fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI EAFE Hedged Equity ETF	0.35%
Xtrackers MSCI Germany Hedged Equity ETF	0.45%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI South Korea Hedged Equity ETF	0.58%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	0.20%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	0.20%
Xtrackers Eurozone Equity ETF	0.09%
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
Xtrackers Japan JPX-Nikkei 400 Equity ETF	0.09%
Xtrackers MSCI Latin America Pacific Alliance ETF	0.45%
Prospectus October 1, 2019	178	Fund Details

A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement is contained in the most recent annual report for the annual period ended May 31. For information on how to obtain shareholder reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and wholly-owned subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for each fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate a fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates a subadvisor out of its management fee.
Management
Xtrackers MSCI Emerging Markets Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers MSCI EAFE Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Prospectus October 1, 2019	179	Fund Details

■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers MSCI Germany Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers MSCI Japan Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Prospectus October 1, 2019	180	Fund Details

■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers MSCI Europe Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers MSCI All World ex US Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Prospectus October 1, 2019	181	Fund Details

■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers MSCI South Korea Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Prospectus October 1, 2019	182	Fund Details

■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers Eurozone Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Prospectus October 1, 2019	183	Fund Details

■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers MSCI Eurozone Hedged Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers Japan JPX-Nikkei 400 Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Prospectus October 1, 2019	184	Fund Details

■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Xtrackers MSCI Latin America Pacific Alliance ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus October 1, 2019	185	Fund Details

Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at www.Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
The national securities exchange on which a fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The 1940 Act imposes certain restrictions on investments by registered investment companies in the securities of other investment companies, such as the funds. Registered investment companies are permitted to invest in a fund beyond applicable 1940 Act limitations, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.
Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.

Prospectus October 1, 2019	186	Investing in the Funds

Fund name	Ticker Symbol	Stock Exchange
Xtrackers MSCI Emerging Markets Hedged Equity ETF	DBEM	NYSE Arca, Inc.
Xtrackers MSCI EAFE Hedged Equity ETF	DBEF	NYSE Arca, Inc.
Xtrackers MSCI Germany Hedged Equity ETF	DBGR	NYSE Arca, Inc.
Xtrackers MSCI Japan Hedged Equity ETF	DBJP	NYSE Arca, Inc.
Xtrackers MSCI Europe Hedged Equity ETF	DBEU	NYSE Arca, Inc.
Xtrackers MSCI All World ex US Hedged Equity ETF	DBAW	NYSE Arca, Inc.
Xtrackers MSCI South Korea Hedged Equity ETF	DBKO	NYSE Arca, Inc.
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	HDAW	NYSE Arca, Inc.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	HDEF	NYSE Arca, Inc.
Xtrackers Eurozone Equity ETF	EURZ	Cboe BZX Exchange, Inc.
Xtrackers MSCI Eurozone Hedged Equity ETF	DBEZ	NYSE Arca, Inc.
Xtrackers Japan JPX-Nikkei 400 Equity ETF	JPN	NYSE Arca, Inc.
Xtrackers MSCI Latin America Pacific Alliance ETF	PACA	NYSE Arca, Inc.
Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants.
These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, provided that (a) any fund assets or liabilities denominated in currencies other than the US dollar are translated into US dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) US fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other
Prospectus October 1, 2019	187	Investing in the Funds

equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short- term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the respective international local markets close, the market value of the deposit securities will continue to be updated for foreign exchange rates for the remainder of the US trading day at the prescribed 15 second intervals. With respect to Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, Xtrackers Eurozone Equity ETF, Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF (the “Non-Currency Hedged Funds”), foreign currency exchange rates with respect to the fund’s non-US securities are generally determined as of 4:00 p.m., London time. Generally, trading in non-US securities, US government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Non-Currency Hedged Funds are determined as of such times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, with respect to the Non-Currency Hedged Funds, the value of assets or liabilities denominated in non-US currencies will be converted into US dollars using prevailing market rates on the date of the valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider (to the extent the Index Provider calculates a US dollar value for the Underlying Index) may adversely affect the fund’s ability to track its Underlying Index.
If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect a fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a fund and a designated amount of cash, though Xtrackers MSCI South Korea Hedged Equity ETF issues and redeems Creation Units solely for cash. Because certain funds invest a portion of its assets in forward currency contracts, those funds may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions
Prospectus October 1, 2019	188	Investing in the Funds

that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid semi-annually by each fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
Taxes on Distributions
Distributions from a fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long- term capital gains, regardless of how long you have held such fund’s shares. Distributions by a fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Dividends are eligible to be qualified dividend income to you, if you meet certain holding period requirements discussed below, if they are attributable to qualified dividend income received by a fund. Generally, qualified dividend income includes dividend income from taxable
US corporations and qualified non-US corporations, provided that a fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by a fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a fund, and to a share of the fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex- dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.
In general, your distributions are subject to US federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If a fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the
Prospectus October 1, 2019	189	Investing in the Funds

shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are neither a resident nor a citizen of the United States or if you are a non-US entity, a fund’s ordinary income dividends (which include distributions of net short- term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a fund.
Dividends and interest received by a fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a fund at the close of a year consist of non-US stocks or securities, the fund may “pass through” to you certain non-US income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as additional gross income your share of such non-US taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your US federal income tax.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of a fund and the Advisor may purchase and resell fund shares pursuant to this prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Prospectus October 1, 2019	190	Investing in the Funds

Fund Name	Fee Paid
Xtrackers MSCI Emerging Markets Hedged Equity ETF	$6,900
Xtrackers MSCI EAFE Hedged Equity ETF	$4,650
Xtrackers MSCI Germany Hedged Equity ETF	$750
Xtrackers MSCI Japan Hedged Equity ETF	$1,800
Xtrackers MSCI Europe Hedged Equity ETF	$3,600
Xtrackers MSCI All World ex US Hedged Equity ETF	$10,500
Xtrackers MSCI South Korea Hedged Equity ETF	$1,100
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	$3,700
Xtrackers MSCI EAFE High Dividend Yield Equity ETF(1)	$0
Xtrackers Eurozone Equity ETF	$500
Xtrackers MSCI Eurozone Hedged Equity ETF	$3,200
Xtrackers Japan JPX-Nikkei 400 Equity ETF	$2,000
Xtrackers MSCI Latin America Pacific Alliance ETF	$6,000
(1) Effective January 30, 2019, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the Xtrackers MSCI EAFE High Dividend Yield Equity ETF will be paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $900 to $0; however, the Advisor reserves the right to amend or discontinue this subsidy upon supplement to a fund’s prospectus.
Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/ or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of each fund traded on NYSE Arca or Cboe at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund during the past calendar year can be found at www.Xtrackers.com.
Prospectus October 1, 2019	191	Investing in the Funds

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s Annual Report (see “For More Information” on the back cover).
Xtrackers MSCI Emerging Markets Hedged Equity ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$23.91	$21.47	$18.62	$22.43	$21.74
Income (loss) from investment operations:
Net investment income (loss)[a]	0.52	0.41	0.35	0.43	0.36
Net realized and unrealized gain (loss)	(2.02)	2.39	2.81	(3.60)	0.77
Total from investment operations	(1.50)	2.80	3.16	(3.17)	1.13
Less distributions from:
Net investment income	(0.60)	(0.36)	(0.31)	(0.64)	(0.44)
Total distributions	(0.60)	(0.36)	(0.31)	(0.64)	(0.44)
Net Asset Value, end of year	$21.81	$23.91	$21.47	$18.62	$22.43
Total Return (%)	(6.18)[c]	13.09	17.19	(14.32)	5.35
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	112	195	188	130	245
Ratio of expenses before fee waiver (%)	0.66	0.65	0.65	0.65	0.65
Ratio of expenses after fee waiver (%)	0.66	0.65	0.65	0.65	0.65
Ratio of net investment income (loss) (%)	2.29	1.74	1.74	2.20	1.64
Portfolio turnover rate (%)[b]	13	15	43	32	58
a	Based on average shares outstanding during the period.
b	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
c	Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
Prospectus October 1, 2019	192	Financial Highlights

Xtrackers MSCI EAFE Hedged Equity ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$31.86	$30.68	$26.48	$30.75	$27.81
Income (loss) from investment operations:
Net investment income (loss)[a]	0.91	0.80	0.74	0.76	1.41
Net realized and unrealized gain (loss)	(1.00)	1.33	4.18	(4.03)	2.90
Total from investment operations	(0.09)	2.13	4.92	(3.27)	4.31
Less distributions from:
Net investment income	(0.90)	(0.95)	(0.72)	(0.88)	(1.37)
Net realized gains	—	—	—	(0.12)	(0.00)[b]
Total distributions	(0.90)	(0.95)	(0.72)	(1.00)	(1.37)
Net Asset Value, end of year	$30.87	$31.86	$30.68	$26.48	$30.75
Total Return (%)	(0.14)[c]	7.05	19.17	(10.90)	16.22
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	4,715	6,140	8,638	11,984	12,268
Ratio of expenses before fee waiver (%)	0.36	0.35	0.35	0.35	0.35
Ratio of expenses after fee waiver (%)	0.36	0.35	0.35	0.35	0.35
Ratio of net investment income (loss) (%)	2.93	2.57	2.72	2.82	4.81
Portfolio turnover rate (%)[d]	5	10	14	15	12
a	Based on average shares outstanding during the period.
b	Amount represents less than $0.005.
c	Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Xtrackers MSCI Germany Hedged Equity ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$27.93	$27.87	$23.40	$27.34	$26.51
Income (loss) from investment operations:
Net investment income (loss)[a]	0.53	0.57	0.40	0.33	1.38
Net realized and unrealized gain (loss)	(2.02)	(0.09)	4.78	(2.93)	1.93
Total from investment operations	(1.49)	0.48	5.18	(2.60)	3.31
Less distributions from:
Net investment income	(0.67)	(0.42)	(0.71)	(1.34)	(2.48)
Total distributions	(0.67)	(0.42)	(0.71)	(1.34)	(2.48)
Net Asset Value, end of year	$25.77	$27.93	$27.87	$23.40	$27.34
Total Return (%)	(5.48)[b]	1.73	22.93	(9.99)	13.92
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	23	36	66	110	234
Ratio of expenses before fee waiver (%)	0.46	0.45	0.45	0.45	0.45
Ratio of expenses after fee waiver (%)	0.46	0.45	0.45	0.45	0.45
Ratio of net investment income (loss) (%)	2.03	2.04	1.63	1.37	5.14
Portfolio turnover rate (%)[c]	11	17	12	16	20
a	Based on average shares outstanding during the period.
b	Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
c	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2019	193	Financial Highlights

Xtrackers MSCI Japan Hedged Equity ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$42.95	$38.65	$34.32	$44.54	$35.43
Income (loss) from investment operations:
Net investment income (loss)[a]	0.64	0.52	0.53	0.48	0.52
Net realized and unrealized gain (loss)	(4.24)	4.69	4.22	(8.44)	12.49
Total from investment operations	(3.60)	5.21	4.75	(7.96)	13.01
Less distributions from:
Net investment income	(1.40)	(0.91)	(0.42)	(1.39)	(3.90)
Net realized gains	—	—	—	(0.87)	—
Total distributions	(1.40)	(0.91)	(0.42)	(2.26)	(3.90)
Net Asset Value, end of year	$37.95	$42.95	$38.65	$34.32	$44.54
Total Return (%)	(8.59)[b]	13.74	14.08	(18.65)	39.00
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	414	1,153	1,780	1,026	1,263
Ratio of expenses before fee waiver (%)	0.47	0.46	0.45	0.45	0.45
Ratio of expenses after fee waiver (%)	0.47	0.46	0.45	0.45	0.45
Ratio of net investment income (loss) (%)	1.55	1.24	1.50	1.29	1.32
Portfolio turnover rate (%)[c]	15	12	22	15	14
a	Based on average shares outstanding during the period.
b	Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
c	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2019	194	Financial Highlights

Xtrackers MSCI Europe Hedged Equity ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$28.71	$28.29	$25.65	$29.47	$27.75
Income (loss) from investment operations:
Net investment income (loss)[a]	0.75	0.68	0.76	0.79	1.33
Net realized and unrealized gain (loss)	(0.26)	0.39	4.40	(3.19)	1.54
Total from investment operations	0.49	1.07	5.16	(2.40)	2.87
Less distributions from:
Net investment income	(0.89)	(0.65)	(0.85)	(1.28)	(1.15)
Net realized gains	—	—	(1.67)	(0.14)	(0.00)[b]
Total distributions	(0.89)	(0.65)	(2.52)	(1.42)	(1.15)
Net Asset Value, end of year	$28.31	$28.71	$28.29	$25.65	$29.47
Total Return (%)	1.88[c]	3.82	21.77	(8.46)	10.88
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	849	1,543	2,747	3,310	2,668
Ratio of expenses before fee waiver (%)	0.47	0.45	0.45	0.45	0.45
Ratio of expenses after fee waiver (%)	0.47	0.45	0.45	0.45	0.45
Ratio of net investment income (loss) (%)	2.67	2.41	2.95	3.08	4.74
Portfolio turnover rate (%)[d]	7	11	17	18	13
a	Based on average shares outstanding during the period.
b	Amount represents less than $0.005.
c	Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2019	195	Financial Highlights

Xtrackers MSCI All World ex US Hedged Equity ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$27.71	$26.20	$22.62	$26.87	$25.61
Income (loss) from investment operations:
Net investment income (loss)[a]	0.73	0.67	0.64	0.64	0.96
Net realized and unrealized gain (loss)	(1.12)	1.51	3.42	(3.57)	2.16
Total from investment operations	(0.39)	2.18	4.06	(2.93)	3.12
Less distributions from:
Net investment income	(0.71)	(0.67)	(0.48)	(0.86)	(1.82)
Net realized gains	—	—	—	(0.46)	(0.04)
Total distributions	(0.71)	(0.67)	(0.48)	(1.32)	(1.86)
Net Asset Value, end of year	$26.61	$27.71	$26.20	$22.62	$26.87
Total Return (%)	(1.30)[c]	8.43	18.30	(11.17)	13.01
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	98	127	105	68	47
Ratio of expenses before fee waiver (%)	0.41	0.40	0.40	0.40	0.40
Ratio of expenses after fee waiver (%)	0.41	0.40	0.40	0.40	0.40
Ratio of net investment income (loss) (%)	2.74	2.46	2.67	2.76	3.70
Portfolio turnover rate (%)[b]	13	11	15	24	24
a	Based on average shares outstanding during the period.
b	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
c	Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
Prospectus October 1, 2019	196	Financial Highlights

Xtrackers MSCI South Korea Hedged Equity ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$30.81	$28.99	$22.94	$24.32	$25.08
Income (loss) from investment operations:
Net investment income (loss)[a]	0.58	0.39	0.18	0.16	(0.11)
Net realized and unrealized gain (loss)	(4.59)	1.43	5.99	(1.51)	(0.65)
Total from investment operations	(4.01)	1.82	6.17	(1.35)	(0.76)
Less distributions from:
Net investment income	(0.80)	—	(0.12)	(0.03)	—
Total distributions	(0.80)	—	(0.12)	(0.03)	—
Net Asset Value, end of year	$26.00	$30.81	$28.99	$22.94	$24.32
Total Return (%)	(13.31)[b,c]	6.28	27.01	(5.55)	(3.07)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	5	11	29	118	137
Ratio of expenses before fee waiver (%)	0.58	0.58	0.58	0.58	0.58
Ratio of expenses after fee waiver (%)	0.58	0.58	0.58	0.58	0.58
Ratio of net investment income (loss) (%)	2.08	1.28	0.74	0.72	(0.47)
Portfolio turnover rate (%)[d]	49	32	110	124	287
a	Based on average shares outstanding during the period.
b	Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
c	The Fund’s total return includes a reimbursement by the Advisor for a realized loss due to delayed processing of a corporate action, which otherwise would have reduced total return by 0.08%.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2019	197	Financial Highlights

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
	Years Ended May 31,			Period Ended
	2019	2018	2017	5/31/2016[a]
Selected Per Share Data
Net Asset Value, beginning of period	$25.42	$26.14	$22.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.21	1.35	1.02	0.70
Net realized and unrealized gain (loss)	(1.92)	(1.20)	3.07	(2.38)
Total from investment operations	(0.71)	0.15	4.09	(1.68)
Less distributions from:
Net investment income	(1.02)	(0.87)	(0.60)	(0.36)
Net realized gains	—	—	(0.31)	—
Total distributions	(1.02)	(0.87)	(0.91)	(0.36)
Net Asset Value, end of period	$23.69	$25.42	$26.14	$22.96
Total Return (%)	(2.82)[c]	0.54	18.17	(6.67)**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	24	27	4	3
Ratio of expenses before fee waiver (%)	0.20	0.32	0.45	0.45*
Ratio of expenses after fee waiver (%)	0.20	0.32	0.45	0.45*
Ratio of net investment income (loss) (%)	4.96	5.29	4.17	3.83*
Portfolio turnover rate (%)[d]	30	76	36	33**
a	For the period August 12, 2015 (commencement of operations) through May 31, 2016.
b	Based on average shares outstanding during the period.
c	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.
Prospectus October 1, 2019	198	Financial Highlights

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
	Years Ended May 31,			Period Ended
	2019	2018	2017	5/31/2016[a]
Selected Per Share Data
Net Asset Value, beginning of period	$23.69	$24.99	$23.16	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.36	1.50	1.06	0.88
Net realized and unrealized gain (loss)	(2.25)	(1.99)	3.03	(2.17)
Total from investment operations	(0.89)	(0.49)	4.09	(1.29)
Less distributions from:
Net investment income	(0.80)	(0.81)	(0.95)	(0.38)
Net realized gains	—	—	(1.31)	(0.17)
Total distributions	(0.80)	(0.81)	(2.26)	(0.55)
Net Asset Value, end of period	$22.00	$23.69	$24.99	$23.16
Total Return (%)	(3.76)[c]	(2.02)	18.93[e]	(5.08)**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	244	24	5	5
Ratio of expenses before fee waiver (%)	0.20	0.33	0.45	0.45*
Ratio of expenses after fee waiver (%)	0.20	0.33	0.45	0.45*
Ratio of net investment income (loss) (%)	6.06	6.28	4.48	4.86*
Portfolio turnover rate (%)[d]	20	56	41	33**
a	For the period August 12, 2015 (commencement of operations) through May 31, 2016.
b	Based on average shares outstanding during the period.
c	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
e	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.32%.
*	Annualized.
**	Not Annualized.
Prospectus October 1, 2019	199	Financial Highlights

Xtrackers Eurozone Equity ETF
	Years Ended May 31,			Period Ended
	2019	2018	2017	5/31/2016[a]
Selected Per Share Data
Net Asset Value, beginning of period	$23.60	$23.94	$20.25	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.65	0.73	0.74	0.53
Net realized and unrealized gain (loss)	(2.52)	(0.68)	3.74	(4.99)
Total from investment operations	(1.87)	0.05	4.48	(4.46)
Less distributions from:
Net investment income	(0.63)	(0.39)	(0.79)	(0.29)
Total distributions	(0.63)	(0.39)	(0.79)	(0.29)
Net Asset Value, end of period	$21.10	$23.60	$23.94	$20.25
Total Return (%)	(8.09)[c]	0.22[c]	23.01	(17.94)**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	2	2	2	2
Ratio of expenses before fee waiver (%)	0.10	0.27	0.45	0.45*
Ratio of expenses after fee waiver (%)	0.09	0.26	0.45	0.45*
Ratio of net investment income (loss) (%)	3.00	3.01	3.62	3.18*
Portfolio turnover rate (%)[d]	14	93	20	20**
a	For the period August 19, 2015 (commencement of operations) through May 31, 2016.
b	Based on average shares outstanding during the period.
c	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.
Prospectus October 1, 2019	200	Financial Highlights

Xtrackers MSCI Eurozone Hedged Equity ETF
	Years Ended May 31,				Period Ended
	2019	2018	2017	2016	5/31/2015[a]
Selected Per Share Data
Net Asset Value, beginning of period	$30.90	$30.29	$25.64	$29.30	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.71	0.62	0.73	0.78	0.81
Net realized and unrealized gain (loss)	(1.13)	0.63	4.84	(3.15)	3.49
Total from investment operations	(0.42)	1.25	5.57	(2.37)	4.30
Less distributions from:
Net investment income	(0.68)	(0.64)	(0.92)	(1.29)	—
Total distributions	(0.68)	(0.64)	(0.92)	(1.29)	—
Net Asset Value, end of period	$29.80	$30.90	$30.29	$25.64	$29.30
Total Return (%)	(1.34)[c]	4.19	22.56	(8.45)	17.20**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	31	42	65	83	22
Ratio of expenses before fee waiver (%)	0.47	0.45	0.45	0.45	0.45*
Ratio of expenses after fee waiver (%)	0.47	0.45	0.45	0.45	0.45*
Ratio of net investment income (loss) (%)	2.42	2.05	2.76	3.11	6.04*
Portfolio turnover rate (%)[d]	5	14	16	22	8**
a	For the period December 10, 2014 (commencement of operations) through May 31, 2015.
b	Based on average shares outstanding during the period.
c	Total Return would have been lower if certain fees had not been reimbursed by the Advisor.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.
Prospectus October 1, 2019	201	Financial Highlights

Xtrackers Japan JPX-Nikkei 400 Equity ETF
	Years Ended May 31,			Period Ended
	2019	2018	2017	5/31/2016[a]
Selected Per Share Data
Net Asset Value, beginning of period	$29.39	$26.24	$23.19	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.28	0.40	0.35	0.28
Net realized and unrealized gain (loss)	(3.62)	3.30[c]	3.04	(1.97)
Total from investment operations	(3.34)	3.70	3.39	(1.69)
Less distributions from:
Net investment income	(0.21)	(0.55)	(0.34)	(0.12)
Total distributions	(0.21)	(0.55)	(0.34)	(0.12)
Net Asset Value, end of period	$25.84	$29.39	$26.24	$23.19
Total Return (%)	(11.35)[d,e]	14.21[d]	14.75	(6.78)**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	30	128	10	19
Ratio of expenses before fee waiver (%)	0.10	0.21	0.40	0.40*
Ratio of expenses after fee waiver (%)	0.09	0.18	0.40	0.40*
Ratio of net investment income (loss) (%)	1.00	1.39	1.46	1.31*
Portfolio turnover rate (%)[f]	149	78	22	8**
a	For the period June 24, 2015 (commencement of operations) through May 31, 2016.
b	Based on average shares outstanding during the period.
c	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
d	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
e	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.22%.
f	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.
Prospectus October 1, 2019	202	Financial Highlights

Xtrackers MSCI Latin America Pacific Alliance ETF
Period Ended
5/31/2019[a]
Selected Per Share Data
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.38
Net realized and unrealized gain (loss)	(0.33)[c]
Total from investment operations	0.05
Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)
Net Asset Value, end of period	$24.94
Total Return (%)[d]	0.20**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	2
Ratio of expenses before fee waiver (%)	0.45*
Ratio of expenses after fee waiver (%)	0.45*
Ratio of net investment income (loss) (%)	2.53*
Portfolio turnover rate (%)[e]	44**
a	For the period October 30, 2018 (commencement of operations) through May 31, 2019.
b	Based on average shares outstanding during the period.
c	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
d	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
e	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.
Prospectus October 1, 2019	203	Financial Highlights

Appendix
Index Providers and Licenses
MSCI, Inc. (“MSCI”) is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
Nasdaq is responsible for the rules-based methodology of the Nasdaq Indexes. Nasdaq is not affiliated with the Trust, the Advisor, BNYM, the Distributor or any of their respective affiliates. Nasdaq is responsible for administration and calculation of the Nasdaq Indexes. Nasdaq is responsible for implementing the methodology for the composition of the Nasdaq Indexes.
The Advisor has entered into a license agreement with each Index Provider to use each Underlying Index. The Advisor has also entered into a license agreement with a broker-dealer for the use of certain customized analytical data. All license fees are paid by the Advisor out of its own resources and not the assets of the fund.
MSCI Indexes
The MSCI Indexes are calculated and maintained by MSCI Inc. (“Index Provider” or “MSCI”). MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style.
The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.
■	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.
■	MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.
Under MSCI’s Global Investable Market Index methodology, the small-cap universe consists of securities of those companies not included in the large-cap or mid- cap segments of a particular market, which together comprise approximately 85% of each market’s free float- adjusted market capitalization. The small cap segment covers the 85%-99% range of each market’s free float- adjusted market capitalization.
Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 26 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., Share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.
MSCI Hedged Indexes
The MSCI Hedged Indexes are currency hedged versions of the MSCI GIMI Indexes. The MSCI Hedged Indexes are maintained with an objective of reflecting the evolution of the underlying currency exposures in the MSCI GIMI Indexes on a timely basis. In particular, index maintenance involves:
■	Resetting the weights of the currencies to be sold in the index; and
■	Rolling the forward contracts over to the next month.
The MSCI Hedged Indexes are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days
Prospectus October 1, 2019	204	Appendix

before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indexes marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.
MSCI 25/50 Indexes
Each of the MSCI 25/50 Indexes is a sub-index of an MSCI Hedged Index. Each Index is a free float-adjusted market capitalization-weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight, and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. The MSCI 25/50 Indexes take into account the investment limits required of RICs, pursuant to Subchapter M of the Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The MSCI 25/50 Index methodology aims to minimize index turnover, tracking error and extreme deviation from the parent index. The indexes are rebalanced quarterly. Changes resulting from each rebalancing are made as of the close of the last business day of February, May, August and November, coinciding with the quarterly index reviews of their parent indexes.
MSCI High Dividend Yield Indexes
The MSCI High Dividend Yield Indexes exclude REITs. REITs have structurally very high dividend yield and, if included, would represent a very significant proportion of the MSCI High Dividend Yield Index. Also, typically, regulatory constraints restrict the inclusion of REITs in meaningful proportions in many institutional portfolios.
Each MSCI High Dividend Yield Index targets companies with high dividend income and quality characteristics and includes companies that have higher than average dividend yields that are both sustainable and persistent. Index construction starts with a dividend screening process: only securities with a track record of consistent dividend payments over the previous four years and with the capacity to sustain dividend payouts into the future are eligible index constituents. A determination by MSCI that an issuer has the capacity to sustain dividends into the future is no guarantee that such issuer will continue to distribute dividends. Securities are also screened based on certain “quality” factors such as return on equity, earnings variability, debt to equity, and on recent 12-month price performance. The goal is to exclude stocks with potentially deteriorating fundamentals that could be forced to cut or reduce dividends. From the list of eligible companies, only those with higher than average dividend yields are selected for inclusion in the index. Issuer weights are capped at 5%. Each MSCI High Dividend Yield Index is market cap weighted and rebalanced semi-annually in May and November.
MSCI High Dividend Yield Indexes consider the following:
■	Securities with zero or negative payout ratios are not considered for inclusion in the MSCI High Dividend Yield Indexes as they either do not pay dividends or have negative earnings which may put their future dividend payments at risk. Additionally, securities with an extremely high payout ratio, which occurs when earnings are low relative to dividends and may also indicate that the dividend payment might not be sustainable in the future, are also not considered for inclusion in the MSCI High Dividend Yield Indexes. Under this screen, securities with extremely high payout ratios, defined to be the top 5% of securities by number within the universe of securities with positive payout, are not considered eligible for inclusion in the index. The use of a relative payout ratio screen ensures that the companies at most relative risk of dividend cuts are excluded irrespective of the absolute level of the payout.
■	Securities with a negative five-year dividend per share (“DPS”) growth are also excluded from the MSCI High Dividend Yield Indexes as their dividend growth is shrinking which could be a precursor to lower dividends. In addition, securities ranked in the bottom 5% of the universe of securities with negative one-year price performance are excluded from the MSCI High Dividend Yield Indexes.
Securities that have passed the above two screens are then considered for inclusion in the MSCI High Dividend Yield Indexes. Only securities with a dividend yield greater than or equal to 1.3 times the dividend yield of the Parent Index are included in the MSCI High Dividend Yield Indexes. For example, MSCI compares the yield of a European security to the yield of the MSCI Europe Index to determine if it is eligible for inclusion in the MSCI Europe High Dividend Yield Index. By contrast, MSCI compares the yield of the same security to the yield of the MSCI World Index to determine if it is eligible for inclusion in the MSCI World High Dividend Yield Index.
Each MSCI High Dividend Yield Index is a free float adjusted market capitalization weighted index. The MSCI Hedged Indexes, which are the Funds’ Underlying Indexes, are currency-hedged versions of the respective MSCI High Dividend Yield Indexes.
NASDAQ Indexes
Prospectus October 1, 2019	205	Appendix

The NASDAQ Eurozone Large Mid Cap Index (the “NASDAQ Index”) is calculated and maintained by Nasdaq Global Indexes (“Index Provider” or “Nasdaq”). The NASDAQ Indexes are float adjusted market capitalization-weighted indexes.
Defining the Equity Universe. The selection universe for the NASDAQ Indexes is defined by the constituents of the NASDAQ Global Index (the “Global Index”). The Global Index covers approximately 9,000 large-, mid- and small- capitalization securities which are weighted according to their free float adjusted market capitalization. The Global Index does not overlap, meaning that all individual securities can only be assigned to one country, one size segment and one sector.
To be initially eligible for inclusion in the NASDAQ Global Index, an index security must meet the following criteria:
■	The index security must have been traded for at least three months on an index eligible global stock exchange;
■	Security types generally eligible for inclusion include common stocks, ordinary shares, depositary receipts, shares of beneficial interest of REITs and preferred shares. Security types generally not included include closed-end funds, convertible debentures, exchange- traded funds, limited partnership interests, preferred stock, rights, shares of limited liability companies, warrants and other derivative securities;
■	Must have a minimum worldwide market capitalization of US $150 million;
■	Must have a minimum three month average daily trading volume of US $100,000;
■	Must have a minimum free float percentage of at least 20%. A security with a free float percentage of less than 20% but greater than 5% will be eligible for inclusion as long as its free float adjusted market capitalization weight within its country is greater than 5% of the aggregate weight of the country;
■	The security must have been traded for at least three months on an index eligible stock exchange;
■	The security must be within a country classified as developed or emerging markets; and
■	The security may not be issued by an issuer currently in bankruptcy proceedings.
The NASDAQ Developed Markets Index is a subset of the NASDAQ Global Index and is comprised of the indexes of 25 countries designated as developed markets by the Index Provider. In order to qualify for inclusion in the developed markets segment, a country must meet the following quantitative criteria:
■	Must have a gross national income per capita of US $20,000 or higher for three consecutive years;
■	Must have a market capitalization of US $30 billion or higher;
■	Volume, or total annual turnover, must be US $10 billion or higher;
■	Must have a minimum free float percentage of at least 45%; and
■	Must have at least 10 index securities that qualify for inclusion in the index.
Each eligible index security is then assigned by Nasdaq to a country which will govern its inclusion into a country, sub-region, region and segment index based on three categories:
(i)	the index security’s country of incorporation;
(ii)	the index security’s country of domicile; and
(iii)	the index security’s country of primary exchange listing. Generally, if two or more of the categories match, the index security will be assigned to that country.
At each semi-annual evaluation in March and September, Nasdaq divides the indices into large cap, mid cap, large mid cap and small cap segments based on cumulative market capitalization weight. Nasdaq utilizes a top-down approach to assign the index securities into the respective size indexes. The large mid cap index includes index securities with a market capitalization in the top 90% of the NASDAQ Global Index market capitalization.
Maintaining the Equity Universe. The NASDAQ Indexes are evaluated semi-annually in March and September to allow for continued and correct representation of the changing global equity markets.
JPX-Nikkei 400 Net Total Return Index
In order to be eligible for inclusion in the JPX-Nikkei 400 Net Total Return Index, equity securities must meet the following criteria:
(1)	Must have been listed on the TSE first section (for large companies), the TSE second section (for middle-sized companies), the TSE “Mothers” section (for high-growth and emerging stocks) or the JASDAQ Stock Exchange (“JASDAQ”) for at least three years;
(2)	Generally, must be common stocks (non-common stocks may be included in the eligible constituents if they are regarded as equivalent to common stocks and their inclusion is deemed particularly necessary by the Index Providers);
(3)	Must have more assets than liabilities for the last three fiscal years;
(4)	Must have no operating or overall deficit in the last three fiscal years;
Prospectus October 1, 2019	206	Appendix

(5)	No notes to the going concern assumption in the company’s financial statements, and must not have a statement that there is a significant insufficiency or not possible to release appraisal of internal controls in the company’s internal control report;
(6)	Are not designated as a security to be de-listed or a security on alert; and
(7)	In the past year, must not have been subject to
(a)	public announcement measures[1], (b) request for improvement reports for public inspection, or (c) payment of a penalty for violation of the listing agreement.
The top 1,000 companies that meet the above criteria, ranked by market capitalization, will be selected based on trading volume during the past three years and current market capitalization as of the base date for selection (typically the last business day of June). The top 1,000 securities by market capitalization shall be selected in descending order out of the 1,200 securities with the highest trading value in the three years since the base date (such 1,200 securities being the “Selection Pool”). In cases where less than 1,000 securities are eligible to be selected per this method, the remaining securities shall be selected by taking the remaining securities in the Selection Pool that have the highest market capitalization on the base date.
The 1,000 securities selected are then scored according to the ranking of the following three items (i.e., first will be allocated 1,000 points and last will be allocated one point). An overall score is then determined by aggregating those ranking scores with the following weights:
(1)	Three year return on equity: 40%;
(2)	Three year cumulative operating profit: 40%; and
(3)	Market capitalization on the selection date: 20%.
The 400 highest scoring securities will then be selected as constituents of the Underlying Index and weighted according to free float (i.e., the amount available for trading) market capitalization. No one Underlying Index component may comprise more than 1.5% of the Underlying Index as of the base date. The Underlying Index is rebalanced annually in August.
The Underlying Index is a total return index. A total return index calculates the performance of the index constituents on the basis that any dividends or distributions are reinvested.
Disclaimers
THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUNDS OR THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE
Prospectus October 1, 2019	207	Appendix

ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.
(This information applies to Xtrackers Japan JPX-Nikkei 400 Equity ETF only)
The “JPX-Nikkei Index 400“ is a copyrightable work calculated using a methodology independently developed by Tokyo Stock Exchange, Inc. (hereinafter referred to as “TSE”) and Nikkei Inc. (hereinafter called “Nikkei”). TSE and Nikkei jointly own copyrights and any other intellectual property rights subsisting in “JPX-Nikkei Index 400” itself and the methodology to calculate the “JPX-Nikkei Index 400”. Xtrackers Japan JPX-Nikkei 400 Equity ETF is not in any way sponsored, endorsed or promoted by TSE and Nikkei. TSE and Nikkei do not make any warranty or representation. TSE and Nikkei have no obligation to publish the “JPX-Nikkei Index 400” continuously and shall not be liable for any errors, delays or suspensions of the publication of the “JPX-Nikkei Index 400.”
Shares of Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of their Underlying Indexes or the ability of the Underlying Indexes to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the funds as licensee, licensee’s customers and counterparties, owners of the shares of the funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Product(s) are not sponsored, endorsed, sold or promoted by NASDAQ, Inc. (“NASDAQ”) or its affiliates (NASDAQ, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of each Underlying Index to track general stock market performance. The Corporations’ only relationship to each fund (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of each Underlying Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating each Underlying Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
Prospectus October 1, 2019	208	Appendix

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Shares of the funds are not sponsored, endorsed or promoted by Cboe. Cboe makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of their Underlying Indexes or the ability of the Underlying Indexes to track stock market performance.
Cboe is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
Cboe does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Cboe makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the funds as licensee, licensee’s customers and counterparties, owners of the shares of the funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Cboe have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Indexes or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the funds or to any other person or entity, as to results to be obtained by the funds from the use of the Underlying Indexes or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2019	209	Appendix

FOR MORE INFORMATION:
1-855-329-3837 (1-855-DBX-ETFS)
Copies of the prospectus, SAI and recent shareholder reports, when available, can be found on our website at www.Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or shareholder report free of charge, please:
Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
Information about a fund (including the SAI), reports and other information about a fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.
Investment Company Act File No.: 811-22487
(10/01/19) EQUITY-1

Prospectus
October 1, 2019
Xtrackers High Yield Corporate Bond - Interest Rate Hedged ETF
Cboe BZX Exchange, Inc.: HYIH

Xtrackers Investment Grade Bond - Interest Rate Hedged ETF
Cboe BZX Exchange, Inc.: IGIH

Xtrackers Emerging Markets Bond - Interest Rate Hedged ETF
Cboe BZX Exchange, Inc.: EMIH

Xtrackers Municipal Infrastructure Revenue Bond ETF
NYSE Arca, Inc.: RVNU
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
Ticker: HYIH	Stock Exchange: Cboe BZX Exchange, Inc.
Investment Objective
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporate Bond – Interest Rate Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35
Other Expenses	None
Acquired funds fees and expenses[1]	0.15
Total annual fund operating expenses	0.50
Fee waiver/expense reimbursement	0.15
Total annual fund operating expenses after fee waiver	0.35
1 “Acquired Fund Fees and Expenses” reflect estimated amounts for the fund’s current fiscal year of the fund’s pro rata share of the fees and expenses incurred by investing in one or more exchange traded funds (“ETFs”) advised by DBX Advisors LLC (each, an “Underlying Fund,” and collectively, the “Underlying Funds”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the fund. Acquired Fund Fees and Expenses are not used to calculate the fund’s net asset value (“NAV”) per share.
The Advisor has contractually agreed through September 30, 2020 to waive fees and/or reimburse the fund’s expenses to limit the fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Acquired Fund Fees and Expenses attributable to the fund’s investments in the Underlying Funds. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$145	$265	$614
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is comprised of (a) long positions in US dollar-denominated high yield corporate bonds and (b) short positions in US Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the high yield bonds. Duration is a measure

Prospectus October 1, 2019	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	1

that estimates the sensitivity of a bond’s price relative to interest rate changes. Duration is often expressed as a period of time, and considers the timing and pattern of interest and principal payments.
Generally, a lower duration indicates a lower sensitivity to changes in interest rates, and a higher duration indicates a higher sensitivity to changes in interest rates.
By taking these short positions, the Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of high yield bonds (conversely limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates.
The long high-yield bond positions included in the Underlying Index are designed to represent a more liquid selection of bonds than the universe of high-yield bonds in the United States not included in the Underlying Index.
Currently, the bonds eligible for inclusion in the Underlying Index include US dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) rated as sub-investment-grade by at least one of these three rating agencies: Moody’s Investors Services (“Moody’s”), Standard & Poor’s Ratings Services, and Fitch, Inc. when available; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date at most 15 years; and (vi) have at least one year to maturity. The Underlying Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis. Currently, the fund achieves its investment objective by investing a substantial portion of its assets in one or more exchange traded funds (“ETFs”) advised by DBX Advisors LLC (each, an “Underlying Fund” and collectively, the “Underlying Funds”).
The Advisor expects to obtain exposure to the high yield bond positions of the Underlying Index indirectly by investing in one or more Underlying Funds, which are advised by the Advisor, that invest in high yield bond positions directly. Currently, the Advisor expects to invest the fund’s assets in the following Underlying Funds:
■	the Xtrackers High Beta High Yield Bond ETF, which seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market High Beta Index;
■	the Xtrackers Low Beta High Yield Bond ETF, which seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market Low Beta Index;
■	the Xtrackers Short Duration High Yield Bond ETF, which seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market 0-5 Year Index; and
■	the Xtrackers USD High Yield Corporate Bond ETF, which seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market Index.
As of July 31, 2019, a significant percentage of each of the Solactive USD High Yield Corporates Total Market Index, Solactive USD High Yield Corporates Total Market High Beta Index, Solactive USD High Yield Corporates Total Market Low Beta Index and Solactive USD High Yield Corporates Total Market 0-5 Year Index was comprised of securities of issuers from the United States (84.6%, 79.4%, 90.6% and 83.6%, respectively).
As of July 31, 2019, the Underlying Index was comprised of 1,038 bonds issued by 407 different issuers.
Relative to a long-only investment in the same high-yield bonds, the Underlying Index, and thus the fund, should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Underlying Index, and thus the fund, could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Underlying Index, and by extension the fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Underlying Index, and thus the fund, than the impact of interest rates. As such, there is no guarantee that the Underlying Index, and accordingly, the fund, will have positive performance even in environments of sharply rising interest rates. The Underlying Index, and thus the fund, may be more volatile than a long-only position in the same high yield bonds.
The fund will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. The fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities. These derivatives principally include futures contracts, which are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The fund will use futures contracts to obtain short exposure to Treasury Securities.
Each Underlying Fund uses a representative sampling indexing strategy in seeking to track its respective underlying index, meaning each Underlying Fund generally will invest in a sample of securities in its underlying index
Prospectus October 1, 2019	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	2

whose risk, return and other characteristics resemble the risk, return and other characteristics of the underlying index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield corporate bonds (including through indirect investments in the Underlying Funds and any other ETF the Advisor may deem appropriate for achieving the fund’s investment objective). In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index by indirect investments through the Underlying Funds.
The fund will, indirectly through its investment in the Underlying Funds, concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (26.1%) sector. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Because the fund invests in one or more Underlying Funds, the risks listed here include those of the Underlying Funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more Underlying Funds, or both.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy.
High yield securities risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities; result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the fund; reduce liquidity for certain investments; and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there might not be any established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind
Prospectus October 1, 2019	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	3

basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk. The hedging methodology of the Underlying Index does not seek to mitigate credit risk.
Hedging risk. The Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of the bonds owned by the fund. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of the bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. While the fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The fund could lose money if either or both of the fund’s long and short positions produce negative returns.
When interest rates fall, an unhedged investment in the same bonds will outperform the fund. Performance of the fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for bonds to decline in value and for interest rates to fall. Furthermore, when interest rates remain unchanged, an investment in the fund will underperform a long-only investment in the same bonds.
Short position risk. The fund seeks short exposure to Treasury Securities through futures contracts, which will cause the fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the fund’s return, result in a loss, have the effect of limiting the fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require the fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the fund’s ability to issue additional Creation Units may be adversely affected.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also
Prospectus October 1, 2019	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	4

be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
Restricted securities/Rule 144A securities risk. The fund may invest a significant portion of its assets in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because
Prospectus October 1, 2019	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	5

an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations
Prospectus October 1, 2019	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	6

where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	5.43%	September 30, 2016
Worst Quarter	-6.13%	December 31, 2018
Year-to-Date	6.94%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	3/3/2015	-1.22	1.77
After tax on distributions	3/3/2015	-4.03	-0.81
After tax on distributions and sale of fund shares	3/3/2015	-0.67	0.21
Solactive USD High Yield Corporate Bond – Interest Rate Hedged Index (reflects no deductions for fees, expenses or taxes)		-3.03	1.79
Solactive High Yield Corporate Bond Index (Long only component) (reflects no deductions for fees, expenses or taxes)		-1.73	3.01
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Brandon Matsui, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Prospectus October 1, 2019	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	7

Tanuj Dora, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
Alexander Bridgeforth, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	8

Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Ticker: IGIH	Stock Exchange: Cboe BZX Exchange, Inc.
Investment Objective
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD Investment Grade Bond – Interest Rate Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.25
Other Expenses	None
Total annual fund operating expenses	0.25
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is comprised of (a) long positions in US dollar-denominated investment-grade corporate bonds and (b) short positions in US Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the investment-grade corporate bonds. Duration is a measure that estimates the sensitivity of a bond’s price relative to interest rate changes. Duration is often expressed as a period of time, and considers the timing and pattern of interest and principal payments. Generally, a lower duration indicates a lower sensitivity to changes in interest rates, and a higher duration indicates a higher sensitivity to changes in interest rates.
By taking these short positions, the Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of investment grade bonds (conversely limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of investment grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates.

Prospectus October 1, 2019	9	Xtrackers Investment Grade Bond – Interest Rate Hedged ETF

Currently, the bonds eligible for inclusion in the Underlying Index include US dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) rated as investment-grade by at least one of these two rating agencies: Moody’s Investors Services (“Moody’s”) and Standard & Poor’s Ratings Services; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity if already part of the Underlying Index or three and a half years to maturity upon entering the Underlying Index. The Underlying Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis.
As of July 31, 2019, the Underlying Index was comprised of 1,765 bonds issued by 330 different issuers. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from the United States (82.5%)
Relative to a long-only investment in the same investment grade bonds, the Underlying Index, and thus the fund, should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. In addition, the performance of the Underlying Index, and by extension the fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the investment grade bond positions. These factors may be as or more important to the performance of the Underlying Index, and thus the fund, than the impact of interest rates. As such, there is no guarantee that the Underlying Index, and accordingly, the fund, will have positive performance even in environments of sharply rising interest rates. The Underlying Index, and thus the fund, may be more volatile than a long-only position in the same investment grade bonds.
The fund will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities. These derivatives principally include futures contracts, which are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The fund will use futures contracts to obtain short exposure to Treasury Securities.
The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade corporate bonds. In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (34.4%) sector. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Prospectus October 1, 2019	10	Xtrackers Investment Grade Bond – Interest Rate Hedged ETF

Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of lower rated investment grade bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk. The hedging methodology of the Underlying Index does not seek to mitigate credit risk.
Hedging risk. The Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of the bonds owned by the fund. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of the bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. While the fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The fund could lose money if either or both of the fund’s long and short positions produce negative returns.
When interest rates fall, an unhedged investment in the same bonds will outperform the fund. Performance of the fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for bonds to decline in value and for interest rates to fall. Furthermore, when interest rates remain unchanged, an investment in the fund will underperform a long-only investment in the same bonds.
Short position risk. The fund seeks short exposure to Treasury Securities through futures contracts, which will cause the fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the fund’s return, result in a loss, have the effect of limiting the fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require the fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the fund’s ability to issue additional Creation Units may be adversely affected.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Prospectus October 1, 2019	11	Xtrackers Investment Grade Bond – Interest Rate Hedged ETF

Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated
Prospectus October 1, 2019	12	Xtrackers Investment Grade Bond – Interest Rate Hedged ETF

with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Prospectus October 1, 2019	13	Xtrackers Investment Grade Bond – Interest Rate Hedged ETF

Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	2.77%	September 30, 2018
Worst Quarter	-3.53%	December 31, 2018
Year-to-Date	6.15%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	3/3/2015	-2.71	1.08
After tax on distributions	3/3/2015	-4.63	-0.49
After tax on distributions and sale of fund shares	3/3/2015	-1.34	0.17
Solactive USD Investment Grade Bond – Interest Rate Hedged Index (reflects no deductions for fees, expenses or taxes)		-4.07	0.60
Solactive Investment Grade Bond Index (Long only component) (reflects no deductions for fees, expenses or taxes)		-3.65	1.90
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Brandon Matsui, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Tanuj Dora, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
Alexander Bridgeforth, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000
Prospectus October 1, 2019	14	Xtrackers Investment Grade Bond – Interest Rate Hedged ETF

shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	15	Xtrackers Investment Grade Bond – Interest Rate Hedged ETF

Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Ticker: EMIH	Stock Exchange: Cboe BZX Exchange, Inc.
Investment Objective
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD Emerging Markets Bond – Interest Rate Hedged Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45
Other Expenses	None
Total annual fund operating expenses	0.45
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is comprised of (a) long positions in US dollar-denominated government debt issued by emerging market countries, and (b) short positions in US Treasury notes or bonds of, in aggregate, approximate equivalent duration to the emerging markets sovereign debt. Duration is a measure that estimates the sensitivity of a bond’s or note’s price relative to interest rate changes. Duration is often expressed as a period of time, and considers the timing and pattern of interest and principal payments. Generally, a lower duration indicates a lower sensitivity to changes in interest rates, and a higher duration indicates a higher sensitivity to changes in interest rates.
By taking these short positions, the Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of emerging markets sovereign bonds (conversely limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of emerging markets sovereign debt, such as credit risk, which may have a greater impact than rising or falling interest rates.
The Underlying Index consists of bonds issued by emerging markets sovereign and quasi-sovereign entities that (i) are denominated in US dollars, (ii) have more than

Prospectus October 1, 2019	16	Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF

two years to maturity if already part of the Underlying Index or two and half years to maturity upon entering the Underlying Index, and (iii) have an outstanding float of at least $1 billion. The eligible countries are Brazil, Chile, China, Colombia, Croatia, Ecuador, Egypt, El Salvador, Hungary, Indonesia, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Qatar, Romania, Russia, South Africa, Sri Lanka, Turkey, Ukraine, the United Arab Emirates, Uruguay and Venezuela; however, this universe of countries may change in accordance with the index provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. The bonds included in the Underlying Index may be rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.). The Underlying Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a quarterly basis.
As of July 31, 2019, the Underlying Index was comprised of 229 bonds issued by 29 different issuers.
Relative to a long-only investment in the same emerging markets sovereign bonds, the Underlying Index, and thus the fund, should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Underlying Index, and thus the fund, could be particularly poor in risk-averse, flight-to-quality environments when it is common for emerging markets sovereign bonds to decline in value and for interest rates to fall. In addition, the performance of the Underlying Index, and by extension the fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the emerging markets sovereign bond positions. These factors may be as or more important to the performance of the Underlying Index, and thus the fund, than the impact of interest rates. As such, there is no guarantee that the Underlying Index, and accordingly, the fund, will have positive performance even in environments of sharply rising interest rates. The Underlying Index, and thus the fund, may be more volatile than a long-only position in the same emerging markets sovereign bonds.
The fund will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities. These derivatives principally include futures contracts, which are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The fund will use futures contracts to obtain short exposure to Treasury Securities.
The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in US dollar-denominated sovereign bonds issued by emerging market countries. In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may
Prospectus October 1, 2019	17	Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF

hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy.
Sovereign debt risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debt holders. Sovereign debt risk is increased for emerging market issuers.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging market securities risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk. The hedging methodology of the Underlying Index does not seek to mitigate credit risk.
Hedging risk. The Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of the bonds owned by the fund. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of the bonds, which may have a greater impact than rising
Prospectus October 1, 2019	18	Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF

or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. While the fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The fund could lose money if either or both of the fund’s long and short positions produce negative returns.
When interest rates fall, an unhedged investment in the same bonds will outperform the fund. Performance of the fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for bonds to decline in value and for interest rates to fall. Furthermore, when interest rates remain unchanged, an investment in the fund will underperform a long-only investment in the same bonds.
Short position risk. The fund seeks short exposure to Treasury Securities through futures contracts, which will cause the fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the fund’s return, result in a loss, have the effect of limiting the fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require the fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the fund’s ability to issue additional Creation Units may be adversely affected.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation;
and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
High yield securities risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities; result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the fund; reduce liquidity for certain investments; and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there might not be any established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.
Restricted securities/Rule 144A securities risk. The fund may invest a significant portion of its assets in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A
Prospectus October 1, 2019	19	Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF

securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result,
Prospectus October 1, 2019	20	Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF

the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid-ask spread of the fund may be wider in comparison to the bid-ask spread of other ETFs, given the liquidity of the fund’s assets and the Underlying Index’s (and thus the fund’s) hedging strategy. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Prospectus October 1, 2019	21	Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF

CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	4.33%	September 30, 2016
Worst Quarter	-3.17%	December 31, 2018
Year-to-Date	6.83%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	3/3/2015	-2.38	3.47
After tax on distributions	3/3/2015	-5.27	0.99
After tax on distributions and sale of fund shares	3/3/2015	-0.97	1.62
Solactive USD Emerging Markets Bond – Interest Rate Hedged Index (reflects no deductions for fees, expenses or taxes)		-3.51	2.83
Solactive Emerging Markets Bond Index (Long only component) (reflects no deductions for fees, expenses or taxes)		-2.91	4.03
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Brandon Matsui, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Tanuj Dora, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
Alexander Bridgeforth, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	22	Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF

Xtrackers Municipal Infrastructure Revenue Bond ETF
Ticker: RVNU	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers Municipal Infrastructure Revenue Bond ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.15
Other Expenses	None
Total annual fund operating expenses	0.15
1 Effective February 12, 2019, the fund’s management fee was reduced from 0.30% to 0.15% of the fund’s average daily net assets.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the US long-term tax exempt bond market, consisting of infrastructure revenue bonds. The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning that it will generally invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index.
The Underlying Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies, and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects, such as water and sewer systems, public sewer systems, toll roads, bridges, tunnels and many other public use projects.

Prospectus October 1, 2019	23	Xtrackers Municipal Infrastructure Revenue Bond ETF

As of July 31, 2019, the Underlying Index consisted of 927 securities with an average amount outstanding of approximately $310 million and a minimum amount outstanding of approximately $40 million. The Underlying Index is a total return index, which assumes that any cash distributions are reinvested back into the Underlying Index.
The Underlying Index is designed to only hold those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).
The Underlying Index may include private activity bonds, industrial development bonds, special tax bonds and transportation bonds.
Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds, when distributed by the fund as “exempt-interest dividends” to shareholders, may be subject to the alternative minimum tax (“AMT”).
Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax (e.g., tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor). Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality.
Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems.
In order to be eligible for inclusion in the Underlying Index, the municipal securities must be offered publicly; meet a minimum amount outstanding and deal amount; are investment-grade; have a fixed-rate coupon payment; and are not prefunded/escrowed to maturity. Municipal bonds which are subject to the AMT and state and local taxes are eligible for inclusion in the Underlying Index. The Underlying Index does not attempt to achieve a particular duration (which is a measure of a bond’s sensitivity to interest rates), but the Underlying Index limits eligibility for inclusion to municipal securities which have a stated final maturity of 10 years or longer and are not callable for at least the next 5 years. The Underlying Index is reconstituted and rebalanced on a monthly basis.
Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria summarized above, whose income is free from regular federal income tax. Because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. In addition, the fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index.
As of July 31, 2019, the Underlying Index was wholly comprised of securities of issuers in the United States (and as of the fund’s fiscal year end, a significant percentage of the Underlying Index was comprised of municipal securities of issuers in New York (21.6%) and California (18.1%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Municipal securities risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the
Prospectus October 1, 2019	24	Xtrackers Municipal Infrastructure Revenue Bond ETF

overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport.
Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the most recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The fund’s private activity bond holdings also may pay interest subject to the AMT. See “Dividends and Distributions” for more details.
Industrial development bond risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation bond risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and sewer bond risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund
Prospectus October 1, 2019	25	Xtrackers Municipal Infrastructure Revenue Bond ETF

primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk.
Geographic focus risk. To the extent that the Underlying Index and the fund are significantly comprised of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector, such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government, could over time impair the ability of a state, region or sector to repay its obligations.
Risks related to investing in New York. The fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York and, therefore, will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.
Risks related to investing in California. The fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Consequently, the fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. Further, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment
Prospectus October 1, 2019	26	Xtrackers Municipal Infrastructure Revenue Bond ETF

could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Prospectus October 1, 2019	27	Xtrackers Municipal Infrastructure Revenue Bond ETF

Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	5.23%	March 31, 2014
Worst Quarter	-4.93%	December 31, 2016
Year-to-Date	7.00%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	6/4/2013	-0.43	5.46	3.84
After tax on distributions	6/4/2013	-0.43	5.46	3.84
After tax on distributions and sale of fund shares	6/4/2013	0.85	4.95	3.65
Solactive Municipal Infrastructure Revenue Bond Index (reflects no deductions for fees, expenses or taxes)		0.03	6.01	4.11
S&P Municipal Bond Revenue Index (reflects no deductions for fees, expenses or taxes)		1.29	4.59	3.44
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Brandon Matsui, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Tanuj Dora, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Alexander Bridgeforth, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. The fund may invest an unlimited amount of its net assets in municipal securities that generate interest income subject to the AMT for individuals. All exempt interest dividends may increase certain shareholders’ AMT.
Prospectus October 1, 2019	28	Xtrackers Municipal Infrastructure Revenue Bond ETF

The fund expects that its distributions will consist primarily of exempt-interest dividends. The fund’s exempt-interest dividends may be subject to state and local taxes.
For more information regarding the tax consequences that may be associated with investing in the fund, please refer to the section of this Prospectus entitled “Taxes.”
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	29	Xtrackers Municipal Infrastructure Revenue Bond ETF

Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
Investment Objective
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporate Bond – Interest Rate Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is comprised of (a) long positions in US dollar-denominated high yield corporate bonds and (b) short positions in US Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the high yield bonds. Duration is a measure that estimates the sensitivity of a bond’s price relative to interest rate changes. Duration is often expressed as a period of time, and considers the timing and pattern of interest and principal payments.
Generally, a lower duration indicates a lower sensitivity to changes in interest rates, and a higher duration indicates a higher sensitivity to changes in interest rates.
By taking these short positions, the Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of high yield bonds (conversely limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates.
The long high-yield bond positions included in the Underlying Index are designed to represent a more liquid selection of bonds than the universe of high-yield bonds in the United States not included in the Underlying Index.
Currently, the bonds eligible for inclusion in the Underlying Index include US dollar-denominated high yield corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) rated as sub-investment-grade by at least one of these three rating agencies: Moody’s Investors Services (“Moody’s”), Standard & Poor’s Ratings Services, and Fitch, Inc. when available; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date at most 15 years; and (vi) have at least one year to maturity. The Underlying Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis. Currently, the fund achieves its investment objective by investing a substantial portion of its assets in one or more exchange traded funds (“ETFs”) advised by DBX Advisors LLC (each, an “Underlying Fund” and collectively, the “Underlying Funds”).
The Advisor expects to obtain exposure to the high yield bond positions of the Underlying Index indirectly by investing in one or more Underlying Funds, which are advised by the Advisor, that invest in high yield bond positions directly. Currently, the Advisor expects to invest the fund’s assets in the following Underlying Funds:
■	the Xtrackers High Beta High Yield Bond ETF, which seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market High Beta Index;
■	the Xtrackers Low Beta High Yield Bond ETF, which seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market Low Beta Index;
■	the Xtrackers Short Duration High Yield Bond ETF, which seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market 0-5 Year Index; and
■	the Xtrackers USD High Yield Corporate Bond ETF, which seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market Index.

Prospectus October 1, 2019	30	Fund Details

As of July 31, 2019, a significant percentage of each of the Solactive USD High Yield Corporates Total Market Index, Solactive USD High Yield Corporates Total Market High Beta Index, Solactive USD High Yield Corporates Total Market Low Beta Index and Solactive USD High Yield Corporates Total Market 0-5 Year Index was comprised of securities of issuers from the United States (84.6%, 79.4%, 90.6% and 83.6%, respectively).
As of July 31, 2019, the Underlying Index was comprised of 1,038 bonds issued by 407 different issuers.
Relative to a long-only investment in the same high-yield bonds, the Underlying Index, and thus the fund, should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Underlying Index, and thus the fund, could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Underlying Index, and by extension the fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Underlying Index, and thus the fund, than the impact of interest rates. As such, there is no guarantee that the Underlying Index, and accordingly, the fund, will have positive performance even in environments of sharply rising interest rates. The Underlying Index, and thus the fund, may be more volatile than a long-only position in the same high yield bonds.
The fund will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including ETFs), interest rates or indexes. The fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities. These derivatives principally include futures contracts, which are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The fund will use futures contracts to obtain short exposure to Treasury Securities.
Each Underlying Fund uses a representative sampling indexing strategy in seeking to track its respective underlying index, meaning each Underlying Fund generally will invest in a sample of securities in its underlying index whose risk, return and other characteristics resemble the risk, return and other characteristics of the underlying index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield corporate bonds (including through indirect investments in the Underlying Funds and any other ETF the Advisor may deem appropriate for achieving the fund’s investment objective). In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index by indirect investments through the Underlying Funds.
The fund will, indirectly through its investment in the Underlying Funds, concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (26.1%) sector. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes. The fund may invest in swaps to obtain a portion of its short exposure to Treasury Securities.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
Solactive USD High Yield Corporate Bond – Interest Rate Hedged Index
Index Description. The Solactive USD High Yield Corporate Bond – Interest Rate Hedged Index is designed to track the performance of a basket of US dollar-denominated high yield liquid corporate bonds. The Underlying Index is comprised of (a) long positions in US dollar-denominated high yield corporate bonds and (b) short positions in US Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the high yield bonds.
Prospectus October 1, 2019	31	Fund Details

The universe of bonds eligible for inclusion in the long position in the Underlying Index are those bonds that fulfill the following conditions:
■	Corporate debt (excluding government debt, quasi- government debt, debt guaranteed or backed by governments, Regulation S securities, municipal bonds, Brady bonds and restructured bonds, private placements except 144A series);
■	Bonds that are classified as fixed coupon bonds, step-up bonds driven by rating, medium term note (“MTNs”), callable and putable bonds and 144A securities (excluding zero coupon bonds, floating/variable coupon bonds, convertibles, inflation-linked bonds, perpetual bonds, accrued only bonds, Eurobonds, sinker, step-up bonds not driven by rating, pay-in-kind bonds);
■	Covered bonds and notes may not be included in the Underlying Index;
■	Issued in developed markets, as classified by the Index Provider to include the following countries as of July 31, 2019: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States;
■	Time to maturity must be at least one year;
■	Time to maturity at issuance must be 15 years or less;
■	Bonds must be US dollar denominated;
■	Amount outstanding of each bond must be at least $400 million;
■	Issuer must have at least $1 billion in total principal amount outstanding;
■	Must be rated by at least one of Moody’s Investors Services (“Moody’s”), Standard & Poor’s Ratings Services and Fitch, Inc. The average rating calculated from available ratings should be sub-investment grade.
Additional Information about the Underlying Index
Solactive AG (“Solactive” or the “Index Provider”). Solactive serves as the Index Administrator and Calculation Agent for the Underlying Index.
All bonds which meet the above requirements are included in the Underlying Index. The composition of the Underlying Index is ordinarily rebalanced on the last business day of each month (the “Adjustment Day”). Newly issued bonds which meet the requirements are generally added to the Underlying Index on the first business day of each month.
Additionally, on the first business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index.
On each Adjustment Day each index component is weighted proportionally according to its market capitalization. The percentage weight of any index component is capped at 3% three business days prior to the last day of the month (the “Selection Day”.) The excess weight is allocated proportionally to all index components whose percentage weights are not capped.
The bonds included in the short position in the Underlying Index are selected using the following method: The five cheapest-to-deliver treasury bonds for US Treasury futures are selected. All five cheapest-to-deliver bonds can be included in the Underlying Index. A bond will not be included if it receives a weight of 0%.
On the respective Selection Day, prior to the Adjustment Day, weights of the five cheapest-to-deliver Treasury bonds selected for the short position are calculated as follows: bonds in the long position are divided into five buckets corresponding to the five selected cheapest-to-deliver Treasury bonds; each bond is grouped with the cheapest-to-deliver Treasury bond with the closest duration match. The par amount of each Treasury bond is assigned such that the duration of the Treasury bond is equal to the aggregate duration of all bonds in the corresponding bucket. In the case where the combined market value of the short positions is not equal to the market value of the long position, the market value of the longest and shortest Treasury bonds in the short position are adjusted so that the total market value of the long position and short position agree while holding the aggregate duration constant.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Because the fund invests in one or more Underlying Funds, the risks listed here include those of the Underlying Funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more Underlying Funds, or both.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a
Prospectus October 1, 2019	32	Fund Details

market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase the debt instruments included in its respective Underlying Index.
High yield securities risk. Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Even if an established secondary market exists, less active markets may diminish the fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk.
Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the fund’s performance.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
The Underlying Index (and therefore the fund) seeks to mitigate interest rate risk by taking short positions in Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating potential gains and losses in the bond positions of the fund arising from changing Treasury interest rates. When interest rates fall, an unhedged investment in the same bonds will outperform the fund. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Underlying Index is designed to hedge the interest rate exposure of the long bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Hedging risk. The Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of the bonds owned by the fund. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of the bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. While the fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The fund could lose money if either or both of the fund’s long and short positions produce negative returns.
Prospectus October 1, 2019	33	Fund Details

When interest rates fall, an unhedged investment in the same bonds will outperform the fund. Performance of the fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for bonds to decline in value and for interest rates to fall. Furthermore, when interest rates remain unchanged, an investment in the fund will underperform a long-only investment in the same bonds.
The Underlying Index may also contain a significant allocation to callable high yield bonds, which are subject to call/prepayment risk; callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. In certain falling interest rate environments, this could result in disproportionately larger losses in the short Treasury positions relative to the gains in the long high yield bond positions attributable to falling interest rates.
Short position risk. The fund seeks short exposure to Treasury Securities through futures contracts, which will cause the fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the fund’s return, result in a loss, have the effect of limiting the fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require the fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the fund’s ability to issue additional Creation Units may be adversely affected.
In addition, the fund is required to identify on its books, liquid assets (less any additional collateral held by the broker, not including the short sale proceeds) to cover short position obligations, marked-to-market daily. The requirement to identify liquid assets limits each fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
Cash redemption risk. Because the fund takes short positions and invests a portion of its assets in derivatives, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Prospectus October 1, 2019	34	Fund Details

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an Underlying Fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund held by the fund. As the fund’s allocations to an Underlying Fund change from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
Restricted securities/Rule 144A securities risk. The fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Tax risk. The fund’s exposure to high yield corporate bonds through the Underlying Funds may be less tax efficient than a direct investment in high yield corporate bonds. The fund will not be able to offset its taxable income and gains with losses incurred by an Underlying Fund, because the Underlying Fund is treated as a corporation for US federal income tax purposes. The fund’s sales of shares in an Underlying Fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders. Further, certain losses recognized on sales of shares in an Underlying Fund may be deferred under the
Prospectus October 1, 2019	35	Fund Details

wash sale rules. Any loss realized by the fund on a disposition of shares in an Underlying Fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long-term capital gain with respect to the Underlying Fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by an Underlying Fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal, causing increased supply in the market due to selling activity. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the Underlying Funds, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Issuer-specific changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to
Prospectus October 1, 2019	36	Fund Details

legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by
Prospectus October 1, 2019	37	Fund Details

large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing may decrease counterparty risk and potentially increase liquidity compared to un-cleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the
Prospectus October 1, 2019	38	Fund Details

size of the fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar un-cleared swap. Regulators, however, have begun adopting rules imposing certain margin requirements, including minimums, on un-cleared swaps which, for certain instruments, has reduced the distinction.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Investment Objective
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD Investment Grade Bond – Interest Rate Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is comprised of (a) long positions in US dollar-denominated investment-grade corporate bonds and (b) short positions in US Treasury notes or bonds (“Treasury Securities”) of, in aggregate, approximate equivalent duration to the investment-grade corporate bonds. Duration is a measure that estimates the sensitivity of a bond’s price relative to interest rate changes. Duration is often expressed as a period of time, and considers the timing and pattern of interest and principal payments. Generally, a lower duration indicates a lower sensitivity to changes in interest rates, and a higher duration indicates a higher sensitivity to changes in interest rates.
By taking these short positions, the Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of investment grade bonds (conversely limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of investment grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates.
Currently, the bonds eligible for inclusion in the Underlying Index include US dollar-denominated corporate bonds that: (i) are issued by companies domiciled in countries classified as developed markets by the index provider; (ii) rated as investment-grade by at least one of these two rating agencies: Moody’s Investors Services (“Moody’s”) and Standard & Poor’s Ratings Services; (iii) are from issuers with at least $2 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity if already part of the Underlying Index or three and a half years to maturity upon entering the Underlying Index. The Underlying Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a monthly basis.
As of July 31, 2019, the Underlying Index was comprised of 1,765 bonds issued by 330 different issuers. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of securities of issuers from the United States (82.5%)
Relative to a long-only investment in the same investment grade bonds, the Underlying Index, and thus the fund, should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. In addition, the performance of the Underlying Index, and by extension the fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the investment grade bond positions. These factors may be as or more important to the performance of the Underlying Index, and thus the fund, than the impact of interest rates. As such, there is no guarantee that the Underlying Index, and accordingly, the fund, will have positive performance even in environments of sharply rising interest rates. The Underlying Index, and thus the fund, may be more volatile than a long-only position in the same investment grade bonds.
The fund will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities. These derivatives principally include futures contracts,
Prospectus October 1, 2019	39	Fund Details

which are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The fund will use futures contracts to obtain short exposure to Treasury Securities.
The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade corporate bonds. In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (34.4%) sector. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes. The fund may invest in swaps to obtain a portion of its short exposure to Treasury Securities.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
Solactive USD Investment Grade Bond – Interest Rate Hedged Index
Index Description. The Solactive USD Investment Grade Bond – Interest Rate Hedged Index is designed to track the performance of a basket of US dollar-denominated investment grade liquid corporate bonds. The Underlying Index is comprised of long positions in US dollar-denominated investment- grade corporate bonds and (b) short positions in US Treasury Securities of, in aggregate, approximate equivalent duration to the investment-grade corporate bonds.
The universe of bonds eligible for inclusion in the long position in the Underlying Index are those bonds that fulfill the following conditions:
■	Corporate debt (excluding government debt, quasi- government debt, debt guaranteed or backed by governments, Regulation S securities, municipal bonds, Brady bonds and restructured bonds, private placements except 144A series);
■	Bonds that are classified as fixed coupon bonds, step-up bonds driven by rating, medium term note (“MTNs”), callable and putable bonds and 144A securities (excluding zero coupon bonds, floating/variable coupon bonds, convertibles, inflation-linked bonds, perpetual bonds, accrued only bonds, Eurobonds, sinker, step-up bonds not driven by rating, pay-in-kind bonds);
■	Covered bonds and notes may not be included in the Underlying Index;
■	Issued in developed markets, as classified by the Index Provider to include the following countries as of July 31, 2019: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States;
■	Time to maturity must be at least three years (or three and a half years upon entrance to the Underlying Index);
■	Bonds must be US dollar denominated;
■	Amount outstanding of each bond must be at least
■	$750 million;
■	Issuer must have at least $2 billion in total principal amount outstanding;
■	Must be rated by at least one of Moody’s and Standard & Poor’s Ratings Services. The average rating calculated from available ratings should be investment grade.
Additional Information about the Underlying Index
Solactive AG (“Solactive” or the “Index Provider”). Solactive serves as the Index Administrator and Calculation Agent for the Underlying Index.
All bonds which meet the above requirements are included in the Underlying Index. The composition of the Underlying Index is ordinarily rebalanced on the last business day
Prospectus October 1, 2019	40	Fund Details

of each month (the “Adjustment Day”). Newly issued bonds which meet the requirements are generally added to the Underlying Index on the first business day of each month.
Additionally, on the first business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index.
On each Adjustment Day each index component is weighted proportionally according to its market capitalization. The percentage weight of any index component is capped at 3% three business days prior to the last day of the month (the “Selection Day”.) The excess weight is allocated proportionally to all index components whose percentage weights are not capped.
The bonds included in the short position in the Underlying Index are selected using the following method: The five cheapest-to-deliver treasury bonds for US Treasury futures are selected. All five cheapest-to-deliver bonds can be included in the Underlying Index. A bond will not be included if it receives a weight of 0%.
On the respective Selection Day, prior to the Adjustment Day, weights of the five cheapest-to-deliver Treasury bonds selected for the short position are calculated as follows: bonds in the long position are divided into five buckets corresponding to the five selected cheapest-to-deliver Treasury bonds; each bond is grouped with the cheapest-to-deliver Treasury bond with the closest duration match. The par amount of each Treasury bond is assigned such that the duration of the Treasury bond is equal to the aggregate duration of all bonds in the corresponding bucket. In the case where the combined market value of the short positions is not equal to the market value of the long position, the market value of the longest and shortest Treasury bonds in the short position are adjusted so that the total market value of the long position and short position agree while holding the aggregate duration constant.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase the debt instruments included in its respective Underlying Index.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
The Underlying Index (and therefore the fund) seeks to mitigate interest rate risk by taking short positions in Treasury Securities; such short positions should increase in value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating potential gains and losses in the bond positions of the fund arising from changing Treasury interest rates. When interest rates fall, an unhedged investment in the same bonds will outperform the fund. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Underlying Index is designed to hedge the interest rate exposure of the long bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Hedging risk. The Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of the bonds owned by the fund. The short positions in Treasury Securities are not intended to
Prospectus October 1, 2019	41	Fund Details

mitigate credit risk or other factors influencing the price of the bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. While the fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The fund could lose money if either or both of the fund’s long and short positions produce negative returns.
When interest rates fall, an unhedged investment in the same bonds will outperform the fund. Performance of the fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for bonds to decline in value and for interest rates to fall. Furthermore, when interest rates remain unchanged, an investment in the fund will underperform a long-only investment in the same bonds.
Short position risk. The fund seeks short exposure to Treasury Securities through futures contracts, which will cause the fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the fund’s return, result in a loss, have the effect of limiting the fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require the fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the fund’s ability to issue additional Creation Units may be adversely affected.
In addition, the fund is required to identify on its books, liquid assets (less any additional collateral held by the broker, not including the short sale proceeds) to cover short position obligations, marked-to-market daily. The requirement to identify liquid assets limits each fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
Cash redemption risk. Because the fund takes short positions and invests a portion of its assets in derivatives, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks
Prospectus October 1, 2019	42	Fund Details

discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal, causing increased supply in the market due to selling activity. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the Underlying Funds, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Issuer-specific changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Prospectus October 1, 2019	43	Fund Details

Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary
Prospectus October 1, 2019	44	Fund Details

market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may
Prospectus October 1, 2019	45	Fund Details

result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing may decrease counterparty risk and potentially increase liquidity compared to un-cleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of the fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar un-cleared swap. Regulators, however, have begun adopting rules imposing certain margin requirements, including minimums, on un-cleared swaps which, for certain instruments, has reduced the distinction.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Investment Objective
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD Emerging Markets Bond – Interest Rate Hedged Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is comprised of (a) long positions in US dollar-denominated government debt issued by emerging market countries, and (b) short positions in US Treasury notes or bonds of, in aggregate, approximate equivalent duration to the emerging markets sovereign debt. Duration is a measure that estimates the sensitivity of a bond’s or note’s price relative to interest rate changes. Duration is often expressed as a period of time, and considers the timing and pattern of interest and principal payments. Generally, a lower duration indicates a lower sensitivity to changes in interest rates, and a higher duration indicates a higher sensitivity to changes in interest rates.
By taking these short positions, the Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates (“interest rates”) on the performance of emerging markets sovereign bonds (conversely limiting the potential positive impact of falling interest rates). The short positions are not intended to mitigate other factors influencing the price of emerging markets sovereign debt, such as credit risk, which may have a greater impact than rising or falling interest rates.
The Underlying Index consists of bonds issued by emerging markets sovereign and quasi-sovereign entities that (i) are denominated in US dollars, (ii) have more than two years to maturity if already part of the Underlying Index or two and half years to maturity upon entering the Underlying Index, and (iii) have an outstanding float of at least $1 billion. The eligible countries are Brazil, Chile,
Prospectus October 1, 2019	46	Fund Details

China, Colombia, Croatia, Ecuador, Egypt, El Salvador, Hungary, Indonesia, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Qatar, Romania, Russia, South Africa, Sri Lanka, Turkey, Ukraine, the United Arab Emirates, Uruguay and Venezuela; however, this universe of countries may change in accordance with the index provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. The bonds included in the Underlying Index may be rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.). The Underlying Index is reconstituted and rebalanced (including a reset of the interest rate hedge) on a quarterly basis.
As of July 31, 2019, the Underlying Index was comprised of 229 bonds issued by 29 different issuers.
Relative to a long-only investment in the same emerging markets sovereign bonds, the Underlying Index, and thus the fund, should outperform in a rising interest rate environment and underperform in a falling or static interest rate environment. Performance of the Underlying Index, and thus the fund, could be particularly poor in risk-averse, flight-to-quality environments when it is common for emerging markets sovereign bonds to decline in value and for interest rates to fall. In addition, the performance of the Underlying Index, and by extension the fund, depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the emerging markets sovereign bond positions. These factors may be as or more important to the performance of the Underlying Index, and thus the fund, than the impact of interest rates. As such, there is no guarantee that the Underlying Index, and accordingly, the fund, will have positive performance even in environments of sharply rising interest rates. The Underlying Index, and thus the fund, may be more volatile than a long-only position in the same emerging markets sovereign bonds.
The fund will invest in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The fund primarily invests in derivatives as a substitute for obtaining short exposure in Treasury Securities. These derivatives principally include futures contracts, which are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement. The fund will use futures contracts to obtain short exposure to Treasury Securities.
The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.
The fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes in US dollar-denominated sovereign bonds issued by emerging market countries. In addition, the fund will invest at least 80% of its total assets, but typically far more, in instruments that comprise the Underlying Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors or countries may change over time.
The fund may invest its remaining assets in other securities, including securities not in the Underlying Index, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor or its affiliates (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index. The fund will not use futures or options for speculative purposes. The fund may invest in swaps to obtain a portion of its short exposure to Treasury Securities.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
Solactive USD Emerging Markets Bond – Interest Rate Hedged Index
Index Description. The Solactive USD Emerging Markets Bond – Interest Rate Hedged Index is designed to track the performance of a basket of US dollar-denominated emerging markets bonds. The Underlying Index is comprised of (a) long positions in US dollar-denominated emerging markets bonds and (b) short positions in US Treasury Securities of, in aggregate, approximate equivalent duration to the emerging markets bonds.
Prospectus October 1, 2019	47	Fund Details

The universe of bonds eligible for inclusion in the long position in the Underlying Index are those bonds that fulfill the following conditions:
■	Government debt or quasi-government debt (excluding Regulation S securities and private placements except 144A series);
■	Bonds that are classified as fixed coupon bonds, callable and putable bonds and zero coupon bonds (excluding floating rate bonds, variable coupon bonds, convertibles, inflation-linked bonds, accrued only bonds, pay-in kind bonds, repackaged securities linked to a security, preferred securities, bearer bonds, asset backed or other structured bonds, defaulted bonds, flat trading bonds, dual currency bonds);
■	Issued in the following emerging markets, as defined by the Index Provider as of July 31, 2019: Brazil, Chile, China, Colombia, Croatia, Ecuador, Egypt, El Salvador, Hungary, Indonesia, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Qatar, Romania, Russia, South Africa, Sri Lanka, Turkey, Ukraine, Uruguay and Venezuela;
■	Time to maturity must be at least two years (or two and a half years upon entrance to the Underlying Index);
■	Amount outstanding of each bond must be at least $1 billion;
■	Bonds must be priced by a major pricing service.
Additional Information about the Underlying Index
Solactive AG (“Solactive” or the “Index Provider”). Solactive serves as the Index Administrator and Calculation Agent for the Underlying Index.
All bonds which meet the above requirements are included in the Underlying Index. The composition of the Underlying Index is ordinarily rebalanced on the last business day of each month (the “Adjustment Day”). Newly issued bonds which meet the requirements are generally added to the Underlying Index on the first business day of each month.
Additionally, on the first business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index.
On each Adjustment Day each index component is weighted proportionally according to its market capitalization. The percentage weight of any index component is capped at 5% three business days prior to the last day of the month (the “Selection Day”.) The excess weight is allocated proportionally to all index components whose percentage weights are not capped.
The bonds included in the short position in the Underlying Index are selected using the following method: The five cheapest-to-deliver treasury bonds for US Treasury futures are selected. All five cheapest-to-deliver bonds can be included in the Underlying Index. A bond will not be included if it receives a weight of 0%.
On the respective Selection Day, prior to the Adjustment Day, weights of the five cheapest-to-deliver Treasury bonds selected for the short position are calculated as follows: bonds in the long position are divided into five buckets corresponding to the five selected cheapest-to-deliver Treasury bonds; each bond is grouped with the cheapest-to-deliver Treasury bond with the closest duration match. The par amount of each Treasury bond is assigned such that the duration of the Treasury bond is equal to the aggregate duration of all bonds in the corresponding bucket. In the case where the combined market value of the short positions is not equal to the market value of the long position, the market value of the longest and shortest Treasury bonds in the short position are adjusted so that the total market value of the long position and short position agree while holding the aggregate duration constant.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase the debt instruments included in its respective Underlying Index.
Sovereign debt risk. Investments in sovereign debt securities involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.
Prospectus October 1, 2019	48	Fund Details

The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the fund’s ability to obtain recourse may be limited.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of government debt, the fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
Emerging markets risk. Investment in emerging markets subjects the fund to a greater risk of loss than investments in a developed market. This is due to, among other things, (i) greater market volatility, (ii) lower trading volume, (iii) political and economic instability, (iv) high levels of inflation, deflation or currency devaluation, (v) greater risk of market shut down, (vi) more governmental limitations on foreign investments and limitations on repatriation of invested capital than those typically found in a developed market, and (vii) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets.
The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the fund’s investments in emerging market countries.
Settlement practices for transactions in foreign markets may differ from those in US markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the fund. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.
Geographic focus risk. Focusing investments in a single country or few countries, or regions, involves increased political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on fund performance than they would in a more geographically diversified fund.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
The Underlying Index (and therefore the fund) seeks to mitigate interest rate risk by taking short positions in Treasury Securities; such short positions should increase in
Prospectus October 1, 2019	49	Fund Details

value in rising interest rate environments and should decrease in value in falling interest rate environments, thereby mitigating potential gains and losses in the bond positions of the fund arising from changing Treasury interest rates. When interest rates fall, an unhedged investment in the same bonds will outperform the fund. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. Furthermore, while the Underlying Index is designed to hedge the interest rate exposure of the long bond positions, it is possible that a degree of exposure may remain even at the time of rebalance.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Hedging risk. The Underlying Index seeks to mitigate the potential negative impact of rising Treasury interest rates on the performance of the bonds owned by the fund. The short positions in Treasury Securities are not intended to mitigate credit risk or other factors influencing the price of the bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the short positions will completely eliminate the interest rate risk of the long bond positions. While the fund seeks to achieve an effective duration of zero, the hedge cannot fully account for changes in the shape of the Treasury interest rate (yield) curve. Because the duration hedge is reset on a monthly basis, interest rate risk can develop intra-month. The fund could lose money if either or both of the fund’s long and short positions produce negative returns.
When interest rates fall, an unhedged investment in the same bonds will outperform the fund. Performance of the fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for bonds to decline in value and for interest rates to fall. Furthermore, when interest rates remain unchanged, an investment in the fund will underperform a long-only investment in the same bonds.
Short position risk. The fund seeks short exposure to Treasury Securities through futures contracts, which will cause the fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the fund’s return, result in a loss, have the effect of limiting the fund’s ability to obtain short exposure through financial instruments such as futures contracts, or require the fund to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the fund’s ability to issue additional Creation Units may be adversely affected.
In addition, the fund is required to identify on its books, liquid assets (less any additional collateral held by the broker, not including the short sale proceeds) to cover short position obligations, marked-to-market daily. The requirement to identify liquid assets limits each fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
Cash redemption risk. Because the fund takes short positions and invests a portion of its assets in derivatives, the fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. In addition, the fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result the fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will
Prospectus October 1, 2019	50	Fund Details

depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
High yield securities risk. Exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Even if an established secondary market exists, less active markets may diminish the fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk.
Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the fund’s performance.
Restricted securities/Rule 144A securities risk. The fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Prospectus October 1, 2019	51	Fund Details

Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal, causing increased supply in the market due to selling activity. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the Underlying Funds, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Issuer-specific changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Prospectus October 1, 2019	52	Fund Details

This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a
Prospectus October 1, 2019	53	Fund Details

volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing may decrease counterparty risk and potentially increase liquidity compared to un-cleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of the fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar un-cleared swap. Regulators, however, have begun adopting rules imposing certain margin requirements, including minimums, on un-cleared swaps which, for certain instruments, has reduced the distinction.
Emerging markets sovereign debt risk. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal
Prospectus October 1, 2019	54	Fund Details

through the negotiation of new or amended credit agreements. As a holder of government debt securities, the fund may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which the fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Xtrackers Municipal Infrastructure Revenue Bond ETF
Investment Objective
The Xtrackers Municipal Infrastructure Revenue Bond ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive Municipal Infrastructure Revenue Bond Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the performance of the US long-term tax exempt bond market, consisting of infrastructure revenue bonds. The fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning that it will generally invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole. The fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index.
The Underlying Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies, and other tax-exempt issuers. The Underlying Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects, such as water and sewer systems, public sewer systems, toll roads, bridges, tunnels and many other public use projects.
As of July 31, 2019, the Underlying Index consisted of 927 securities with an average amount outstanding of approximately $310 million and a minimum amount outstanding of approximately $40 million. The Underlying Index is a total return index, which assumes that any cash distributions are reinvested back into the Underlying Index.
The Underlying Index is designed to only hold those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).
The Underlying Index may include private activity bonds, industrial development bonds, special tax bonds and transportation bonds.
Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.
Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore have more potential risk. The interest from industrial development bonds, when distributed by the fund as “exempt-interest dividends” to shareholders, may be subject to the alternative minimum tax (“AMT”).
Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax (e.g., tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor). Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality.
Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems.
In order to be eligible for inclusion in the Underlying Index, the municipal securities must be offered publicly; meet a minimum amount outstanding and deal amount; are investment-grade; have a fixed-rate coupon payment; and are not prefunded/escrowed to maturity. Municipal bonds which are subject to the AMT and state and local taxes are eligible for inclusion in the Underlying Index. The Underlying Index does not attempt to achieve a particular duration (which is a measure of a bond’s sensitivity to interest rates), but the Underlying Index limits eligibility for inclusion to municipal securities which have a stated final maturity of 10 years or longer and are not callable for at least the next 5 years. The Underlying Index is reconstituted and rebalanced on a monthly basis.
Prospectus October 1, 2019	55	Fund Details

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States and its territories which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria summarized above, whose income is free from regular federal income tax. Because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. In addition, the fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Underlying Index.
As of July 31, 2019, the Underlying Index was wholly comprised of securities of issuers in the United States (and as of the fund’s fiscal year end, a significant percentage of the Underlying Index was comprised of municipal securities of issuers in New York (21.6%) and California (18.1%).
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
Underlying Index Information
Solactive Municipal Infrastructure Revenue Bond Index
The Solactive Municipal Infrastructure Revenue Bond Index is maintained by Solactive and is administered and calculated by Solactive.
Index Description. The Solactive Municipal Infrastructure Revenue Bond Index is designed to track the returns of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds. The Solactive Municipal Infrastructure Revenue Bond Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts, their respective agencies and other tax-exempt issuers. The Solactive Municipal Infrastructure Revenue Bond Index is intended to track bonds that have been issued with the intention of funding federal, state and local infrastructure projects such as water and sewer systems, public power systems, toll roads, bridges, tunnels, and many other public use projects.
As of July 31, 2019, the Solactive Municipal Infrastructure Revenue Bond Index consisted of 927 securities with an average amount outstanding of approximately $310 million and a minimum amount outstanding of approximately $40 million. The Solactive Municipal Infrastructure Revenue Bond Index is designed to hold only those bonds issued by state and local municipalities where the interest and principal repayments are generated from dedicated revenue streams or double-barreled entities (whose bonds are backed by both a dedicated revenue stream and a general obligation pledge).
The universe of municipal securities eligible for inclusion in the Solactive Municipal Infrastructure Revenue Bond Index are those municipal bonds that fulfill the following conditions:
■	Subject to a public offering;
■	Amount outstanding of each bond must be at least
■	$40 million where, subject to the following additional conditions:
■	Bonds with an amount outstanding of less than
■	$100 million may only be included if they are issued after January 1, 2012.
■	Bonds with an amount outstanding of more than
■	$100 million may be included regardless of issue date.
■	Deal size of at least $100 million;
■	Federal tax free (bonds subject to the AMT and state and local taxes) may be included in the Solactive Municipal Infrastructure Revenue Bond Index without limit;
■	Investment-grade rating by either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.;
■	Fixed-rate coupon payment (zero coupon bonds may not be included in the Solactive Municipal Infrastructure Revenue Bond Index);
■	Bonds must not be pre-refunded / escrowed to maturity;
■	Time to maturity must be at least 10 years or longer;
■	Callable securities must not be callable within the next 5 years (the next call date must not lie in the next 5 years);
■	Purpose of the bond proceeds must be for one of the following areas:
■	Transportation (airports, seaports, bridges, toll roads, tunnels, parking facilities, or similar)
■	Recreation (convention centers, stadiums, sports complexes, or similar)
■	Utility (electric public power, water/sewer, sanitation, or similar)
■	Industrial Economic Development (solid waste recovery, malls, shopping centers, or similar)
■	The following industries are excluded: higher education, pollution control, housing, healthcare and tobacco;
■	Proceeds of debt must be used for infrastructure purposes and principal and interest repayment must come from a pledged revenue source (e.g. tolls, sales tax, registration fees, user fees) or a double-barreled revenue stream (pledged revenue stream and a general obligation pledge);
■	Municipal bonds, which are paid back solely using a general obligation pledge or an appropriation, may not be included;
■	Municipal bonds from Puerto Rico which are classified as “Sales Tax” may not be included; and
■	Municipal bonds where the obligor is a corporation may not be included.
All municipal bonds which meet the above requirements are included in the Underlying Index. The Underlying Index is rebalanced on the last business day of each month.
Prospectus October 1, 2019	56	Fund Details

Newly issued municipal bonds which meet the requirements are generally added to the Underlying Index on the first business day of each month.
Additionally, on the first business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Municipal securities risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenues as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.
If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws. Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
Fixed income markets risk. The values of many types of debt securities have been reduced over a period of many years since the credit crisis started due to problems
Prospectus October 1, 2019	57	Fund Details

relating to subprime mortgages. These market problems have also affected debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase the debt instruments included in its respective Underlying Index.
Private activity bonds risk. The issuers of private activity bonds in which the fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the fund’s NAV. The fund’s private activity bond holdings also may pay interest subject to the AMT. See “Dividends and Distributions” for more details.
Industrial development bond risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special tax bond risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation bond risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and sewer bond risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund. Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Credit ratings may not be an accurate assessment of credit risk.
Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.
Prospectus October 1, 2019	58	Fund Details

Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring municipal bonds. Because guarantors may insure many types of bonds, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Geographic focus risk. To the extent that the Underlying Index and the fund are significantly comprised of issuers in a single state, region or sector of the municipal securities market, performance can be more volatile than that of a fund that invests more broadly. As an example, factors affecting a state, region or sector, such as severe fiscal difficulties, an economic downturn, court rulings, increased expenditures on domestic security or reduced monetary support from the federal government, could over time impair the ability of a state, region or sector to repay its obligations.
Risks related to investing in New York. The fund may invest a significant portion of its assets in New York municipal bonds and, therefore, will have greater exposure to negative political, economic, regulatory or other developments within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. New York and New York City also face a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York and New York City economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.
Risks related to investing in California. The fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Consequently, the fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could heighten the risk that the prices of California municipal securities will experience greater volatility. Furthermore, any such deterioration could result in a downgrade of the credit rating of an issuer of California municipal securities. Future downgrades could reduce the market value of the securities held by the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Certain other examples of focus risk in the municipal bond market are set forth below:
■	Electric utilities bond risk. The electric utilities industry has been experiencing, and may continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
■	Resource recovery bond risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Prospectus October 1, 2019	59	Fund Details

■	Lease obligations risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.

Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.
■	Municipal bond market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment. Also, to the extent that the fund emphasizes debt securities from any given state or region, it could be hurt if that state or region does not do well.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the fund may be higher than normal.
Liquidity risk may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds or ETFs may be higher than normal, causing increased supply in the market due to selling activity. It may also be the case that other market participants may be attempting to liquidate fixed-income holdings at the same time as the Underlying Funds, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In addition, because municipal securities that pay interest subject to the AMT may be included in the Underlying Index without limit, the fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT. Further, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Issuer-specific changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because
Prospectus October 1, 2019	60	Fund Details

an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the fund’s ability to replicate the performance of its Underlying Index. In addition, if the fund utilizes derivative instruments or holds other instruments that are not included in its Underlying Index, its return may not correlate as well with the returns of its Underlying Index as would be the case if the fund purchased all the securities in its Underlying Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Prospectus October 1, 2019	61	Fund Details

Investors should consult their financial intermediary before purchasing or selling shares of the fund. In addition, the securities held by the fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations
Prospectus October 1, 2019	62	Fund Details

where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
■	Each of the policies described herein, including the investment objective and 80% investment policies of each fund, (except for the Xtrackers Municipal Infrastructure Revenue Bond ETF) constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each fund’s 80% investment policies require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of each fund are set forth in the SAI.
■	Because each fund seeks to track its Underlying Index, no fund invests defensively and each fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
■	Each fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.
■	Xtrackers Investment Grade Bond - Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond - Interest Rate Hedged ETF may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a fund’s status as a regulated investment company (“RIC”).
■	From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
■	Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
■	From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The top holdings of each fund can be found at www.Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).
Who Manages and Oversees the Funds
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $13.7 billion in 38 operational exchange-traded funds, as of July 1, 2019.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its
Prospectus October 1, 2019	63	Fund Details

branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Management Fee. Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to each fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	0.35%
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	0.25%
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	0.45%
Xtrackers Municipal Infrastructure Revenue Bond ETF	0.15%
The following waivers are currently in effect:
For Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, the Advisor has contractually agreed through September 30, 2020 to waive fees and/or reimburse the fund’s expenses to limit the fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Acquired Fund Fees and Expenses attributable to the fund’s investments in the Underlying Funds. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
For Xtrackers Municipal Infrastructure Revenue Bond ETF, effective February 12, 2019, the Advisor’s unitary advisory fee rate was reduced from 0.30% to 0.15% of the fund’s average daily net assets. Beginning November 30, 2018 through February 12, 2019, however, the Advisor received a reduced unitary advisory fee due to a voluntary expense limitation in effect during that period that limited the fund’s operating expenses to 0.15% of the fund’s average daily net assets.
A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement is contained in the most recent annual report for the annual period ended May 31. For information on how to obtain shareholder reports, see the back cover.
Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and wholly-owned subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for each fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate a fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates a subadvisor out of its management fee.
Management
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Prospectus October 1, 2019	64	Fund Details

Brandon Matsui, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 12 years of industry experience. Prior to joining DWS, he was a relationship manager in the Portfolio Analytics Group at BlackRock Solutions. Previously, he managed overlay accounts at BNY Mellon Beta Management, and was a senior portfolio manager for fixed income ETFs and mutual funds at Charles Schwab Investment Management.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BS in History, University of California, Irvine; MBA in Finance, University of Hawaii; Financial Risk Certification holder.
Tanuj Dora, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2010. Prior to his current role, he was responsible for trading and market making of European fixed income ETFs, structured funds, index swaps and options within the Fixed Income Derivatives Group in Corporate Banking & Securities, based out of London.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BTech and MTech (dual degree) in Industrial Engineering & Management, Indian Institute of Technology Kharagnur.
Alexander Bridgeforth, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016, with 5 years of industry experience. Prior to joining DWS, he was responsible for management of fixed income mutual funds and ETFs at Charles Schwab Investment Management, where he previously supported portfolio managers and middle office duties.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BSBA in Finance, University of Arizona.
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Brandon Matsui, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 12 years of industry experience. Prior to joining DWS, he was a relationship manager in the Portfolio Analytics Group at BlackRock Solutions. Previously, he managed overlay accounts at BNY Mellon Beta Management, and was a senior portfolio manager for fixed income ETFs and mutual funds at Charles Schwab Investment Management.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BS in History, University of California, Irvine; MBA in Finance, University of Hawaii; Financial Risk Certification holder.
Tanuj Dora, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2010. Prior to his current role, he was responsible for trading and market making of European fixed income ETFs, structured funds, index swaps and options within the Fixed Income Derivatives Group in Corporate Banking & Securities, based out of London.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BTech and MTech (dual degree) in Industrial Engineering & Management, Indian Institute of Technology Kharagnur.
Alexander Bridgeforth, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016, with 5 years of industry experience. Prior to joining DWS, he was responsible for management of fixed income mutual funds and ETFs at Charles Schwab Investment Management, where he previously supported portfolio managers and middle office duties.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BSBA in Finance, University of Arizona.
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
Prospectus October 1, 2019	65	Fund Details

■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Brandon Matsui, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2011 with 12 years of industry experience. Prior to joining DWS, he was a relationship manager in the Portfolio Analytics Group at BlackRock Solutions. Previously, he managed overlay accounts at BNY Mellon Beta Management, and was a senior portfolio manager for fixed income ETFs and mutual funds at Charles Schwab Investment Management.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BS in History, University of California, Irvine; MBA in Finance, University of Hawaii; Financial Risk Certification holder.
Tanuj Dora, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2010. Prior to his current role, he was responsible for trading and market making of European fixed income ETFs, structured funds, index swaps and options within the Fixed Income Derivatives Group in Corporate Banking & Securities, based out of London.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BTech and MTech (dual degree) in Industrial Engineering & Management, Indian Institute of Technology Kharagnur.
Alexander Bridgeforth, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016, with 5 years of industry experience. Prior to joining DWS, he was responsible for management of fixed income mutual funds and ETFs at Charles Schwab Investment Management, where he previously supported portfolio managers and middle office duties.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BSBA in Finance, University of Arizona.
Xtrackers Municipal Infrastructure Revenue Bond ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Brandon Matsui, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2011 with 12 years of industry experience. Prior to joining DWS, he was a relationship manager in the Portfolio Analytics Group at BlackRock Solutions. Previously, he managed overlay accounts at BNY Mellon Beta Management, and was a senior portfolio manager for fixed income ETFs and mutual funds at Charles Schwab Investment Management.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BS in History, University of California, Irvine; MBA in Finance, University of Hawaii; Financial Risk Certification holder.
Tanuj Dora, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2010. Prior to his current role, he was responsible for trading and market making of European fixed income ETFs, structured funds, index swaps and options within the Fixed Income Derivatives Group in Corporate Banking & Securities, based out of London.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BTech and MTech (dual degree) in Industrial Engineering & Management, Indian Institute of Technology Kharagnur.
Alexander Bridgeforth, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2016, with 5 years of industry experience. Prior to joining DWS, he was responsible for management of fixed income mutual funds and ETFs at Charles Schwab Investment Management, where he previously supported portfolio managers and middle office duties.
■	Fixed Income Portfolio Manager, Passive Asset Management: New York.
■	BSBA in Finance, University of Arizona.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus October 1, 2019	66	Fund Details

Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at www.Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
The national securities exchange on which a fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The 1940 Act imposes certain restrictions on investments by registered investment companies in the securities of other investment companies, such as the funds. Registered investment companies, except as noted below, are permitted to invest in a fund beyond applicable 1940 Act limitations, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, because the fund operates as a “fund-of-funds” by investing in the Underlying Funds.
Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.

Prospectus October 1, 2019	67	Investing in the Funds

Fund name	Ticker Symbol	Stock Exchange
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	HYIH	Cboe BZX Exchange, Inc.
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	IGIH	Cboe BZX Exchange, Inc.
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	EMIH	Cboe BZX Exchange, Inc.
Xtrackers Municipal Infrastructure Revenue Bond ETF	RVNU	NYSE Arca, Inc.
Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of a fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.
In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available and money market securities maturing in 60 days or less are valued at amortized cost. The approximate value of shares of the applicable fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each fund are determined as of such earlier times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective markets (including, with respect to each fund other than Xtrackers Municipal Infrastructure Revenue Bond ETF, the respective international local markets).
Prospectus October 1, 2019	68	Investing in the Funds

If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect a fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a fund and a designated amount of cash. Each fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid monthly by each fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
Taxes on Distributions
Distributions from a fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to
Prospectus October 1, 2019	69	Investing in the Funds

you as ordinary income. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long- term capital gains, regardless of how long you have held such fund’s shares. Distributions by a fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Dividends paid by the Xtrackers Municipal Infrastructure Revenue Bond ETF that are properly reported as exempt- interest dividends will not be subject to regular US federal income tax. The fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from
US federal income taxes. However, the fund may invest an unlimited amount of its net assets in municipal securities that generate interest income subject to the AMT for individuals. As a result, a portion of the exempt- interest dividends paid by the fund may be an item of tax preference to shareholders subject to the AMT. Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder.
Dividends are eligible to be qualified dividend income to you, if you meet certain holding period requirements discussed below, if they are attributable to qualified dividend income received by a fund. Generally, qualified dividend income includes dividend income from taxable
US corporations and qualified non- US corporations, provided that a fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non- US corporation means any non- US corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a fund, and to a share of the fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.
Given the investment strategies of the funds, it is not anticipated that a significant portion of the dividends paid by the funds will be eligible to reported as qualified dividend income (with respect to an individual shareholder) or for the corporate dividends received deduction (with respect to a corporate shareholder).
In general, your distributions are subject to US federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If a fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are neither a resident nor a citizen of the United States or if you are a non- US entity, a fund’s ordinary income dividends (which include distributions of net short- term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non- US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a fund.
Dividends and interest received by a fund with respect to non-US securities may give rise to withholding and other taxes imposed by non-US countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a fund at the close of a year consist of non- US stocks or securities, the fund may “pass through” to you certain non- US income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as additional gross income your share of such non- US taxes, but you may, in such case, be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your US federal income tax.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares
Prospectus October 1, 2019	70	Investing in the Funds

held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of a fund and the Advisor may purchase and resell fund shares pursuant to this prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	$500
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	$500
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	$500
Xtrackers Municipal Infrastructure Revenue Bond ETF	$500
Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/ or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor
Prospectus October 1, 2019	71	Investing in the Funds

and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of each fund traded on NYSE Arca or Cboe at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund during the past calendar year can be found at www.Xtrackers.com.
Prospectus October 1, 2019	72	Investing in the Funds

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s Annual Report (see “For More Information” on the back cover).
Xtrackers High Yield Corporate Bond — Interest Rate Hedged ETF
	Years Ended May 31,				Period Ended
	2019	2018	2017	2016	5/31/2015[a]
Selected Per Share Data
Net Asset Value, beginning of period	$22.68	$23.42	$22.23	$24.57	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.32	1.27	1.17	1.08	0.29
Net realized and unrealized gain (loss)	(0.82)	(0.53)	1.30	(2.10)	(0.51)
Total from investment operations	0.50	0.74	2.47	(1.02)	(0.22)
Less distributions from:
Net investment income	(1.46)	(1.48)	(1.28)	(1.32)	(0.21)
Total distributions	(1.46)	(1.48)	(1.28)	(1.32)	(0.21)
Net Asset Value, end of period	$21.72	$22.68	$23.42	$22.23	$24.57
Total Return (%)	2.18[c]	3.24[c]	11.40	(4.06)	(0.87)**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	7	3	11	9	11
Ratio of expenses before fee waiver (%)	0.35[e]	0.35[e]	0.39	0.45	0.45*
Ratio of expenses after fee waiver (%)	0.14[e]	0.33[e]	0.39	0.45	0.45*
Ratio of net investment income (loss) (%)	5.91	5.47	5.08	4.81	4.75*
Portfolio turnover rate (%)[d]	19	50	33	35	13**
a	For the period March 3, 2015 (commencement of operations) through May 31, 2015.
b	Based on average shares outstanding during the period.
c	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
e	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
*	Annualized.
**	Not Annualized.
Prospectus October 1, 2019	73	Financial Highlights

Xtrackers Investment Grade Bond — Interest Rate Hedged ETF
	Years Ended May 31,				Period Ended
	2019	2018	2017	2016	5/31/2016[a]
Selected Per Share Data
Net Asset Value, beginning of period	$23.84	$24.09	$23.79	$24.63	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.83	0.78	0.73	0.71	0.17
Net realized and unrealized gain (loss)	(0.32)	(0.28)	0.39	(0.73)	(0.43)
Total from investment operations	0.51	0.50	1.12	(0.02)	(0.26)
Less distributions from:
Net investment income	(0.83)	(0.75)	(0.82)	(0.82)	(0.11)
Net realized gains	(0.48)	—	—	—	—
Total distributions	(1.31)	(0.75)	(0.82)	(0.82)	(0.11)
Net Asset Value, end of period	$23.04	$23.84	$24.09	$23.79	$24.63
Total Return (%)	2.28[c]	2.05	4.79	(0.04)	(1.03)**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	7	10	6	5	6
Ratio of expenses before fee waiver (%)	0.25	0.25	0.25	0.25	0.25*
Ratio of expenses after fee waiver (%)	0.25	0.25	0.25	0.25	0.25*
Ratio of net investment income (loss) (%)	3.53	3.22	3.04	3.00	2.72*
Portfolio turnover rate (%)[d]	25	33	26	14	7**
a	For the period March 3, 2015 (commencement of operations) through May 31, 2015.
b	Based on average shares outstanding during the period.
c	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.
Prospectus October 1, 2019	74	Financial Highlights

Xtrackers Emerging Markets Bond — Interest Rate Hedged ETF
	Years Ended May 31,				Period Ended
	2019	2018	2017	2016	5/31/2015[a]
Selected Per Share Data
Net Asset Value, beginning of period	$24.36	$24.91	$23.96	$25.03	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.05	0.99	1.07	1.07	0.27
Net realized and unrealized gain (loss)	(0.29)	(0.48)	1.18	(0.80)	(0.04)
Total from investment operations	0.76	0.51	2.25	0.27	0.23
Less distributions from:
Net investment income	(1.04)	(1.02)	(1.30)	(1.26)	(0.20)
Net realized gains	(0.98)	(0.04)	—	(0.08)	—
Total distributions	(2.02)	(1.06)	(1.30)	(1.34)	(0.20)
Net Asset Value, end of period	$23.10	$24.36	$24.91	$23.96	$25.03
Total Return (%)	3.31[c]	2.03	9.61	1.22	0.90**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	7	9	6	6	6
Ratio of expenses before fee waiver (%)	0.45	0.45	0.47	0.50	0.50*
Ratio of expenses after fee waiver (%)	0.45	0.45	0.47	0.50	0.50*
Ratio of net investment income (loss) (%)	4.37	3.94	4.35	4.45	4.35*
Portfolio turnover rate (%)[d]	31	48	35	15	1**
a	For the period March 3, 2015 (commencement of operations) through May 31, 2015.
b	Based on average shares outstanding during the period.
c	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
*	Annualized.
**	Not Annualized.
Prospectus October 1, 2019	75	Financial Highlights

Xtrackers Municipal Infrastructure Revenue Bond ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$26.52	$26.71	$27.17	$25.49	$25.07
Income (loss) from investment operations:
Net investment income (loss)[a]	0.75	0.70	0.66	0.80	0.81
Net realized and unrealized gain (loss)	1.18	(0.20)	(0.46)	1.67	0.40
Total from investment operations	1.93	0.50	0.20	2.47	1.21
Less distributions from:
Net investment income	(0.75)	(0.69)	(0.66)	(0.79)	(0.79)
Total distributions	(0.75)	(0.69)	(0.66)	(0.79)	(0.79)
Net Asset Value, end of year	$27.70	$26.52	$26.71	$27.17	$25.49
Total Return (%)	7.45[b]	1.87	0.77	9.89	4.88
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	68	58	60	37	22
Ratio of expenses before fee waiver (%)	0.25	0.30	0.30	0.30	0.30
Ratio of expenses after fee waiver (%)	0.22	0.30	0.30	0.30	0.30
Ratio of net investment income (loss) (%)	2.85	2.61	2.5	3.07	3.16
Portfolio turnover rate (%)[c]	25	28	0	13	4
a	Based on average shares outstanding during the period.
b	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2019	76	Financial Highlights

Appendix
Index Providers and Licenses
Solactive, which is not an affiliate of the Advisor, is responsible for the rules-based methodology of the Solactive Indexes. See “Index Provider” in the SAI. Solactive is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
Solactive is responsible for administration and calculation of the Solactive Indexes. Solactive is responsible for implementing the methodology for the composition of the Underlying Indexes.
The Advisor has entered into a license agreement with the Index Provider to use each Underlying Index. The Advisor sublicenses rights in an Underlying Index to the Trust at no charge. The Advisor has also entered into a license agreement with a broker-dealer for the use of certain customized analytical data. All license fees are paid by the Advisor out of its own resources and not the assets of a fund.
Disclaimers
Xtrackers High Yield Corporate Bond - Interest Rate Hedged ETF, Xtrackers Investment Grade Bond - Interest Rate Hedged ETF, Xtrackers Emerging Markets Bond - Interest Rate Hedged ETF and Xtrackers Municipal Infrastructure Revenue Bond ETF (the “funds”) are not sponsored, endorsed, sold or promoted by Solactive. Neither Solactive nor any other party makes any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding advisability of investing in funds generally or in these funds particularly or the ability of the Solactive USD High Yield Corporates Total Market 0-5 Year Index and Solactive USD High Yield Corporates Total Market High Beta Index (the “Underlying Indexes”) to track general stock market performance. Solactive is the licensor of certain trademarks, service marks and trade names of Solactive and of the Underlying Indexes that are determined, composed and calculated by Solactive without regard to the Trust, the Adviser or the funds. Solactive has no obligation to take the needs of the Adviser or the owners of the funds into consideration in determining, composing or calculating the Underlying Indexes. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the funds to be issued or in the determination or calculation of the equation by which the funds are redeemable for cash. Neither Solactive nor any other party has any obligation or liability to owners of the funds in connection with the administration, marketing or trading of the funds.
Although Solactive shall obtain information for inclusion in or for use in the calculation of the indexes from sources that Solactive considers reliable, neither Solactive nor any other party guarantees the accuracy and/or the completeness of the indexes or any data included therein. Solactive is not responsible for informing third parties, including but not limited to, investors and/or financial intermediaries of the funds, of errors in the indexes. Neither Solactive nor any other party makes any warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the funds, or any other person or entity from the use of the indexes or any data included hereunder or for any other use. Neither Solactive nor any other party makes any express or implied warranties, and Solactive hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall Solactive or any other party have any liability for direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
(Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, Xtrackers Investment Grade Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF only)
Shares of the Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF, Xtrackers Investment Grade Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF (the “Cboe funds”) are not sponsored, endorsed or promoted by Cboe BZX Exchange, Inc. (“Cboe”.) Cboe makes no representation or warranty, express or implied, to the owners of the shares of the Cboe funds or any member of the public regarding the ability of
Prospectus October 1, 2019	77	Appendix

the Cboe funds to track the total return performance of the Solactive High Yield Corporate Bond – Interest Rate Hedged Index, the Solactive Investment Grade Bond – Interest Rate Hedged Index and the Solactive Emerging Markets Bond – Interest Rate Hedged Index, respectively (the “Underlying Indexes”) or the ability of the Underlying Indexes to track stock market performance. Cboe is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Indexes, nor in the determination of the timing of, prices of, or quantities of shares of the Cboe funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe has no obligation or liability to owners of the shares of the Cboe funds in connection with the administration, marketing or trading of the shares of the Cboe funds.
Cboe does not guarantee the accuracy and/ or the completeness of the Underlying Indexes or any data included therein. Cboe makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Cboe funds as licensee, licensee’s customers and counterparties, owners of the shares of the Cboe funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Cboe have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
(Xtrackers Municipal Infrastructure Revenue Bond ETF only) Shares of the fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the fund or any member of the public regarding the ability of the fund to track the total return performance of its Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the fund in connection with the administration, marketing or trading of the shares of the fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the fund as licensee, licensee’s customers and counterparties, owners of the shares of the fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
(For all funds) The Advisor does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the fund or to any other person or entity, as to results to be obtained by the fund from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Prospectus October 1, 2019	78	Appendix

FOR MORE INFORMATION:
1-855-329-3837 (1-855-DBX-ETFS)
Copies of the prospectus, SAI and recent shareholder reports, when available, can be found on our website at www.Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or shareholder report free of charge, please:
Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
Information about a fund (including the SAI), reports and other information about a fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.
Investment Company Act File No.: 811-22487
(10/01/19) INCOME-1

Prospectus
October 1, 2019
Xtrackers Harvest CSI 300 China A-Shares ETF
NYSE Arca, Inc.: ASHR

Xtrackers MSCI China A Inclusion Equity ETF
NYSE Arca, Inc.: ASHX

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
NYSE Arca, Inc.: ASHS

Xtrackers MSCI All China Equity ETF
NYSE Arca, Inc.: CN
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Xtrackers Harvest CSI 300 China A-Shares ETF
Ticker: ASHR	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers Harvest CSI 300 China A-Shares ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.65
Other Expenses	None
Total annual fund operating expenses	0.65
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investments results that correspond generally to the performance, before fees and expense, of the Underlying Index, which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The Underlying Index includes small-cap, mid-cap, and large-cap stocks. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely

Prospectus October 1, 2019	1	Xtrackers Harvest CSI 300 China A-Shares ETF

convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
Harvest Global Investments Limited (the “Subadvisor” or “HGI”) is a licensed RQFII and has been granted RQFII quota for the fund’s investments. The Subadvisor, on behalf of the fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount. The Subadvisor may apply or file for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted or a filling for additional quota will not be revoked. The fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., the Subadvisor, or QFII, and by the Daily Quota that limits total purchases through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire component securities due to limited availability or regulatory restrictions, the Sub- Advisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the fund intends to invest directly in A-Shares via the quota granted to the Subadvisor and may also invest through Stock Connect. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Subadvisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The fund may invest in depositary receipts.
As of July 31, 2019, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $16.43 billion and a minimum market capitalization of approximately $2.28 billion.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (33.4%) sector. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Prospectus October 1, 2019	2	Xtrackers Harvest CSI 300 China A-Shares ETF

Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Special risk considerations relating to the RQFII regime and investments in A-Shares. The Advisor’s ability to achieve the fund’s investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the fund will not be able to invest directly in A-Shares in excess of the Subadvisor’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the fund’s direct investment in A-Shares may be limited. If the Subadvisor’s RQFII quota is or becomes inadequate to meet the investment needs of the fund or if the Subadvisor is unable to maintain its RQFII status, the Subadvisor may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional RQFII quota can be obtained. A reduction in or elimination of the RQFII quota may not only adversely affect the ability of the fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain investment quota. In addition, the RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Subadvisor fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the fund dispose of its A-Shares holdings. There can be no guarantee that the fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the fund and the Subadvisor’s creditors than if the fund had an account in its name only. If the fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the fund could, among other actions, limit or suspend creations until the Subadvisor determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the fund.
SAFE had announced on September 10, 2019 that it will propose to remove the investment quota restrictions on QFIIs and RQFIIs which will mean investors such as the fund that invest in A-Shares via a QFII and or RQFII will no longer be subject to quota limitations in such investments. However, as of the date of this Prospectus, SAFE has not confirmed the effective date of such removal of investment quota restrictions nor the conditions of such removal, and there is no guarantee that such effective date would occur in the foreseeable future. Investors should note that until the effective date of such removal of investment quota restrictions, the fund will still be subject to the QFII and/or RQFII quota limitations, and that there is no guarantee that the removal of investment quota restrictions will be effected as planned.
Prospectus October 1, 2019	3	Xtrackers Harvest CSI 300 China A-Shares ETF

Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through Stock Connect, an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund or Underlying Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs, foreign investors (including the fund) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value- added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s RQFII quota become subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and its shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), the fund or Underlying Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s or Underlying Fund’s return could be substantial. The fund will be liable to the Advisor or Subadvisor for any Chinese tax that is imposed on the Advisor or Subadvisor with respect to the fund’s investments.
Prospectus October 1, 2019	4	Xtrackers Harvest CSI 300 China A-Shares ETF

As described below under “Taxes – Taxes on Distributions,” the fund may elect, for US federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the fund as paid by its shareholders. Even if the fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general US tax principles.
In addition, to the extent the fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect the fund. Also the fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
Should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the fund may therefore be subject to fund-level US federal taxes.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund.
Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the fund’s reference currency is the US dollar. As a result, the fund’s return may be adversely affected by currency exchange rates. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.
Prospectus October 1, 2019	5	Xtrackers Harvest CSI 300 China A-Shares ETF

In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the fund to remain fully invested. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the fund’s portfolio investments may have an adverse effect on the fund’s ability to meet redemption requests.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Pricing risk. If market conditions make it difficult to value some investments  (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’
Prospectus October 1, 2019	6	Xtrackers Harvest CSI 300 China A-Shares ETF

closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Subadvisor’s RQFII quota has become inadequate, the Subadvisor is unable to maintain its RQFII status, or the Stock Connect Daily Quota has been exhausted. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Cash transactions risk. Unlike most other ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in- kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Prospectus October 1, 2019	7	Xtrackers Harvest CSI 300 China A-Shares ETF

Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	42.10%	December 31, 2014
Worst Quarter	-30.92%	September 30, 2015
Year-to-Date	27.59%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	5 Years	Since Inception
Returns before tax	11/6/2013	-28.05	3.83	3.29
After tax on distributions	11/6/2013	-28.27	1.86	1.39
After tax on distributions and sale of fund shares	11/6/2013	-16.44	2.53	2.13
CSI 300 Index (reflects no deductions for fees, expenses or taxes)		-27.64	4.66	4.21
MSCI ACWI ex USA Index (reflects no deductions for fees, expenses or taxes)		-14.20	4.48	1.06
Management
Investment Advisor
DBX Advisors LLC
Subadvisor
Harvest Global Investments Limited
Portfolio Managers
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Tom Chan, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services
Prospectus October 1, 2019	8	Xtrackers Harvest CSI 300 China A-Shares ETF

related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	9	Xtrackers Harvest CSI 300 China A-Shares ETF

Xtrackers MSCI China A Inclusion Equity ETF
Ticker: ASHX	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI China A Inclusion Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.60
Other Expenses	None
Total annual fund operating expenses	0.60
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 180% of the average value of its portfolio. Prior to June 4, 2018, the fund tracked its prior Underlying Index, the CSI 300 USD Hedged Index (“Prior Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen- Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi (“RMB”). Certain eligible A-Shares are traded on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”). The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI, Inc. (the “Index Provider” or “MSCI”) by applying eligibility criteria for the MSCI Global Investable Market Indexes (“GIMI”), and then excluding mid- and small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization (i.e., includes only shares that are readily available for trading in the market) available to foreign investors and includes only large-capitalization

Prospectus October 1, 2019	10	Xtrackers MSCI China A Inclusion Equity ETF

companies, as determined by MSCI. The fund intends to invest in A-Shares included in the Underlying Index primarily through Stock Connect. Stock Connect is a securities trading and clearing program with an aim to achieve mutual stock market access between the People’s Republic of China (“China” or the “PRC”) and Hong Kong. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the SSE (in the case of Shanghai Connect) or the SZSE (in the case of Shenzhen Connect), and China Securities Depository and Clearing Corporation Limited (“CSDCC”). Under Stock Connect, the fund’s trading of eligible A-Shares listed on the SSE or the SZSE, as applicable, would be effectuated through DBX Advisors LLC (the “Advisor”). Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota is not specific to the fund, but to all investors investing through the Stock Connect. From time to time, other stock exchanges in China may participate in Stock Connect, and A-Shares listed and traded on such other stock exchanges and accessible through Stock Connect may be added to the Underlying Index, as determined by MSCI.
Under current regulations in China, foreign investors can also invest in the PRC’s domestic securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) program and the Renminbi Qualified Foreign Institutional Investor (“RQFII”) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) in order to participate in these programs. QFII and RQFII investors will also be granted a specific aggregate dollar amount of investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
The fund intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize an RQFII quota applied for by and granted to the Advisor and/or a subadvisor subsequently appointed for the fund. In the event the Advisor obtains an RQFII quota, or appoints a subadvisor that has such quota, under certain circumstances, including when the fund’s ability to invest in A-Shares through Stock Connect is restricted as a result of the Daily Quota or otherwise, the Advisor and/or a sub- advisor, on behalf of the fund, may invest in A-Shares and other permitted China securities listed on the SSE and SZSE up to the specified quota amount. The Advisor and/or a subadvisor may apply or file for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted or a filing for additional quota will not be revoked. Accordingly, the fund’s direct investments in A-Shares will be limited by the Daily Quota of Stock Connect and by the quota allocated to the RQFII or QFII. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.
The Advisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Advisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Advisor to acquire component securities due to limited availability or regulatory restrictions, the Advisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Advisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities (including depositary receipts in respect of such securities) of issuers that comprise the Underlying Index. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the fund intends to invest directly in A-Shares via Stock Connect and, in the future, may also utilize any quota applied for by and granted to the Advisor and/or a subadvisor. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including exchange-traded funds (“ETFs”), whether or not managed by the Advisor, as well as foreign investment companies, that the Advisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of
Prospectus October 1, 2019	11	Xtrackers MSCI China A Inclusion Equity ETF

Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers.
As of July 31, 2019 the Underlying Index consisted of 260 securities with an average market capitalization of approximately $3.50 billion and a minimum market capitalization of approximately $651 million. The Underlying Index is rebalanced quarterly in February, May, August and November, and thus the fund rebalances its portfolio in a corresponding fashion.
The fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (33.6%). The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Special risk considerations relating to investments in A-Shares. The Advisor’s ability to achieve its investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. The fund intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize an RQFII quota applied for by and granted to the Advisor and/or a subadvisor. Because the fund will not be able to invest directly in A-Shares beyond the Daily Quota to which Stock Connect is subject and in excess of any RQFII quota obtained by the Advisor and/or a subadvisor, the size of the fund’s direct investment in A-Shares may be limited. If the Daily Quota and/or RQFII quota is or becomes inadequate to meet the investment needs of the fund or if the Advisor and/or subadvisor becomes unable to maintain its RQFII status, the Advisor may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until the Daily Quota accommodates the fund’s investment needs and/or additional RQFII quota can be obtained. A reduction in or elimination of the RQFII quota, or constraints of the Daily Quota, may not only adversely affect the ability of the fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination of the RQFII quota or
Prospectus October 1, 2019	12	Xtrackers MSCI China A Inclusion Equity ETF

the constraints of the Daily Quota may have a material adverse effect on the ability of the fund to achieve its investment objective.
These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain a QFII or RQFII quota. In addition, an RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Advisor and/or a subadvisor fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the fund dispose of its A-Shares holdings. There can be no guarantee that the fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the fund and the RQFII, the fund’s assets may not be as well protected from the claims of the RQFII’s creditors than if the fund had an account in its name only.
If the fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of the Daily Quota, an RQFII quota or other investments that provide exposure to the performance of A-Shares, the fund could, among other actions, limit or suspend creations until the Advisor determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the fund.
SAFE had announced on September 10, 2019 that it will propose to remove the investment quota restrictions on QFIIs and RQFIIs which will mean investors such as the fund that invest in A-Shares via a QFII and or RQFII will no longer be subject to quota limitations in such investments. However, as of the date of this Prospectus, SAFE has not confirmed the effective date of such removal of investment quota restrictions nor the conditions of such removal, and there is no guarantee that such effective date would occur in the foreseeable future. Investors should note that until the effective date of such removal of investment quota restrictions, the fund will still be subject to the QFII and/or RQFII quota limitations, and that there is no guarantee that the removal of investment quota restrictions will be effected as planned.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund.
Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from
Prospectus October 1, 2019	13	Xtrackers MSCI China A Inclusion Equity ETF

serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through Stock Connect, an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund or Underlying Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs, foreign investors (including the fund) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value- added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or subadvisor for any tax that is imposed on the Advisor or subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or subadvisor’s RQFII quota become subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and its shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), the fund or Underlying Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s or Underlying Fund’s return could be substantial. The fund will be liable to the Advisor or subadvisor for any Chinese tax that is imposed on the Advisor or subadvisor with respect to the fund’s investments.
As described below under “Taxes – Taxes on Distributions,” the fund may elect, for US federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the fund as paid by its shareholders. Even if the fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general US tax principles.
In addition, to the extent the fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect the fund. Also the fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
Prospectus October 1, 2019	14	Xtrackers MSCI China A Inclusion Equity ETF

Should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the fund may therefore be subject to fund-level US federal taxes.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the fund’s reference currency is the US dollar. As a result, the fund’s return may be adversely affected by currency exchange rates. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.
In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the fund to remain fully invested. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the fund’s portfolio investments may have an adverse effect on the fund’s ability to meet redemption requests.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Prospectus October 1, 2019	15	Xtrackers MSCI China A Inclusion Equity ETF

Pricing risk. If market conditions make it difficult to value some investments  (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the subadvisor’s RQFII quota has become inadequate, the subadvisor is unable to maintain its RQFII status, or the Stock Connect Daily Quota has been exhausted. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Prospectus October 1, 2019	16	Xtrackers MSCI China A Inclusion Equity ETF

Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Cash transactions risk. Unlike most other ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in- kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country.
For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Prior to June 4, 2018, the fund sought investment results that corresponded generally to the performance, before the fund’s fees and expenses, of the Prior Underlying Index.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	5.95%	June 30, 2017
Worst Quarter	-14.03%	March 31, 2016
Year-to-Date	26.41%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns
Prospectus October 1, 2019	17	Xtrackers MSCI China A Inclusion Equity ETF

are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	10/20/2015	-27.81	-6.60
After tax on distributions	10/20/2015	-28.01	-9.06
After tax on distributions and sale of fund shares	10/20/2015	-16.35	-5.56
MSCI China A Inclusion Index (reflects no deductions for fees, expenses or taxes)		-28.14	-8.07
MSCI ACWI ex USA Index (reflects no deductions for fees, expenses or taxes)		-14.20	2.94
CSI 300 Index (reflects no deductions for fees, expenses or taxes)		-27.64	4.21
Effective June 4, 2018, the fund changed its Underlying Index to the MSCI China A Inclusion Index and reduced its management fee to 0.60% of its average daily net assets. Returns reflect performance for the Prior Underlying Index through June 4, 2018.
The MSCI ACWI ex USA Index replaced the CSI 300 Index as the fund’s broad market benchmark index because the Advisor believes the MSCI ACWI ex USA Index more accurately reflects the fund’s current investment strategies.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2015.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	18	Xtrackers MSCI China A Inclusion Equity ETF

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Ticker: ASHS	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.65
Other Expenses	None
Total annual fund operating expenses	0.65
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.

Prospectus October 1, 2019	19	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Harvest Global Investments Limited (“HGI” or the “Sub- Advisor”) is a licensed RQFII and has been granted RQFII quota for the fund’s investments. The Subadvisor, on behalf of the fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount. The Subadvisor may apply or file for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted or a filing for additional quota will not be revoked. The fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., HGI, or QFII, and by the Daily Quota that limits total purchases through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire component securities due to limited availability or regulatory restrictions, the Sub- Advisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the fund intends to invest directly in A-Shares via the quota granted to the Subadvisor and may also invest through Stock Connect. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Sub- Advisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. The fund may invest in depositary receipts.
As of July 31, 2019, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $2.18 billion and a minimum market capitalization of approximately $535 million.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the information technology (18.8%), industrials (17.9%) and basic materials (16.8%) sectors. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
Prospectus October 1, 2019	20	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Special risk considerations relating to the RQFII regime and investments in A-Shares. The Advisor’s ability to achieve the fund’s investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the fund will not be able to invest directly in A-Shares in excess of the Subadvisor’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the fund’s direct investment in A-Shares may be limited. If the Subadvisor’s RQFII quota is or becomes inadequate to meet the investment needs of the fund or if the Subadvisor is unable to maintain its RQFII status, the Subadvisor may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional RQFII quota can be obtained. A reduction in or elimination of the RQFII quota may not only adversely affect the ability of the fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain investment quota. In addition, the RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the Subadvisor fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the fund dispose of its A-Shares holdings. There can be no guarantee that the fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the fund and the Subadvisor’s creditors than if the fund had an account in its name only. If the fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the fund could, among other actions, limit or suspend creations until the Subadvisor determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the fund.
SAFE had announced on September 10, 2019 that it will propose to remove the investment quota restrictions on QFIIs and RQFIIs which will mean investors such as the fund that invest in A-Shares via a QFII and or RQFII will no longer be subject to quota limitations in such investments. However, as of the date of this Prospectus, SAFE has not confirmed the effective date of such removal of investment quota restrictions nor the conditions of such removal, and there is no guarantee that such effective date would occur
Prospectus October 1, 2019	21	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

in the foreseeable future. Investors should note that until the effective date of such removal of investment quota restrictions, the fund will still be subject to the QFII and/or RQFII quota limitations, and that there is no guarantee that the removal of investment quota restrictions will be effected as planned.
Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through Stock Connect, an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund or Underlying Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs, foreign investors (including the fund) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value- added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s RQFII quota become subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and its shareholders.
Prospectus October 1, 2019	22	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), the fund or Underlying Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s or Underlying Fund’s return could be substantial. The fund will be liable to the Advisor or Subadvisor for any Chinese tax that is imposed on the Advisor or Subadvisor with respect to the fund’s investments.
As described below under “Taxes – Taxes on Distributions,” the fund may elect, for US federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the fund as paid by its shareholders. Even if the fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general US tax principles.
In addition, to the extent the fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect the fund. Also the fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
Should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the fund may therefore be subject to fund-level US federal taxes.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund.
Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Currency and repatriation risk. The Underlying Index is calculated in onshore RMB (CNY), whereas the fund’s reference currency is the US dollar. As a result, the fund’s return may be adversely affected by currency exchange rates. The value of the US dollar measured against other
Prospectus October 1, 2019	23	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currencies by a country’s government.
In addition, the Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currencies, and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for the fund to remain fully invested. Repatriations by RQFIIs are currently permitted daily and are not subject to repatriation restrictions or prior regulatory approval. However, there is no assurance that Chinese rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the Chinese rules and regulations may be applied retroactively. Any restrictions on repatriation of the fund’s portfolio investments may have an adverse effect on the fund’s ability to meet redemption requests.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Basic materials sector risk. To the extent that the fund invests significantly in the basic materials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Pricing risk. If market conditions make it difficult to value some investments  (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not
Prospectus October 1, 2019	24	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Subadvisor’s RQFII quota has become inadequate, the Subadvisor is unable to maintain its RQFII status, or the Stock Connect Daily Quota has been exhausted. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process
Prospectus October 1, 2019	25	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Cash transactions risk. Unlike most other ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the fund to recognize gains or losses that it might not have incurred if it had made a redemption in- kind. As a result, the fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in kind. Only APs who have entered into an agreement with the fund’s distributor may redeem shares from the fund directly; all other investors buy and sell shares at market prices on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	36.43%	March 31, 2015
Worst Quarter	-38.15%	September 30, 2015
Year-to-Date	18.78%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	5/21/2014	-36.32	-0.72
After tax on distributions	5/21/2014	-36.32	-1.45
After tax on distributions and sale of fund shares	5/21/2014	-21.50	-0.63
CSI 500 Index (reflects no deductions for fees, expenses or taxes)		-36.00	1.24
MSCI ACWI ex USA Index (reflects no deductions for fees, expenses or taxes)		-14.20	0.20
Management
Investment Advisor
DBX Advisors LLC
Subadvisor
Harvest Global Investments Limited
Portfolio Managers
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Prospectus October 1, 2019	26	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Tom Chan, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	27	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF

Xtrackers MSCI All China Equity ETF
Ticker: CN	Stock Exchange: NYSE Arca, Inc.
Investment Objective
The Xtrackers MSCI All China Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the “Underlying Index”).
Fees and Expenses
These are the fees and expenses that you will pay when you buy and hold shares. You may also pay brokerage commissions on the purchase and sale of shares of the fund, which are not reflected in the table.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.50
Other Expenses	None
Acquired funds fees and expenses[1]	0.23
Total annual fund operating expenses	0.73
Fee waiver/expense reimbursement	0.23
Total annual fund operating expenses after fee waiver	0.50
1 “Acquired Fund Fees and Expenses” reflect the fund’s pro rata share of the fees and expenses incurred by investing primarily in Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”) and any other exchange-traded funds (“ETFs”) advised by DBX Advisors LLC (the “Advisor”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the fund. Acquired Fund Fees and Expenses are not used to calculate the fund’s net asset value (“NAV”) per share.
To the extent the fund invests in the shares of an affiliated fund, the Advisor has contractually agreed, until November 14, 2021, to waive fees and/or reimburse the fund’s expenses to limit the fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the acquired fund’s fees and expenses attributable to the fund’s investments in affiliated funds. In addition, the Advisor has contractually agreed until September 30, 2020, to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the fund from exceeding 0.50% of the fund’s average daily net assets. These agreements may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$51	$186	$359	$862
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 102% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to capture large- and

Prospectus October 1, 2019	28	Xtrackers MSCI All China Equity ETF

mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes, as well as securities of Chinese companies listed outside of China (e.g. American depositary receipts). DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount of investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
B-Shares are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.
Red chips and P chips are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are nonstate-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC.
The Advisor expects to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Advisor expects to invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Advisor expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”). The Advisor may also invest in Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Xtrackers Harvest ETFs”, and together with the Underlying Fund, the “Xtrackers China A-Shares ETFs”) or other affiliated funds advised by the Advisor and sub-advised by Harvest Global Investments Limited (“HGI”), a licensed RQFII, that invests in A-Shares directly. Currently, the fund invests in the Underlying Fund. The fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Advisor intends to invest directly in the components of the Underlying Index. The Underlying Fund may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although a fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota is not specific to any fund, but to all investors investing through the Stock Connect.
The Xtrackers Harvest ETFs, through their subadvisor, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount granted to HGI. HGI may apply or file for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted or a filing for additional quota will not be revoked. The Xtrackers Harvest ETFs may also invest in A-Shares listed and traded on Stock Connect.
Prospectus October 1, 2019	29	Xtrackers MSCI All China Equity ETF

The Underlying Fund invests directly in A-Shares through Stock Connect. Under Stock Connect, the Underlying Fund’s trading of eligible A-Shares listed on the SSE or the SZSE, as applicable, would be effectuated through the Advisor. Additionally, the Xtrackers Harvest ETFs’ direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., HGI, or QFII, and the Daily Quota applicable to Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license. Because the Underlying Fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the Underlying Fund intends to invest directly in A-Shares via Stock Connect and, in the future, may also utilize any quota applied for by and granted to the Advisor and/or a subadvisor.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index or securities with economic characteristics similar to those included in the Underlying Index. While the fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, and shares of the Underlying Fund, the fund also may invest in securities of issuers not included in the Underlying Index, the Xtrackers Harvest ETFs, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.
As of July 31, 2019, the Underlying Index consisted of 692 securities with an average market capitalization of approximately $3.96 billion and a minimum market capitalization of approximately $318 million.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (24.2%), consumer discretionary (17.9%) and communication services (16.2%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. The communication services sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media and entertainment companies including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”).
Because the fund invests in one or more Underlying Funds, the risks listed here include those of the Underlying Funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more Underlying Funds, or both.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular
Prospectus October 1, 2019	30	Xtrackers MSCI All China Equity ETF

geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Special risk considerations relating to the RQFII regime and investments in A-Shares. The Advisor’s ability to achieve the fund’s investment objective by investing in the component securities of the Underlying Index is dependent on the continuous availability of A-Shares. Because the fund will not be able to invest directly in A-Shares in excess of the subadvisor’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the fund’s direct investment in A-Shares may be limited. If the subadvisor’s RQFII quota is or becomes inadequate to meet the investment needs of the fund or if the subadvisor is unable to maintain its RQFII status, the subadvisor may seek to gain exposure to the A-Share market by investing in securities not included in the Underlying Index, futures contracts, swaps and other derivative instruments, and other pooled investment vehicles, including foreign and/or affiliated funds, that provide exposure to the A-Share market until additional RQFII quota can be obtained. A reduction in or elimination of the RQFII quota may not only adversely affect the ability of the fund to invest directly in A-Shares, but also the willingness of swap counterparties to engage in swaps and the performance of pooled investment vehicles linked to the performance of A-Shares. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the fund to achieve its investment objective. These risks are compounded by the fact that at present there are only a limited number of firms and counterparties that have QFII or RQFII status or are otherwise able to obtain investment quota. In addition, the RQFII quota may be reduced or revoked by Chinese regulators if, among other things, the subadvisor fails to observe SAFE and other applicable Chinese regulations, which could also lead to other adverse consequences, including the requirement that the fund dispose of its A-Shares holdings. There can be no guarantee that the fund will be able to invest in appropriate futures contracts, swaps and other derivative instruments, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such instruments available. In addition, there are custody risks associated with investing through an RQFII, where, due to requirements regarding establishing a custody account in the joint names of the fund and the subadvisor’s creditors than if the fund had an account in its name only. If the fund is unable to obtain sufficient exposure to the performance of the Underlying Index due to the limited availability of RQFII quota or other investments that provide exposure to the performance of A-Shares, the fund could, among other actions, limit or suspend creations until the subadvisor determines that the requisite exposure to the Underlying Index is obtainable. During the period that creations are limited or suspended, the fund could trade at a significant premium or discount to the NAV and could experience substantial redemptions. Alternatively, the fund could change its investment objective by, for example, seeking to track an alternative index that does not include A-Shares as its component securities, or decide to liquidate the fund.
SAFE had announced on September 10, 2019 that it will propose to remove the investment quota restrictions on QFIIs and RQFIIs which will mean investors such as the fund that invest in A-Shares via a QFII and or RQFII will no longer be subject to quota limitations in such investments. However, as of the date of this Prospectus, SAFE has not confirmed the effective date of such removal of investment quota restrictions nor the conditions of such removal, and there is no guarantee that such effective date would occur in the foreseeable future. Investors should note that until the effective date of such removal of investment quota restrictions, the fund will still be subject to the QFII and/or RQFII quota limitations, and that there is no guarantee that the removal of investment quota restrictions will be effected as planned.
Special risk considerations of investing in China. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of US issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) restrictions on foreign ownership, (xii) custody risks associated with investing through Stock Connect, an RQFII or other programs to access the Chinese securities markets, (xiii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, and (xiv) different and less stringent financial reporting standards.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to
Prospectus October 1, 2019	31	Xtrackers MSCI All China Equity ETF

the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the fund or Underlying Fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs, foreign investors (including the fund) investing in A-Shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value- added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or subadvisor for any tax that is imposed on the Advisor or subadvisor by the PRC with respect to the fund’s investments. If the fund’s direct investments in A-Shares through the Advisor’s or subadvisor’s RQFII quota become subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of the fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the fund and its shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), the fund or Underlying Fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on the fund’s or Underlying Fund’s return could be substantial. The fund will be liable to the Advisor or subadvisor for any Chinese tax that is imposed on the Advisor or subadvisor with respect to the fund’s investments.
As described below under “Taxes – Taxes on Distributions,” the fund may elect, for US federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the fund as paid by its shareholders. Even if the fund is qualified to make that election and does so, however, your ability to claim a credit for certain Chinese taxes may be limited under general US tax principles.
In addition, to the extent the fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect the fund. Also the fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
Should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue
Prospectus October 1, 2019	32	Xtrackers MSCI All China Equity ETF

Code of 1986, as amended (the “Internal Revenue Code”), and the fund may therefore be subject to fund-level US federal taxes.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. For example, trading through Stock Connect is subject to the Daily Quota, which may restrict or preclude the fund’s ability to invest in A-Shares through Stock Connect (“Stock Connect A-Shares”). In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Finally, while foreign investors currently are exempted from paying capital gains or value-added taxes on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund.
Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Depositary receipt risk. Depositary receipts involve similar risks to those associated with investments in securities of non-US issuers. Depositary receipts also may be less liquid than the underlying shares in their primary trading market.
Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation;
and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Communication services sector risk. To the extent that the fund invests significantly in the communication services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater
Prospectus October 1, 2019	33	Xtrackers MSCI All China Equity ETF

extent on, the overall condition of the communication services sector. Companies in the communications services sector can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments  (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the subadvisor’s RQFII quota has become inadequate, the subadvisor is unable to maintain its RQFII status, or the Stock Connect Daily Quota has been exhausted. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to
Prospectus October 1, 2019	34	Xtrackers MSCI All China Equity ETF

NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. The bid/ask spread of the fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at www.Xtrackers.com.
Effective November 30, 2015, changes were made to the fund’s investment objective. Prior to November 30, 2015, the fund sought investment results that corresponded
Prospectus October 1, 2019	35	Xtrackers MSCI All China Equity ETF

generally to the performance, before fees and expenses, of the MSCI All China Index. Thus, performance prior to that date reflects the fund’s prior investment objective.
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	13.62%	December 31, 2015
Worst Quarter	-26.70%	September 30, 2015
Year-to-Date	16.94%	June 30, 2019
Average Annual Total Returns
(For periods ended 12/31/2018 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	4/30/2014	-22.29	9.19
After tax on distributions	4/30/2014	-22.76	7.14
After tax on distributions and sale of fund shares	4/30/2014	-13.02	6.61
MSCI China All Shares Index (reflects no deductions for fees, expenses or taxes)		-23.27	7.47
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Prospectus October 1, 2019	36	Xtrackers MSCI All China Equity ETF

Fund Details
Additional Information About Fund Strategies, Underlying Index Information and Risks
Xtrackers Harvest CSI 300 China A-Shares ETF
Investment Objective
The Xtrackers Harvest CSI 300 China A-Shares ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 300 Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investments results that correspond generally to the performance, before fees and expense, of the Underlying Index, which is designed to reflect the price fluctuation and performance of the China A-Share market and is composed of the 300 largest and most liquid stocks in the China A-Share market. The Underlying Index includes small-cap, mid-cap, and large-cap stocks. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
Harvest Global Investments Limited (the “Subadvisor” or “HGI”) is a licensed RQFII and has been granted RQFII quota for the fund’s investments. The Subadvisor, on behalf of the fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount. The Subadvisor may apply or file for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted or a filling for additional quota will not be revoked. The fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., the Subadvisor, or QFII, and by the Daily Quota that limits total purchases through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire

Prospectus October 1, 2019	37	Fund Details

component securities due to limited availability or regulatory restrictions, the Sub- Advisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the fund intends to invest directly in A-Shares via the quota granted to the Subadvisor and may also invest through Stock Connect. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Subadvisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers. The fund may invest in depositary receipts. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor and/or Subadvisor deem illiquid at the time of purchase or for which pricing information is not readily available.
As of July 31, 2019, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $16.43 billion and a minimum market capitalization of approximately $2.28 billion.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (33.4%) sector. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The Subadvisor intends to fully (or at least substantially) replicate the fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Subadvisor may choose to underweight or overweight a security in the fund’s Underlying Index, purchase securities not included in the Underlying Index that the Subadvisor believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The fund also may seek to gain exposure to A-Shares through means other than the use of the Subadvisor’s RQFII quota, including Stock Connect, obtaining a QFII quota or any other method permitted by PRC law and consistent with the fund’s investment policies. The Subadvisor may also sell securities that are represented in the fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
The fund may invest its assets in other securities, including, but not limited to: (i) swap contracts, (ii) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the fund), (iii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the fund in seeking performance that corresponds to the fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the fund’s 80% investment policies) , (iv) cash and cash equivalents, (v) money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor, HGI or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (vi) convertible securities, (vii) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and (viii) futures contracts, options on futures contracts, and other types of options related to the Underlying Index. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or
Prospectus October 1, 2019	38	Fund Details

index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Underlying Index Information
Xtrackers Harvest CSI 300 China A-Shares ETF Index Description.
The Underlying Index is calculated and maintained by China Securities Index Co., Ltd. (the “Index Provider” or “CSI”).
The Underlying Index is a modified free-float market capitalization weighted index composed of the largest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for more than three months (unless the stock’s average daily A-Share market capitalization since its initial listing ranks among the top 30 of all A-Shares), have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation. If an issuer has reported a loss in its annual report or semi-annual report, the issuer’s stock will not be eligible for inclusion in the Underlying Index. In addition, if an issuer experiences stock price volatility that is not attributable to market demand and supply factors, but rather the possible result of market manipulation, the Index Provider will take such factor into consideration when determining whether the issuer is eligible for inclusion or continued inclusion in the Underlying Index. When determining eligibility, the Index Provider also may consider other factors, such as whether the issuer has been subject to any administrative penalty or regulatory investigation. As of July 31, 2019, the Underlying Index consisted of 300 securities with an average market capitalization of approximately $16.43 billion and a minimum market capitalization of approximately $2.28 billion. These amounts are subject to change.
When selecting constituent stocks for the Underlying Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in the case of a new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to their average daily trading values, and excludes the bottom 50%; and (3) ranks the remaining stocks in descending order according to their average daily market capitalization and selects those which rank top 300 as constituent stocks of the Underlying Index.
The weighting of a company in the Underlying Index is intended to be a reflection of the current importance of that company in the China A-Share market as a whole.
Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the Underlying Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Underlying Index. The constituents of the Underlying Index are frequently reviewed by the Index Provider to ensure that the Underlying Index continues to reflect the state and structure of the underlying market it measures. The Underlying Index is calculated in real time and is published every six seconds in RMB (specifically, Chinese onshore RMB (referred to as “CNY”)). The composition of the Underlying Index is reviewed semi-annually every January and July.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Investments in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect or the available RQFII quota, as applicable. In the future, the fund may utilize an RQFII quota applied for by and granted to the Advisor and/or a subadvisor. Because the fund will not be able to invest directly in A-Shares in excess of an RQFII quota and beyond the limits that may be imposed by Stock
Prospectus October 1, 2019	39	Fund Details

Connect, the size of the fund’s direct investments in A-Shares may be limited. In addition, restrictions may be imposed on the repatriation of gains and income that may affect the fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the SSE and the SZSE. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The SSE and SZSE are substantially smaller, less liquid, and more volatile than the major securities markets in the US.
The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or SZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on SSE and SZSE in RMB.
As of June 30, 2018, the CSRC had granted licenses to 225 RQFIIs and to 307 QFIIs bringing total investment quotas to approximately US $194.3 billion (as of June 28, 2018) in A-Shares and other permitted Chinese securities. Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing RQFII quota will be maintained or that any additional RQFII quotas will be granted if the RQFII quota is reduced or eliminated by SAFE or if the RQFII license is revoked by CSRC at some point in the future. A fund cannot predict what would occur if the Stock Connect program was terminated, if the RQFII quota were reduced or eliminated or if the relevant RQFII license were to be revoked, although such an occurrence would likely have a material adverse effect on the fund.
SAFE had announced on September 10, 2019 that it will propose to remove the investment quota restrictions on QFIIs and RQFIIs which will mean investors such as the fund that invest in A-Shares via a QFII and or RQFII will no longer be subject to quota limitations in such investments. However, as of the date of this Prospectus, SAFE has not confirmed the effective date of such removal of investment quota restrictions nor the conditions of such removal, and there is no guarantee that such effective date would occur in the foreseeable future. Investors should note that until the effective date of such removal of investment quota restrictions, the fund will still be subject to the QFII and/or RQFII quota limitations, and that there is no guarantee that the removal of investment quota restrictions will be effected as planned.
Custody risks of investing in A-Shares under the RQFII program. If the fund invests directly in A-Shares under the RQFII program, the fund is required to select a PRC sub-custodian (the “PRC sub- custodian”), which is a mainland commercial bank qualified both as a custodian for RQFII and as a settlement agent on the inter-bank bond market. The PRC sub-custodian maintains the fund’s RMB deposit accounts and oversees the fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-Shares that are traded on the SSE and SZSE are dealt and held in book-entry form through the CSDCC. A-Shares purchased by the Subadvisor, in their capacity as an RQFII, on behalf of the fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the fund and the Subadvisor as the RQFII. A fund will pay the cost of the account. The Subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Sub- Adviser for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Subadvisor may assert that the securities are owned by the Subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Subadvisor could seize assets of the fund. Because the Subadvisor’s RQFII quota would be in the name of the Subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Subadvisor by PRC government authorities may affect the fund.
Investors should note that cash deposited in the fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in the account, and the fund will become an unsecured creditor, ranking pari passu
Prospectus October 1, 2019	40	Fund Details

with all other unsecured creditors, of the PRC sub-custodian. A fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai – Hong Kong Stock Connect and Shenzhen – Hong Kong Stock Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai – Hong Kong Stock Connect and those listed on the SZSE through Shenzhen – Hong Kong Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund's direct investments in A-Shares through the Advisor's or Subadvisor’s RQFII quota in the future becomes subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value- added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
To the extent a fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to a fund. When a fund sells a swap on A-Shares, the sale price may take into account of the RQFII’s tax liability.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by a fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which a fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short-term capital gains. In addition, because the application of special tax rules to a fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect.
Prospectus October 1, 2019	41	Fund Details

In that event, a fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. A fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for US federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. The Daily Quota does not belong to the fund and is utilized by all investors on a first-come-first- serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict the fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, A-Shares through Stock Connect (“Stock Connect A-Shares”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the funds’ performance.
In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A- Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the fund may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect the fund’s performance.
The fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of each fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades.
Prospectus October 1, 2019	42	Fund Details

Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and the fund’s ability to achieve its investment objective may be adversely affected.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes (later, value-added taxes) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.
Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value- added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The
Prospectus October 1, 2019	43	Fund Details

Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self- sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Events such as these are difficult to predict and may or may not occur in the future.
China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. Moreover, the current major slowdown in other significant economies of the world, such as the US, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the fund’s investments.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong.
However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading
Prospectus October 1, 2019	44	Fund Details

volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than US standards. There is substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles.
Chinese corporate and securities law. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.
The fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by US law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Tax on retained income and gains. To the extent the fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay US federal income tax on the retained income and gains, thereby reducing the fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.
RMB, is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the fund may be adversely affected. Since 2005, the exchange rate of the RMB is no longer pegged to the US dollar. The RMB
Prospectus October 1, 2019	45	Fund Details

has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the US dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent the fund invests through an RQFII, the fund may be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares and other permissible securities by the fund. In the event such remittance is disrupted, the fund may not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this will increase the tracking error of the fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the fund’s performance may be adversely affected.
Foreign currency considerations. The assets of the fund are invested primarily in the equity securities of issuers in China and the income received by the fund will be primarily in RMB.
RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The fund may also be adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for the fund to remain fully invested.
Meanwhile, the fund will compute and expects to distribute its income in US dollars, and the computation of income will be made on the date that the income is earned by the fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the fund accrues income or gain and the time the fund converts such income or gain from RMB to the US dollar is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the US dollar between the accrual of income and the time at which the fund converts the RMB to US dollars, the fund will recognize ordinary income when the RMB is converted. In such circumstances, if the fund has insufficient cash in US dollars to meet distribution requirements under the Internal Revenue Code, the fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the fund’s performance.
Furthermore, the fund may incur costs in connection with conversions between US dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Currently, there is no market in China in which the fund may engage in hedging transactions to minimize RMB foreign exchange risk in CNY, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to the fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China in CNY, the fund may seek to reduce the foregoing currency risks by engaging in hedging transactions. In that case, the fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. The funds do not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or subadvisor’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
PRC brokers risk. Regulations adopted by the CSRC and SAFE under which the fund will invest in A-Shares provide that the Subadvisor, if licensed as an RQFII, may select a PRC broker to execute transactions on its behalf on each of the two PRC exchanges – the SSE and SZSE. The Subadvisor may select the same broker for both Exchanges. As a result, the Subadvisor will have less flexibility to choose among brokers on behalf of the fund than is typically the case for US investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any
Prospectus October 1, 2019	46	Fund Details

funds or securities in the PRC, the fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the fund.
If the Subadvisor is unable to use one of its designated PRC brokers in the PRC, units of the fund may trade at a premium or discount to its NAV or the fund may not be able to track the Underlying Index. Further, the operation of the fund may be adversely affected in the case of any acts or omissions of a PRC broker, which may result in increased tracking error or the fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the fund to not necessarily pay the lowest commission available in the market. The Subadvisor, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that the fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, the fund may be adversely affected in the execution of any transaction.
Disclosure of interests and short swing profit rule. The fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the fund will be required to report information which includes, but is not limited to: (a) information about the fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of the fund’s purposes for the investment and whether the fund intends to increase its holdings over the following 12-month period; (c) a statement of the fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the fund may be deemed as a “concerted party” of other funds managed by the Advisor, Subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered by the fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the fund’s report and announcement of the incremental change. These trading freezes may undermine the fund’s performance as described above. Also, SSE requirements currently require the fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund.
Investment and repatriation restrictions. Investments by the fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment
Prospectus October 1, 2019	47	Fund Details

companies) are subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
With respect to investments in A-Shares made through the RQFII program, repatriations by RQFIIs are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may adversely affect the fund’s ability to meet redemption requests and/or may cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions to shareholders.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
Repatriations by RQFIIs in which the fund may invest are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may directly or indirectly adversely affect the fund’s ability to meet redemption requests and/or cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the fund’s Underlying Index, and thus with respect to the fund’s holdings as compared to that of its Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
A-Shares currency risk. The fund’s investments in A-Shares will be denominated in RMB and the income received by the fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the US, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the fund’s exposure to RMB may result in reduced returns to the fund. The fund does not expect to hedge its currency risk. Moreover, the fund may incur costs in connection with conversions between US dollars and RMB and will bear the risk of any inability to convert the RMB.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into US dollars has been
Prospectus October 1, 2019	48	Fund Details

based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the RMB to US dollar exchange rate. Fluctuations in exchange rates may adversely affect the fund’s NAV. Furthermore, because dividends are declared in US dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the fund.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Counterparty risk. To the extent the fund invests in swaps to gain exposure to A-Shares in an effort to achieve the fund’s investment objective, the fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the RQFII quota of a potential swap counterparty is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the fund may be reduced or eliminated, which could have a material adverse effect on the fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares.
Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the fund to renew the expiration period of the relevant swap at agreed upon terms. In addition, under the current regulations regarding quotas of QFIIs and RQFIIs administered by SAFE, QFIIs and RQFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over what constitutes a transfer of quota and how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs and RQFIIs may be limited or prohibited from providing the fund access to RQFII quotas by entering into swap or other derivative transactions, which, in turn, could adversely affect the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly
Prospectus October 1, 2019	49	Fund Details

affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
The financial services sector in China is also undergoing significant change, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Underlying Index. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the fund’s investments in financial institutions.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-Shares. In addition, a swap transaction may be subject to the fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Pricing risk. If market conditions make it difficult to value some investments  (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the
Prospectus October 1, 2019	50	Fund Details

Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Subadvisor’s RQFII quota has become inadequate, the Subadvisor is unable to maintain its RQFII status, or the Stock Connect Daily Quota has been exhausted. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of a fund. In addition, the securities held by a fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Prospectus October 1, 2019	51	Fund Details

Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Cash transactions risk. Unlike many ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause the fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the fund and involve transaction costs. If the fund recognizes a capital loss on these sales, the loss will offset capital gains and may result in smaller capital gain distributions from the fund. If the fund recognizes gain on these sales, this
Prospectus October 1, 2019	52	Fund Details

generally will cause the fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.
In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by the fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the fund’s shares than for more conventional ETFs.
As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies. Small and medium-sized company stocks are typically less liquid than large company stocks.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
US tax risk. A fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investments in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the fund would be treated as a corporation subject to US federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level. If the fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.
Leveraging Risk. The fund’s investment in futures contracts and other derivative instruments provide leveraged exposure. The fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the fund’s investment strategy and may expose the fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instruments and, thus, in the value the fund’s portfolio.
Prospectus October 1, 2019	53	Fund Details

The cost of investing in such instruments generally increases as interest rates increase, which will lower a fund’s return.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an Underlying Fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund held by the fund. As the fund’s allocations to an Underlying Fund change from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
To the extent the fund invests a substantial portion of its assets in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange, such foreign funds will not be registered as investment companies with the SEC or subject to the US federal securities laws. As a result, the fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the US federal securities laws.
When the fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the fund would achieve if it invested directly in the underlying investments of the foreign fund. The fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.
Xtrackers MSCI China A Inclusion Equity ETF
Investment Objective
The Xtrackers MSCI China A Inclusion Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China A Inclusion Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to track the equity market performance of China A-Shares that are accessible through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen- Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi (“RMB”). Certain eligible A-Shares are traded on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”). The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI, Inc. (the “Index Provider” or “MSCI”) by applying eligibility criteria for the MSCI Global Investable Market Indexes (“GIMI”), and then excluding mid- and small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization (i.e., includes only shares that are readily available for trading in the market) available to foreign investors and includes only large-capitalization companies, as determined by MSCI. The fund intends to invest in A-Shares included in the Underlying Index primarily through Stock Connect. Stock Connect is a securities trading and clearing program with an aim to achieve mutual stock market access between the People’s Republic of China (“China” or the “PRC”) and Hong Kong. Stock Connect was developed by Hong Kong Exchanges and Clearing Limited, the SSE (in the case of Shanghai Connect) or the SZSE (in the case of Shenzhen Connect),
Prospectus October 1, 2019	54	Fund Details

and China Securities Depository and Clearing Corporation Limited (“CSDCC”). Under Stock Connect, the fund’s trading of eligible A-Shares listed on the SSE or the SZSE, as applicable, would be effectuated through DBX Advisors LLC (the “Advisor”). Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota is not specific to the fund, but to all investors investing through the Stock Connect. From time to time, other stock exchanges in China may participate in Stock Connect, and A-Shares listed and traded on such other stock exchanges and accessible through Stock Connect may be added to the Underlying Index, as determined by MSCI.
Under current regulations in China, foreign investors can also invest in the PRC’s domestic securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) program and the Renminbi Qualified Foreign Institutional Investor (“RQFII”) program, where investors will be required to obtain a license from the China Securities Regulatory Commission (“CSRC”) in order to participate in these programs. QFII and RQFII investors will also be granted a specific aggregate dollar amount of investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
The fund intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize an RQFII quota applied for by and granted to the Advisor and/or a subadvisor subsequently appointed for the fund. In the event the Advisor obtains an RQFII quota, or appoints a subadvisor that has such quota, under certain circumstances, including when the fund’s ability to invest in A-Shares through Stock Connect is restricted as a result of the Daily Quota or otherwise, the Advisor and/or a sub- advisor, on behalf of the fund, may invest in A-Shares and other permitted China securities listed on the SSE and SZSE up to the specified quota amount. The Advisor and/or a subadvisor may apply or file for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted or a filing for additional quota will not be revoked. Accordingly, the fund’s direct investments in A-Shares will be limited by the Daily Quota of Stock Connect and by the quota allocated to the RQFII or QFII. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.
The Advisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Advisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Advisor to acquire component securities due to limited availability or regulatory restrictions, the Advisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Advisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities (including depositary receipts in respect of such securities) of issuers that comprise the Underlying Index. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor and/or Subadvisor deem illiquid at the time of purchase or for which pricing information is not readily available. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the fund intends to invest directly in A-Shares via Stock Connect and, in the future, may also utilize any quota applied for by and granted to the Advisor and/or a subadvisor. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including exchange-traded funds (“ETFs”), whether or not managed by the Advisor, as well as foreign investment companies, that the Advisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese issuers.
Prospectus October 1, 2019	55	Fund Details

As of July 31, 2019 the Underlying Index consisted of 260 securities with an average market capitalization of approximately $3.50 billion and a minimum market capitalization of approximately $651 million. The Underlying Index is rebalanced quarterly in February, May, August and November, and thus the fund rebalances its portfolio in a corresponding fashion.
The fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services sector (33.6%). The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The Advisor intends to fully (or at least substantially) replicate the fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Advisor may choose to underweight or overweight a security in the fund’s Underlying Index, purchase securities not included in the Underlying Index that the Advisor believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The fund also may seek to gain exposure to A-Shares through means other than the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”), including the use of any future Renminbi Qualified Foreign Institutional Investor (“RQFII”) quota, obtaining a Qualified Foreign Institutional Investor (“QFII”) quota or any other method permitted by the People’s Republic of China (“China” or the “PRC”) law and consistent with the fund’s investment policies. The Advisor may also sell securities that are represented in the fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
The fund may invest its assets in other securities, including, but not limited to: (i) swap contracts, (ii) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the fund), (iii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the fund in seeking performance that corresponds to the fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the fund’s 80% investment policies) , (iv) cash and cash equivalents, (v) money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor, HGI or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (vi) convertible securities, (vii) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and (viii) futures contracts, options on futures contracts, and other types of options related to the Underlying Index. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
While the fund is currently classified as “non-diversified” under the Investment Company Act of 1940, as amended, it may operate as or become classified as “diversified” over time. The fund could again become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
Xtrackers MSCI China A Inclusion Equity ETF Index Description.
The Underlying Index is calculated and maintained by MSCI Inc. (the “Index Provider” or “MSCI”). MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities.
■	MSCI Global Standard Indexes cover all investable large- and mid-cap securities by including approximately 85% of each market’s free float-adjusted market capitalization.
Prospectus October 1, 2019	56	Fund Details

■	MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes.
Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, 23 are classified as developed markets, 24 as emerging markets, and 28 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds (“ETFs”), equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.
The Underlying Index is designed to track the equity market performance of China A-Shares that are accessible through the Stock Connect. “A-Shares” are equity securities issued by companies incorporated in mainland China and are denominated in renminbi (“RMB”). Certain eligible A-Shares are traded on the Shanghai Stock Exchanges (“SSE”) or Shenzhen Stock Exchange (“SZSE”). The Underlying Index is designed to track the inclusion of A-Shares in the MSCI Emerging Markets Index over time and is constructed by MSCI by applying eligibility criteria for the MSCI GIMI, and then excluding mid- and small-capitalization A-Shares (as determined by MSCI), A-Shares suspended for trading for more than 50 days in the past 12 months and A-Shares that are not accessible through Stock Connect. The Underlying Index is weighted by each issuer’s free float-adjusted market capitalization available to foreign investors and includes only large- capitalization companies, as determined by MSCI. As of July 31, 2019, the Underlying Index consisted of 260 securities with an average market capitalization of approximately $3.50 billion and a minimum market capitalization of approximately $651 million. These amounts are subject to change.
The Underlying Index is rebalanced on a quarterly basis in February, May, August, and November.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Investments in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect or the available RQFII quota, as applicable. In the future, the fund may utilize an RQFII quota applied for by and granted to the Advisor and/or a subadvisor. Because the fund will not be able to invest directly in A-Shares in excess of an RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the fund’s direct investments in A-Shares may be limited. In addition, restrictions may be imposed on the repatriation of gains and income that may affect the fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the SSE and the SZSE. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The SSE and SZSE are substantially smaller, less liquid, and more volatile than the major securities markets in the US.
The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or SZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on SSE and SZSE in RMB.
Prospectus October 1, 2019	57	Fund Details

As of June 30, 2018, the CSRC had granted licenses to 225 RQFIIs and to 307 QFIIs bringing total investment quotas to approximately US $194.3 billion (as of June 28, 2018) in A-Shares and other permitted Chinese securities. Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing RQFII quota will be maintained or that any additional RQFII quotas will be granted if the RQFII quota is reduced or eliminated by SAFE or if the RQFII license is revoked by CSRC at some point in the future. A fund cannot predict what would occur if the Stock Connect program was terminated, if the RQFII quota were reduced or eliminated or if the relevant RQFII license were to be revoked, although such an occurrence would likely have a material adverse effect on the fund.
SAFE had announced on September 10, 2019 that it will propose to remove the investment quota restrictions on QFIIs and RQFIIs which will mean investors such as the fund that invest in A-Shares via a QFII and or RQFII will no longer be subject to quota limitations in such investments. However, as of the date of this Prospectus, SAFE has not confirmed the effective date of such removal of investment quota restrictions nor the conditions of such removal, and there is no guarantee that such effective date would occur in the foreseeable future. Investors should note that until the effective date of such removal of investment quota restrictions, the fund will still be subject to the QFII and/or RQFII quota limitations, and that there is no guarantee that the removal of investment quota restrictions will be effected as planned.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. The Daily Quota does not belong to the fund and is utilized by all investors on a first-come-first- serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict the fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, A-Shares through Stock Connect (“Stock Connect A-Shares”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the funds’ performance.
In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A- Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the fund may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect the fund’s performance.
The fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each fund as the beneficial owner of
Prospectus October 1, 2019	58	Fund Details

the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of each fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and the fund’s ability to achieve its investment objective may be adversely affected.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes (later, value-added taxes) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.
Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value- added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Prospectus October 1, 2019	59	Fund Details

Since the respective inception of Shanghai – Hong Kong Stock Connect and Shenzhen – Hong Kong Stock Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai – Hong Kong Stock Connect and those listed on the SZSE through Shenzhen – Hong Kong Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or subadvisor for any tax that is imposed on the Advisor or subadvisor by the PRC with respect to the fund’s investments. If the fund's direct investments in A-Shares through the Advisor's or subadvisor’s RQFII quota in the future becomes subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value- added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or subadvisor for any Chinese tax that is imposed on the Advisor and/or subadvisor with respect to the fund’s investments.
To the extent a fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to a fund. When a fund sells a swap on A-Shares, the sale price may take into account of the RQFII’s tax liability.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by a fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which a fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short-term capital gains. In addition, because the application of special tax rules to a fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect. In that event, a fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. A fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for US federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the
Prospectus October 1, 2019	60	Fund Details

majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self- sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Events such as these are difficult to predict and may or may not occur in the future.
China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. Moreover, the current major slowdown in other significant economies of the world, such as the US, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the fund’s investments.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized
Prospectus October 1, 2019	61	Fund Details

private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong.
However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than US standards. There is substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles.
Chinese corporate and securities law. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.
The fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by US law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Tax on retained income and gains. To the extent the fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital
Prospectus October 1, 2019	62	Fund Details

gain in a given year, it will be required to pay US federal income tax on the retained income and gains, thereby reducing the fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.
RMB, is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the fund may be adversely affected. Since 2005, the exchange rate of the RMB is no longer pegged to the US dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the US dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent the fund invests through an RQFII, the fund may be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares and other permissible securities by the fund. In the event such remittance is disrupted, the fund may not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this will increase the tracking error of the fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the fund’s performance may be adversely affected.
Foreign currency considerations. The assets of the fund are invested primarily in the equity securities of issuers in China and the income received by the fund will be primarily in RMB.
RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The fund may also be adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for the fund to remain fully invested.
Meanwhile, the fund will compute and expects to distribute its income in US dollars, and the computation of income will be made on the date that the income is earned by the fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the fund accrues income or gain and the time the fund converts such income or gain from RMB to the US dollar is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the US dollar between the accrual of income and the time at which the fund converts the RMB to US dollars, the fund will recognize ordinary income when the RMB is converted. In such circumstances, if the fund has insufficient cash in US dollars to meet distribution requirements under the Internal Revenue Code, the fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the fund’s performance.
Furthermore, the fund may incur costs in connection with conversions between US dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either
Prospectus October 1, 2019	63	Fund Details

on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Currently, there is no market in China in which the fund may engage in hedging transactions to minimize RMB foreign exchange risk in CNY, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to the fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China in CNY, the fund may seek to reduce the foregoing currency risks by engaging in hedging transactions. In that case, the fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. The funds do not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or subadvisor’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
Disclosure of interests and short swing profit rule. The fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the fund will be required to report information which includes, but is not limited to: (a) information about the fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of the fund’s purposes for the investment and whether the fund intends to increase its holdings over the following 12-month period; (c) a statement of the fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the fund may be deemed as a “concerted party” of other funds managed by the Advisor, subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered by the fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the fund’s report and announcement of the incremental change. These trading freezes may undermine the fund’s performance as described above. Also, SSE requirements currently require the fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the fund’s assets
Prospectus October 1, 2019	64	Fund Details

may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund.
Investment and repatriation restrictions. Investments by the fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment companies) are subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
With respect to investments in A-Shares made through the RQFII program, repatriations by RQFIIs are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may adversely affect the fund’s ability to meet redemption requests and/or may cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions to shareholders.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
Repatriations by RQFIIs in which the fund may invest are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may directly or indirectly adversely affect the fund’s ability to meet redemption requests and/or cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the fund’s Underlying Index, and thus with respect to the fund’s holdings as compared to that of its Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
A-Shares currency risk. The fund’s investments in A-Shares will be denominated in RMB and the income received by the fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the US, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the fund’s exposure to RMB may result in reduced returns to the fund. The fund does not expect to hedge its currency risk. Moreover, the fund may incur costs in connection with conversions between US dollars and RMB and will bear the risk of any inability to convert the RMB.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related
Prospectus October 1, 2019	65	Fund Details

foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into US dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the RMB to US dollar exchange rate. Fluctuations in exchange rates may adversely affect the fund’s NAV. Furthermore, because dividends are declared in US dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the fund.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Counterparty risk. To the extent the fund invests in swaps to gain exposure to A-Shares in an effort to achieve the fund’s investment objective, the fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the RQFII quota of a potential swap counterparty is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the fund may be reduced or eliminated, which could have a material adverse effect on the fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares.
Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the fund to renew the expiration period of the relevant swap at agreed upon terms. In addition, under the current regulations regarding quotas of QFIIs and RQFIIs administered by SAFE, QFIIs and RQFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over what constitutes a transfer of quota and how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs and RQFIIs may be limited or prohibited from providing the fund access to RQFII quotas by entering into swap or other derivative transactions, which, in turn, could adversely affect the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or
Prospectus October 1, 2019	66	Fund Details

equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
The financial services sector in China is also undergoing significant change, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Underlying Index. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the fund’s investments in financial institutions.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-Shares. In addition, a swap transaction may be subject to the fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive)
relative to historical prices or the prices of corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Pricing risk. If market conditions make it difficult to value some investments  (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to
Prospectus October 1, 2019	67	Fund Details

legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the subadvisor’s RQFII quota has become inadequate, the subadvisor is unable to maintain its RQFII status, or the Stock Connect Daily Quota has been exhausted. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of a fund. In addition, the securities held by a fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a fund. In addition, transactions by large shareholders may account
Prospectus October 1, 2019	68	Fund Details

for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
If the fund becomes classified as “diversified” over time and again becomes non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track, non-diversification risk would apply.
Cash transactions risk. Unlike many ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions
Prospectus October 1, 2019	69	Fund Details

and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause the fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the fund and involve transaction costs. If the fund recognizes a capital loss on these sales, the loss will offset capital gains and may result in smaller capital gain distributions from the fund. If the fund recognizes gain on these sales, this generally will cause the fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.
In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by the fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the fund’s shares than for more conventional ETFs.
As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
US tax risk. A fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investments in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the fund would be treated as a corporation subject to US federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level. If the fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.
Prospectus October 1, 2019	70	Fund Details

Leveraging Risk. The fund’s investment in futures contracts and other derivative instruments provide leveraged exposure. The fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the fund’s investment strategy and may expose the fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instruments and, thus, in the value the fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower a fund’s return.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an Underlying Fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund held by the fund. As the fund’s allocations to an Underlying Fund change from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
To the extent the fund invests a substantial portion of its assets in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange, such foreign funds will not be registered as investment companies with the SEC or subject to the US federal securities laws. As a result, the fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the US federal securities laws.
When the fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the fund would achieve if it invested directly in the underlying investments of the foreign fund. The fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Investment Objective
The Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the CSI 500 Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to reflect the price fluctuation and performance of small-cap companies in the China A-Share market and is composed of the 500 smallest and most liquid stocks in the China A-Share market. DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar
Prospectus October 1, 2019	71	Fund Details

amount investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
Harvest Global Investments Limited (“HGI” or the “Sub- Advisor”) is a licensed RQFII and has been granted RQFII quota for the fund’s investments. The Subadvisor, on behalf of the fund, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount. The Subadvisor may apply or file for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted or a filing for additional quota will not be revoked. The fund may also invest in A-Shares listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange, and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, the fund’s direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., HGI, or QFII, and by the Daily Quota that limits total purchases through Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license.
The Subadvisor expects to use a full replication indexing strategy to seek to track the Underlying Index. As such, the Subadvisor expects to invest directly in the component securities (or a substantial number of the component securities) of the Underlying Index in substantially the same weightings in which they are represented in the Underlying Index. If it is not possible for the Subadvisor to acquire component securities due to limited availability or regulatory restrictions, the Sub- Advisor may use a representative sampling indexing strategy to seek to track the Underlying Index instead of a full replication indexing strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index when the Subadvisor is using a representative sampling indexing strategy.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise the Underlying Index. The fund will seek to achieve its investment objective by primarily investing directly in A-Shares. Because the fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the fund intends to invest directly in A-Shares via the quota granted to the Subadvisor and may also invest through Stock Connect. While the fund intends to invest primarily and directly in A-Shares, the fund also may invest in securities of issuers not included in the Underlying Index, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor and/or Sub- Advisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in A-Shares of Chinese small-cap issuers or in derivative instruments and other securities that provide investment exposure to A-Shares of Chinese small-cap issuers. The fund may invest in depositary receipts. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
As of July 31, 2019, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $2.18 billion and a minimum market capitalization of approximately $535 million.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the information technology (18.8%), industrials (17.9%) and basic materials (16.8%) sectors. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments. The industrials sector includes companies engaged in the manufacture and distribution of capital goods, such as those used in defense, construction and engineering, companies that
Prospectus October 1, 2019	72	Fund Details

manufacture and distribute electrical equipment and industrial machinery and those that provide commercial and transportation services and supplies. The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The Subadvisor intends to fully (or at least substantially) replicate the fund’s Underlying Index, but may pursue a representative sampling indexing strategy in circumstances where there is limited availability of component securities or regulatory restrictions that inhibit the transferability of component securities. In addition, from time to time, the Subadvisor may choose to underweight or overweight a security in the fund’s Underlying Index, purchase securities not included in the Underlying Index that the Subadvisor believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The fund also may seek to gain exposure to A-Shares through means other than the use of the Subadvisor’s RQFII quota, including Stock Connect, obtaining a QFII quota or any other method permitted by PRC law and consistent with the fund’s investment policies. The Subadvisor may also sell securities that are represented in the fund’s Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
The fund may invest its assets in other securities, including, but not limited to: (i) swap contracts, (ii) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the fund), (iii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the fund in seeking performance that corresponds to the fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the fund’s 80% investment policies) , (iv) cash and cash equivalents, (v) money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor, HGI or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (vi) convertible securities, (vii) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and (viii) futures contracts, options on futures contracts, and other types of options related to the Underlying Index.
A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
The fund may become “non-diversified,” as defined under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the fund is designed to track. Shareholder approval will not be sought when the fund crosses from diversified to non-diversified status under such circumstances.
Underlying Index Information
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF Index Description.
The Underlying Index is calculated and maintained by CSI. The Underlying Index is a modified free- float market capitalization weighted index composed of the 500 smallest and most liquid stocks in the China A-Share market. Constituent stocks for the Underlying Index must have been listed on either the Shanghai Stock Exchange or the Shenzhen Stock Exchange for more than three months (unless the stock’s average daily A-Share market capitalization since its initial listing ranks among the top 30 of all A-Shares), have demonstrated positive performance, and not be subject to abnormal volatility or other evidence of possible market manipulation. If an issuer has reported a loss in its annual report or semi-annual report, the issuer’s stock will not be eligible for inclusion in the Underlying Index. In addition, if an issuer experiences stock price volatility that is not attributable to market demand and supply factors, but rather the possible result of market manipulation, the Index Provider will take such factor into consideration when determining whether the issuer is eligible for inclusion or continued inclusion in the Underlying Index. When determining eligibility, the Index Provider also may consider other factors, such as whether the issuer has been subject to any administrative penalty or regulatory investigation. As of July 31, 2019, the Underlying Index consisted of 500 securities with an average market capitalization of approximately $2.18 billion and a minimum market capitalization of approximately $535 million. These amounts are subject to change.
When selecting constituent stocks for the Underlying Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in the case of a new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe (excluding the stocks either in the CSI 300 or ranked in the top 300 in Shanghai and Shenzhen stock markets by daily average total market capitalization of the past recent year) in descending order according to their average daily trading values, and excludes the bottom 20%; and (3) ranks the remaining stocks in descending order according to their average daily total market capitalization and selects those which rank top 500 as constituent stocks of the Underlying Index.
Prospectus October 1, 2019	73	Fund Details

The weighting of a company in the Underlying Index is intended to be a reflection of the current importance of that company in the China A-Share market as a whole. Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the Underlying Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the Underlying Index. The constituents of the Underlying Index are frequently reviewed by the Index Provider to ensure that the Underlying Index continues to reflect the state and structure of the underlying market it measures. The Underlying Index is calculated in real time and is published every six seconds in RMB (specifically, CNY). The composition of the Underlying Index is reviewed semi- annually every January and July.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Investments in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect or the available RQFII quota, as applicable. In the future, the fund may utilize an RQFII quota applied for by and granted to the
Advisor and/or a subadvisor. Because the fund will not be able to invest directly in A-Shares in excess of an RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the fund’s direct investments in A-Shares may be limited. In addition, restrictions may be imposed on the repatriation of gains and income that may affect the fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the SSE and the SZSE. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The SSE and SZSE are substantially smaller, less liquid, and more volatile than the major securities markets in the US.
The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or SZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on SSE and SZSE in RMB.
As of June 30, 2018, the CSRC had granted licenses to 225 RQFIIs and to 307 QFIIs bringing total investment quotas to approximately US $194.3 billion (as of June 28, 2018) in A-Shares and other permitted Chinese securities. Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing RQFII quota will be maintained or that any additional RQFII quotas will be granted if the RQFII quota is reduced or eliminated by SAFE or if the RQFII license is revoked by CSRC at some point in the future. A fund cannot predict what would occur if the Stock Connect program was terminated, if the RQFII quota
Prospectus October 1, 2019	74	Fund Details

were reduced or eliminated or if the relevant RQFII license were to be revoked, although such an occurrence would likely have a material adverse effect on the fund.
SAFE had announced on September 10, 2019 that it will propose to remove the investment quota restrictions on QFIIs and RQFIIs which will mean investors such as the fund that invest in A-Shares via a QFII and or RQFII will no longer be subject to quota limitations in such investments. However, as of the date of this Prospectus, SAFE has not confirmed the effective date of such removal of investment quota restrictions nor the conditions of such removal, and there is no guarantee that such effective date would occur in the foreseeable future. Investors should note that until the effective date of such removal of investment quota restrictions, the fund will still be subject to the QFII and/or RQFII quota limitations, and that there is no guarantee that the removal of investment quota restrictions will be effected as planned.
Custody risks of investing in A-Shares under the RQFII program. If the fund invests directly in A-Shares under the RQFII program, the fund is required to select a PRC sub-custodian (the “PRC sub- custodian”), which is a mainland commercial bank qualified both as a custodian for RQFII and as a settlement agent on the inter-bank bond market. The PRC sub-custodian maintains the fund’s RMB deposit accounts and oversees the fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-Shares that are traded on the SSE and SZSE are dealt and held in book-entry form through the CSDCC. A-Shares purchased by the Subadvisor, in their capacity as an RQFII, on behalf of the fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the fund and the Subadvisor as the RQFII. A fund will pay the cost of the account. The Subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Sub- Adviser for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the Subadvisor may assert that the securities are owned by the Subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the Subadvisor could seize assets of the fund. Because the Subadvisor’s RQFII quota would be in the name of the Subadvisor rather than the fund, there is also a risk that regulatory actions taken against the Subadvisor by PRC government authorities may affect the fund.
Investors should note that cash deposited in the fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in the account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. A fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
A-Shares tax risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai – Hong Kong Stock Connect and Shenzhen – Hong Kong Stock Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai – Hong Kong Stock Connect and those listed on the SZSE through Shenzhen – Hong Kong Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Since November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the fund, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the fund’s return could be substantial. The fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If the fund's direct investments in A-Shares through the Advisor's or Subadvisor’s RQFII quota in the future becomes subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level.
Prospectus October 1, 2019	75	Fund Details

The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (“BT”) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on the fund could have a material adverse effect on the fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value- added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
To the extent a fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax liability incurred by the swap counterparty may be passed on to a fund. When a fund sells a swap on A-Shares, the sale price may take into account of the RQFII’s tax liability.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by a fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, a fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which a fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short-term capital gains. In addition, because the application of special tax rules to a fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect. In that event, a fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. A fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for US federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. The Daily Quota does not belong to the fund and is utilized by all investors on a first-come-first- serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict the fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, A-Shares through Stock Connect (“Stock Connect A-Shares”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the funds’ performance.
Prospectus October 1, 2019	76	Fund Details

In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A- Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the fund may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect the fund’s performance.
The fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of each fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and the fund’s ability to achieve its investment objective may be adversely affected.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes (later, value-added taxes) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.
Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value- added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.
Prospectus October 1, 2019	77	Fund Details

The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self- sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Events such as these are difficult to predict and may or may not occur in the future.
China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will
Prospectus October 1, 2019	78	Fund Details

be sustained in the future. Moreover, the current major slowdown in other significant economies of the world, such as the US, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the fund’s investments.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong.
However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than US standards. There is substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles.
Chinese corporate and securities law. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.
The fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by US law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and
Prospectus October 1, 2019	79	Fund Details

it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Tax on retained income and gains. To the extent the fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay US federal income tax on the retained income and gains, thereby reducing the fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.
RMB, is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the fund may be adversely affected. Since 2005, the exchange rate of the RMB is no longer pegged to the US dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the US dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent the fund invests through an RQFII, the fund may be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares and other permissible securities by the fund. In the event such remittance is disrupted, the fund may not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this will increase the tracking error of the fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the fund’s performance may be adversely affected.
Foreign currency considerations. The assets of the fund are invested primarily in the equity securities of issuers in China and the income received by the fund will be primarily in RMB.
RMB can be further categorized into onshore RMB (“CNY”), traded only in the PRC, and offshore RMB (“CNH”), traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. The fund may also be adversely affected by the exchange rates between CNY and CNH. There is no assurance that there will always be RMB available in sufficient amounts for the fund to remain fully invested.
Meanwhile, the fund will compute and expects to distribute its income in US dollars, and the computation of income will be made on the date that the income is earned by the fund at the foreign exchange rate in effect on that date. Any gain or loss attributable to fluctuations in exchange rates between the time the fund accrues income or gain and the time the fund converts such
Prospectus October 1, 2019	80	Fund Details

income or gain from RMB to the US dollar is generally treated as ordinary income or loss. Therefore, if the value of the RMB increases relative to the US dollar between the accrual of income and the time at which the fund converts the RMB to US dollars, the fund will recognize ordinary income when the RMB is converted. In such circumstances, if the fund has insufficient cash in US dollars to meet distribution requirements under the Internal Revenue Code, the fund may be required to liquidate certain positions in order to make distributions. The liquidation of investments, if required, may also have an adverse impact on the fund’s performance.
Furthermore, the fund may incur costs in connection with conversions between US dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Currently, there is no market in China in which the fund may engage in hedging transactions to minimize RMB foreign exchange risk in CNY, and there can be no guarantee that instruments suitable for hedging currency in CNY will be available to the fund in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China in CNY, the fund may seek to reduce the foregoing currency risks by engaging in hedging transactions. In that case, the fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. The funds do not currently intend to hedge RMB currency risk in CNH. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or subadvisor’s (as applicable) view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
PRC brokers risk. Regulations adopted by the CSRC and SAFE under which the fund will invest in A-Shares provide that the Subadvisor, if licensed as an RQFII, may select a PRC broker to execute transactions on its behalf on each of the two PRC exchanges – the SSE and SZSE. The Subadvisor may select the same broker for both
Exchanges. As a result, the Subadvisor will have less flexibility to choose among brokers on behalf of the fund than is typically the case for US investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the fund.
If the Subadvisor is unable to use one of its designated PRC brokers in the PRC, units of the fund may trade at a premium or discount to its NAV or the fund may not be able to track the Underlying Index. Further, the operation of the fund may be adversely affected in the case of any acts or omissions of a PRC broker, which may result in increased tracking error or the fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the fund to not necessarily pay the lowest commission available in the market. The Subadvisor, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that the fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, the fund may be adversely affected in the execution of any transaction.
Disclosure of interests and short swing profit rule. The fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the fund will be required to report information which includes, but is not limited to: (a) information about the fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of the fund’s purposes for the investment and whether the fund intends to increase its holdings over the following 12-month period; (c) a statement of the fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
Prospectus October 1, 2019	81	Fund Details

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the fund may be deemed as a “concerted party” of other funds managed by the Advisor, Subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered by the fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the fund’s report and announcement of the incremental change. These trading freezes may undermine the fund’s performance as described above. Also, SSE requirements currently require the fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund.
Investment and repatriation restrictions. Investments by the fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment companies) are subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
With respect to investments in A-Shares made through the RQFII program, repatriations by RQFIIs are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may adversely affect the fund’s ability to meet redemption requests and/or may cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions to shareholders.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
Repatriations by RQFIIs in which the fund may invest are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may directly or indirectly adversely affect the fund’s ability to meet redemption requests and/or cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the fund’s Underlying Index, and thus with respect to the fund’s holdings as compared to that of its Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
A-Shares currency risk. The fund’s investments in A-Shares will be denominated in RMB and the income received by the fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to
Prospectus October 1, 2019	82	Fund Details

changes in interest rates, the effects of monetary policies issued by the PRC, the US, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the fund’s exposure to RMB may result in reduced returns to the fund. The fund does not expect to hedge its currency risk. Moreover, the fund may incur costs in connection with conversions between US dollars and RMB and will bear the risk of any inability to convert the RMB.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into US dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the RMB to US dollar exchange rate. Fluctuations in exchange rates may adversely affect the fund’s NAV. Furthermore, because dividends are declared in US dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the fund.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Counterparty risk. To the extent the fund invests in swaps to gain exposure to A-Shares in an effort to achieve the fund’s investment objective, the fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the RQFII quota of a potential swap
Prospectus October 1, 2019	83	Fund Details

counterparty is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the fund may be reduced or eliminated, which could have a material adverse effect on the fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares.
Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the fund to renew the expiration period of the relevant swap at agreed upon terms. In addition, under the current regulations regarding quotas of QFIIs and RQFIIs administered by SAFE, QFIIs and RQFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over what constitutes a transfer of quota and how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs and RQFIIs may be limited or prohibited from providing the fund access to RQFII quotas by entering into swap or other derivative transactions, which, in turn, could adversely affect the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Information technology sector risk. To the extent that the fund invests significantly in the information technology sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies are particularly vulnerable to government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, the products of information technology companies may face obsolescence due to rapid technological development and frequent new product introduction by competitors. Finally, information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Industrials sector risk. To the extent that the fund invests significantly in the industrials sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Basic materials sector risk. The basic materials sector includes companies that manufacture chemicals, construction materials, glass and paper products, as well as metals, minerals and mining companies. To the extent the Underlying Index includes securities of issuers in the basic materials sector, the fund will invest in companies in such sector. As such, the fund may be sensitive to changes in, and its performance may depend on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
If the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss.
Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-Shares. In addition, a swap transaction may be subject to the fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps
Prospectus October 1, 2019	84	Fund Details

market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Pricing risk. If market conditions make it difficult to value some investments  (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or Subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the Subadvisor’s RQFII quota has become inadequate, the Subadvisor is unable to maintain its RQFII status, or the Stock Connect Daily Quota has been exhausted. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market
Prospectus October 1, 2019	85	Fund Details

participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of a fund. In addition, the securities held by a fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they
Prospectus October 1, 2019	86	Fund Details

do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. At any given time, due to the composition of the Underlying Index, the fund may be classified as “non-diversified” and may invest a larger percentage of its assets in securities of a few issuers or a single issuer than that of a diversified fund. As a result, the fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. This may increase the fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the fund’s performance.
Cash transactions risk. Unlike many ETFs, the fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause the fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the fund and involve transaction costs. If the fund recognizes a capital loss on these sales, the loss will offset capital gains and may result in smaller capital gain distributions from the fund. If the fund recognizes gain on these sales, this generally will cause the fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.
In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. To the extent transaction and other costs associated with a redemption exceed the redemption fee, those transaction costs might be borne by the fund’s remaining shareholders. China may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the fund’s shares than for more conventional ETFs.
As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on an exchange.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the
Prospectus October 1, 2019	87	Fund Details

settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
US tax risk. A fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investments in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the fund would be treated as a corporation subject to US federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level. If the fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.
Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.
To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.
Leveraging Risk. The fund’s investment in futures contracts and other derivative instruments provide leveraged exposure. The fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the fund’s investment strategy and may expose the fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instruments and, thus, in the value the fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower a fund’s return.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an Underlying Fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund held by the fund. As the fund’s allocations to an Underlying Fund change from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
To the extent the fund invests a substantial portion of its assets in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange, such foreign funds will not be registered as investment companies with the SEC or subject to the US federal securities laws. As a result, the fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the US federal securities laws.
When the fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the fund would achieve if it invested directly in the underlying investments of the foreign fund. The fund’s investments in foreign ETFs will
Prospectus October 1, 2019	88	Fund Details

be subject to the risk that the NAV of the foreign fund’s shares may trade below the fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.
Xtrackers MSCI All China Equity ETF
Investment Objective
The Xtrackers MSCI All China Equity ETF (the “fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the MSCI China All Shares Index (the “Underlying Index”).
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index, which is designed to capture large- and mid-capitalization representation across all China securities listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index includes A-Shares, H-Shares, B-Shares, Red chips and P chips share classes, as well as securities of Chinese companies listed outside of China (e.g. American depositary receipts). DBX Advisors LLC (the “Advisor”) expects that, over time, the correlation between the fund’s performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. The fund will not invest in any unlisted depositary receipt or any depositary receipt that the Advisor deems illiquid at the time of purchase or for which pricing information is not readily available.
A-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi (“RMB”) on the Shenzhen and Shanghai Stock Exchanges. Under current regulations in the People’s Republic of China (“China” or the “PRC”), foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the Qualified Foreign Institutional Investor (“QFII”) or a Renminbi Qualified Foreign Institutional Investor (“RQFII”) licenses obtained from the China Securities Regulatory Commission (“CSRC”). QFII and RQFII investors have also been granted a specific aggregate dollar amount of investment quota by China’s State Administration of Foreign Exchange (“SAFE”) to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
B-Shares are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the Shanghai and Shenzhen Stock Exchanges, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.
Red chips and P chips are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are nonstate-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC.
The Advisor expects to use a representative sampling indexing strategy to seek to track the Underlying Index. As such, the Advisor expects to invest in a representative sample of the component securities of the Underlying Index that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield), and liquidity measures similar to those of the Underlying Index. The Advisor expects to obtain exposure to the A-Share components of the Underlying Index indirectly by investing in the Xtrackers MSCI China A Inclusion Equity ETF (the “Underlying Fund”). The Advisor may also invest in Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF (the “Xtrackers Harvest ETFs”, and together with the Underlying Fund, the “Xtrackers China A-Shares ETFs”) or other affiliated funds advised by the Advisor and sub-advised by Harvest Global Investments Limited (“HGI”), a licensed RQFII, that invests in A-Shares directly. Currently, the fund invests in the Underlying Fund. The fund does not currently intend to invest in A-Shares directly. To obtain exposure to the balance of the Underlying Index, the Advisor intends to invest directly in the components of the Underlying Index. The Underlying Fund may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges through the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”) or the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect,” and together with Shanghai Connect, “Stock Connect”). Stock Connect is a
Prospectus October 1, 2019	89	Fund Details

securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect, and as such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although a fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota is not specific to any fund, but to all investors investing through the Stock Connect.
The Xtrackers Harvest ETFs, through their subadvisor, may invest in A-Shares and other permitted China securities listed on the Shanghai and Shenzhen Stock Exchanges up to the specified quota amount granted to HGI. HGI may apply or file for an increase of the initial RQFII quota subject to certain conditions, including the use of all or substantially all of the initial quota. There is no guarantee that an application for additional quota will be granted or a filing for additional quota will not be revoked. The Xtrackers Harvest ETFs may also invest in A-Shares listed and traded on Stock Connect.
The Underlying Fund invests directly in A-Shares through Stock Connect. Under Stock Connect, the Underlying Fund’s trading of eligible A-Shares listed on the SSE or the SZSE, as applicable, would be effectuated through the Advisor. Additionally, the Xtrackers Harvest ETFs’ direct investments in A-Shares will be limited by the quota allocated to the RQFII, i.e., HGI, or QFII, and the Daily Quota applicable to Stock Connect. Investment companies are not currently within the types of entities that are eligible for an RQFII or QFII license. Because the Underlying Fund does not satisfy the criteria to qualify as an RQFII or QFII itself, the Underlying Fund intends to invest directly in A-Shares via Stock Connect and, in the future, may also utilize any quota applied for by and granted to the Advisor and/or a subadvisor.
The fund will normally invest at least 80% of its total assets in securities of issuers that comprise either directly or indirectly the Underlying Index or securities with economic characteristics similar to those included in the Underlying Index. While the fund intends to invest primarily in H-Shares, B-Shares, Red chips, P chips, and shares of the Underlying Fund, the fund also may invest in securities of issuers not included in the Underlying Index, the Xtrackers Harvest ETFs, futures contracts, stock index futures, swap contracts and other types of derivative instruments, and other pooled investment vehicles, including affiliated and/or foreign investment companies, that the Advisor believes will help the fund to achieve its investment objective. The remainder of the fund’s assets will be invested primarily in money market instruments and cash equivalents. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of Chinese companies or in derivative instruments and other securities that provide investment exposure to Chinese companies.
As of July 31, 2019, the Underlying Index consisted of 692 securities with an average market capitalization of approximately $3.96 billion and a minimum market capitalization of approximately $318 million.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that the Underlying Index is concentrated. As of July 31, 2019, a significant percentage of the Underlying Index was comprised of issuers in the financial services (24.2%), consumer discretionary (17.9%) and communication services (16.2%) sectors. The financial services sector includes companies involved in banking, consumer finance, asset management and custody banks, as well as investment banking and brokerage and insurance. The consumer discretionary goods sector includes durable goods, apparel, entertainment and leisure, and automobiles. The communication services sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media and entertainment companies including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. To the extent that the fund tracks the Underlying Index, the fund’s investment in certain sectors may change over time.
The Advisor intends to pursue a representative sampling indexing strategy to achieve exposure to the fund’s Underlying Index, and to invest in shares of Xtrackers China A-Shares ETFs to obtain indirect exposure to the A-Share components of the fund’s Underlying Index. While employing a representative sampling indexing strategy the Advisor does not expect the fund to hold all of the components of the Underlying Index. In addition, from time to time, the Advisor may choose to underweight or overweight a security in the Underlying Index, purchase securities not included in the Underlying Index that the Advisor believes are appropriate to substitute for certain securities in the Underlying Index, or utilize various combinations of other available investment techniques to seek to track, before fees and expenses, the performance of the Underlying Index. The Advisor may also sell securities that are represented in the Underlying Index in anticipation of
Prospectus October 1, 2019	90	Fund Details

their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.
The fund may invest its assets in other securities, including, but not limited to: (i) swap contracts, (ii) interests in pooled investment vehicles, including affiliated and foreign funds (certain funds may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, not subject to the same investor protections as the fund), (iii) securities not in the Underlying Index, including: (a) depositary receipts (depositary receipts, including American depositary receipts (“ADRs”) may be used by the fund in seeking performance that corresponds to the fund’s Underlying Index and in managing cash flows, and they may count towards compliance with the fund’s 80% investment policies) and (b) H-Shares, which are shares of a company incorporated in mainland China that are denominated in Hong Kong dollars and listed on the Hong Kong Stock Exchange or other foreign exchanges, (iv) cash and cash equivalents, (v) money market instruments, such as repurchase agreements or money market funds (including money market funds advised by the Advisor, HGI or their affiliates subject to applicable limitations under the 1940 Act, or exemptions therefrom), (vi) convertible securities, (vii) structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and (viii) futures contracts, options on futures contracts, and other types of options related to the Underlying Index. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time.
Securities lending. The fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets.
Underlying Index Information
Xtrackers MSCI All China Equity ETF Index Description.
The Underlying Index is a rules-based, free-float adjusted market capitalization index comprised of equity securities that are listed in Hong Kong, Shanghai and Shenzhen. The Underlying Index is intended to give investors a means of tracking the overall performance of equity securities that are a representative sample of the entire Chinese investment universe. The Underlying Index is comprised of A-Shares, B-Shares, H-Shares, Red chips and P chips share classes as well as securities of Chinese companies listed in the US and Singapore. Securities listed in the US and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC; (ii) the company derives more than 50% of its revenue from activities conducted in the PRC; and (iii) the company has more than 50% of its assets in the PRC. As of July 31, 2019, the Underlying Index consisted of 692 securities with an average market capitalization of approximately $3.96 billion and a minimum market capitalization of approximately $318 million. These amounts are subject to change.
To be eligible for inclusion in the Underlying Index, a security must have adequate liquidity measured by 12-month and three-month trading volume. Constituent stocks for the Underlying Index must have been listed for more than three months prior to the implementation of a semi-annual index review by the Index Provider, unless the stock meets certain size-segment investability and full market capitalization requirements as defined by the Index Provider.
The Underlying Index is rebalanced on a quarterly basis, usually as of the close of the last business day of February, May, August, and November. The pro forma Underlying Index is generally announced nine business days before the effective date.
Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Because the fund invests in one or more Underlying Funds, the risks listed here include those of the Underlying Funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more Underlying Funds, or both.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. Further, geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes and related geopolitical events have led, and in the future may lead, to increased short-term market
Prospectus October 1, 2019	91	Fund Details

volatility, which may disrupt securities markets and have adverse long-term effects on US and world economies and markets. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Risk of investing in China. Investments in China involve certain risks and special considerations, including the following:
Investments in A-Shares. The fund intends to invest directly in A-Shares through Stock Connect or the available RQFII quota, as applicable. In the future, the fund may utilize an RQFII quota applied for by and granted to the Advisor and/or a subadvisor. Because the fund will not be able to invest directly in A-Shares in excess of an RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the fund’s direct investments in A-Shares may be limited. In addition, restrictions may be imposed on the repatriation of gains and income that may affect the fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the SSE and the SZSE. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The SSE and SZSE are substantially smaller, less liquid, and more volatile than the major securities markets in the US.
The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or SZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on SSE and SZSE in RMB.
As of June 30, 2018, the CSRC had granted licenses to 225 RQFIIs and to 307 QFIIs bringing total investment quotas to approximately US $194.3 billion (as of June 28, 2018) in A-Shares and other permitted Chinese securities. Because restrictions continue to exist and capital therefore cannot flow freely into the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market.
The Chinese government has in the past taken actions that benefited holders of A-Shares. As A-Shares become more accessible to foreign investors, such as the funds, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that any existing RQFII quota will be maintained or that any additional RQFII quotas will be granted if the RQFII quota is reduced or eliminated by SAFE or if the RQFII license is revoked by CSRC at some point in the future. A fund cannot predict what would occur if the Stock Connect program was terminated, if the RQFII quota were reduced or eliminated or if the relevant RQFII license were to be revoked, although such an occurrence would likely have a material adverse effect on the fund.
Currently, the fund does not expect to invest in A-Shares directly. Instead, the fund will invest primarily in the Underlying Fund to obtain investment exposure to A-Shares. The fund may also invest in the Xtrackers Harvest ETFs. The fund’s A-Shares investment exposure will therefore be limited to the RQFII quota amount obtained by the Xtrackers Harvest ETFs and their sub-adviser, as well as the limits that may be imposed by Stock Connect. Because the Xtrackers China A-Shares ETFs invest directly in A-Shares, they are subject to the risk that restrictions may be imposed on the repatriation of gains and income that may affect their ability to satisfy redemption requests. The potential inability of the Xtrackers China A-Shares ETFs to satisfy redemption requests could adversely affect the liquidity and performance of the fund.
SAFE had announced on September 10, 2019 that it will propose to remove the investment quota restrictions on QFIIs and RQFIIs which will mean investors such as the fund that invest in A-Shares via a QFII and or RQFII will no longer be subject to quota limitations in such investments. However, as of the date of this Prospectus, SAFE has not confirmed the effective date of such removal of investment quota restrictions nor the conditions of such removal, and there is no guarantee that such effective date would occur in the foreseeable future. Investors should note that until the effective date of such removal of investment quota restrictions, the fund will still be subject to the QFII and/or RQFII quota limitations, and that there is no guarantee that the removal of investment quota restrictions will be effected as planned.
Custody risks of investing in A-Shares under the RQFII program. If the fund invests directly in A-Shares under the RQFII program, the fund is required to select a PRC sub-custodian (the “PRC sub- custodian”), which is a mainland commercial bank qualified both as a custodian for RQFII and as a settlement agent on the inter-bank bond market. The PRC sub-custodian maintains the fund’s RMB deposit accounts and oversees the fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-Shares that are traded on the SSE and SZSE are dealt and held in book-entry form through the CSDCC.
Prospectus October 1, 2019	92	Fund Details

A-Shares purchased by the subadvisor, in their capacity as an RQFII, on behalf of the fund, may be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the names of the fund and the subadvisor as the RQFII. A fund will pay the cost of the account. The subadvisor may not use the account for any other purpose than for maintaining the fund’s assets. However, given that the securities trading account will be maintained in the name of the Sub- Adviser for the benefit of the fund, the fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the fund. In particular, there is a risk that creditors of the subadvisor may assert that the securities are owned by the subadvisor and not the fund, and that a court would uphold such an assertion, in which case creditors of the subadvisor could seize assets of the fund. Because the subadvisor’s RQFII quota would be in the name of the subadvisor rather than the fund, there is also a risk that regulatory actions taken against the subadvisor by PRC government authorities may affect the fund.
Investors should note that cash deposited in the fund’s account with the PRC sub-custodian will not be segregated but will be a debt owing from the PRC sub-custodian to the fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of the PRC sub-custodian. In the event of bankruptcy or liquidation of the PRC sub-custodian, the fund will not have any proprietary rights to the cash deposited in the account, and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC sub-custodian. A fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the fund will suffer losses.
Risks of investing through Stock Connect. Trading through Stock Connect is subject to a number of restrictions that may affect the fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. The Daily Quota does not belong to the fund and is utilized by all investors on a first-come-first- serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict the fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the fund. Moreover, A-Shares through Stock Connect (“Stock Connect A-Shares”) generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact the funds’ performance.
In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A- Shares through Stock Connect may subject the fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, the fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the fund may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect the fund’s performance.
The fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The precise nature and rights of each fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of each fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in
Prospectus October 1, 2019	93	Fund Details

Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of each fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, the fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and the fund’s ability to achieve its investment objective may be adversely affected.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares. Therefore, the fund’s investments in Stock Connect A-Shares are generally subject to PRC securities regulations and listing rules, among other restrictions.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors are exempted from paying capital gains or business taxes
(later, value-added taxes) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for the fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value.
Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the fund) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value- added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime.
The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the fund’s investments and returns.
Political and economic risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. However, there can be no
Prospectus October 1, 2019	94	Fund Details

assurance that the PRC government will continue to pursue such economic policies or that such policies, if pursued, will be successful. Any adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the constituent securities of the Underlying Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the A-Shares in the fund’s Underlying Index. The laws, regulations, including the investment regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulations. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the fund’s investments.
The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self- sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the European Union, the US, Hong Kong, the Association of South East Asian Nations, and Japan, would adversely affect the Chinese economy and the fund’s investments.
In addition, as much of China’s growth over recent decades has been a result of significant investment in substantial export trade, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. The current political climate has intensified concerns about trade tariffs and a potential trade war between China and the US. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the fund. In addition, it is possible that the continuation of the current political climate could result in regulatory restrictions being contemplated or imposed in the US or in China that could have a material adverse effect on the fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective. Events such as these are difficult to predict and may or may not occur in the future.
China has been transitioning to a market economy since the late seventies, and has only recently opened up to foreign investment and permitted private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. There is no assurance, however, that the Chinese government will not revert to the economic policy of central planning that it implemented prior to 1978 or that such growth will be sustained in the future. Moreover, the current major slowdown in other significant economies of the world, such as the US, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the fund’s investments.
Inflation. Economic growth in China has historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. If these measures are not successful, and if inflation were to steadily increase, the performance of the Chinese economy and the fund’s investments could be adversely affected.
Nationalization and expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the fund involves a risk of a total loss.
Hong Kong policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong.
However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could
Prospectus October 1, 2019	95	Fund Details

adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the fund’s portfolio.
Chinese securities markets. The securities markets in China have a limited operating history and are not as developed as those in the US. The markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the US and some other countries. In addition, under normal market conditions, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the US. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are US issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets, including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Available disclosure about Chinese companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than US standards. There is substantially less publicly available information about Chinese issuers than there is about US issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the fund and other investors than would be the case if the fund’s investments were restricted to securities of US issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to US issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with US Generally Accepted Accounting Principles.
Chinese corporate and securities law. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities and regulators have broad discretion under such investment regulations and there is little precedent or certainty evidencing how such discretion will be exercised now or in the future.
The fund’s rights with respect to its investments in A-Shares (as applicable), if any, generally will not be governed by US law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the US and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the fund, with protection in all situations where protection would be provided by comparable laws in the US. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the fund. It may therefore be difficult for the fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the fund.
Sanctions and embargoes. From time to time, certain of the companies in which the fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. As an investor in such companies, the fund will be indirectly subject to those risks.
Tax on retained income and gains. To the extent the fund does not distribute to shareholders all or substantially all of its investment company taxable income and net capital gain in a given year, it will be required to pay US federal income tax on the retained income and gains, thereby reducing the fund’s return. A fund may elect to treat any retained net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Prospectus October 1, 2019	96	Fund Details

Foreign exchange control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Under China’s State Administration of Foreign Exchange (“SAFE”) regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.
RMB, is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies and repatriation restrictions imposed by the Chinese government. Such control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in the PRC. In addition, if such control policies change in the future, the fund may be adversely affected. Since 2005, the exchange rate of the RMB is no longer pegged to the US dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB against other major currencies in the inter-bank foreign exchange market would be allowed to float within a narrow band around the central parity published by the People’s Bank of China. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including the US dollar, are susceptible to movements based on external factors. There can be no assurance that the RMB will not be subject to appreciation or devaluation, either due to changes in government policy or market factors. Any devaluation of the RMB could adversely affect the value of the fund’s investments. The PRC government imposes restrictions on the remittance of RMB out of and into China. To the extent the fund invests through an RQFII, the fund may be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares and other permissible securities by the fund. In the event such remittance is disrupted, the fund may not be able to fully replicate its Underlying Index by investing in the relevant A-Shares and this will increase the tracking error of the fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the fund’s performance may be adversely affected.
PRC brokers risk. Regulations adopted by the CSRC and SAFE under which the fund will invest in A-Shares provide that the subadvisor, if licensed as an RQFII, may select a PRC broker to execute transactions on its behalf on each of the two PRC exchanges – the SSE and SZSE. The subadvisor may select the same broker for both Exchanges. As a result, the subadvisor will have less flexibility to choose among brokers on behalf of the fund than is typically the case for US investment managers. In the event of any default of a PRC broker in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the fund may encounter delays in recovering its assets which may in turn adversely impact the NAV of the fund.
If the subadvisor is unable to use one of its designated PRC brokers in the PRC, units of the fund may trade at a premium or discount to its NAV or the fund may not be able to track the Underlying Index. Further, the operation of the fund may be adversely affected in the case of any acts or omissions of a PRC broker, which may result in increased tracking error or the fund being traded at a significant premium or discount to its NAV. The limited number of PRC brokers that may be appointed may cause the fund to not necessarily pay the lowest commission available in the market. The subadvisor, however, in its selection of PRC brokers will consider such factors as the competitiveness of commission rates, size of the relevant orders, and execution standards. There is a risk that the fund may suffer losses from the default, bankruptcy or disqualification of the PRC brokers. In such events, the fund may be adversely affected in the execution of any transaction.
Disclosure of interests and short swing profit rule. The fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require the fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, the fund will be required to report information which includes, but is not limited to: (a) information about the fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of the fund’s purposes for the investment and whether the fund intends to increase its holdings over the following 12-month period; (c) a statement of the fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if the fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A
Prospectus October 1, 2019	97	Fund Details

fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require the fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, the fund may be deemed as a “concerted party” of other funds managed by the Advisor, subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law. If the 5% shareholding threshold is triggered by the fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once the fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the fund’s report and announcement of the incremental change. These trading freezes may undermine the fund’s performance as described above. Also, SSE requirements currently require the fund and parties acting in concert, once they have reach the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of the fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, the fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund.
Investment and repatriation restrictions. Investments by the fund in A-Shares (as well as other Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including open- and closed-end investment companies) are subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
With respect to investments in A-Shares made through the RQFII program, repatriations by RQFIIs are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may adversely affect the fund’s ability to meet redemption requests and/or may cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions to shareholders.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
Repatriations by RQFIIs in which the fund may invest are permitted daily and are not subject to lock-up periods or prior approval. There is no assurance, however, that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any restrictions on repatriation of the fund’s assets may directly or indirectly adversely affect the fund’s ability to meet redemption requests and/or cause the fund to borrow money in order to meet its obligations. These limitations may also prevent the fund from making certain distributions.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the fund’s holdings as compared to the performance of the fund’s Underlying Index, and thus with respect to the fund’s holdings as compared to that of its Underlying Index. This may increase the risk of tracking error and, at the worst, the fund may not be able to achieve its investment objective.
Prospectus October 1, 2019	98	Fund Details

Investments in certain Chinese financial instruments permitted by the CSRC and the People’s Bank of China, including A-Shares (if any) and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the fund may purchase and/or limits on the classes of securities in which the fund may invest.
A-Shares currency risk. The fund’s investments in A-Shares will be denominated in RMB and the income received by the fund in respect of such investments will be in RMB. As a result, changes in currency exchange rates may adversely affect the fund’s returns. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the PRC, the US, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the fund’s exposure to RMB may result in reduced returns to the fund. The fund does not expect to hedge its currency risk. Moreover, the fund may incur costs in connection with conversions between US dollars and RMB and will bear the risk of any inability to convert the RMB.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.
In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. The existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for certain transactions, including trade and service related foreign exchange transactions and payment of dividends. However, it is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into US dollars has been based on rates set by the People’s Bank of China, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the RMB to US dollar exchange rate. Fluctuations in exchange rates may adversely affect the fund’s NAV. Furthermore, because dividends are declared in US dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by the fund.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an Underlying Fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an Underlying Fund, which lowers performance. To the extent that the fund’s allocations favor an Underlying Fund with higher expenses, the overall cost of investing paid by the fund will be higher.
The fund is also subject to the risk that an Underlying Fund may pay a redemption request made by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.
An investor in the fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund held by the fund. As the fund’s allocations to an Underlying Fund change from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the fund may increase or decrease.
Prospectus October 1, 2019	99	Fund Details

To the extent the fund invests a substantial portion of its assets in shares of foreign investment companies, including but not limited to, ETFs the shares of which are listed and traded primarily or solely on a foreign securities exchange, such foreign funds will not be registered as investment companies with the SEC or subject to the US federal securities laws. As a result, the fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market will be restricted or prohibited. While such foreign funds may operate similarly to domestic funds, the fund as an investor in a foreign fund will not be afforded the same investor protections as are provided by the US federal securities laws.
When the fund invests in a foreign fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the foreign fund’s expenses. Further, in part because of these additional expenses, the performance of a foreign fund may differ from the performance the fund would achieve if it invested directly in the underlying investments of the foreign fund. The fund’s investments in foreign ETFs will be subject to the risk that the NAV of the foreign fund’s shares may trade below the fund’s NAV. The NAV of foreign fund shares will fluctuate with changes in the market value of the foreign fund’s holdings. The trading prices of foreign fund shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for a foreign ETF depending on the fund’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to a foreign fund’s shares trading at a premium or a discount to NAV.
Depositary receipt risk. Foreign investments in American Depositary Receipts and other depositary receipts may be less liquid than the underlying shares in their primary trading market. Certain of the depositary receipts in which the fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.
Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (i.e., not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the fund’s rights as a creditor (e.g., the fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the fund’s derivative positions at any time.
Counterparty risk. To the extent the fund invests in swaps to gain exposure to A-Shares in an effort to achieve the fund’s investment objective, the fund will be subject to the risk that the number of counterparties able to enter into swaps to provide exposure to A-Shares may be limited. To the extent that the RQFII quota of a potential swap counterparty is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the fund may be reduced or eliminated, which could have a material adverse effect on the fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-Shares.
Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the fund to renew the expiration period of the relevant swap at agreed upon terms. In addition, under the current regulations regarding quotas of QFIIs and RQFIIs administered by SAFE, QFIIs and RQFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over what constitutes a transfer of quota and how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs and RQFIIs may be limited or prohibited from providing the fund access to RQFII quotas by entering into swap or other derivative transactions, which, in turn, could adversely affect the fund.
Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the fund’s performance.
Prospectus October 1, 2019	100	Fund Details

Financial services sector risk. To the extent that the fund invests significantly in the financial services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets in 2007 and the ensuing financial crisis in 2008 resulted in an unusually high degree of volatility in the financial markets for an extended period of time, the effects of which may persist indefinitely.
Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by governmental regulatory authorities, but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.
The financial services sector in China is also undergoing significant change, including continuing consolidations, development of new products and structures and changes to its regulatory framework, which may have an impact on the issuers included in the Underlying Index. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the fund’s investments in financial institutions.
Consumer discretionary sector risk. To the extent that the fund invests significantly in the consumer discretionary sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Communication services sector risk. To the extent that the fund invests significantly in the communication services sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the communication services sector. Companies in the communications services sector can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens.
Indexing risk. While the exposure of an index to its component securities is by definition 100%, the fund’s effective exposure to index securities may vary over time. Because an index fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in-kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or other cash needs, the fund may suffer a loss. This may be magnified in circumstances where redemptions from the fund may be higher than normal.
Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-Shares. In addition, a swap transaction may be subject to the fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Prospectus October 1, 2019	101	Fund Details

Pricing risk. If market conditions make it difficult to value some investments  (including China A-Shares), the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Tracking error risk. The performance of the fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, to the extent that portfolio management uses a representative sampling approach (investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) it may cause the fund to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the
Underlying Index may be adversely affected. The performance of the fund also may diverge from that of the Underlying Index if the Advisor and/or subadvisor seek to gain exposure to A-Shares by investing in securities not included in the Underlying Index, derivative instruments, and other pooled investment vehicles because the subadvisor’s RQFII quota has become inadequate, the subadvisor is unable to maintain its RQFII status, or the Stock Connect Daily Quota has been exhausted. For tax efficiency purposes, the fund may sell certain securities, and such sale may cause the fund to realize a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
For purposes of calculating the fund’s NAV, the value of assets denominated in non-US currencies is converted into US dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the fund’s performance and the performance of its Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of the fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the fund at a particular time. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, there may be times when the market price and the value of the fund’s holdings vary significantly and you may pay more than the value of the fund’s holdings when buying shares on the secondary market, and you may receive less than the value of the fund’s holdings when you sell those shares. While the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. If market makers. exit the business or are
Prospectus October 1, 2019	102	Fund Details

unable to continue making markets in fund’s shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to the fund’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. There are various methods by which investors can purchase and sell shares of the funds and various orders that may be placed.
Investors should consult their financial intermediary before purchasing or selling shares of a fund. In addition, the securities held by a fund may be traded in markets that close at a different time than an exchange.
Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when an exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s NAV. The bid-ask spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has substantial trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, due to the Fund’s exposure to A-Shares. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with a fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the fund’s shares.
Valuation risk. Because non-US markets may be open on days when the fund does not price its shares, the value of the securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Operational risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such
Prospectus October 1, 2019	103	Fund Details

plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund, or other market participants.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described below under “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Country concentration risk. To the extent that the fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the fund’s performance.
Futures risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed the fund’s initial investment in such contracts.
US tax risk. A fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, should the Chinese government impose restrictions on the fund’s ability to repatriate funds associated with direct investments in A-Shares, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code. If the fund fails to satisfy the distribution requirements necessary to qualify for treatment as a RIC for any taxable year, the fund would be treated as a corporation subject to US federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level. If the fund fails to satisfy a separate distribution requirement, it will be subject to a fund-level excise tax. These fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.
Tax risk. The fund’s exposure to China A-Shares investments through its Underlying Fund or Funds (i.e., primarily through the Underlying Fund) may be less tax efficient than a direct investment in A-Shares. The fund will not be able to offset its taxable income and gains with losses incurred by an Underlying Fund, because the Underlying Fund is treated as a corporation for US federal income tax purposes. The fund’s sales of shares in an Underlying Fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders.
Further, certain losses recognized on sales of shares in an Underlying Fund may be deferred under the wash sale rules. Any loss realized by the fund on a disposition of shares in an Underlying Fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long- term capital gain with respect to the Underlying Fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by an Underlying Fund will be treated as ordinary dividends when distributed to a fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders. If the Chinese government imposes restrictions on an Underlying Fund’s ability to repatriate funds associated with investment in A-Shares, the Underlying Fund could fail to qualify for US federal income tax treatment as a regulated investment company. Under those circumstances, an Underlying Fund would
Prospectus October 1, 2019	104	Fund Details

be subject to tax as a regular corporation, and the fund would not be able to treat non-US income taxes paid by the Underlying Fund as paid by the fund’s shareholders.
Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for an Underlying Fund. Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of an Underlying Fund’s investments in A-Shares through HGI’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, an Underlying Fund is generally subject to a tax of 10% on any dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land- rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. An underlying fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on an Underlying Fund’s return could be substantial. An Underlying Fund may also be liable to the Sub-Advisor for any tax that is imposed on the Sub-Advisor by the PRC with respect to the Underlying Fund’s investments. If an Underlying Fund’s direct investments in A-Shares through the Sub-Advisor’s RQFII quota become subject to repatriation restrictions, the Underlying Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the fund for obligations of an RQFII, such as HGI or in the future, the Advisor. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor is also uncertain. Finally, it is whether an RQFII would also be eligible for PRC BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected.
However, the imposition of such taxes on an Underlying Fund could have a material adverse effect on a fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the BT with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to an Underlying Fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments, an Underlying Fund could be subject to withholding tax liability in excess of the amount reserved. The impact of any such tax liability on the fund’s return could be substantial. An Underlying Fund will be liable to HGI for any Chinese tax that is imposed on HGI with respect to the Underlying Fund’s investments.
Investments in swaps and other derivatives may be subject to special US federal income tax rules that could adversely affect the character, timing and amount of income earned by the fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the fund may be required to periodically adjust its positions in its swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares. For example, swaps in which the fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act, which may increase the likelihood that the fund will generate short- term capital gains. In addition, because the application of special tax rules to the fund and its investments may be uncertain, it is possible that the manner in which they are applied by the fund may be determined to be incorrect. In that event, the fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional US tax liability. The fund may make investments, both directly and through swaps or other derivative positions, in companies classified as controlled foreign corporations (“CFCs”) or passive foreign investment companies (“PFICs”) for US federal income tax purposes. Investments in CFCs and PFICs are subject to special tax rules which may result in adverse tax consequences to the fund and its shareholders.
The sale or other transfer by the Advisor of B-Shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. The Advisor will not be subject to PRC Stamp Duty when it acquires B-Shares.
To the extent the fund invests in swaps linked to A-Shares, such investments may be less tax-efficient for US tax purposes than a direct investment in A-Shares. Any tax
Prospectus October 1, 2019	105	Fund Details

liability incurred by the swap counterparty may be passed on to the fund. When the fund sells a swap on A-Shares, the sale price may take into account of the RQFII’s tax liability imposed under Chinese law.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events, and securities lending in general, could trigger adverse tax consequences for the fund and its investors. For example, if the fund loans its securities, the fund and its investors may lose the ability to treat certain fund distributions associated with those securities as qualified dividend income.
Leveraging Risk. The fund’s investment in futures contracts and other derivative instruments provide leveraged exposure. The fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The use of derivatives and other similar financial instruments may at times be an integral part of the fund’s investment strategy and may expose the fund to potentially dramatic losses (or gains) in the value of a derivative or other financial instruments and, thus, in the value the fund’s portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower a fund’s return.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
■	Each of the policies described herein, including the investment objective and 80% investment policies of each fund, constitutes a non-fundamental policy that may be changed by the Board without shareholder approval. Each fund’s 80% investment policies require 60 days’ prior written notice to shareholders before they can be changed. Certain fundamental policies of each fund are set forth in the SAI.
■	Because each fund seeks to track its Underlying Index, no fund invests defensively and each fund will not invest in money market instruments or other short-term investments as part of a temporary defensive strategy to protect against potential market declines.
■	Each fund may borrow money up to 33 1/3%of the value of its total assets (including the amount borrowed) from banks as permitted by the 1940 Act. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
■	Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF may borrow money under a credit facility to the extent necessary for temporary or emergency purposes, including the funding of shareholder redemption requests, trade settlements, and as necessary to distribute to shareholders any income necessary to maintain a fund’s status as a regulated investment company (“RIC”).
■	From time to time a third party, the Advisor and/or its affiliates may invest in a fund and hold its investment for a specific period of time in order for a fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of a fund would be maintained at such levels. In order to comply with applicable law, it is possible that the Advisor or its affiliates, to the extent they are invested in a fund, may be required to redeem some or all of their ownership interests in a fund prematurely or at an inopportune time.
■	Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. If a trading halt or unanticipated early closing of a stock exchange occurs, a shareholder may be unable to purchase or sell shares of each fund. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged or that shares will trade with any volume, or at all, in any secondary market. As with all other exchange traded securities, shares may be sold short and may experience increased volatility and price decreases associated with such trading activity.
■	From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund. For example, a fund may be used as an underlying investment for other registered investment companies.
Prospectus October 1, 2019	106	Fund Details

Portfolio Holdings Information
A description of the Trust’s policies and procedures with respect to the disclosure of each fund’s portfolio securities is available in each fund’s SAI. The top holdings of each fund can be found at www.Xtrackers.com. Fund fact sheets provide information regarding each fund’s top holdings and may be requested by calling 1-855-329-3837 (1-855-DBX-ETFS).
Who Manages and Oversees the Funds
The Investment Advisor
DBX Advisors LLC (“Advisor”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor (or a subadvisor, if applicable, under the oversight of the Advisor) makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.
The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. Founded in 2010, the Advisor managed approximately $13.7 billion in 38 operational exchange-traded funds, as of July 1, 2019.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including the Advisor and other affiliated investment advisors.
DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well- resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the US.
Subadvisor for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Harvest Global Investments Limited (“HGI”), the subadvisor for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, is located at 31/F One Exchange Square, 8 Connaught Place, Central, Hong Kong.
HGI is a SEC registered investment advisor and serves as the investment subadvisor for the funds and, subject to the supervision of the Advisor and the Trust’s Board, is responsible for the investment management of the funds.
Management Fee. Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the payments to the subadvisor (as applicable), the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to each fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers MSCI China A Inclusion Equity ETF	0.60%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Xtrackers MSCI All China Equity ETF	0.50%
For Xtrackers MSCI All China Equity ETF, to the extent the fund invests in the shares of an affiliated fund, the Advisor has contractually agreed, until November 14, 2021, to waive fees and/or reimburse the fund’s expenses to limit the fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the acquired fund’s fees and expenses attributable to the fund’s investments in the affiliated funds. In addition, the Advisor has contractually agreed, until September 30, 2020, to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the fund from exceeding 0.50% of the fund’s average daily net assets. These agreements may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
A discussion regarding the basis for the Board's approval of each fund’s Investment Advisory Agreement is contained in the most recent annual report for the annual period ended May 31. For information on how to obtain shareholder reports, see the back cover.
Prospectus October 1, 2019	107	Fund Details

Multi-Manager Structure. The Advisor and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Advisor to enter into investment sub-advisory agreements with unaffiliated and wholly-owned subadvisors without obtaining shareholder approval. The Advisor, subject to the review and approval of the Board, selects subadvisors for each fund and supervises, monitors and evaluates the performance of the subadvisor.
The Order also permits the Advisor, subject to the approval of the Board, to replace subadvisors and amend investment subadvisory agreements, including fees, without shareholder approval whenever the Advisor and the Board believe such action will benefit a fund and its shareholders. The Advisor thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of subadvisors as well as the discretion to terminate any subadvisor and reallocate a fund’s assets for management among any other subadvisor(s) and itself. This means that the Advisor is able to reduce the subadvisory fees and retain a larger portion of the management fee, or increase the subadvisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Advisor is not required to disclose its contractual fee arrangements with any subadvisor. The Advisor compensates a subadvisor out of its management fee.
Management
Xtrackers Harvest CSI 300 China A-Shares ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined HGI in 2018, with eight years of financial industry experience. Prior to joining HGI, he was a portfolio manager in DWS and Creditease. Prior to that, he worked in Value Partners Limited (Hong Kong) to develop quantitative strategy and managed ETF and quantitative portfolios.
■	MSc in Financial Mathematics and Statistics, Hong Kong University of Science and Technology; MPhil and BSc in Physics, The Chinese University of Hong Kong.
■	CFA Charterholder and FRM holder.
Tom Chan, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined HGI in 2018, with five years of financial industry experience, including ETF portfolio management and quantitative strategies development. Prior to joining HGI, he was a Senior Analyst in Value Partners and Analyst in Conning Asia Pacific.
■	BS in Quantitative Finance and Risk Management Science, The Chinese University of Hong Kong.
■	CFA Charterholder.
Xtrackers MSCI China A Inclusion Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2015.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Prospectus October 1, 2019	108	Fund Details

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.
Kevin Sung, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined HGI in 2018, with eight years of financial industry experience. Prior to joining HGI, he was a portfolio manager in DWS and Creditease. Prior to that, he worked in Value Partners Limited (Hong Kong) to develop quantitative strategy and managed ETF and quantitative portfolios.
■	MSc in Financial Mathematics and Statistics, Hong Kong University of Science and Technology; MPhil and BSc in Physics, The Chinese University of Hong Kong.
■	CFA Charterholder and FRM holder.
Tom Chan, CFA, employee of HGI. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined HGI in 2018, with five years of financial industry experience, including ETF portfolio management and quantitative strategies development. Prior to joining HGI, he was a Senior Analyst in Value Partners and Analyst in Conning Asia Pacific.
■	BS in Quantitative Finance and Risk Management Science, The Chinese University of Hong Kong.
■	CFA Charterholder.
Xtrackers MSCI All China Equity ETF
The following Portfolio Managers are primarily responsible for the day-to-day management of the fund. Each Portfolio Manager functions as a member of a portfolio management team.
Bryan Richards, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
■	Joined DWS in 2011 with 11 years of industry experience. Prior to his current role, he served as the primary portfolio manager for the PowerShares DB Commodity ETFs until their sale in 2015. Prior to joining DWS, he served as an equity analyst for Fairhaven Capital LLC, a long/short equity fund, and at XShares Advisors, an ETF issuer based in New York.
■	Head of Passive Portfolio Management, Americas: New York.
■	BS in Finance, Boston College.
Patrick Dwyer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined DWS in 2016 with 16 years of industry experience. Prior to joining DWS, he was the head of Northern Trust’s Equity Index, ETF, and Overlay portfolio management team in Chicago, managing portfolios for North American based clients. His time at Northern Trust included working in New York, Chicago, and in Hong Kong building a portfolio management desk. Prior to joining Northern Trust in 2003, he participated in the Deutsche Asset Management graduate training program. He rotated through the domestic fixed income and US structured equity fund management groups.
■	Lead Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Rutgers University.
Shlomo Bassous, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2017 with 13 years of industry experience. Prior to joining DWS, Mr. Bassous worked at Northern Trust where he filled a variety of operational functions supporting portfolio management. In 2010 he began managing equity portfolios on behalf of institutional clients across a variety of global benchmarks. Before joining Northern Trust in 2007, he worked at The Bank of New York Mellon and Morgan Stanley in a variety of roles supporting equity trading and portfolio management.
■	Equity Portfolio Manager, US Passive Equities: New York.
■	BS in Finance, Yeshiva University.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
Prospectus October 1, 2019	109	Fund Details

Investing in the Funds
Additional shareholder information, including how to buy and sell shares of a fund, is available free of charge by calling toll-free: 1-855-329-3837 (1-855-DBX-ETFS) or visiting our website at www.Xtrackers.com.
Buying and Selling Shares
Shares of a fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of a fund purchased on an exchange. Buying or selling fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a fund based on its trading volume and market liquidity, and is generally lower if a fund has a lot of trading volume and market liquidity and higher if a fund has little trading volume and market liquidity.
Shares of a fund may be acquired or redeemed directly from a fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an AP may engage in creation or redemption transactions directly with a fund. Once created, shares of a fund generally trade in the secondary market in amounts less than a Creation Unit.
The Board has evaluated the risks of market timing activities by a fund’s shareholders. The Board noted that shares of a fund can only be purchased and redeemed directly from the fund in Creation Units by APs and that the vast majority of trading in a fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a fund and increased transaction costs, which could negatively impact a fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a fund’s shares trade at or close to NAV. In addition, a fund imposes both fixed and variable transaction fees on purchases and redemptions of fund shares to cover the custodial and other costs incurred by a fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a fund it is not necessary to adopt policies and procedures to detect and deter market timing of a fund’s shares.
The national securities exchange on which a fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The 1940 Act imposes certain restrictions on investments by registered investment companies in the securities of other investment companies, such as the funds. Registered investment companies, except as noted below, are permitted to invest in a fund beyond applicable 1940 Act limitations, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Xtrackers MSCI All China Equity ETF, because the fund operates as a “fund-of-funds” by investing in the Xtrackers China A-Shares ETFs.
Shares of a fund trade on the exchange and under the ticker symbol as shown in the table below.

Prospectus October 1, 2019	110	Investing in the Funds

Fund name	Ticker Symbol	Stock Exchange
Xtrackers Harvest CSI 300 China A-Shares ETF	ASHR	NYSE Arca, Inc.
Xtrackers MSCI China A Inclusion Equity ETF	ASHX	NYSE Arca, Inc.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	ASHS	NYSE Arca, Inc.
Xtrackers MSCI All China Equity ETF	CN	NYSE Arca, Inc.
Book Entry
Shares of a fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of a fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices
The trading prices of a fund’s shares in the secondary market generally differ from a fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of a fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which a fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a fund. The quotations of certain fund holdings may not be updated during US trading hours if such holdings do not trade in the US. Each fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value
The NAV of each fund is generally determined once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. NAV is calculated by deducting all of the fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.
The value of each fund’s portfolio securities is based on the securities’ closing price on local markets when available. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Debt securities’ values are based on price quotations or other equivalent indications of value provided by a third-party pricing service. Any such third-party pricing service may use a variety of methodologies to value some or all of a fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by a fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. In certain cases, some of a fund’s debt securities may be valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Money market securities maturing in 60 days or less will be valued at amortized cost. The approximate value of shares of the applicable fund, an amount representing on a per share basis the sum of the current value of the deposit securities based on their then current market price and the estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. Foreign currency exchange rates with respect to each fund’s non-U.S. securities are generally determined as of 4:00 p.m., London time. As the respective international local markets close, the market value of the portfolio securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15
Prospectus October 1, 2019	111	Investing in the Funds

second intervals. Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each fund are determined as of such earlier times. The value of each Underlying Index will not be calculated and disseminated intra-day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. In addition, the value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of the valuation as quoted by one or more data service providers. Use of a rate different from the rate used by the Index Provider may adversely affect a fund’s ability to track its Underlying Index.
If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s Underlying Index. This may adversely affect a fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.
Creations and Redemptions
Prior to trading in the secondary market, shares of the funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), subject to acceptance by the Transfer Agent. Only an AP may create or redeem Creation Units. With respect to Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and Xtrackers MSCI China A
Inclusion Equity ETF, Creation Units generally are issued and redeemed in exchange for a specified amount of cash totaling the NAV of the Creation Units. With respect to Xtrackers MSCI All China Equity ETF, Creation Units are principally issued and redeemed in exchange for a specific basket of securities approximating the holdings of the applicable fund and a designated amount of cash. Creation Units may also be issued and redeemed in exchange for a specified amount of cash totaling the NAV of the Creation Units. Except when aggregated in Creation Units, shares are not redeemable by the fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.
Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.
Each fund intends to comply with the US federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“1933 Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the 1933 Act, will not be able to receive fund securities that are restricted securities eligible for resale under Rule 144A.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, are generally declared and paid at least annually by each fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of a fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from a fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is
Prospectus October 1, 2019	112	Investing in the Funds

available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your investment in shares of a fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of a fund.
Unless your investment in fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when a fund makes distributions or you sell fund shares.
Taxes on Distributions
Distributions from a fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to non-corporate shareholders as long-term capital gains, which are subject to reduced maximum tax rates, regardless of how long the shareholders have held the fund’s shares. Distributions by a fund that qualify as qualified dividend income are taxable to non-corporate shareholders at long-term capital gain rates. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
If certain holding period requirements are met, qualified dividend income received by a fund may be eligible to be treated as qualified dividend income when distributed to non-corporate shareholders. Generally, qualified dividend income includes dividend income from taxable US corporations and qualified non-US corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-US corporation means any non-US corporation that is eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The PRC has such a treaty with the US Dividends from PFICs are not qualified dividend income.
In general, your distributions are subject to US federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and generally as a capital gain thereafter. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are neither a resident nor a citizen of the United States or if you are a non-US entity, a fund’s ordinary income dividends (which include distributions of net short- term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-US shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the fund.
As noted above, investment income earned by a fund may be subject to non-US taxes; in particular, taxes imposed by China. If, as is expected, more than 50% of the total assets of the fund at the close of a year consist of non-US stocks or securities, the fund may elect, for US federal income tax purposes, to treat certain non-US income taxes (including withholding taxes) paid (or deemed paid) by the fund as paid by its shareholders. This means that you would be considered to have received as additional gross income (potentially subject to US withholding tax for non-US shareholders) your share of such non-US taxes, but you may, in such case, be entitled to either a tax deduction in calculating your taxable income, or a credit in calculating your US federal income tax. Your ability to use foreign tax credits is subject to certain generally applicable limitations as further described in the SAI.
If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes when Shares are Sold
Currently, any capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the
Prospectus October 1, 2019	113	Investing in the Funds

extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The foregoing discussion summarizes some of the consequences under current US federal tax law of an investment in a fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a fund under all applicable tax laws.
Authorized Participants and the Continuous Offering of Shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of a fund and the Advisor may purchase and resell fund shares pursuant to this prospectus.
Transaction Fees
APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.
Fund Name	Fee Paid
Xtrackers Harvest CSI 300 China A-Shares ETF	$4,200
Xtrackers MSCI China A Inclusion Equity ETF	$3,200
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	$4,750
Xtrackers MSCI All China Equity ETF	$2,800
Distribution
The Distributor distributes Creation Units for each fund on an agency basis. The Distributor does not maintain a secondary market in shares of a fund. The Distributor has no role in determining the policies of a fund or the securities that are purchased or sold by a fund. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
The Advisor and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to a fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Advisor and/or its affiliates may compensate financial representatives for providing a fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of a fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting the Advisor and/ or its affiliates access to the financial representative’s sales force; granting the Advisor and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information
Prospectus October 1, 2019	114	Investing in the Funds

on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in a fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the Statement of Additional Information).
It is possible that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of a fund to their customers. However, the Advisor will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Premium/Discount Information
Information regarding how often shares of each fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each fund during the past calendar year can be found at www.Xtrackers.com.
Prospectus October 1, 2019	115	Investing in the Funds

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s Annual Report (see “For More Information” on the back cover).
Xtrackers Harvest CSI 300 China A-Shares ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$29.56	$25.84	$23.74	$49.93	$21.98
Income (loss) from investment operations:
Net investment income (loss)[a]	0.22	0.25	0.30	0.43	0.09
Net realized and unrealized gain (loss)	(3.22)	3.73	1.97	(18.19)	27.96
Total from investment operations	(3.00)	3.98	2.27	(17.76)	28.05
Less distributions from:
Net investment income	—	(0.26)	(0.17)	(0.33)	(0.10)
Net realized gains	(0.29)	—	—	(8.10)	—
Total distributions	(0.29)	(0.26)	(0.17)	(8.43)	(0.10)
Net Asset Value, end of year	$26.27	$29.56	$25.84	$23.74	$49.93
Total Return (%)	(10.02)	15.38	9.62	(38.10)	127.82
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	1,449	686	367	326	1,410
Ratio of expenses (%)	0.65	0.66	0.67	0.80	0.80
Ratio of net investment income (loss) (%)	0.87	0.82	1.24	1.27	0.26
Portfolio turnover rate (%)[b]	81	65	68	159	58
a	Based on average shares outstanding during the period.
b	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2019	116	Financial Highlights

Xtrackers MSCI China A Inclusion Equity ETF
	Years Ended May 31,			Period Ended
	2019	2018	2017	5/31/2016[e]
Selected Per Share Data
Net Asset Value, beginning of period	$20.80	$19.53	$21.86	$25.00
Income (loss) from investment operations:
Net investment income (loss)[a]	0.15	0.52	0.29	0.40
Net realized and unrealized gain (loss)	(2.03)	1.30	1.05	(2.80)
Total from investment operations	(1.88)	1.82	1.34	(2.40)
Less distributions from:
Net investment income	(0.17)	(0.55)	(2.82)	(0.74)
Net realized gains	—	—	(0.85)	—
Total distributions	(0.17)	(0.55)	(3.67)	(0.74)
Net Asset Value, end of period	$18.75	$20.80	$19.53	$21.86
Total Return (%)[b]	(8.91)	9.12	6.42[f]	(10.01)**
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	83	2	3	2
Ratio of expenses before fee waiver (%)[c]	0.60	0.70	0.72	1.25***
Ratio of expenses after fee waiver (%)[c]	0.60	0.05	0.05	0.45***
Ratio of net investment income (loss) (%)	0.75	2.38	1.41	2.92*
Portfolio turnover rate (%)[d]	180	3	6	4**
a	Based on average shares outstanding during the period.
b	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
e	For the period October 20, 2015 (commencement of operations) through May 31, 2016.
f	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.41%.
*	Annualized.
**	Not Annualized.
***	Annualized. Includes excise tax expense that is not annualized.
Prospectus October 1, 2019	117	Financial Highlights

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$32.53	$31.36	$33.00	$65.42	$25.70
Income (loss) from investment operations:
Net investment income (loss)[a]	0.20	0.04	(0.03)	(0.05)	(0.12)
Net realized and unrealized gain (loss)	(6.80)	1.13	(1.61)	(28.91)	40.05
Total from investment operations	(6.60)	1.17	(1.64)	(28.96)	39.93
Less distributions from:
Net investment income	—	—	—	(0.17)	(0.04)
Net realized gains	—	—	—	(3.29)	(0.17)
Total distributions	—	—	—	(3.46)	(0.21)
Net Asset Value, end of year	$25.93	$32.53	$31.36	$33.00	$65.42
Total Return (%)	(20.29)	3.73	(4.97)	(45.37)	155.99
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	74	24	20	21	82
Ratio of expenses (%)	0.65	0.65	0.67	0.80	0.80
Ratio of net investment income (loss) (%)	0.74	0.10	(0.09)	(0.11)	(0.30)
Portfolio turnover rate (%)[b]	16	29	51	215	131
a	Based on average shares outstanding during the period.
b	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Xtrackers MSCI All China Equity ETF
	Years Ended May 31,
	2019	2018	2017	2016	2015
Selected Per Share Data
Net Asset Value, beginning of year	$37.78	$30.54	$28.36	$46.01	$25.51
Income (loss) from investment operations:
Net investment income (loss)[a]	0.36	0.79	0.91	2.15	0.32
Net realized and unrealized gain (loss)	(6.42)	6.75	4.26	(15.46)	20.58
Total from investment operations	(6.06)	7.54	5.17	(13.31)	20.90
Less distributions from:
Net investment income	(0.59)	(0.30)	(2.99)	(4.34)	(0.35)
Net realized gains	—	—	—	—	(0.05)
Total distributions	(0.59)	(0.30)	(2.99)	(4.34)	(0.40)
Net Asset Value, end of year	$31.13	$37.78	$30.54	$28.36	$46.01
Total Return (%)[b]	(15.89)	24.71	20.03	(29.80)	82.48
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of year ($ millions)	227	36	5	7	18
Ratio of expenses before fee waiver (%)[c]	0.50	0.60	0.60	0.60	0.60
Ratio of expenses after fee waiver (%)[c]	0.28	0.36	0.35	0.26	0.26
Ratio of net investment income (loss) (%)	1.07	2.10	3.10	6.46	0.94
Portfolio turnover rate (%)[d]	102	3	7	36	20
a	Based on average shares outstanding during the period.
b	Total Return would have been lower if certain expenses had not been reimbursed by the Advisor.
c	The Fund invests in other ETFs and indirectly bears its proportionate shares of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not included these indirect fees and expenses.
d	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
Prospectus October 1, 2019	118	Financial Highlights

Appendix
Index Providers and Licenses
CSI, a leading index provider in China, is a joint venture between the SSE and the SZSE that specializes in the creation of indices and index-related services. CSI is not affiliated with the Trust, the Advisor, the Subadvisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
MSCI, Inc. (“MSCI”) is a leading provider of global indexes and benchmark related products and services to investors worldwide. MSCI is not affiliated with the Trust, the Advisor, The Bank of New York Mellon, the Distributor or any of their respective affiliates.
The Advisor has entered into a license agreement with CSI and MSCI to use each Underlying Index. The Advisor has also entered into a license agreement with a broker-dealer for the use of certain customized analytical data. All license fees are paid by the Adviser out of its own resources and not the assets of the Fund.
Disclaimers
Shares of the funds are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the funds as licensee, licensee’s customers and counterparties, owners of the shares of the funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The Advisor does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the Advisor shall have no liability for any errors, omissions or interruptions therein.
The Advisor makes no warranty, express or implied, to the owners of shares of the funds or to any other person or entity, as to results to be obtained by the funds from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
Shares of the funds are not sponsored, endorsed, sold or promoted by CSI or any affiliate of CSI and CSI bears no liability with respect to the funds or any security. The Underlying Index of Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF is compiled and calculated by CSI. CSI will apply all necessary means to ensure the accuracy of the Underlying Index. However, none of CSI, the SSE nor the SZSE shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Index and none of CSI, the SSE nor the SZSE shall be under any obligation to advise any person of any error therein. All rights in Underlying Index vests in CSI. Neither the publication of the Underlying Index by CSI nor the granting of a license regarding the Underlying Index as well
Prospectus October 1, 2019	119	Appendix

as the Index Trademark for the utilization in connection with the funds, which derived from the Underlying Indexes, represents a recommendation by CSI for a capital investment or contains in any manner a warranty or opinion by CSI with respect to the attractiveness on an investment in the funds.
XTRACKERS MSCI ALL CHINA EQUITY ETF AND XTRACKERS MSCI CHINA A INCLUSION EQUITY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUNDS OR THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALLWARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.
Prospectus October 1, 2019	120	Appendix

FOR MORE INFORMATION:
1-855-329-3837 (1-855-DBX-ETFS)
Copies of the prospectus, SAI and recent shareholder reports, when available, can be found on our website at www.Xtrackers.com. For more information about a fund, you may request a copy of the SAI. The SAI provides detailed information about a fund and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
If you have any questions about the Trust or shares of a fund or you wish to obtain the SAI or shareholder report free of charge, please:
Call:	1-855-329-3837 or 1-855-DBX-ETFS (toll free) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern time) E-mail: dbxquestions@list.db.com
Write:	DBX ETF Trust c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
Information about a fund (including the SAI), reports and other information about a fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
No person is authorized to give any information or to make any representations about a fund and their shares not contained in this prospectus and you should not rely on any other information. Read and keep the prospectus for future reference.
Investment Company Act File No.: 811-22487
(10/01/19) CHINA-1

Statement of Additional Information
October 1, 2019
DBX ETF TRUST

Xtrackers International Real Estate ETF
NYSE Arca, Inc.: HAUZ
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the fund dated October 1, 2019, as supplemented, a copy of which may be obtained without charge by calling 1-855-329-3837 (1-855-DBX-ETFS); by visiting www.Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Report to Shareholders of the fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNYM” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 345 Park Avenue, New York, New York 10154
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“ETF” – exchange-traded fund
“Exchange” – NYSE Arca, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036
“fund” or “series” – Xtrackers International Real Estate ETF
“Independent Board Members”– Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, 5 Times Square, New York, New York 10036
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“S&P” – S& P Global Ratings, an NRSRO
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with the fund and the Advisor’s commitment to pay substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“funds” – the US registered investment companies advised by DBX

I-1

Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act.
Effective August 11, 2014, the Board of Trustees approved changes to the name of the fund. db X-trackers MSCI Asia Pacific ex Japan Hedged Equity Fund was renamed Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF. Effective October 2, 2017, the Board of Trustees approved changes to the name of the fund. Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF was renamed Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF. Effective February 22, 2019, Xtrackers MSCI Asia Pacific ex Japan Hedged Equity ETF was renamed Xtrackers International Real Estate ETF.
Management of the Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in the fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding the fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by the fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in Part I— Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
The fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of the fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which the fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
I-2

Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers International Real Estate ETF is classified as a diversified fund.
Currently, under the 1940 Act, for a fund to be classified as a diversified investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.
As a matter of fundamental policy, the fund may not do any of the following:
(1)	concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)	borrow money, except that (i) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)	issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)	make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)	purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent the fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the fund’s investment objectives and policies); or
(6)	engage in the business of underwriting securities issued by other persons except, to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from
I-3

issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of the fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, the fund may not do any of the following:
(1)	sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)	purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)	purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)	invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities); and
(5)	invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
The fund has adopted a non-fundamental investment policy such that the fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in the fund is contained in Part II— Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of the fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York 10036. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The independent registered public accounting firm audits the financial statements of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
I-4

The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated May 31, 2019, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
Additional Information
For information on exchange, CUSIP numbers and fund fiscal year end information, see Part I—Appendix I-I.
I-5

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in the fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in the fund and in Xtrackers funds as of December 31, 2018.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers International Real Estate ETF
Independent Board Member:
Stephen R. Byers	None
George O. Elston	None
J. David Officer	None
Interested Board Member:
Michael Gilligan	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	$50,001 - $100,000
George O. Elston	None
J. David Officer	$10,001 - $50,000
Interested Board Member:
Michael Gilligan	None
(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to the fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2018. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor (including Deutsche Bank AG and DWS Group) or the Distributor.
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 30, 2019, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.
I-6

Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of the fund’s shares as of August 30, 2019:
Xtrackers International Real Estate ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423E Lincoln Drive Phoenix, AZ 85016-1215	97.25%
I-7

Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairman is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute a super-majority of the Board, the role of the committee chairmen (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF, which is managed to track the performance of a specified index.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
I-8

Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3	The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s Independent Registered Public Accounting Firm; (ii) review the scope of the Independent Registered Public Accounting Firm’s audit activity; (iii) review the audited financial statements; and (iv) review with such Independent Registered Public Accounting Firm the adequacy and the effectiveness of the Trust’s internal controls.	George O. Elston (Chairman), Stephen R. Byers and J. David Officer
NOMINATING COMMITTEE	0	The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for Board Members from shareholders. Nominations from shareholders should be in writing and sent to the Board, to the attention of the Chairman of the Nominating Committee, as described in Part II SAI Appendix II-A under the caption “Shareholder Communications to the Board.”	J. David Officer (Chairman), Stephen R. Byers and George O. Elston
I-9

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairman. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2018.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$169,500
George O. Elston(3)	$154,500
J. David Officer	$144,500
Interested Board Member:
Michael Gilligan	None
(1)	For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 38 funds as of December 31, 2018.
(2)	Includes $25,000 in annual retainer fees received by Mr. Byers as Chairman of the Xtrackers funds.
(3)	Includes $15,000 in annual retainer fees received by Mr. Elston as Chairman of the Audit Committee.
I-10

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.
Xtrackers International Real Estate ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Conflicts of Interest
In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.
Xtrackers International Real Estate ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,963,028,857	0	$0
Patrick Dwyer	25	$8,714,271,962	0	$0
Shlomo Bassous	25	$8,714,271,962	0	$0
Xtrackers International Real Estate ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
I-11

Xtrackers International Real Estate ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.
I-12

Part I: Appendix I-E—Service Provider Compensation
Under the fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers International Real Estate ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2019(1)	$24,021	$1,086
2018	$22,131	$0
2017(2)	$25,144	$0
(1) Effective February 22, 2019, the Advisor’s Unitary Advisory Fee rate was reduced from 0.60% to 0.12% of the fund’s average daily net assets.
(2) TDAM USA Inc., the fund’s Subadvisor through November 16, 2016, received $833.
The following waiver is in effect:
The Advisor has contractually agreed, through September 30, 2020, to waive a portion of its Unitary Advisory Fee to the extent necessary to prevent the operating expenses of the fund from exceeding 0.10% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
I-13

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to the fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by the fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2019	2018
Xtrackers International Real Estate ETF	43%	24%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers International Real Estate ETF	2019(1)	$3,328
	2018	$282
	2017	$472
(1) The increase in brokerage commissions from 2018 to 2019 is principally due to a change in the fund’s Underlying Index, resulting in higher levels of trading.
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of the fund whose securities the fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers International Real Estate ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
I-14

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-E.
Xtrackers International Real Estate ETF
Borrowing
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments
I-15

Part I: Appendix I-H—Securities Lending Activities
Pursuant to an agreement between the fund and BNYM, BNYM is responsible for the administration and management of the fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.
The dollar amounts of income and fees and compensation paid to all service providers related to the fund that participated in securities lending activities during the fiscal year ended May 31, 2019 were as follows:
Securities Lending Activities – Income and Fees for Fiscal Year 2019
Xtrackers International Real Estate ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$2,175
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$171
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$1,028
Rebate (from borrower)	$1,332
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$132
Net income from securities lending activities	$2,308
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.
I-16

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers International Real Estate ETF	NYSE Arca, Inc.	233051846
Fiscal Year End: 5/31
I-17

Statement of Additional Information
October 1, 2019
DBX ETF TRUST

Xtrackers MSCI Emerging Markets Hedged Equity ETF NYSE Arca, Inc.: DBEM
Xtrackers MSCI EAFE Hedged Equity ETF NYSE Arca, Inc.: DBEF
Xtrackers MSCI Germany Hedged Equity ETF NYSE Arca, Inc.: DBGR
Xtrackers MSCI Japan Hedged Equity ETF NYSE Arca, Inc.: DBJP
Xtrackers MSCI Europe Hedged Equity ETF NYSE Arca, Inc.: DBEU
Xtrackers MSCI All World ex US Hedged Equity ETF NYSE Arca, Inc.: DBAW
Xtrackers MSCI South Korea Hedged Equity ETF NYSE Arca, Inc.: DBKO
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF NYSE Arca, Inc.: HDAW
Xtrackers MSCI EAFE High Dividend Yield Equity ETF NYSE Arca, Inc.: HDEF
Xtrackers Eurozone Equity ETF Cboe BZX Exchange, Inc.: EURZ
Xtrackers MSCI Eurozone Hedged Equity ETF NYSE Arca, Inc.: DBEZ
Xtrackers Japan JPX-Nikkei 400 Equity ETF NYSE Arca, Inc.: JPN
Xtrackers MSCI Latin America Pacific Alliance ETF NYSE Arca, Inc.: PACA

This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated October 1, 2019, as supplemented, a copy of which may be obtained without charge by calling 1-855-329-3837 (1-855-DBX-ETFS); by visiting www.Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNYM” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 345 Park Avenue, New York, New York 10154
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“ETF” – exchange-traded fund
“Exchange” – Cboe BZX Exchange, Inc. or NYSE Arca, Inc. as the context may require
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036
“fund” or “series” – Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, Xtrackers Eurozone Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF, Xtrackers Japan JPX-Nikkei 400 Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF as the context may require
“Independent Board Members”– Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, 5 Times Square, New York, New York 10036
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“S&P” – S& P Global Ratings, an NRSRO
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“funds” – the US registered investment companies advised by DBX
Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act.
Effective August 11, 2014, the Board of Trustees approved changes to the names of each fund currently comprising the Trust. db X-trackers MSCI Emerging Markets Hedged Equity Fund was renamed Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF; db X-trackers MSCI EAFE Hedged Equity Fund was renamed Deutsche X-trackers MSCI EAFE Hedged Equity ETF; db X-trackers MSCI Germany Hedged Equity Fund was renamed Deutsche X-trackers MSCI Germany Hedged Equity ETF; db X-trackers MSCI Japan Hedged Equity Fund was renamed Deutsche X-trackers MSCI Japan Hedged Equity ETF; db X-trackers MSCI Europe Hedged Equity Fund was renamed Deutsche X-trackers MSCI Europe Hedged Equity ETF; db X-trackers MSCI All World ex US Hedged Equity Fund was renamed Deutsche X-trackers MSCI All World ex US Hedged Equity ETF; and db X-trackers MSCI South Korea Hedged Equity Fund was renamed Deutsche X-trackers MSCI South Korea Hedged Equity ETF.
Effective October 2, 2017, the Board of Trustees approved changes to the names of each fund currently comprising the Trust. Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF was renamed Xtrackers MSCI Emerging Markets Hedged Equity ETF; Deutsche X-trackers MSCI EAFE Hedged Equity ETF was renamed Xtrackers MSCI EAFE Hedged Equity ETF; Deutsche X-trackers MSCI Germany Hedged Equity ETF was renamed Xtrackers MSCI Germany Hedged Equity; Deutsche X-trackers MSCI Japan Hedged Equity ETF was renamed Xtrackers MSCI Japan Hedged Equity ETF; Deutsche X-trackers MSCI Europe Hedged Equity ETF was renamed Xtrackers MSCI Europe Hedged Equity ETF; Deutsche X-trackers MSCI All World ex US Hedged Equity ETF was renamed Deutsche X-trackers MSCI All World ex US Hedged Equity ETF; Deutsche X-trackers MSCI South Korea Hedged Equity ETF was renamed Xtrackers MSCI South Korea Hedged Equity ETF; Deutsche X-trackers MSCI All World ex US High Dividend Yield
Hedged Equity ETF was renamed Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF; Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF; Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI Eurozone High Dividend Yield Hedged Equity ETF; Deutsche X-trackers MSCI Eurozone Hedged Equity ETF was renamed Xtrackers MSCI Eurozone Hedged Equity ETF; Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF was renamed Xtrackers Japan JPX-Nikkei 400 Equity ETF; and Deutsche X-trackers MSCI Latin America Pacific Alliance ETF was renamed Xtrackers MSCI Latin America Pacific Alliance ETF.
Effective October 27, 2017, Xtrackers MSCI Southern Europe Hedged Equity ETF was renamed Xtrackers Eurozone Equity ETF.
Effective February 13, 2018, Xtrackers MSCI All World ex US High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, and Xtrackers MSCI EAFE High Dividend Yield Hedged Equity ETF was renamed Xtrackers MSCI EAFE High Dividend Yield Equity ETF.
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I— Appendix I-A.

Portfolio Management
Information regarding each fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I— Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers MSCI Germany Hedged Equity ETF, Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers MSCI EAFE High Dividend Yield Equity ETF, Xtrackers Eurozone Equity ETF and Xtrackers MSCI Latin America Pacific Alliance ETF are classified as “non-diversified” under the 1940 Act. A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Xtrackers MSCI All World ex US Hedged Equity ETF, Xtrackers MSCI All World ex US High Dividend Yield Equity ETF, Xtrackers MSCI Europe Hedged Equity ETF, Xtrackers MSCI EAFE Hedged Equity ETF, Xtrackers MSCI Emerging Markets Hedged Equity ETF, Xtrackers MSCI Japan Hedged Equity ETF, Xtrackers MSCI Eurozone Hedged Equity ETF and Xtrackers Japan JPX-Nikkei 400 Equity ETF are classified as “diversified” under the 1940 Act.
Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain SEC staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders. In reliance on no-action relief furnished by the SEC, each fund may be diversified or non-diversified at any given time, based on the composition of the index that the fund seeks to track.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)	concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)	borrow money, except that (i) each fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)	issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)	make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)	purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each fund’s investment objectives and policies); or
(6)	engage in the business of underwriting securities issued by other persons except, to the extent that each fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, a fund may not do any of the following:
(1)	sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)	purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)	purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)	invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities); and
(5)	invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Each fund has adopted a non-fundamental investment policy such that each fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, each fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II— Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York 10036. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated May 31, 2019, are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.
Additional Information
For information on exchange, CUSIP numbers and fund fiscal year end information, see Part I—Appendix I-I.

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in Xtrackers funds as of December 31, 2018.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI EAFE Hedged Equity ETF	Xtrackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF
Independent Board Member:
Stephen R. Byers	None	None	$1 - $10,000	None	None
George O. Elston	None	None	None	None	None
J. David Officer	None	None	None	None	$10,001 - $50,000
Interested Board Member:
Michael Gilligan	None	None	None	None	None

Board Member	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI South Korea Hedged Equity ETF	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Independent Board Member:
Stephen R. Byers	None	None	None	None
George O. Elston	None	None	None	None
J. David Officer	None	None	None	None
Interested Board Member:
Michael Gilligan	None	None	None	None

Board Member	Xtrackers Eurozone Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF	Xtrackers Japan JPX Nikkei 400 Equity ETF	Xtrackers MSCI Latin America Pacific Alliance ETF
Independent Board Member:
Stephen R. Byers	None	None	None	None
George O. Elston	None	None	None	None
J. David Officer	None	None	None	None
Interested Board Member:
Michael Gilligan	None	None	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	$50,001 - $100,000
George O. Elston	None
J. David Officer	$10,001 - $50,000
Interested Board Member:
Michael Gilligan	None
(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2018. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor (including Deutsche Bank AG and DWS Group) or Distributor.
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 30, 2019, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of a fund’s shares as of August 30, 2019:

Xtrackers MSCI Emerging Markets Hedged Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	24.30%
American Enterprise Investment Services 901 3rd Ave. South Minneapolis, MN 55474	12.65%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	11.15%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.62%
UBS Financial Services Inc. 1000 Harbour Blvd. Weehawken, NJ 07086	8.37%
Xtrackers MSCI EAFE Hedged Equity ETF
Name and Address	Percentage Ownership
Goldman Sachs & Co. 30 Hudson Street Proxy Department Jersey City, NJ 07302	25.61%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	15.27%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.91%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	5.43%
American Enterprise Investment Services 901 3rd Ave. South Minneapolis, MN 55474	5.34%
Xtrackers MSCI Germany Hedged Equity ETF
Name and Address	Percentage Ownership
Bank of America 200 N. College Street Charlotte, NC 28255	31.25%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	13.42%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	6.96%

Name and Address	Percentage Ownership
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	5.86%
Xtrackers MSCI Japan Hedged Equity ETF
Name and Address	Percentage Ownership
JP Morgan Chase Bank 500 Stanton Christiana Road Newark, Delaware 19713	20.22%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	14.92%
UBS Financial Services Inc. 1000 Harbour Blvd. Weehawken, NJ 07086	6.97%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	6.88%
The Bank of New York Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	6.37%
Xtrackers MSCI Europe Hedged Equity ETF
Name and Address	Percentage Ownership
Citibank, N.A. 3800 Citibank Center Building B/1st Floor/Zone 8 Tampa, FL 33610-9122	20.89%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	17.04%
JP Morgan Chase Bank 500 Stanton Christiana Road Newark, Delaware 19713	7.96%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	5.97%
State Street Bank & Trust 1776 Heritage Dr. North Quincy, MA 02171	5.09%
Xtrackers MSCI All World ex US Hedged Equity ETF
Name and Address	Percentage Ownership
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson St. Jersey City, NJ 07302-3997	27.54%

Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	16.40%
RBC Capital Markets, LLC 60 S. 6th St – P09 Minneapolis, MN 55402-4400	13.10%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	7.78%
American Enterprise Investment Services 901 3rd Ave. South Minneapolis, MN 55474	5.27%
Xtrackers MSCI South Korea Hedged Equity ETF
Name and Address	Percentage Ownership
Bank of America 200 N. College Street Charlotte, NC 28255	19.90%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson St. Jersey City, NJ 07302-3997	17.51%
J.P. Morgan Clearing Corp. 500 Stanton Christiana Road Newark, Delaware 19713	16.67%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Floor Baltimore, MD 21231	10.39%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	7.39%
Interactive Brokers 8 Greenwich Office Park Greenwich, CT 06831	5.35%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Name and Address	Percentage Ownership
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	50.54%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	29.02%
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	11.54%

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	97.23%
Xtrackers Eurozone Equity ETF
Name and Address	Percentage Ownership
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	25.57%
Charles Schwab & Co., Inc. 2423E. Lincoln Drive Phoenix, AZ 85016-1215	22.70%
J.P. Morgan Clearing Corp. 500 Stanton Christiana Road Newark, Delaware 19713	16.87%
Bank of America 200 N. College Street Charlotte, NC 28255	11.38%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	9.04%
Xtrackers MSCI Eurozone Hedged Equity ETF
Name and Address	Percentage Ownership
Citibank, N.A. 3800 Citibank Center Building B/1st Floor/Zone 8 Tampa, FL 33610-9122	27.01%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	25.78%
Bank of America 200 N. College Street Charlotte, NC 28255	13.06%
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Fl. Baltimore, MD 21231	8.08%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson St. Jersey City, NJ 07302-3997	5.81%

Xtrackers Japan JPX Nikkei 400 Equity ETF
Name and Address	Percentage Ownership
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Fl. Baltimore, MD 21231	55.59%
The Bank of New York Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	6.89%
J.P. Morgan Clearing Corp. 500 Stanton Christiana Road Newark, Delaware 19713	5.84%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.64%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	5.28%
Xtrackers MSCI Latin America Pacific Alliance ETF
Name and Address	Percentage Ownership
UBS Securities LLC 1000 Harbour Blvd., 5th Fl. Weehawken, NJ 07086	95.00%

Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairman is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute a super-majority of the Board, the role of the committee chairmen (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF, which is managed to track the performance of a specified index.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3	The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s Independent Registered Public Accounting Firm; (ii) review the scope of the Independent Registered Public Accounting Firm’s audit activity; (iii) review the audited financial statements; and (iv) review with such Independent Registered Public Accounting Firm the adequacy and the effectiveness of the Trust’s internal controls.	George O. Elston (Chairman), Stephen R. Byers and J. David Officer
NOMINATING COMMITTEE	0	The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for Board Members from shareholders. Nominations from shareholders should be in writing and sent to the Board, to the attention of the Chairman of the Nominating Committee, as described in Part II SAI Appendix II-A under the caption “Shareholder Communications to the Board.”	J. David Officer (Chairman), Stephen R. Byers and George O. Elston

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairman. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2018.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$169,500
George O. Elston(3)	$154,500
J. David Officer	$144,500
Interested Board Member:
Michael Gilligan	None
(1)	For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 38 funds as of December 31, 2018.
(2)	Includes $25,000 in annual retainer fees received by Mr. Byers as Chairman of the Xtrackers funds.
(3)	Includes $15,000 in annual retainer fees received by Mr. Elston as Chairman of the Audit Committee.

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI EAFE Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI Germany Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI Japan Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI Europe Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0

Xtrackers MSCI All World ex US Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$1 - $10,000
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI South Korea Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers Eurozone Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI Eurozone Hedged Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0

Xtrackers Japan JPX-Nikkei 400 Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers MSCI Latin America Pacific Alliance ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,910,546,233	0	$0
Patrick Dwyer	25	$8,661,789,337	0	$0
Shlomo Bassous	25	$8,661,789,337	0	$0
Xtrackers MSCI EAFE Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$7,307,239,660	0	$0
Patrick Dwyer	25	$4,058,482,765	0	$0
Shlomo Bassous	25	$4,058,482,765	0	$0

Xtrackers MSCI Germany Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,999,658,515	0	$0
Patrick Dwyer	25	$8,750,901,619	0	$0
Shlomo Bassous	25	$8,750,901,619	0	$0
Xtrackers MSCI Japan Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,609,177,188	0	$0
Patrick Dwyer	25	$8,360,420,292	0	$0
Shlomo Bassous	25	$8,360,420,292	0	$0
Xtrackers MSCI Europe Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,173,353,782	0	$0
Patrick Dwyer	25	$7,924,596,886	0	$0
Shlomo Bassous	25	$7,924,596,886	0	$0
Xtrackers MSCI All World ex US Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,924,407,771	0	$0
Patrick Dwyer	25	$8,675,650,875	0	$0
Shlomo Bassous	25	$8,675,650,875	0	$0

Xtrackers MSCI South Korea Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$12,017,672,582	0	$0
Patrick Dwyer	25	$8,768,915,686	0	$0
Shlomo Bassous	25	$8,768,915,686	0	$0
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,999,181,178	0	$0
Patrick Dwyer	25	$8,750,424,282	0	$0
Shlomo Bassous	25	$8,750,424,282	0	$0
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,778,643,557	0	$0
Patrick Dwyer	25	$8,529,886,661	0	$0
Shlomo Bassous	25	$8,529,886,661	0	$0
Xtrackers Eurozone Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$12,020,763,846	0	$0
Patrick Dwyer	25	$8,772,006,951	0	$0
Shlomo Bassous	25	$8,772,006,951	0	$0

Xtrackers MSCI Eurozone Hedged Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,991,583,084	0	$0
Patrick Dwyer	25	$8,742,826,188	0	$0
Shlomo Bassous	25	$8,742,826,188	0	$0
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,993,156,881	0	$0
Patrick Dwyer	25	$8,744,399,986	0	$0
Shlomo Bassous	25	$8,744,399,986	0	$0
Xtrackers MSCI Latin America Pacific Alliance ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$12,020,379,171	0	$0
Patrick Dwyer	25	$8,771,622,276	0	$0
Shlomo Bassous	25	$8,771,622,276	0	$0
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0

Xtrackers MSCI EAFE Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI Germany Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI Japan Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI Europe Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0

Xtrackers MSCI All World ex US Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI South Korea Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0

Xtrackers Eurozone Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI Eurozone Hedged Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers MSCI Latin America Pacific Alliance ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0

Xtrackers MSCI Emerging Markets Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
Xtrackers MSCI EAFE Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
Xtrackers MSCI Germany Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
Xtrackers MSCI Japan Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0

Xtrackers MSCI Europe Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
Xtrackers MSCI All World ex US Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
Xtrackers MSCI South Korea Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
Xtrackers MSCI Eurozone Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
Xtrackers MSCI Eurozone Hedged Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0

Xtrackers MSCI Latin America Pacific Alliance ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.

Part I: Appendix I-E—Service Provider Compensation
Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$861,263	$1,087	N/A
2018	$1,416,386	$0	N/A
2017	$992,351	$0	$24,573
Xtrackers MSCI EAFE Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$18,953,920	$42,460	N/A
2018	$24,485,269	$0	N/A
2017	$30,982,030	$0	$1,900,584
Xtrackers MSCI Germany Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$123,361	$221	N/A
2018	$211,556	$0	N/A
2017	$358,860	$0	$16,006
Xtrackers MSCI Japan Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$3,750,428	$6,782	N/A
2018	$7,401,963	$0	N/A
2017	$7,358,113	$0	$271,843

Xtrackers MSCI Europe Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$4,755,627	$8,585	N/A
2018	$9,827,209	$0	N/A
2017	$11,499,826	$0	$547,502
Xtrackers MSCI All World ex US Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$431,461	$1,665	N/A
2018	$491,929	$0	N/A
2017	$301,656	$0	$12,154
Xtrackers MSCI South Korea Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$54,142	$39	N/A
2018	$104,217	$0	N/A
2017	$275,073	$0	$11,318
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$54,178	$11	N/A
2018	$18,758	$0	N/A
2017	$16,553	$0	$635
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$407,144	$88	N/A
2018	$21,890	$0	N/A
2017	$21,212	$0	$829

Xtrackers Eurozone Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$2,260	$177	N/A
2018	$6,560	$407	N/A
2017	$9,203	$0	$275
Xtrackers MSCI Eurozone Hedged Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$167,899	$499	N/A
2018	$245,120	$0	N/A
2017	$244,468	$0	$10,133
Xtrackers Japan JPX-Nikkei 400 Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services	Amount Paid by Advisor to Subadvisor(s) for Subadvisory Services(1)
2019	$54,036	$5,384	N/A
2018	$39,664	$6,088	N/A
2017	$72,862	$0	$2,638
Xtrackers MSCI Latin America Pacific Alliance ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2019	$9,130	$6
2018	N/A	N/A
2017	N/A	N/A
(1) Fees paid to TDAM USA Inc., the fund’s prior subadvisor, by the Advisor.

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2019	2018
Xtrackers MSCI Emerging Markets Hedged Equity ETF	13%	15%
Xtrackers MSCI EAFE Hedged Equity ETF	5%	10%
Xtrackers MSCI Germany Hedged Equity ETF	11%	17%
Xtrackers MSCI Japan Hedged Equity ETF	15%	12%
Xtrackers MSCI Europe Hedged Equity ETF	7%	11%
Xtrackers MSCI All World ex US Hedged Equity ETF	13%	11%
Xtrackers MSCI South Korea Hedged Equity ETF	49%	32%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	30%	76%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	20%	56%
Xtrackers Eurozone Equity ETF	14%	93%
Xtrackers MSCI Eurozone Hedged Equity ETF	5%	14%
Xtrackers Japan JPX-Nikkei 400 Equity ETF	149%	78%
Xtrackers MSCI Latin America Pacific Alliance ETF	44%(1)	N/A
(1) Xtrackers MSCI Latin America Pacific Alliance ETF commenced operations on October 30, 2018.
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers MSCI Emerging Markets Hedged Equity ETF	2019	$23,519
	2018(1)	$17,793
	2017	$46,814
Xtrackers MSCI EAFE Hedged Equity ETF	2019	$85,135
	2018(1)	$103,642
	2017	$847,727
Xtrackers MSCI Germany Hedged Equity ETF	2019	$722
	2018(1)	$2,728
	2017	$6,749
Xtrackers MSCI Japan Hedged Equity ETF	2019	$21,665
	2018(1)	$37,163
	2017	$234,545
Xtrackers MSCI Europe Hedged Equity ETF	2019	$18,213
	2018(1)	$47,719
	2017	$328,034
Xtrackers MSCI All World ex US Hedged Equity ETF	2019	$3,838
	2018(1)	$3,698
	2017	$7,867

	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers MSCI South Korea Hedged Equity ETF	2019	$1,713
	2018(1)	$4,846
	2017	$148,944
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	2019	$2,780
	2018(1)	$1,316
	2017	$667
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	2019	$3,763
	2018(1)	$186
	2017	$471
Xtrackers Eurozone Equity ETF	2019	$22
	2018(1)	$654
	2017	$156
Xtrackers MSCI Eurozone Hedged Equity ETF	2019	$528
	2018(1)	$1,584
	2017	$4,018
Xtrackers Japan JPX-Nikkei 400 Equity ETF	2019	$166,945
	2018(1)	$5,392
	2017	$1,244
Xtrackers MSCI Latin America Pacific Alliance ETF	2019(2)	$1,759

(1) The funds experienced decreased aggregate brokerage commissions in 2018 due to a decreased level of trading related to rebalances following a change to the strategies of certain funds.
(2) Xtrackers MSCI Latin America Pacific Alliance ETF commenced operations on October 30, 2018.
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Credicorp Capital S.A. Corredores De Bolsa	$328,091
Shenwan Hongyuan Securities Co., LTD	$3,009

Xtrackers MSCI EAFE Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Credit Suisse Securities (USA) LLC	$10,187,444
Deutsche Bank Securities, Inc.	$4,581,152
UBS Securities LLC	$15,525,288
Xtrackers MSCI Germany Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Deutsche Bank Securities, Inc.	$264,960
Xtrackers MSCI Japan Hedged Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI Europe Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Credit Suisse Securities (USA) LLC	$2,942,482
Deutsche Bank Securities, Inc.	$1,318,613
UBS Securities LLC	$4,476,255
Xtrackers MSCI All World ex US Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Credicorp Capital S.A. Corredores De Bolsa	$73,183
Credit Suisse Securities (USA) LLC	$140,696
Deutsche Bank Securities, Inc.	$64,295
Nomura Securities International, Inc.	$120,533
UBS Securities LLC	$215,162
Xtrackers MSCI South Korea Hedged Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI EAFE High Dividend Yield Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers Eurozone Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Deutsche Bank Securities, Inc.	$5,922

Xtrackers MSCI Eurozone Hedged Equity ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Deutsche Bank Securities, Inc.	$86,260
Flow Traders U.S. Institutional Trading LLC	$5,611
Xtrackers Japan JPX-Nikkei 400 Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI Latin America Pacific Alliance ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-E.
Xtrackers MSCI Emerging Markets Hedged Equity ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments

Xtrackers MSCI EAFE Hedged Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI Germany Hedged Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI Japan Hedged Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI Europe Hedged Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI All World ex US Hedged Equity ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments

Xtrackers MSCI South Korea Hedged Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Russian Securities
Short-Term Instruments and Temporary Investments

Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers Eurozone Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI Eurozone Hedged Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers Japan JPX-Nikkei 400 Equity ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI Latin America Pacific Alliance ETF
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Part I: Appendix I-H—Securities Lending Activities
Pursuant to an agreement between each fund and BNYM, BNYM is responsible for the administration and management of each fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with each fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.
The dollar amounts of income and fees and compensation paid to all service providers related to the fund that participated in securities lending activities during the fiscal year ended May 31, 2019 were as follows:
Securities Lending Activities – Income and Fees for Fiscal Year 2019
	Xtrackers MSCI Emerging Markets Hedged Equity ETF	Xtrackers MSCI EAFE Hedged Equity ETF	Xtrackers MSCI Germany Hedged Equity ETF	Xtrackers MSCI Japan Hedged Equity ETF	Xtrackers MSCI Europe Hedged Equity ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$34,721	$2,260,465	$151	$170,831	$574,200
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$1,553	$133,462	$4	$9.974	$35,460
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	—	—	—	—
Administrative fees not included in revenue split	—	—	—	—	—
Indemnification fees not included in revenue split	—	—	—	—	—
Rebate (paid to borrower)	$16,716	$1,051,732	$85	$42,870	$261,946
Rebate (from borrower)	$4,234	$697,980	—	$14,553	$194,361
Other fees not included in revenue split	—	—	—	—	—
Aggregate fees/compensation for securities lending activities and related services	$14,035	$487,215	$89	$38,291	$103,044
Net income from securities lending activities	$20,686	$1,773,251	$62	$132,540	$471,155
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.

Securities Lending Activities – Income and Fees for Fiscal Year 2019
	Xtrackers MSCI All World ex US Hedged Equity ETF	Xtrackers MSCI South Korea Hedged Equity ETF	Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	Xtrackers MSCI EAFE High Dividend Yield Equity ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$42,192	$51	$16,105	$105,270
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$1,965	—	$906	$8,002
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	—	—	—
Administrative fees not included in revenue split	—	—	—	—
Indemnification fees not included in revenue split	—	—	—	—
Rebate (paid to borrower)	$23,173	$45	$6,985	$36,317
Rebate (from borrower)	$9,160	—	$3,845	$45,383
Other fees not included in revenue split	—	—	—	—
Aggregate fees/compensation for securities lending activities and related services	$15,978	$45	$4,047	$1,064
Net income from securities lending activities	$26,214	$6	$12,059	$106,334
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.
Securities Lending Activities – Income and Fees for Fiscal Year 2019
	Xtrackers Eurozone Equity ETF	Xtrackers MSCI Eurozone Hedged Equity ETF	Xtrackers Japan JPX-Nikkei 400 Equity ETF	Xtrackers MSCI Latin America Pacific Alliance ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,551	$29,466	$3,239	$76
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$102	$1,863	$170	$6
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	—	—	—
Administrative fees not included in revenue split	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—
Rebate (paid to borrower)	$689	$13,451	$823	$3
Rebate (from borrower)	$615	$10,669	$23	$14
Other fees not included in revenue split	—	—	—	—
Aggregate fees/compensation for securities lending activities and related services	$176	$4,645	$969	$5
Net income from securities lending activities	$1,375	$24,821	$2,269	$81
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers MSCI Emerging Markets Hedged Equity ETF	NYSE Arca, Inc.	233051101
Fiscal Year End: 5/31
Xtrackers MSCI EAFE Hedged Equity ETF	NYSE Arca, Inc.	233051200
Fiscal Year End: 5/31
Xtrackers MSCI Germany Hedged Equity ETF	NYSE Arca, Inc.	233051408
Fiscal Year End: 5/31
Xtrackers MSCI Japan Hedged Equity ETF	NYSE Arca, Inc.	233051507
Fiscal Year End: 5/31
Xtrackers MSCI Europe Hedged Equity ETF	NYSE Arca, Inc.	233051853
Fiscal Year End: 5/31
Xtrackers MSCI All World ex US Hedged Equity ETF	NYSE Arca, Inc.	233051820
Fiscal Year End: 5/31
Xtrackers MSCI South Korea Hedged Equity ETF	NYSE Arca, Inc.	233051812
Fiscal Year End: 5/31
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	NYSE Arca, Inc.	233051598
Fiscal Year End: 5/31
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	NYSE Arca, Inc.	233051713
Fiscal Year End: 5/31
Xtrackers Eurozone Equity ETF	Cboe BZX Exchange, Inc.	233051564
Fiscal Year End: 5/31
Xtrackers MSCI Eurozone Hedged Equity ETF	NYSE Arca, Inc.	233051697
Fiscal Year End: 5/31
Xtrackers Japan JPX-Nikkei 400 Equity ETF	NYSE Arca, Inc.	233051713
Fiscal Year End: 5/31
Xtrackers MSCI Latin America Pacific Alliance ETF	NYSE Arca, Inc.	233051531
Fiscal Year End: 5/31

Statement of Additional Information
October 1, 2019
DBX ETF TRUST

Xtrackers High Yield Corporate Bond - Interest Rate Hedged ETF
Cboe BZX Exchange, Inc.: HYIH

Xtrackers Investment Grade Bond - Interest Rate Hedged ETF
Cboe BZX Exchange, Inc.: IGIH

Xtrackers Emerging Markets Bond - Interest Rate Hedged ETF
Cboe BZX Exchange, Inc.: EMIH

Xtrackers Municipal Infrastructure Revenue Bond ETF
NYSE Arca, Inc.: RVNU
This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated October 1, 2019, as supplemented, a copy of which may be obtained without charge by calling 1-855-329-3837 (1-855-DBX-ETFS); by visiting www.Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNYM” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 345 Park Avenue, New York, New York 10154
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“ETF” – exchange-traded fund
“Exchange” – Cboe BZX Exchange, Inc. or NYSE Arca, Inc. as the context may require
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036
“fund” or “series” – Xtrackers High Yield Corporate Bond - Interest Rate Hedged ETF, Xtrackers Investment Grade Bond - Interest Rate Hedged ETF, Xtrackers Emerging Markets Bond - Interest Rate Hedged ETF and/or Xtrackers Municipal Infrastructure Revenue Bond ETF as the context may require
“Independent Board Members”– Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, 5 Times Square, New York, New York 10036
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“S&P” – S& P Global Ratings, an NRSRO
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses
“funds” – the US registered investment companies advised by DBX

I-1

Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act.
Effective October 2, 2017, the Board of Trustees approved changes to the names of each fund currently comprising the Trust. Deutsche X-trackers High Yield Corporate Bond – Interest Rate Hedged ETF was renamed Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF; Deutsche X-trackers Investment Grade Bond – Interest Rate Hedged ETF was renamed Xtrackers Investment Grade Bond – Interest Rate Hedged ETF; Deutsche X-trackers Emerging Markets Bond – Interest Rate Hedged ETF was renamed Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF; and Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF was renamed Xtrackers Municipal Infrastructure Revenue Bond ETF.
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I— Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
I-2

Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF and Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF are classified as “non-diversified” under the 1940 Act. A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Xtrackers Investment Grade Bond - Interest Rate Hedged ETF and Xtrackers Municipal Infrastructure Revenue Bond ETF are classified as “diversified” under the 1940 Act.
Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain SEC staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)	concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;
(2)	borrow money, except that (i) each fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)	issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
I-3

(4)	make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)	purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each fund’s investment objectives and policies); or
(6)	engage in the business of underwriting securities issued by other persons except, to the extent that each fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
As a matter of fundamental policy, the Xtrackers Municipal Infrastructure Revenue Bond ETF will:
Under normal circumstances, have at least 80% of its net assets (plus the amount of any borrowings for investment purposes) invested in securities of municipalities across the United States which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria, as well as in other securities whose income is free from regular federal income tax. The fund considers any investments in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s net assets that must be invested in municipal securities.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, a fund may not do any of the following:
(1)	sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)	purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)	purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)	invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities); and
(5)	invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.
I-4

For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Each fund has adopted a non-fundamental investment policy such that each fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, each fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II— Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York 10036. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated May 31, 2019, are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.
Additional Information
For information on exchange, CUSIP numbers and fund fiscal year end information, see Part I—Appendix I-I.
I-5

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in Xtrackers funds as of December 31, 2018.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	Xtrackers Municipal Infrastructure Revenue Bond ETF
Independent Board Member:
Stephen R. Byers	None	None	None	None
George O. Elston	None	None	None	None
J. David Officer	None	None	None	None
Interested Board Member:
Michael Gilligan	None	None	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	$50,001 - $100,000
George O. Elston	None
J. David Officer	$10,001 - $50,000
Interested Board Member:
Michael Gilligan	None
(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2018. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor (including Deutsche Bank AG and DWS Group) or the Distributor.
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
I-6

Control Persons and Principal Holders of Securities
As of August 30, 2019, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of a fund’s shares as of August 30, 2019:
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423E. Lincoln Drive Phoenix, AZ 85016-1215	41.88%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	16.64%
J.P. Morgan Clearing Corp. 500 Stanton Christiana Rd. Newark, Delaware 19713	7.03%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	6.97%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.95%
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Name and Address	Percentage Ownership
FOLIOfn Investments, Inc. 8180 Greensboro Drive, 8th Floor McLean, VA 22102	19.70%
Bank of America 200 N. College Street Charlotte, NC 28255	17.63%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.79%
J.P. Morgan Clearing Corp. 500 Stanton Christiana Rd. Newark, Delaware 19713	12.97%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	7.87%
I-7

Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Name and Address	Percentage Ownership
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	87.91%
Xtrackers Municipal Infrastructure Revenue Bond ETF
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423E. Lincoln Drive Phoenix, AZ 85016-1215	26.31%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson St. Jersey City, NJ 07302-3997	17.02%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.59%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.77%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	6.37%
Folio Investments, Inc. 8180 Greenboro Dr., 8th Fl. McClean, VA 22102	5.50%
I-8

Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairman is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute a super-majority of the Board, the role of the committee chairmen (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF, which is managed to track the performance of a specified index.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
I-9

Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3	The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s Independent Registered Public Accounting Firm; (ii) review the scope of the Independent Registered Public Accounting Firm’s audit activity; (iii) review the audited financial statements; and (iv) review with such Independent Registered Public Accounting Firm the adequacy and the effectiveness of the Trust’s internal controls.	George O. Elston (Chairman), Stephen R. Byers and J. David Officer
NOMINATING COMMITTEE	0	The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for Board Members from shareholders. Nominations from shareholders should be in writing and sent to the Board, to the attention of the Chairman of the Nominating Committee, as described in Part II SAI Appendix II-A under the caption “Shareholder Communications to the Board.”	J. David Officer (Chairman), Stephen R. Byers and George O. Elston
I-10

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairman. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2018.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$169,500
George O. Elston(3)	$154,500
J. David Officer	$144,500
Interested Board Member:
Michael Gilligan	None
(1)	For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 38 funds as of December 31, 2018.
(2)	Includes $25,000 in annual retainer fees received by Mr. Byers as Chairman of the Xtrackers funds.
(3)	Includes $15,000 in annual retainer fees received by Mr. Elston as Chairman of the Audit Committee.
I-11

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Brandon Matsui	$1 - $10,000
Tanuj Dora	$0
Alexander Bridgeforth	$1 - $10,000
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Brandon Matsui	$0
Tanuj Dora	$0
Alexander Bridgeforth	$0
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Brandon Matsui	$0
Tanuj Dora	$0
Alexander Bridgeforth	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$10,001 - $50,000
Brandon Matsui	$50,001 - $100,000
Tanuj Dora	$10,001 - $50,000
Alexander Bridgeforth	$0
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a
I-12

fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$12,016,358,466	0	$0
Brandon Matsui	9	$3,242,241,911	0	$0
Tanuj Dora	9	$3,242,241,911	0	$0
Alexander Bridgeforth	9	$3,242,241,911	0	$0
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$12,015,960,975	0	$0
Brandon Matsui	9	$3,241,844,421	0	$0
Tanuj Dora	9	$3,241,844,421	0	$0
Alexander Bridgeforth	9	$3,241,844,421	0	$0
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$12,015,940,666	0	$0
Brandon Matsui	9	$3,241,824,111	0	$0
Tanuj Dora	9	$3,241,824,111	0	$0
Alexander Bridgeforth	9	$3,241,824,111	0	$0
I-13

Xtrackers Municipal Infrastructure Revenue Bond ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,954,986,686	0	$0
Brandon Matsui	9	$3,180,870,131	0	$0
Tanuj Dora	9	$3,180,870,131	0	$0
Alexander Bridgeforth	9	$3,180,870,131	0	$0
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Brandon Matsui	0	$0	0	$0
Tanuj Dora	0	$0	0	$0
Alexander Bridgeforth	0	$0	0	$0
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Brandon Matsui	0	$0	0	$0
Tanuj Dora	0	$0	0	$0
Alexander Bridgeforth	0	$0	0	$0
I-14

Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Brandon Matsui	0	$0	0	$0
Tanuj Dora	0	$0	0	$0
Alexander Bridgeforth	0	$0	0	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Brandon Matsui	0	$0	0	$0
Tanuj Dora	0	$0	0	$0
Alexander Bridgeforth	0	$0	0	$0
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Brandon Matsui	4	$344,221,188	0	$0
Tanuj Dora	4	$344,221,188	0	$0
Alexander Bridgeforth	4	$344,221,188	0	$0
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Brandon Matsui	4	$344,221,188	0	$0
Tanuj Dora	4	$344,221,188	0	$0
Alexander Bridgeforth	4	$344,221,188	0	$0
I-15

Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Brandon Matsui	4	$344,221,188	0	$0
Tanuj Dora	4	$344,221,188	0	$0
Alexander Bridgeforth	4	$344,221,188	0	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Brandon Matsui	4	$344,221,188	0	$0
Tanuj Dora	4	$344,221,188	0	$0
Alexander Bridgeforth	4	$344,221,188	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.
I-16

Part I: Appendix I-E—Service Provider Compensation
Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2019(1)	$21,206	$12,477
2018	$29,622	$1,874
2017(2)	$36,560	$0
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2019	$22,540	$43
2018	$19,622	$0
2017(3)	$12,062	$0
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2019	$35,427	$33
2018	$36,751	$0
2017(4)	$28,933	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2019(1)	$148,481	$17,552
2018	$182,537	$0
2017(5)	$170,622	$0
(1) Effective February 12, 2019, the Advisor’s Unitary Advisory Fee rate was reduced from 0.30% to 0.15% of the fund’s average daily net assets. Beginning November 30, 2018 through February 12, 2019, however, the Advisor received a reduced Unitary Advisory Fee due to a voluntary expense limitation in effect during that period that limited the fund’s operating expenses to 0.15% of the fund’s average daily net assets.
(2) TDAM USA Inc., the fund’s Subadvisor through September 13, 2016, received $981.
I-17

(3) TDAM USA Inc., the fund’s Subadvisor through September 13, 2016, received $521.
(4) TDAM USA Inc., the fund’s Subadvisor through September 13, 2016, received $667.
(5) Deutsche Investment Management Americas Inc., the fund’s Subadvisor through May 12, 2017, received $26,855.
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
The following waiver is currently in effect:
The Advisor has contractually agreed through September 30, 2020 to waive fees and/or reimburse the fund’s expenses to limit the fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the Acquired Fund Fees and Expenses attributable to the fund’s investments in the Underlying Funds. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
I-18

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2019	2018
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	19%	50%
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	25%	33%
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	31%	48%
Xtrackers Municipal Infrastructure Revenue Bond ETF	25%	28%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	2019	$61
	2018	$691
	2017	$96
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	2019	$0
	2018	$0
	2017	$13
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	2019	$0
	2018	$0
	2017	$0
Xtrackers Municipal Infrastructure Revenue Bond ETF	2019	$0
	2018	$0
	2017	$0
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
BofA Securities, Inc.	$132,771
I-19

Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
CitiGroup Global Markets Inc.	$127,595
Credit Suisse Securities (USA) LLC	$67,821
Deutsche Bank Securities, Inc.	$19,488
Goldman Sachs & Co.	$130,776
Morgan Stanley & Co. LLC	$114,442
Wells Fargo Securities, LLC	$171,011
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers Municipal Infrastructure Revenue Bond ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
I-20

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-E.
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF (and the Xtrackers funds in which the fund invests)
Borrowing
Commodity Pool Operator Exclusion
Derivatives
Fixed Income Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short Sales
Short-Term Instruments and Temporary Investments
Special Taxation Risks for Funds that Invest in Underlying Funds
Tax Risks

Xtrackers Investment Grade Bond – Interest Rate Hedged ETF
Borrowing
Commodity Pool Operator Exclusion
Derivatives
Fixed Income Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short Sales
Short-Term Instruments and Temporary Investments
Tax Risks

Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF
Borrowing
Commodity Pool Operator Exclusion
Derivatives
Fixed Income Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short Sales
Short-Term Instruments and Temporary Investments
Tax Risks

Xtrackers Municipal Infrastructure Revenue Bond ETF
Commodity Pool Operator Exclusion
Delayed Delivery Transactions
Fixed Income Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Municipal Securities Risk
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Tax Risks
When-Issued Securities

I-21

Part I: Appendix I-H—Securities Lending Activities
Pursuant to an agreement between each fund and BNYM, BNYM is responsible for the administration and management of each fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with each fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.
The dollar amounts of income and fees and compensation paid to all service providers related to fund that participated in securities lending activities during the fiscal year ended May 31, 2019 were as follows:
Xtrackers Municipal Infrastructure Revenue Bond ETF
The fund had no securities lending activity during its most recent fiscal year.
Securities Lending Activities – Income and Fees for Fiscal Year 2019
	Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	Xtrackers Investment Grade Bond - Interest Rate Hedged ETF	Xtrackers Emerging Markets Bond - Interest Rate Hedged ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$8,318	$502	$380
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$1,345	$56	$16
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	—	—
Administrative fees not included in revenue split	—	—	—
Indemnification fees not included in revenue split	—	—	—
Rebate (paid to borrower)	$70	$120	$192
Rebate (from borrower)	$10,980	$419	$37
Other fees not included in revenue split	—	—	—
Aggregate fees/compensation for securities lending activities and related services	$9,565	$243	$170
Net income from securities lending activities	$17,883	$745	$209
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.
I-22

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	Cboe BZX Exchange, Inc.	233051747
Fiscal Year End: 5/31
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	Cboe BZX Exchange, Inc.	233051739
Fiscal Year End: 5/31
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	Cboe BZX Exchange, Inc.	233051713
Fiscal Year End: 5/31
Xtrackers Municipal Infrastructure Revenue Bond ETF	NYSE Arca, Inc.	233051705
Fiscal Year End: 5/31
I-23

Statement of Additional Information
October 1, 2019
DBX ETF TRUST

Xtrackers Harvest CSI 300 China A-Shares ETF
NYSE Arca, Inc.: ASHR

Xtrackers MSCI China A Inclusion Equity ETF
NYSE Arca, Inc.: ASHX

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
NYSE Arca, Inc.: ASHS

Xtrackers MSCI All China Equity ETF
NYSE Arca, Inc.: CN
This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated October 1, 2019, as supplemented, a copy of which may be obtained without charge by calling 1-855-329-3837 (1-855-DBX-ETFS); by visiting www.Xtrackers.com (the Web site does not form a part of this SAI); or by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the Xtrackers funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Administrator” or “Custodian” or “Transfer Agent” or “BNYM” – The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286
“Advisor” or “DBX” – DBX Advisors LLC, 345 Park Avenue, New York, New York 10154
“ALPS” or “Distributor” – ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203
“Board” – Board of Trustees of the Trust
“Board Members” – Members of the Board of Trustees of the Trust
“Business Day” – any day on which the Exchange on which the fund is listed for trading is open for business
“Cash Component” – deposit of a specified cash payment
“Creation Units” – shares that have been aggregated into blocks
“Code” – the Internal Revenue Code of 1986, as amended
“DTC” – Depository Trust Company
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“Subadvisor” or “HGI” – Harvest Global Investments Limited, 31/F One Exchange Square, 8 Connaught Place, Central, Hong Kong
“ETF” – exchange-traded fund
“Exchange” – NYSE Arca, Inc.
“Fitch” – Fitch Ratings, an NRSRO
“Fund Legal Counsel” – Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036
“fund” or “series” – Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Xtrackers MSCI China A Inclusion Equity ETF and/or Xtrackers MSCI All China Equity ETF as the context may require
“Independent Board Members”– Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, 5 Times Square, New York, New York 10036
“Independent Trustee Legal Counsel” – K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006
“IOPV” – Indicative Optimized Portfolio Value
“Moody’s” – Moody’s Investors Service, Inc., an NRSRO
“NRSRO” – a nationally recognized statistical rating organization
“S&P” – S& P Global Ratings, an NRSRO
“SEC” – the Securities and Exchange Commission
“Shares” – shares of beneficial interest registered under the 1933 Act
“Trust” – DBX ETF Trust
“Underlying Index” – a specified benchmark index
“Unitary Advisory Fee” – fee payable to the Advisor for its services under the Investment Advisory Agreement with each fund and the Advisor’s commitment to pay substantially all expenses of each fund, including the payments to the subadvisor (as applicable), the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses

I-1

“funds” – the US registered investment companies advised by DBX
Fund Organization
DBX ETF Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act.
Effective August 11, 2014, the Board of Trustees approved changes to the names of each fund currently comprising the Trust. db X-trackers Harvest CSI 300 China A-Shares ETF was renamed Deutsche X-trackers Harvest CSI 300 China A-Shares ETF; db X-trackers Harvest CSI 500 China A-Shares Small Cap Fund was renamed Deutsche X-trackers Harvest CSI 300 China A-Shares ETF and db X-trackers Harvest MSCI All China Equity Fund was renamed Deutsche X-trackers MSCI All China Equity ETF.
Effective October 2, 2017, the Board of Trustees approved changes to the names of each fund currently comprising the Trust. Deutsche X-trackers Harvest CSI 300 China A-Shares ETF was renamed Xtrackers Harvest CSI 300 China A-Shares ETF; Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF was renamed Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF; Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF was renamed Xtrackers CSI 300 China A-Shares Hedged Equity ETF; and Deutsche X-trackers MSCI All China Equity ETF was renamed Xtrackers MSCI All China Equity ETF.
Effective June 1, 2018, Xtrackers CSI 300 China A-Shares Hedged Equity ETF was renamed Xtrackers MSCI China A Inclusion Equity ETF.
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all Xtrackers funds overseen by them, by investors who control the fund, if any, and by investors who own 5% or more of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B.
Service Provider Compensation
Compensation paid by each fund for investment advisory services and other expenses through the Unitary Advisory Fee is set forth in Part I—Appendix I-E. The service provider compensation is not applicable to new funds that have not completed a fiscal reporting period. Fee rates are included in Part II – Appendix II-C.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I— Appendix I-F. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions” in Part II of this SAI.
I-2

Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-H.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-G includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-E includes a description of these investments, practices and techniques, and risks.
Investment Restrictions
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein.
Diversification Status. Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers MSCI All China Equity ETF are classified as “non-diversified” under the 1940 Act. A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF are classified as “diversified” under the 1940 Act.
Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Pursuant to certain SEC staff positions, if a non-diversified fund’s investments are in fact “diversified” under the 1940 Act for a period of three years, the fund may be considered “diversified” and may not be able to convert to a non-diversified fund without the approval of shareholders. For Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers MSCI China A Inclusion Equity ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, in reliance on no-action relief furnished by the SEC, the fund may be diversified or non-diversified at any given time, based on the composition of the index that the fund seeks to track.
Fundamental Policies
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)	concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a fund will concentrate to the extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry; except that municipal securities with payments of principal or interest backed by revenue of a specific project related to a specific industry are considered to be issued by that industry;
(2)	borrow money, except that (i) each fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require
I-3

the untimely disposition of securities; and (ii) each fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
(3)	issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(4)	make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
(5)	purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each fund’s investment objectives and policies); or
(6)	engage in the business of underwriting securities issued by other persons except, to the extent that each fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.
For purposes of the concentration policy in investment restriction (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.
Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Non-Fundamental Policies
The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy, a fund may not do any of the following:
(1)	sell securities short, unless the fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;
(2)	purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;
(3)	purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;
(4)	invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the fund may invest in the securities of issuers that engage in these activities); and
(5)	invest in illiquid securities if, as a result of such investment, more than 15% of the fund’s net assets would be invested in illiquid securities.
If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total
I-4

or net assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
For purposes of non-fundamental policy (5), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Each fund has adopted a non-fundamental investment policy such that each fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, each fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II— Appendix II-F.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights of each fund included in its prospectus and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York 10036. Ernst & Young LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The independent registered public accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated May 31, 2019, are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.
Additional Information
For information on exchange, CUSIP numbers and fund fiscal year end information, see Part I—Appendix I-I.
I-5

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in Xtrackers funds as of December 31, 2018.
Dollar Range of Beneficial Ownership(1)
Board Member	Xtrackers Harvest CSI 300 China A-Shares ETF	Xtrackers MSCI China A Inclusion Equity ETF	Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	Xtrackers MSCI All China Equity ETF
Independent Board Member:
Stephen R. Byers	None	None	None	None
George O. Elston	None	None	None	None
J. David Officer	None	None	None	None
Interested Board Member:
Michael Gilligan	None	None	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the Xtrackers Funds
Independent Board Member:
Stephen R. Byers	$50,001 - $100,000
George O. Elston	None
J. David Officer	$10,001 - $50,000
Interested Board Member:
Michael Gilligan	None
(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2018. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Stephen R. Byers		None
George O. Elston		None
J. David Officer		None
Control Persons and Principal Holders of Securities
As of August 30, 2019, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
I-6

Although the fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, the following table identifies those DTC participants who owned of record 5% or more of a fund’s shares as of August 30, 2019:
Xtrackers Harvest CSI 300 China A-Shares ETF
Name and Address	Percentage Ownership
Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	15.06%
Citibank, N.A. 3800 Citibank Center Building B/1st Floor/Zone 8 Tampa, FL 33610-9122	13.94%
The Northern Trust Company 801 S. Canal Street Attn: Capital Structures C1N Chicago, IL 60607	6.99%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Fl. Baltimore, MD 21231	6.56%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.89%
The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	5.35%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	5.09%
Xtrackers MSCI China A Inclusion Equity ETF
Name and Address	Percentage Ownership
The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	75.86%
Morgan Stanley & Co. LLC 901 South Bond Street, 6th Fl. Baltimore, MD 21231	11.92%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Name and Address	Percentage Ownership
State Street Bank & Trust Co. 1776 Heritage Drive North Quincy, MA 02171	20.77%
I-7

Name and Address	Percentage Ownership
Interactive Brokers 8 Greenwich Office Park Greenwich, CT 06831	13.85%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	10.62%
Bank of America 200 N. College Street Charlotte, NC 28255	6.67%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.01%
Xtrackers MSCI All China Equity ETF
Name and Address	Percentage Ownership
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	28.68%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street Jersey City, NJ 07302-3997	20.69%
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.53%
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177	9.99%
RBC Capital Markets, LLC 60 S. 6th St. – P09 Minneapolis, MN 55402-4400	9.42%
Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	5.00%
I-8

Part I: Appendix I-B—Board Committees and Meetings
Board Leadership, Structure and Oversight Responsibilities
Board Structure. The Board of the Xtrackers funds is responsible for oversight of the funds, including oversight of the duties performed by the Advisor for the funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly-scheduled meetings four times a year and may meet more often as required.
Mr. Byers serves as Chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Board Members. The Independent Board Members are advised by Independent Trustee Legal Counsel and are represented by such Independent Trustee Legal Counsel at Board and committee meetings. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Board Members) serve as liaisons between the Advisor and other service providers and the other Independent Board Members. Each such chairman is an Independent Board Member.
The Board regularly reviews its committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Board Members constitute a super-majority of the Board, the role of the committee chairmen (who are Independent Board Members), the assets and number of funds overseen by the Board Members, as well as the nature of each fund’s business as an ETF, which is managed to track the performance of a specified index.
Risk Oversight. The Xtrackers funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its committees, as part of its oversight responsibilities, oversees the services provided by the Advisor and the Trust’s other service providers in connection with the management and operations of the funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Advisor and other service providers have adopted policies, procedures and controls to address these risks.
The Board, directly and through its committees, receives and reviews information from the Advisor, other service providers, the Trust’s Independent Registered Public Accounting Firm and Independent Trustee Legal Counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the funds’ investments, including fund performance and investment practices, valuation of fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the funds’ investment objectives, policies and restrictions, and reviews any areas of non-compliance with the funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.
I-9

Board Committees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those committees.
Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Board Members
AUDIT COMMITTEE	3	The Audit Committee has the responsibility, among other things, to: (i) approve the selection, retention, termination and compensation of the Trust’s Independent Registered Public Accounting Firm; (ii) review the scope of the Independent Registered Public Accounting Firm’s audit activity; (iii) review the audited financial statements; and (iv) review with such Independent Registered Public Accounting Firm the adequacy and the effectiveness of the Trust’s internal controls.	George O. Elston (Chairman), Stephen R. Byers and J. David Officer
NOMINATING COMMITTEE	0	The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for Board Members from shareholders. Nominations from shareholders should be in writing and sent to the Board, to the attention of the Chairman of the Nominating Committee, as described in Part II SAI Appendix II-A under the caption “Shareholder Communications to the Board.”	J. David Officer (Chairman), Stephen R. Byers and George O. Elston
I-10

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairman. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the Xtrackers fund complex.
Board Members who are officers, directors, employees or stockholders of DBX or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DBX, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following table shows, for each current Independent Board Member, the aggregate compensation from all of the funds in the Xtrackers fund complex during calendar year 2018.
Total Compensation from Xtrackers Fund Complex
Board Member	Total Compensation from the Xtrackers Fund Complex(1)
Independent Board Member:
Stephen R. Byers(2)	$169,500
George O. Elston(3)	$154,500
J. David Officer	$144,500
Interested Board Member:
Michael Gilligan	None
(1)	For each Independent Board Member, total compensation from the Xtrackers fund complex represents compensation from 38 funds as of December 31, 2018.
(2)	Includes $25,000 in annual retainer fees received by Mr. Byers as Chairman of the Xtrackers funds.
(3)	Includes $15,000 in annual retainer fees received by Mr. Elston as Chairman of the Audit Committee.
I-11

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
Xtrackers Harvest CSI 300 China A-Shares ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Kevin Sung	$0
Tom Chan	$0
Xtrackers MSCI China A Inclusion Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Kevin Sung	$0
Tom Chan	$0
Xtrackers MSCI All China Equity ETF
Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Bryan Richards	$0
Patrick Dwyer	$0
Shlomo Bassous	$0
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
I-12

Xtrackers Harvest CSI 300 China A-Shares ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Kevin Sung	1	$73,894,669	0	$0
Tom Chan	1	$73,894,669	0	$0
Xtrackers MSCI China A Inclusion Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,940,355,458	0	$0
Patrick Dwyer	25	$8,691,598,562	0	$0
Shlomo Bassous	25	$8,691,598,562	0	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Kevin Sung	1	$1,448,664,606	0	$0
Tom Chan	1	$1,448,664,606	0	$0
Xtrackers MSCI All China Equity ETF
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Bryan Richards	35	$11,795,650,808	0	$0
Patrick Dwyer	25	$8,546,893,912	0	$0
Shlomo Bassous	25	$8,546,893,912	0	$0
I-13

Xtrackers Harvest CSI 300 China A-Shares ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Kevin Sung	7	$464,274,799	1	$13,991,883
Tom Chan	6	$450,282,917	0	$0
Xtrackers MSCI China A Inclusion Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Kevin Sung	7	$464,274,799	1	$13,991,883
Tom Chan	6	$450,282,917	0	$0
Xtrackers MSCI All China Equity ETF
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	0	$0	0	$0
Patrick Dwyer	0	$0	0	$0
Shlomo Bassous	0	$0	0	$0
I-14

Xtrackers Harvest CSI 300 China A-Shares ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Kevin Sung	0	$0	0	$0
Tom Chan	0	$0	0	$0
Xtrackers MSCI China A Inclusion Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Kevin Sung	0	$0	0	$0
Tom Chan	0	$0	0	$0
Xtrackers MSCI All China Equity ETF
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Bryan Richards	26	$1,835,290,407	0	$0
Patrick Dwyer	22	$1,491,069,219	0	$0
Shlomo Bassous	22	$1,491,069,219	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.
I-15

Part I: Appendix I-E—Service Provider Compensation
Under each fund’s Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
Xtrackers Harvest CSI 300 China A-Shares ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2019	$8,010,936	$0
2018	$3,744,921	$0
2017	$2,845,116	$0
Xtrackers MSCI China A Inclusion Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2019(1)	$200,403	$522
2018	$22,795	$21,185
2017	$17,216	$16,010
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2019	$221,674	$0
2018	$157,994	$0
2017	$164,532	$0
Xtrackers MSCI All China Equity ETF
Fiscal Year Ended	Gross Amount Paid to DBX for Advisory Services	Amount Waived by DBX for Advisory Services
2019(2)	$504,539	$277,101
2018	$152,637	$61,067
2017	$28,455	$12,214
(1) Effective June 1, 2018, the fund’s Unitary Advisory Fee was reduced from 0.70% to 0.60% of the fund’s average daily net assets.
(2) Effective July 17, 2018, the fund’s Unitary Advisory Fee was reduced from 0.60% to 0.50% of the fund’s average daily net assets.
I-16

Xtrackers MSCI All China Equity ETF
The following waivers are in effect:
To the extent the fund invests in the shares of an affiliated fund, the Advisor has contractually agreed, until November 14, 2021, to waive fees and/or reimburse the fund's expenses to limit the fund's current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the acquired fund's fees and expenses attributable to the fund's investments in the affiliated funds. In addition, the Advisor has contractually agreed, until September 30, 2020, to waive a portion of its Unitary Advisory Fee to the extent necessary to prevent the operating expenses of the fund from exceeding 0.50% of the fund's average daily net assets. These agreements may only be terminated by the fund's Board (and may not be terminated by the Advisor) prior to that time.
I-17

Part I: Appendix I-F—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover.
Portfolio Turnover Rates
Fund	2019	2018
Xtrackers Harvest CSI 300 China A-Shares ETF	81%	65%
Xtrackers MSCI China A Inclusion Equity ETF	180%(1)	3%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	16%	29%
Xtrackers MSCI All China Equity ETF	102%(2)	3%
(1) Portfolio turnover increased from 2018 to 2019 due to changes to Xtrackers MSCI China A Inclusion Equity ETF’s investment strategy and increased shareholder activity.
(2) Portfolio turnover increased from 2018 to 2019 for Xtrackers MSCI All China Equity ETF due to increased shareholder activity.
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
Xtrackers Harvest CSI 300 China A-Shares ETF	2019(1)	$2,183,036
	2018(1)	$784,467
	2017	$449,285
Xtrackers MSCI China A Inclusion Equity ETF	2019(2)	$85,984
	2018	$98
	2017	$103
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	2019	$55,647
	2018	$13,319
	2017	$18,845
Xtrackers MSCI All China Equity ETF	2019	$52,854
	2018(3)	$2,511
	2017	$203
(1) Xtrackers Harvest CSI 300 China A-Shares ETF experienced increased aggregate brokerage commissions in 2018 and 2019 due to an increase in total assets as well as an increase in subscription and redemption activity.
(2) Xtrackers MSCI China A Inclusion Equity ETF experienced increased aggregate brokerage commissions in 2019 due to a change in the fund’s investment strategy in addition to an increase in total assets as well as an increase in subscription activity.
(3) Xtrackers MSCI All China Equity ETF experienced increased aggregate brokerage commissions in 2018 due to an increase in total assets as well as an increase in subscription and redemption activity.
Brokerage Commissions Paid to Affiliated Brokers
No trades were effected for the accounts with broker dealers that are affiliated with the Advisor or Subadvisor, if applicable, as of the end of its most recent fiscal year.
I-18

Listed below are the regular brokers or dealers (as such term is defined in the 1940 Act) of each fund whose securities each fund held as of the end of its most recent fiscal year and the dollar value of such securities.
Xtrackers Harvest CSI 300 China A-Shares ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers MSCI China A Inclusion Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Name of Regular Broker or Dealer or Parent (Issuer)	Securities of Regular Broker Dealers
Sichuan Swellfun Co. LTD - A	$331,386
Xtrackers MSCI All China Equity ETF
The fund did not hold any securities of its regular brokers or dealers.
Transactions for Research Services
No transactions or related commissions were allocated to broker-dealer firms for research services.
I-19

Part I: Appendix I-G—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-E.
Xtrackers Harvest CSI 300 China A-Shares ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI China A Inclusion Equity ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments

Xtrackers MSCI All China Equity ETF (and the Underlying Fund in which the fund invests)
Borrowing
Chinese Securities
Commodity Pool Operator Exclusion
Derivatives
Equity Securities
Foreign Securities
Illiquid Securities
Investment Companies and Other Pooled Investment Vehicles
Lending of Portfolio Securities
Repurchase Agreements
Restricted Securities/Rule 144A Securities
Reverse Repurchase Agreements
Short-Term Instruments and Temporary Investments
Special Taxation Risks for Funds that Invest in Underlying Funds
I-20

Part I: Appendix I-H—Securities Lending Activities
Pursuant to an agreement between each fund and BNYM, BNYM is responsible for the administration and management of each fund’s securities lending program, including the negotiation of the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with each fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan.
The dollar amounts of income and fees and compensation paid to all service providers related to the fund that participated in securities lending activities during the fiscal year ended May 31, 2019 were as follows:
Xtrackers Harvest CSI 300 China A-Shares ETF
The fund had no securities lending activity during its most recent fiscal year.
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
The fund had no securities lending activity during its most recent fiscal year.
Securities Lending Activities – Income and Fees for Fiscal Year 2019
	Xtrackers MSCI China A Inclusion Equity ETF	Xtrackers MSCI All China Equity ETF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$72	$84,563
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split[1]	$8	$8,055
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	—
Administrative fees not included in revenue split	—	—
Indemnification fees not included in revenue split	—	—
Rebate (paid to borrower)	$29	$8,941
Rebate (from borrower)	$70	$39,519
Other fees not included in revenue split	—	—
Aggregate fees/compensation for securities lending activities and related services	$34	$22,523
Net income from securities lending activities	$106	$107,086
1 Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.
I-21

Part I: Appendix I-I—Additional Information
Fund and its Fiscal Year End	Exchange	CUSIP Number
Xtrackers Harvest CSI 300 China A-Shares ETF	NYSE Arca, Inc.	233051879
Fiscal Year End: 5/31
Xtrackers MSCI China A Inclusion Equity ETF	NYSE Arca, Inc.	233051523
Fiscal Year End: 5/31
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	NYSE Arca, Inc.	233051754
Fiscal Year End: 5/31
Xtrackers MSCI All China Equity ETF	NYSE Arca, Inc.	233051762
Fiscal Year End: 5/31
I-22

Statement of Additional Information (SAI)—Part II

Part II
Part II of this SAI includes policies, investment techniques and information that apply to the Xtrackers funds. Unless otherwise noted, the use of the term “fund” applies to each of the Xtrackers funds of the Trust.
Management of the Funds
Investment Advisor. DBX Advisors LLC, located at 345 Park Avenue, New York, New York 10154, serves as investment advisor to each fund pursuant to an Investment Advisory Agreement between the Trust and the Advisor. The Advisor is a Delaware limited liability company and was registered as an investment advisor under the Investment Advisers Act of 1940, as amended, in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”).
Terms of the Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor, subject to the supervision of the Board and in conformity with the stated investment policies of each fund, manages and administers the Trust and manages the duties of the investment and reinvestment of each fund’s assets.
Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the funds (including the payments to a Subadvisor, if any, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members in respect of the Independent Board Members’ service to the fund, legal, audit and other services) except for the fee payments under the Investment Advisory Agreement, interest expense, taxes, brokerage expenses, future distribution fees or expenses, litigation expenses and other extraordinary expenses.
The Investment Advisory Agreement with respect to each fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Advisory Agreement with respect to each fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Advisor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The annual Unitary Advisory Fee rate for each fund is set forth in Part II – Appendix II-C.
Subadvisor (applicable only to those funds that have a Subadvisory arrangement as described in Part I). The Subadvisor serves as Subadvisor to a fund pursuant to the terms of an Investment Sub-Advisory Agreement between it and DBX (Subadvisory Agreement).
Harvest Global Investments Limited (HGI), located at 31/F One Exchange Square, 8 Connaught Place, Central, Hong Kong, serves as the investment Subadvisor to all the assets of two funds. HGI is an investment advisor registered with the SEC. In addition, HGI is an affiliate of DWS Group.
Terms of the Subadvisory Agreements. Pursuant to the terms of the applicable Subadvisory Agreement, a Subadvisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Subadvisory Agreement, a Subadvisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DBX may, from time to time, reasonably request.
Each Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the Subadvisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DBX, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.

A Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Subadvisory Agreement may be terminated at any time upon 60 days’ written notice by DBX or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund’s Investment Advisory Agreement.
Under each Subadvisory Agreement between DBX and a Subadvisor, DBX, not a fund, pays the Subadvisor a Subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DBX from a fund. The Subadvisor fee is paid directly by DBX at specific rates negotiated between DBX and the Subadvisor. No fund is responsible for paying the Subadvisor.
Codes of Ethics. Each fund, the Advisor, the Distributor, and, if applicable, each fund’s subadvisor(s) have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of the Trust and employees of the Advisor and the Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s or Subadvisor’s Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.
Board Members
Board Members and Officers’ Identification and Background. The identification and background of the Board Members and Officers of the Registrant are set forth in Part II—Appendix II-A.
Board Committees and Compensation. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in Part I—Appendix I-B and Part I—Appendix I-C, respectively.
Other Service Providers
Administrator. BNYM serves as administrator for each fund. Pursuant to a Fund Administration and Accounting Agreement and a Corporate Services Agreement with the Trust, BNYM provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each fund. In addition, BNYM makes available the office space, equipment, personnel and facilities required to provide such services. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Custodian. BNYM serves as custodian for each fund. Pursuant to a Custody Agreement with the Trust, BNYM maintains in separate accounts cash, securities and other assets of the Trust and each fund, keeps all necessary accounts and records and provides other services. BNYM is required, upon the order of the Trust, to deliver securities held by BNYM and to make payments for securities purchased by the Trust for each fund. Also, pursuant to the Custody Agreement, BNYM is authorized to appoint certain foreign custodians or foreign custody managers for fund investments outside the US. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Transfer Agent. BNYM serves as transfer agent for each fund. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNYM acts as a transfer agent for each fund’s authorized and issued Shares and as the dividend disbursing agent of the Trust. As compensation for these services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.
Fund Legal Counsel. Provides legal services to the funds.
Independent Trustee Legal Counsel. Serves as legal counsel to the Independent Board Members.

Distributor. ALPS serves as the Distributor for each fund. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each fund. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the fund through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the “Creation and Redemption of Creation Units” section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the Financial Industry Regulatory Authority.
The Distribution Agreement for each fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Board Members, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Fund Organization
Shares. The Trust currently is comprised of 38 operational separate investment series or portfolios called funds. The Trust issues Shares of beneficial interest in each fund with no par value. The Board may designate additional funds.
Each Share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Each Share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of share-
holders unless required to do so under the 1940 Act. All Shares (regardless of the fund) have noncumulative voting rights in the election of Board Members. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of Shares of a fund and immediately prior to the commencement of trading in the fund’s Shares, a holder of Shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-855-329-3837 or 1-855- DBX-ETFS (toll free).
Termination of the Trust or a Fund. The Trust or a fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.
Purchase and Redemption of Shares
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each fund is contained in the “Investing in the Funds” section of the fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of each fund are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a fund from listing if

(i) following the initial 12-month period beginning upon the commencement of trading of fund Shares, there are fewer than 50 beneficial owners of Shares of the fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a fund is based is no longer calculated or available, (iii) the IOPV of a fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of a fund from listing and trading upon termination of the fund.
In order to provide additional information regarding the indicative value of Shares of the fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for a fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time because the current portfolio of the fund may include securities that are not a part of the current Deposit Securities. Therefore, a fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the US dollar and the applicable currency.
The Trust reserves the right to adjust the Share prices of funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the fund.
DTC as Securities Depository for Shares of the funds. Shares of each fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-
purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General. The Trust issues and sells Shares of each fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the fund’s NAV next determined after receipt, on any Business Day, of an order in proper form. Information on a fund’s Creation Units can be found in the Prospectus.
The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
As of the date of this SAI, each Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the “Deposit Securities”), which constitutes an optimized representation of the securities of the relevant fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any fund.
The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.
The Advisor makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given fund until such time as the next-announced Fund Deposit is made available.

The identity and number of Shares of the Deposit Securities pursuant to changes in composition of a fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant fund, or resulting from stock splits and other corporate actions. For Xtrackers South Korea Hedged Equity ETF, Xtrackers MSCI China A Inclusion Equity ETF, Xtrackers Harvest CSI 300 China A-Shares ETF, and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, Creation Units are purchased principally for cash.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor.
The Trust does not expect the Distributor to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current APs may be obtained from the Distributor.
Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of a fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Advisor and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. For each applicable fund, the Custodian shall cause the applicable sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.
The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.
Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.

Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. Orders to create Shares of a fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose, provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order until acceptance.
Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.
The Trust reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of any fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Advisor, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the fund; (v) acceptance of the Fund
Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, the Distributor and the Advisor make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component and any other cash amounts which may be due have been completed. When (if applicable) the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Advisor shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+2 basis” (i.e., two Business Days after trade date).
To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Advisor may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in US dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.
In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate Beneficial Owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Method. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.
Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). APs will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with creation transactions may be waived in certain circumstances. Each fund’s standard creation transaction fee is set forth in the Prospectus.
Redemption of Creation Units. Shares of a fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Redemptions are effected primarily in-kind, except for Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers MSCI China A Inclusion Equity ETF, Xtrackers Harvest CSI 300 China A-Shares ETF, and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, which are effected principally in cash. In the case of in-kind redemptions, the Advisor makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the identity and number of Shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash redemptions are available or specified for a fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.
Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant fund. The standard redemption transaction fees are set forth in the Prospectus. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed (including the standard redemption fee set forth in the Prospectus). APs will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.
The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of any fund must be submitted by or through an AP. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than through APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.
Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap those transaction costs will be borne by a fund’s remaining shareholders.
The AP must transmit the request for redemption in the form required by the Trust or the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.
A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.
Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.
A redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-US jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable US federal and state securities laws and each fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.
In the case of cash redemptions, proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).
The right of redemption may be suspended or the date of payment postponed with respect to any fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the fund’s portfolio securities or determination of its NAV is not reasonably practicable or (iv) in such other circumstance as is permitted by the SEC.
An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Taxation on Creation and Redemptions of Creation Units. An AP generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the AP’s aggregate basis in the Deposit Securities exchanged therefor. However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. APs should consult their own tax advisors.
Current federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less.
Compensation of Financial Intermediaries
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of fund Shares. Such Soliciting Dealers must also be APs.
The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Advisor currently pays the Distributor, from the Advisor’s own resources, for such purposes.
The Advisor and/or its subsidiaries or affiliates (“Xtrackers Entities”) may pay certain broker-dealers and other financial intermediaries or solicitors (“Intermediaries”) for certain marketing or referral activities related to the fund or other funds advised by the Advisor or its affiliates. Any payments made by Xtrackers Entities will be made from their own assets and not from the assets of the fund. Although a portion of Xtrackers Entities’ revenue comes directly or indirectly in part from fees paid by the fund and other Xtrackers funds, payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, shares of the fund or other Xtrackers funds. Xtrackers Entities may make payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”) or the referral or introduction of investors to Xtrackers Entities. Xtrackers Entities may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the fund or materials relating to other Xtrackers funds or exchange-traded funds in general (“Publishing Costs”). In addition, Xtrackers Entities may make payments to Intermediaries that make shares of the fund and certain other Xtrackers funds available to their clients or for otherwise promoting the fund and other Xtrackers funds.

Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options or investment advisor it will recommend or make available to its clients or contacts or what services to provide for various products based on payments it receives or is eligible to receive, payments create conflicts of interest between the Intermediary and its clients or contacts and these financial incentives may cause the Intermediary to recommend the fund and other Xtrackers funds or their investment advisor over other investments or to refer a contact to the Xtrackers Entities. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm. Ask your salesperson or visit your Intermediary’s website for more information.
Xtrackers Entities may determine to make payments based on any number of metrics. For example, Xtrackers Entities may make payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Xtrackers funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Xtrackers Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the fund or other Xtrackers funds.
Certain Xtrackers Entities have established revenue sharing arrangements to make Payments to Intermediaries that make fund shares available to their clients or otherwise promote certain funds. Pursuant to these arrangements, Intermediaries have agreed to promote certain funds to their customers and to not charge certain of their customers any commissions on the purchase or sale of fund shares. Payments made pursuant to these arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the Payments described in the preceding sentence may be subject to certain minimum payment levels.
Each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in Part II—Appendix II-D will receive revenue sharing payments at different points during the coming year as described above.
Anti-Money Laundering Requirements. The funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the US financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a fund may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a fund to verify their identity. Each fund also reserves the right to redeem any amounts in a fund from persons whose identity it is unable to verify on a timely basis. It is the funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Investments
Investments, Practices and Techniques, and Risks
Part II - Appendix II-E includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage (or a risk that a fund may be subject to) are meant to describe the spectrum of investments that the Advisor (and/or subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or subadvisor, if applicable) may in its discretion at any time employ such practice and technique for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of investment practices or techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or investments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund’s performance.
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein (also see Part I: Investments, Practices and Techniques, and Risks) and in the fund’s prospectus.

Portfolio Transactions
The Advisor and/or subadvisor assume general supervision over placing orders on behalf of the funds for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Advisor’s and/or subadvisor’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Advisor and/or subadvisor based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of the funds’ Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.
To the extent applicable and consistent with Section 28(e) of the 1934 Act, as amended, and interpretations thereunder, the Advisor and/or subadvisor may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Advisor and/or subadvisor determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, the Advisor and/or subadvisor may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. The Advisor and/or subadvisor may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.
The funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Advisor and/or subadvisor manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the funds and one or more other accounts managed or advised by the Advisor and/or subadvisor are considered at or about the same time, transactions in such securities are allocated among the funds and the other accounts in a manner deemed equitable to all by the Advisor and/or subadvisor. In some cases, this procedure has a detrimental effect on the price or volume of the security as far as the funds are concerned. However, in other cases, the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the funds. The Advisor and/or subadvisor from time to time deals, trades and invests for their own account in the types of securities in which the funds invest. The Advisor and/or subadvisor may effect trades on behalf of and for the account of the funds with brokers or dealers that are affiliated with the Advisor and/or subadvisor, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio Turnover. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.
Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses and higher taxes (if you are investing in a taxable account). The overall reasonableness of brokerage commissions is evaluated by the Advisor and/or subadvisor, if applicable, based upon their knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.
Portfolio Holdings Information
The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.
Each fund’s portfolio holdings are publicly disseminated each day the funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the NSCC. The basket represents one Creation Unit of each fund. The Trust, the Advisor and the Administrator will not disseminate non-public information concerning the Trust.
Net Asset Value
Each fund offers and issues Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities and other instruments included in its Underlying Index (the “Deposit Securities”), together with the Cash Component. For Xtrackers MSCI South Korea Hedged Equity ETF, Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers MSCI China A Inclusion Equity ETF, and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF, each fund offers and issues Shares at their NAV per Share only in Creation Units, generally in exchange for a specified amount of cash totaling the NAV of the Creation Units. Shares trade in the secondary market at market prices that may be at, above or below NAV. Information on the Exchange on which each fund trades is set forth in Part I – Appendix I-I.
Proxy Voting
Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. Each fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates. The Policies and Guidelines are included in Part II— Appendix II-G.
You may obtain information about how each fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting our website at dws.com/en-us/resources/proxy-voting.
Miscellaneous
The funds’ prospectuses and this SAI omit certain information contained in the Trust’s Registration Statement filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the funds, and the securities offered hereby.
Ratings Of Investments
Bonds and Commercial Paper Ratings
Set forth below are descriptions of ratings (as of the date of each rating agency’s annual ratings publication) which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and S&P Global Ratings), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.

Moody’s Investors Service, Inc. Global Long-Term Rating Scale
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service, Inc. Global Short-Term Rating Scale
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Investors Service, Inc. US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.
The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings Long-Term Issue Credit Ratings
Investment Grade
AAA An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Global Ratings Short-Term Issue Credit Ratings
A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
SPUR (S&P Underlying Rating) A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
S&P Global Ratings Municipal Short-Term Note Ratings
An S&P Global Ratings US municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
S&P Global Ratings Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With US municipal short-term demand debt, the US municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
S&P Global Market Intelligence Earnings and Dividend Rankings for Common Stocks
S&P Global Market Intelligence, an affiliate of S&P Global Ratings, has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on common stocks since 1956. Quality Rankings reflect the long-term growth and stability of a company’s earnings and dividends.
The Quality Rankings System attempts to capture the long-term growth and stability of earnings and dividends record in a single system. In assessing Quality Rankings, S&P Global Market Intelligence recognizes that earnings and dividend performance is the end result of the interplay of various factors such as products and industry position, corporate resources and financial policy. Over the long run, the record of earnings and dividend performance has a considerable bearing on the relative quality of stocks.
The rankings, however, do not profess to reflect all of the factors, tangible or intangible, that bear on stock quality.
The rankings are generated by a computerized system and are based on per-share earnings and dividend records of the most recent 10 years – a period long enough to measure significant secular (long-term) growth, capture indications of changes in trend as they develop, encompass the full peak-to-peak range of the business cycle, and include a bull and a bear market. Basic scores are computed for earnings and dividends, and then adjusted as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trends, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking.
The ranking system makes allowance for the fact that corporate size generally imparts certain advantages from an investment standpoint. Conversely, minimum size limits (in sales volume) are set for the various rankings. However, the system provides for making exceptions where the score reflects an outstanding earnings and dividend record. The following table shows the letter classifications and brief descriptions of Quality Rankings.
A+	Highest	B+	Average	C	Lowest
A	High	B	Below Average	D	In Reorganization
A–	Above Average	B–	Low	LIQ	Liquidation
The ranking system grants some exceptions to the pure quantitative rank. Thus, if a company has not paid any dividend over the past 10 years, it is very unlikely that it will rank higher than A-. In addition, companies may receive a bonus score based on their sales volume. If a company omits a dividend on preferred stock, it will receive a rank of no better than C that year. If a company pays a dividend on the common stock, it is highly unlikely that the rank will be below B-, even if it has incurred losses. In addition, if a company files for bankruptcy, the model’s rank is automatically changed to D.

Fitch Ratings Long-Term Ratings
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.
This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects Fitch’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–‘; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.
Fitch Ratings Short-Term Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Part II: Appendix II-A—Board Members and Officers
Identification and Background
The Board has responsibility for the overall management and operations of the funds, including general supervision of the duties performed by the Advisor and other service providers. Each Board Member serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.
The Trust currently has four Board Members. The three Independent Board Members have no affiliation or business connection with the Advisor or any of its affiliated persons and do not own any stock or other securities issued by the Advisor.
The Independent Board Members of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the fund complex (defined below) overseen by each Independent Board Member, and other directorships, if any, held by the Board Members are shown below. The fund complex includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s 38 operational funds, as well as the registered funds advised by affiliates of the Advisor.
Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board Members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board Members). The shareholder may send the communication to either the Trust’s office or directly to such Board members c/o 345 Park Avenue, New York, NY 10154. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.
Independent Board Members
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Stephen R. Byers (1953)Chairman since 2016, and Board Member since 2011 (formerly, Lead Independent Board Member, 2015-2016)	Independent Director (2011- present); Independent Consultant (2014-present); Director of Investment Management, the Dreyfus Corporation (2000-2006) and Vice Chairman and Chief Investment Officer, the Dreyfus Corporation (2002-2006).	38	The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum
George O. Elston (1964) Board Member since 2011, Chairman of the Audit Committee since 2015	Chief Financial Officer, Enzyvant (2018-present); Chief Executive Officer, 2X Oncology, Inc. (2017-2018); Senior Vice President and Chief Financial Officer, Juniper Pharmaceuticals, Inc. (2014-2016); Senior Vice President and Chief Financial Officer, KBI BioPharma Inc. (2013-2014); Managing Partner, Chatham Street Partners (2010-2013).	38	-
J. David Officer (1948) Board Member since 2011, Chairman of the Nominating Committee since 2015	Independent Director (2010-present); Vice Chairman, the Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	38	(Chairman of) Ilex Management Ltd,; Old Westbury Funds

Interested Board Member(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Board Member
Michael Gilligan(2) (1966) Board Member since 2016, and Treasurer, Chief Financial Officer and Controller since 2010	Director(3) in DWS Finance Division (2008-Present); Manager, Treasurer and Chief Financial Officer of the Advisor (2010-present); Chief Financial Officer of Global Passive Asset Management Platform (2012-2018); Global Finance Director, Alternative Investments (2018-present); Chief Financial Officer of RREEF America LLC (2018-present).	38	The Advisor, DBX Strategic Advisors LLC and DB Commodity Services LLC
Officers(2)
Name, Year of Birth, Position with the Trust and Length of Time Served(4)	Business Experience and Directorships During the Past 5 Years
Freddi Klassen(5) (1975) President and Chief Executive Officer, 2016-present	Director(3) in DWS and Chief Operating Officer in the Americas for the Traditional Asset Classes Department (2014–present); Manager and Chief Operating Officer of DWS Investment Management Americas, Inc. (2018–present) and the Advisor (2016–
present); Global Chief Operating Officer for Equities Technology in the Investment Bank Division at Deutsche Bank AG (2013-2014); Chief Operating Officer for Exchange Traded Funds and Systematic Funds in Europe (2008-2013).
Luke Oliver(5) (1980) Chief Operating Officer, 2019-present	Managing Director(3) in DWS (2017-present); Director(3) in DWS (2009-2017); Head of Passive Americas Asset Management Platform (2019-present); Manager, Chief Executive Officer and Chief Investment Officer of the Advisor (2019-present); Head of ETF Capital Markets, Americas (2012-2018); Lead Portfolio Manager of PowerShares DB ETFs (2009-2012).
Frank Gecsedi(5) (1967) Chief Compliance Officer, 2010-present	Director(3) in DWS Compliance Department (2016-present), Vice President in the Deutsche Asset Management Compliance Department at Deutsche Bank AG (2013-2016) and Chief Compliance Officer of the Advisor (2010-present); Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division (2010-2012).
Bryan Richards(5) (1978) Vice President, 2016-present	Managing Director(3) in DWS (2018-present); Director(3) in DWS (2014-2018); Portfolio Manager in the Passive Asset Management Department at DWS (2011-present); Primary Portfolio Manager for the PowerShares DB Commodity ETFs (2011-2015).
Leslie Lowenbraun(5) (1953) Secretary, 2016-present	Director(3) in DWS US Retail Legal (2018-present) and Chief Legal Officer of the Advisor (2017-present); Vice President in DWS US Retail Legal (2014-2018); Counsel at Skadden, Arps, Slate, Meagher & Flom LLP (2005-2014).
John Millette(6) (1962)Assistant Secretary, 2019-present	Director(3) in DWS US Retail Legal (2003-present); Vice President and Secretary of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (1999-present); Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); and Director and Vice President of DWS Trust Company (2016-present); formerly: Secretary of Deutsche Investment Management Americas Inc. (2015-2017).
Kevin Teevan(5) (1973) Assistant Treasurer, 2018-present	Vice President in Finance for US Traditional Asset Classes of DWS (2018-present); Vice President in Chief Operating Office for Global Transaction Banking at Deutsche Bank AG (2014-2017); Vice President in Finance for US Passive Asset Management Platform at Deutsche Bank AG (2011-2014).
Christina A. Morse(7) (1964) Assistant Secretary, 2017-present	Vice President at BNY Mellon-Asset Servicing (2014-present); Vice President and Counsel at Lord Abbett & Co. LLC (2013- 2014).
(1)	The length of time served is represented by the year in which the Board Member joined the Board.
(2)	As a result of their respective positions held with the Advisor and its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
(3)	Executive title, not a board directorship.
(4)	The length of time served is represented by the year in which the officer was first elected to the Trust in such capacity.

(5)	Address: 345 Park Avenue, New York, New York 10154.
(6)	Address: One International Place, Boston, Massachusetts 02110.
(7)	Address: BNY Mellon Asset Servicing, Atlantic Terminal Office Tower, 2 Hanson Place, Brooklyn, NY 11217.
Certain officers hold similar positions for other investment companies for which DBX or an affiliate serves as the Advisor.
Board Member Qualifications
The Board has concluded that, based on each Board Member’s experience, qualifications and attributes, each Board Member should serve as a Board Member. Following is a brief summary of the information that led to this conclusion:
Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing registered investment companies through his more than 30 years of experience on the boards and/or in senior management of such companies as The Arbitrage Funds, Sierra Income Corporation, Mutual Fund Directors Forum, College of William and Mary - Graduate School of Business, Lighthouse Growth Advisors LLC, Founders Asset Management, LLC, The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which registered investment companies must operate and can provide management input and investment guidance to the Board.
Through Mr. Elston’s prior positions on the boards and in senior management of such companies as Juniper Pharmaceuticals, Inc., KBI BioPharma, Inc., Celldex Therapeutics, Inc., Optherion, Inc. and Elusys Therapeutics, Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC, as the Senior Vice President and Chief Financial Officer at Juniper Pharmaceuticals, Inc. and as the Chief Executive Officer at 2X Oncology, Inc. and Chief Financial Officer of Enzyvant.
Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as Ilex Partners (Asia), LLC, Old Westbury Funds, MAN Long/Short Fund, GLG Investment Series Trust, The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.
In addition to Mr. Gilligan’s tenure as Director in DWS Finance Division, Mr. Gilligan serves as the Manager, Treasurer and Chief Financial Officer of the Advisor and served as the Chief Financial Officer of the Global Passive Asset Management Platform. Therefore, Mr. Gilligan has extensive knowledge of the financial and regulatory framework under which investment companies operate, particularly exchange-traded funds.

Part II: Appendix II-B—Portfolio Management Compensation
For funds advised by DBX or its Affiliates
Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.
Compensation of Portfolio Managers
The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of the subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:
•	Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•	Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting DWS affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to:
•	Recognize that every employee contributes to the DWS Group’s success through the DWS Group and/or Bank component of VC (Group Component);
•	Reflect individual performance, investment performance, behaviours and culture through discretionary individual VC (Individual Component); and
•	Reward outstanding contributions at the junior levels through the discretionary recognition award.
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both group and individual components may be awarded in shares or other share-based instruments and other deferral arrangements.
•	VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
•	notional fund investments
•	restricted equity, notional equity,
•	restricted cash,
•	or such other form as DWS may decide in its sole discretion
•	VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.

•	Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is an InstVV [CRD IV EU Directive4] Material Risk Taker.
•	For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to a suite of flagship funds managed by the DWS ETF platform.
In general, each of the Advisor and its advisory affiliates seek to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate its investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:
•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
•	Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group's Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•	Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
The Advisor is owned by the DWS Group, a multinational global financial services firm that is a majority-owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.
For funds advised by HGI
Compensation
HGI compensates the funds’ portfolio managers for their management of the funds. HGI pays portfolio managers (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, and the overall financial results of the firm. Variable compensation may include a cash bonus, as well as potential participation in a variety of long-term incentive programs. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the funds and other accounts managed by the portfolio manager. HGI maintains competitive salaries for all employees, based on independent research of the investment management industry.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
HGI is affiliated with DWS Group, a multinational global financial services firm that is a majority-owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.

Part II: Appendix II-C—Contractual Fee Rates of Service Providers
Fees payable to DBX for investment advisory services
The Unitary Advisory Fee for each fund, at the annual percentage rate of daily net assets, is indicated below:
Fund Name	Unitary Advisory Fee Rate
MSCI Currency Hedged Funds
Xtrackers MSCI All World ex US Hedged Equity ETF	0.40%
Xtrackers MSCI EAFE Hedged Equity ETF	0.35%
Xtrackers MSCI Emerging Markets Hedged Equity ETF	0.65%
Xtrackers MSCI Europe Hedged Equity ETF	0.45%
Xtrackers MSCI Eurozone Hedged Equity ETF	0.45%
Xtrackers MSCI Germany Hedged Equity ETF	0.45%
Xtrackers MSCI Japan Hedged Equity ETF	0.45%
Xtrackers MSCI South Korea Hedged Equity ETF	0.58%
Specialty Funds
Xtrackers International Real Estate ETF	0.12%
Equity Funds
Xtrackers Eurozone Equity ETF	0.09%
Xtrackers FTSE Developed Ex US Comprehensive Factor ETF	0.35%
Xtrackers FTSE Emerging Comprehensive Factor ETF	0.50%
Xtrackers Japan JPX-Nikkei 400 Equity ETF	0.09%
Xtrackers MSCI ACWI ex USA ESG Leaders Equity ETF	0.16%
Xtrackers MSCI All World ex US High Dividend Yield Equity ETF	0.20%
Xtrackers MSCI EAFE ESG Leaders Equity ETF	0.14%
Xtrackers MSCI EAFE High Dividend Yield Equity ETF	0.20%
Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF	0.20%
Xtrackers MSCI Latin America Pacific Alliance ETF	0.45%
Xtrackers MSCI USA ESG Leaders Equity ETF	0.10%
Xtrackers Russell 1000 Comprehensive Factor ETF	0.17%
Xtrackers Russell 1000 US Quality at a Reasonable Price ETF	0.19%
Xtrackers Russell 2000 Comprehensive Factor ETF	0.30%
Xtrackers S&P 500 ESG ETF	0.11%
China Funds
Xtrackers Harvest CSI 300 China A-Shares ETF	0.65%
Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF	0.65%
Xtrackers MSCI All China Equity ETF	0.50%
Xtrackers MSCI China A Inclusion Equity ETF	0.60%
Fixed Income Funds

Fund Name	Unitary Advisory Fee Rate
Xtrackers Barclays International Corporate Bond Hedged ETF	0.30%
Xtrackers Barclays International Treasury Bond Hedged ETF	0.25%
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	0.45%
Xtrackers High Beta High Yield Bond ETF	0.35%
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	0.35%
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	0.25%
Xtrackers Low Beta High Yield Bond ETF	0.25%
Xtrackers Municipal Infrastructure Revenue Bond ETF	0.15%
Xtrackers Short Duration High Yield Bond ETF	0.20%
Xtrackers USD High Yield Corporate Bond ETF	0.20%

Part II: Appendix II-D—Firms With Which DBX Has Revenue Sharing Arrangements
The list of financial representatives below is as of the date of this SAI. Any additions, modifications or deletions to the list of financial representatives identified below that have occurred since the date of this SAI are not reflected. You can ask your financial representative if it receives revenue sharing payments from the Advisor, the Distributor and/or their affiliates.
Charles Schwab & Co., Inc.
Pershing LLC
TD Ameritrade, Inc.

Part II: Appendix II-E—Investments, Practices and Techniques, and Risks
To the extent that a fund invests in an Underlying Fund, or one or more affiliated funds, certain of these risks would also apply to that fund.
Borrowing. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.
Credit Facility. To the extent that a fund and other affiliated funds (“Participants”) participate, a fund may share in a revolving credit facility provided by a syndication of banks. A fund may borrow money under a credit facility for temporary or emergency purposes, including the funding of shareholder redemption requests, that otherwise might require the untimely disposition of securities. Participants are charged an annual commitment fee as well as other fees associated with the credit facility, paid by the Advisor out of a fund’s unitary advisory fee, which is allocated based on net assets, among each of the Participants. Interest is charged to a fund on its borrowings at current commercial rates. A fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, its commitment under the credit facility subject to compliance with certain conditions.
Borrowing may exaggerate changes in the net asset value of fund shares and in the return on a fund’s portfolio. Borrowing will cost a fund interest expense and other fees, which may reduce a fund’s return. A fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a fund’s existing credit arrangement, the lender may not be willing to extend further credit to a fund or may only be willing to do so at an increased cost to a fund. If a fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if a fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to a fund in order to allow it to borrow the amounts desired by a fund to facilitate redemptions.
Chinese Securities. A-Shares are issued by companies incorporated in mainland China and are traded in RMB on the SZSE and SSE. Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market access programs. These programs include the QFII or RQFII licenses obtained from the CSRC. QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota by SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets.
Currently, there are two stock exchanges in mainland China, the SSE and SZSE. The SSE and SZSE are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The SSE and SZSE are smaller, periodically less liquid, and substantially more volatile than the major securities markets in the United States.
The SSE commenced trading on December 19, 1990, and the SZSE commenced trading on July 3, 1991. The SSE and SZSE divide listed shares into two classes: A-Shares and B-Shares. Companies whose shares are traded on the SSE and SZSE that are incorporated in mainland China may issue both A-Shares and B-Shares. In China, the A-Shares and B-Shares of an issuer may only trade on one exchange. A-Shares and B-Shares may both be listed on either the SSE or the ZSE. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-Shares are traded on the SSE and SZE in RMB.
A fund may invest in B-Shares, which are equity securities issued by companies incorporated in China and are denominated and traded in U.S. dollars and Hong Kong dollars (“HKD”) on the SSE and SZSE, respectively. B-Shares are available to foreign investors. H-Shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in HKD on the Hong Kong Stock Exchange and other foreign exchanges.

A fund may also invest in red chips and P chips, which are equity securities issued by companies incorporated outside of mainland China and listed on the Hong Kong Stock Exchange. Companies that issue Red chips generally base their businesses in mainland China and are controlled, either directly or indirectly, by the state, provincial or municipal governments of the PRC. Companies that issue P chips generally are non-state-owned Chinese companies incorporated outside of mainland China that satisfy the following criteria: (i) the company is controlled by PRC individuals, (ii) the company derives more than 80% of its revenue from the PRC and (iii) the company allocates more than 60% of its assets in the PRC. Securities listed in the United States and Singapore are considered to be Chinese companies if they satisfy two out of three of the following criteria: (i) the company is based in the PRC, (ii) the company derives more than 50% of its revenue from activities conducted in the PRC and (iii) the company has more than 50% of its assets in the PRC.
A-Share Market Suspension Risk. A-Shares may only be purchased from, or sold to, certain funds from time to time where the relevant A-Shares may be sold or purchased on the SSE and SZSE, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock or government intervention), the creation and redemption of Creation Units may also be disrupted. Such suspensions may be widespread and, on some occasions, have affected a majority of listed issuers in China. A participating dealer may not be able to create Creation Units of a fund if A-Shares are not available or not available in sufficient amounts.
A-Share Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.
Since November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Advisor or Subadvisor for any tax that is imposed on the Advisor or Subadvisor by the PRC with respect to the fund’s investments. If a fund’s direct investments in A-Shares through the Advisor’s or Subadvisor’s Stock Connect investments and/or Subadvisor’s RQFII quota become subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to Registered Investment Companies (“RIC”) under the Internal Revenue Code, and be subject to tax at the fund level. In the event such restrictions are imposed, a fund may borrow funds to the extent necessary to distribute to shareholders income sufficient to maintain the fund’s status as a RIC.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the funds is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for PRC Business Tax (BT) exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on a fund could have a material adverse effect on a fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value-added tax, which replaced the PRC Business Tax with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the fund is also uncertain.
The PRC tax authorities are not currently enforcing the collection of withholding tax on capital gains, and at present such taxes likely will not be collected through withholding. If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or the Subadvisor with respect to the fund’s investments.
As described below under “Taxes,” each fund may elect, for US federal income tax purposes, to treat PRC taxes (including withholding taxes) paid by a fund as paid by its shareholders. Even if a fund is qualified to make that election and does so, however, your ability to claim a credit for certain PRC taxes may be limited under general US tax principles.
In addition, to the extent a fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-Shares and may be subject to special US federal income tax rules that could adversely affect a fund. Also each fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-Shares.
The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as each fund.
Disclosure of Interests and Short Swing Profit Rule. A fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. To the extent they are applicable, these regulations currently would require a fund to make certain public disclosures when the fund and parties acting in concert with the fund acquire 5% or more of the issued securities of a listed company (which include A-Shares of the listed company). If the reporting requirement is triggered, a fund would be required to report information which includes, but is not limited to: (a) information about a fund (and parties acting in concert with the fund) and the type and extent of its holdings in the company; (b) a statement of a fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of a fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered a fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. Each fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report. The public announcement may require a fund to disclose its holdings to the public, which could have an adverse effect on the performance of the fund.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a fund may be deemed as a “concerted party” of other funds managed by the Advisor, Subadvisor or their affiliates and therefore may be subject to the risk that the fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by a fund and parties acting in concert with the fund, the fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and a fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may undermine the fund’s performance, if the fund would otherwise make trades during that period but is prevented from doing so by the regulations.
Once a fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the fund’s report and announcement of the incremental change. These trading freezes may undermine a fund’s performance as described above. Also, SSE requirements currently require a fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation). Under interim measures adopted in July 2015, 5% holders of the securities of listed companies may be temporarily prohibited from selling such securities for a period of six months.
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a fund with the result that where the holdings of the fund (possibly with the holdings of other investors deemed as concert parties of the fund) exceed 5% of the total issued shares of a listed company, the fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of the fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a fund’s assets may be frozen to the extent of the claims made by the company in question. These risks may greatly impair the performance of the fund.
Economic, political and social risks of the PRC. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources.
Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in recent decades, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For several decades, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the portfolio securities of a fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of a fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of a fund’s portfolio securities.

Government Intervention and Restriction Risk. Governments and regulators may intervene in the financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling or the suspension of short selling for certain stocks. This may affect the operation and market making activities of each fund, and may have an unpredictable impact on a fund. Furthermore, such market interventions may have a negative impact on the market sentiment which may in turn affect the performance of an Underlying Index and as a result the performance of a fund.
Investing through Stock Connect. In seeking to track its underlying index, a fund may also invest in A-Shares listed and traded through Stock Connect. Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”), and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited (“CSDCC”) and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading People’s Republic of China (“PRC”) listed securities (“Northbound”) and PRC investors trading Hong Kong listed securities (“Southbound”) trading through the relevant Stock Connect. Accordingly, each fund’s direct investments in A-Shares will be limited by the Daily Quotas that limit total purchases through Stock Connect.
A fund may invest in A-Shares listed and traded on the SSE and SZSE through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time. Trading through Stock Connect is subject to a number of restrictions that may affect a fund’s investments and returns. Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect is subject to the Daily Quota. The Daily Quota does not belong to a fund and is utilized by all investors on a first-come-first-serve basis. As such, buy orders for A-Shares would be rejected once the Daily Quota is exceeded (although the funds will be permitted to sell A-Shares regardless of the Daily Quota balance). The Daily Quota may restrict a fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the funds’ ability to effectively pursue its investment strategy. The Daily Quota is also subject to change.
In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Moreover, Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares (i.e. the PRC). Therefore, a fund’s investments in Stock Connect A-Shares are subject to PRC securities regulations and listing rules, among other restrictions. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-Shares (i.e. the PRC). Therefore, a fund’s investments in Stock Connect A-Shares are subject to PRC securities regulations and listing rules, among other restrictions.
While A-shares must be designated as eligible to be traded under Stock Connect (such eligible A-Shares listed on the SSE, the “SSE Securities,” and such eligible A-Shares listed on the SZSE, the “SZSE Securities”), those A-Shares may also lose such designation, and if this occurs, such A-Shares may be sold but could no longer be purchased through Stock Connect. With respect to sell orders under Stock Connect, the Stock Exchange of Hong Kong (“SEHK”) carries out pre-trade checks to ensure an investor has sufficient A-Shares in its account before the market opens on the trading day. Accordingly, if there are insufficient A-Shares in an investor’s account before the market opens on the trading day, the sell order will be rejected, which may adversely impact a fund’s performance.
In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject a fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect is not trading. Each of the SEHK, SSE and SZSE reserves the right to suspend trading under Stock Connect under certain circumstances. Where such a suspension of trading is effected, a fund’s ability to access A-Shares through Stock Connect will be adversely affected. In addition, if one or both of the Chinese and Hong Kong markets are closed on a US trading day, the funds may not be able to acquire or dispose of A-Shares through Stock Connect in a timely manner, which could adversely affect the funds’ performance.

A fund’s investments in A-Shares though Stock Connect are held by its custodian in accounts in Central Clearing and Settlement System (“CCASS”) maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”), which in turn holds the A-Shares, as the nominee holder, through an omnibus securities account in its name registered with the CSDCC. The precise nature and rights of a fund as the Beneficial Owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under PRC law. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a fund under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a fund or as part of the general assets of HKSCC available for general distribution to its creditors.
Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of CCASS informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. A fund will therefore depend on HKSCC for both settlement and notification and implementation of corporate actions.
The HKSCC is responsible for the clearing, settlement and the provisions of depositary, nominee and other related services of the trades executed by Hong Kong market participants and investors. Accordingly, investors do not hold SSE Securities or SZSE Securities directly – they are held through their brokers’ or custodians’ accounts with CCASS. The HKSCC and the CSDCC establish clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-border trades. Should CSDCC default and the CSDCC be declared as a defaulter, HKSCC’s liabilities in Stock Connect under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against the CSDCC. In that event, a fund may suffer delays in the recovery process or may not be able to fully recover its losses from the CSDCC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the borders of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-Shares through Stock Connect could be disrupted, and a fund’s ability to achieve its investment objective may be adversely affected.
Finally, according to Caishui [2014] 81 (“Circular 81”) and Caishui [2016] 127 (“Circular 127”), while foreign investors currently are exempt from paying capital gains or business taxes (later, value-added tax) on income and gains from investments in Stock Connect A-Shares, these PRC tax rules could be changed, which could result in unexpected tax liabilities for a fund. Dividends derived from A-Shares are subject to a 10% PRC withholding income tax generally. PRC stamp duty is also payable for transactions in A-Shares through Stock Connect. Currently, PRC stamp duty on A-Shares transactions is only imposed on the seller, but not on the purchaser, at the tax rate of 0.1% of the total sales value. Circular 81 and Circular 127 stipulate that PRC business tax (and, subsequently, PRC value-added tax) is temporarily exempted on capital gains derived by Hong Kong market participants (including the funds) from the trading of A-Shares through Stock Connect. According to Caishui [2016] No. 36, the PRC value-added tax reform in the PRC will be expanded to all industries, including financial services, starting May 1, 2016. The PRC business tax exemption prescribed in Circular 81 is grandfathered under the value-added tax regime. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a fund’s investments and returns.

PRC Broker and PRC Custodian Risk. The Subadvisor is responsible for selecting PRC Brokers to execute transactions for Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares ETF and the Advisor is responsible for selecting PRC Brokers to execute transactions for Xtrackers MSCI China A Inclusion Equity ETF in the PRC markets. As a matter of practice, only one PRC Broker can be appointed in respect of each stock exchange in the PRC. Thus, each fund will rely on only one PRC Broker for each stock exchange (the SSE and SZSE) in the PRC, which may be the same PRC Broker. As such a fund will rely on a limited number of PRC Brokers to execute transactions on behalf of each fund. If a single PRC Broker is appointed, each fund may not necessarily pay the lowest commission available in the market. However, in their selection of a PRC Broker(s), the Advisor and/or Subadvisor will consider factors such as the competitiveness of commission rates, size of the relevant orders and execution standards. Should, for any reason, a fund’s ability to use one or more of the relevant PRC Brokers be affected, this could disrupt the operations of the fund and affect the ability of the fund to track its Underlying Index, causing a premium or a discount to the trading price of the fund’s Shares.
With respect to the funds which invest in A-Shares through the Subadvisor’s RQFII quota, the Subadvisor is responsible for selecting a custodian in the PRC to custody its assets pursuant to local Chinese laws and regulations (the “PRC Custodian”). According to the RQFII regulations and market practice, the securities and cash accounts for a fund in the PRC are to be maintained by the PRC Custodian in the joint names of the Subadvisor as the RQFII holder and each fund. Each fund’s PRC Custodian is the Bank of China Limited. The PRC Custodian maintains a fund’s RMB deposit accounts and oversees each fund’s investments in A-Shares in the PRC to ensure their compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-Shares that are traded on the SSE or SZSE are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A-Shares purchased by the Subadvisor, in its capacity as an RQFII, on behalf of a fund, may be received by the CSDCC and credited to a securities trading account maintained by the PRC Custodian in the names of the fund and the Subadvisor as the RQFII. If the Advisor obtains an RQFII quota in the future with respect to the Xtrackers MSCI China A Inclusion Equity ETF, the same considerations would apply.
The assets held or credited in a fund’s securities trading account(s) maintained by the PRC Custodian are segregated and independent from the proprietary assets of the PRC Custodian. However, under PRC law, cash deposited in a fund’s cash account(s) maintained with the PRC Custodian will not be segregated but will be a debt owing from the PRC Custodian to the fund as a depositor. Such cash will be co-mingled with cash that belongs to other clients or creditors of the PRC Custodian. In the event of bankruptcy or liquidation of the PRC Custodian, a fund will not have any proprietary rights to the cash deposited in such cash account(s), and the fund will become an unsecured creditor, ranking pari passu with all other unsecured creditors, of the PRC Custodian.
There is a risk that each fund may suffer losses from the default, bankruptcy or disqualification of the PRC Broker(s) or PRC Custodian. In such event, a fund may be adversely affected in the execution of any transaction or face difficulty and/or encounter delays in recovering its assets, or may not be able to recover it in full or at all. Each fund may also incur losses due to the acts or omissions of the PRC Brokers and/or the PRC Custodian in the execution or settlement of any transaction or in the transfer of any funds or securities. Subject to the applicable laws and regulations in the PRC, the Advisor and the Subadvisor will make arrangements to ensure that the PRC Brokers and PRC Custodian have appropriate procedures to properly safe-keep a fund’s assets. This risk is applicable to Xtrackers MSCI All China Equity ETF to the extent the fund invests in Xtrackers China A-Shares ETFs.
PRC Laws and Regulations Risk. The regulatory and legal framework for capital markets and joint stock companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations, their interpretation or their enforcement will not have a material adverse effect on their business operations.
Renminbi (RMB). RMB is the official currency in the People’s Republic of China.

Future Movements in RMB Exchange Rates Risk. The exchange rate of RMB ceased to be pegged to US dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against US dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including US dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against US dollars, Hong Kong dollars or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against US dollar and the Hong Kong dollar was relatively stable. Following July 2005, the appreciation of RMB accelerated until being subject to alternating periods of devaluation, appreciation and stability beginning in 2015. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.
Offshore RMB (“CNH”) Market Risk. The onshore RMB (“CNY”) is the only official currency of the PRC and is used in all financial transactions between individuals, state and corporations in the PRC. Hong Kong is the first jurisdiction to allow accumulation of RMB deposits outside the PRC. Since June 2010, the offshore RMB (“CNH”) is traded officially, regulated jointly by the Hong Kong Monetary Authority and the PBOC. While both CNY and CNH represent RMB, they are traded in different and separated markets. The two RMB markets operate independently where the flow between them is highly restricted. Though the CNH is a proxy of the CNY, they do not necessarily have the same exchange rate and their movement may not be in the same direction. This is because these currencies act in separate jurisdictions, which leads to separate supply and demand conditions for each, and therefore separate but related currency markets.
The current size of RMB-denominated financial assets outside the PRC is limited. As of May 2018, the total amount of RMB (CNH) deposits held by institutions authorized to engage in RMB banking business in Hong Kong amounted to approximately RMB601 billion. In addition, participating authorized institutions are also required by the Hong Kong Monetary Authority to maintain a total amount of RMB (in the form of cash and its settlement account balance with a Renminbi clearing bank) of no less than 25% of their RMB deposits, which further limits the availability of RMB that participating authorized institutions can utilize for conversion services for their customers. RMB business participating banks do not have direct RMB liquidity support from PBOC. Only the Renminbi clearing bank has access to onshore liquidity support from PBOC (subject to annual and quarterly quotas imposed by PBOC) to square open positions of participating banks for limited types of transactions, including open positions resulting from conversion services for corporations relating to cross-border trade settlement. The Renminbi clearing bank is not obliged to square for participating banks any open positions resulting from other foreign exchange transactions or conversion services and the participating banks will need to source RMB from the offshore market to square such open positions. Although it is expected that the offshore RMB market will continue to grow in depth and size, its growth is subject to many constraints as a result of PRC laws and regulations on foreign exchange. There is no assurance that new PRC regulations will not be promulgated or the Settlement Agreement will not be terminated or amended in the future which will have the effect of restricting availability of RMB offshore.
RMB Exchange Controls and Restrictions Risk. It should be noted that the RMB is currently not a freely convertible currency as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for a fund to remain fully invested. Since 1994, the conversion of RMB into US dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In 2012 and 2014, the PBOC subsequently decided to expand the daily trading band and may seek to do so again in the future.
However it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact each fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the US dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the SAFE. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, neither the Advisor nor the Subadvisor can predict whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies. Certain investments of Xtrackers MSCI All China Equity ETF may be denominated in RMB and the fund will be exposed to the risks associated with RMB through its primary investments in the Underlying fund and through its investments in the Xtrackers Harvest ETFs.
RMB Trading and Settlement Risk. The trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.
Repatriation Risk. SAFE regulates and monitors the repatriation of funds out of the PRC by RQFIIs. Repatriations by RQFIIs in respect of an open-ended RQFII fund, such as the Xtrackers Harvest CSI 300 China A-Shares ETF, Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF and, potentially, Xtrackers MSCI China A Inclusion Equity ETF, conducted in RMB are currently permitted daily and are not subject to repatriation restrictions or prior approval from SAFE, although authenticity and compliance reviews will be conducted by the PRC Custodian (as that term is defined below), and monthly reports on remittances and repatriations will be submitted to SAFE by the PRC Custodian. There is no assurance, however, that PRC and RQFII rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Further, such changes to the PRC and RQFII rules and regulations may take effect retroactively. Any restrictions on repatriation of the invested capital and net profits may impact a fund’s ability to meet redemption requests. Furthermore, as the Custodian’s or the PRC Custodian’s review on authenticity and compliance is conducted on each repatriation, the repatriation may be delayed or even rejected by the Custodian or the PRC Custodian in case of non-compliance with the RQFII regulations. In such case, it is expected that redemption proceeds will be paid as soon as practicable and after the completion of the repatriation of the funds concerned. It should be noted that the actual time required for the completion of the relevant repatriation will be beyond the Advisor’s and the Subadvisor’s control.
Restricted Markets Risk. A fund’s investments in A-Shares may be subject to limitations or restrictions on foreign ownership or holdings imposed by the PRC. Such legal and regulatory restrictions or limitations may have adverse effects on the liquidity and performance of each fund’s portfolio holdings as compared to the performance of its Underlying Index. This may increase the risk of tracking error.
RQFII Late Settlement Risk. Each of the funds will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A-Shares by a fund from time to time through the RQFII program. In the event such remittance is disrupted, a fund will not be able to fully replicate its Underlying Index by investing in the relevant A-Shares, which may lead to increased tracking error. This risk is applicable to Xtrackers MSCI All China Equity ETF to the extent it invests in Xtrackers China A-Shares ETFs.
RQFII Program Risk. (Xtrackers Harvest CSI 300 China A-Shares ETF and Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF) Xtrackers MSCI China A Inclusion Equity ETF intends to invest directly in A-Shares through Stock Connect, but, in the future, may also utilize any RQFII quota applied for by and granted to the Advisor and/or a Subadvisor. Each fund is not an RQFII, but with respect to Xtrackers Harvest CSI 300 China A-Shares ETF and X-trackers Harvest CSI 500 China will utilize the Subadvisor’s RQFII quota granted under RQFII regulations. RQFII regulations provide that the size of an RQFII’s quota may be reduced or cancelled by SAFE if the RQFII is unable to use its RQFII quota effectively within one year after the quota is granted. If SAFE reduces the RQFII’s quota, it may affect the Advisor’s ability to effectively pursue the applicable fund’s investment strategy.
Under current regulations in the PRC, foreign investors can invest in the domestic PRC securities markets through certain market-access programs. These programs include the QFII or RQFII licenses obtained from the CSRC. QFII and RQFII investors have also been granted a specific aggregate dollar amount investment quota SAFE to invest foreign freely convertible currencies (in the case of a QFII) and RMB (in the case of an RQFII) in the PRC for the purpose of investing in the PRC’s domestic securities markets. Neither the Fund nor the Advisor is an RQFII. Rather, the Fund expects to invest in the Underlying Fund, which invests directly in A-Shares through Stock Connect, but may, in the future, utilize a RQFII quota granted to the Advisor and/or a Subadvisor. The fund may also invest in the Xtrackers Harvest ETFs, which are subadvised by HGI, an RQFII, and invest directly in A-Shares to the extent of the A-Shares investment quota granted to HGI pursuant to RQFII regulations.
In addition, the Subadvisor’s (or, if applicable in the future, the Advisor’s) RQFII status could be suspended or revoked. There can be no assurance that the Subadvisor (or, in the future, the Advisor) will continue to maintain its RQFII status or be able to acquire additional RQFII quota. Because each fund will not be able to invest directly in A-Shares in excess of the Subadvisor’s (or, if applicable in the future, the Advisor’s) RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of a fund’s direct investments in A-Shares may be limited. In the event the Subadvisor (or, if applicable in the future, the Advisor) is unable to maintain its RQFII status or its RQFII quota becomes inadequate, unless the Subadvisor (or, in the future, the Advisor) is able to acquire additional RQFII quota or otherwise obtain sufficient exposure to A-Shares, it may be necessary for a fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of a fund’s Shares on the Exchange will be at a significant premium to the NAV (which may also increase tracking error of the fund). In extreme circumstances, a fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to RQFII investment restrictions, illiquidity of the PRC’s securities markets, and delay or disruption in execution of trades or in settlement of trades.
Pursuant to PRC and RQFII regulations, each of CSRC and SAFE is vested with the power to impose regulatory sanctions if the Advisor and/or Subadvisor, in its capacity as RQFII, or the PRC Custodian (as that term is defined below) violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Subadvisor’s (or, if applicable in the future, the Advisor’s) quota or other regulatory sanctions and may adversely impact the portion of the Subadvisor’s (or, if applicable in the future, the Advisor’s) quota granted with respect to a fund.
The current RQFII regulations also include rules on investment restrictions applicable to a fund, which may adversely affect the fund’s liquidity and performance. In addition, because transaction sizes for RQFIIs are relatively large, the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility could lead to possible adverse effects on the timing and pricing of acquisition or disposal of securities.
The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future.
SAFE had announced on September 10, 2019 that it will propose to remove the investment quota restrictions on QFII’s and RQFII’s, which will mean investors such as a fund that invests in A-Shares via a QFII or RQFII will no longer be subject to quota limitations in such investments. However, as of the date of this Statement of Additional Information, SAFE has not confirmed the effective date of such removal of investment quota restrictions nor the conditions of such removal, and there is no guarantee that such effective date would occur in the foreseeable future. Investors should note that until the effective date of such removal of investment quota restrictions, a fund will still be subject to the QFII and/or RQFII quota limitations, and that there is no guarantee that the removal of investment quota restrictions will be effected as planned.

Commodity Pool Operator Exclusion. Pursuant to a claim for exclusion filed with the National Futures Association (“NFA”) on behalf of each fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the CEA, and it is not subject to registration or regulation as such under the CEA. The Advisor is not deemed to be a “commodity trading advisor” with respect to its services as an investment advisor to each fund. Under CFTC Regulations, the Advisor would need to register with the CFTC as a CPO if a fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of the fund must meet one of the following tests under the amended regulations in order to claim an exclusion from the definition of a CPO. First, the aggregate initial margin and premiums required to establish a fund’s positions in such investments may not exceed five percent of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Advisor is required to register as a CPO with respect to a fund, the disclosure and operations of the fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
Costs of Buying or Selling Fund Shares. Buying or selling fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.
Delayed Delivery Transactions. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.
Investment in securities on a delayed delivery basis may increase the fund’s exposure to market fluctuation and may increase the possibility that the fund will incur short-term gains subject to federal taxation or short-term losses if the fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.
The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the fund until settlement. The fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.
Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Currency Transactions. Certain of the funds may enter into foreign currency futures contracts and forward currency contracts designed to offset a fund’s exposure to non-US currency. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.
A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. Each fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a fund is contractually obligated to make or receive.
A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.
Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the fund’s return with the performance of its Underlying Index and may lower the fund’s return. A fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, a fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.
General Characteristics of Futures and Options. A fund may enter into futures and options contracts to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. A fund may only enter into futures contracts and options that are traded on a US or non-US exchange. No fund will use futures or options for speculative purposes.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each fund may enter into futures contracts to purchase securities indexes when the Advisor and/or Subadvisor, as applicable, anticipate purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.
Investments in futures contracts and other investments that contain leverage may require a fund to maintain liquid assets. Generally, each fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,”

each fund maintains liquid assets in an amount at least equal to each fund’s daily marked-to-market obligation (i.e., each fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if each fund set aside assets equal to the futures contracts’ full notional value. A fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The funds do not plan to invest in futures and options to a significant extent or use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
A fund’s use of futures and options on futures involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom a fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Advisor and/or Subadvisor, as applicable, as to anticipated trends which could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each fund to substantial losses. In the event of adverse price movements, each fund would be required to make daily cash payments of variation margin.
Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each fund.

The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, a fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each fund may elect to close the position by taking an opposite position, which will operate to terminate each fund’s existing position in the contract.
Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each fund. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such fund’s rights as a creditor (e.g., a fund may not receive the net amount of payments that it contractually is entitled to receive). Central clearing through FCMs is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes a central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.
Lending of Portfolio Securities. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).
A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.
In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.
Regulations Impacting Derivatives and the Lending of Portfolio Securities. Regulations adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and other regulators throughout the world, which recently took effect with respect to the funds, requires counterparties that are part of US or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross default in agreements relating to qualified financial contracts. Securities lending agreements are included in the category of qualified financial contracts (as well as repurchase agreements and agreements relating to swaps, currency forwards and other derivatives). The restrictions prevent the funds from closing out a qualified financial contract during a specified time period (e.g., two days) if the counterparty is subject to resolution proceedings and prohibit the funds from exercising default rights during that period due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the funds.
Equity Securities. An investment in a fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.
Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities.

Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time, or the anticipated acceleration of dividends may not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.
Changes in the dividend policies of companies in a fund’s portfolio and capital resources available for these companies’ dividend payments may adversely affect the fund. Depending upon market conditions, dividend-paying stocks that meet the fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
In addition, in the current economic environment, global markets are experiencing a very high level of volatility and an increased risk of corporate failures. The insolvency or other corporate failures of any one or more of the constituents of the Underlying Index may have an adverse effect on an Underlying Index’s and, therefore, a fund’s performance.
Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Fixed Income Securities. An investment in a fund should also be made with an understanding of the risks inherent in an investment in fixed income securities or bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-US entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. In addition, bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
Foreign Securities. To the extent a fund invests in stocks of non-US issuers, certain of the fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-US issuer. For ADRs, the depository is typically a US financial institution and the underlying securities are issued by a non- US issuer. For other forms of Depositary Receipts, the depository may be a non-US or a US entity, and the underlying securities may be issued by a non-US or a US issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the US securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
In general, Depositary Receipts will be sponsored, but a fund may invest in unsponsored ADRs under certain circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-US issuers involves special risks and considerations not typically associated with investing in US issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect US investments in non-US countries, and potential restrictions on the flow of international capital. Non-US issuers may be subject to less governmental regulation than US issuers. Moreover, individual non-US economies may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Illiquid Securities. Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under a fund’s LRM Program, the fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor’s receipt from time to time of material, non-public information about an issuer, which may limit the Advisor’s ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty funding redemptions and other cash needs. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund’s net assets could be adversely affected.
An investment in illiquid securities is also subject to the risk of delays on resale and uncertainty in valuation. A fund might also have to register such illiquid securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.
Investment Companies and Other Pooled Investment Vehicles. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. Pursuant to the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the fund’s total assets with respect to any one investment company; and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. Investment funds may include money market mutual funds operated in accordance with Rule 2a-7, closed-end funds, and exchange-traded funds (ETFs) (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.

Because a fund may acquire securities of funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying affiliated funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying affiliated funds advised by the Advisor or an affiliate and in determining whether to invest in an unaffiliated fund from which they will not receive any fees. However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund’s investment objectives.
ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.
To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the 1940 Act and shareholders of such commodity-related ETFs, including the investing affiliated fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments. Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund’s ability to invest in commodity-related ETFs may be limited by its intention to qualify as a regulated investment company under the Code. In addition, under recent amendments to rules of the Commodity Futures Trading Commission (CFTC), a fund’s investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund’s use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the fund to value accurately than securities of public corporations. Since the fund invests a significant portion of its portfolio in municipal securities, the fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws. For example, Chapter 9 of the United States Code (the “Bankruptcy Code”) provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the fund’s investments.
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the fund would hold the longer-term security, which could experience substantially more volatility. Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Available information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.
Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “nonappropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, the fund might not recover the full principal amount of the obligation.
Municipal Bond Tax Risk. There is no guarantee that the fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for US federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or AMT rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the US Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the fund’s municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the fund.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the fund’s portfolio.
Transportation Bond Risk. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the US government or its agencies or instrumentalities and any other debt security that the Advisor and/or Subadvisor, as applicable, determines at the time the repurchase agreement is entered into: (i) is issued by an issuer that has an exceptionally strong capacity to meet its financial obligations; and (ii) is sufficiently liquid that it can be sold at approximately its carrying value in the ordinary course of business within seven calendar days. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a fund could not hold directly without the repurchase obligation.
Repurchase agreements pose certain risks for a fund that utilizes them. Such risks are not unique to the funds but are inherent in repurchase agreements. The funds seek to minimize such risks but such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction.
Restricted Securities/Rule 144A Securities. The funds may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The funds may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The funds may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Reverse Repurchase Agreements. Reverse Repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a fund intends to use the reverse repurchase technique only when the Advisor and/or Subadvisor, as applicable, believes it will be advantageous to a fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a fund’s assets. A fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.
Russian Securities. As a result of political and military actions undertaken by Russia in recent years, the US and the European Union have instituted sanctions against certain Russian officials and Bank Rossiya. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the Russia’s credit rating, and a decline in the value and liquidity of Russian securities. These sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of a fund to the extent their Underlying Indexes and their portfolios contain the securities of Russian issuers.
Short Sales. When a fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. Each fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. Each fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the funds are required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Depending on arrangements made with the broker-dealer from which a fund borrowed the security, regarding payment received by the fund on such security, the fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. Each fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. Each fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the funds will be able to close out a short sale position at any particular time or at an acceptable price.
Each fund may also make short sales “against the box” without being subject to such limitations. In a short sale “against-the-box,” at the time of the sale, a fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. If a fund makes a short sale against the box, the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Each fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund because the fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
Short-Term Instruments and Temporary Investments. Short-term instruments, including money market instruments, may be used on an ongoing basis to provide liquidity or for other reasons, including to the extent necessary to help each fund track its underlying index. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Advisor and/or Subadvisor, as applicable); (ii) obligations issued or guaranteed by the US government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of US and non-US banks (including non-US branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s Investors Service, Inc. or “A-1” by Standard & Poor’s Financial Services LLC (“S&P”), or if unrated, of comparable quality as determined by the Advisor and/or Subadvisor, as applicable; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the credit quality requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term US dollar-denominated obligations of non-US banks (including US branches) that, in the opinion of the Advisor and/or Subadvisor, as applicable, are of comparable quality to obligations of US banks which may be purchased by a fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Special Taxation Risks for Funds that Invest in Underlying Funds. To the extent a fund invests in an Underlying Fund, the fund’s exposure to the portfolio investments of such Underlying Fund through its investment in the Underlying Fund’s shares may be less tax efficient than the fund investing directly in the Underlying Fund’s portfolio investments. The fund will not be able to offset its taxable income and gains with losses incurred by the Underlying Fund because the Underlying Fund is treated as a corporation for US federal income tax purposes. The fund’s sales of shares in the Underlying Fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders.
Further, certain losses recognized on sales of shares in an Underlying Fund may be deferred under the wash sale rules. Any loss realized by the fund on a disposition of shares in an Underlying Fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long-term capital gain with respect to the Underlying Fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by the Underlying Fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders.
To the extent a fund invests in an Xtrackers China A-Shares ETF, such investment poses additional taxation risk. Specifically, if the Chinese government imposes restrictions on the Xtrackers China A-Shares ETF’s ability to repatriate monies associated with investment in A-Shares, the Xtrackers China A-Shares ETF could fail to qualify for US federal income tax treatment as a regulated investment company. Under those circumstances, the Xtrackers China A-Shares ETF would be subject to tax as a regular corporation, and the fund would not be able to treat non-US income taxes paid by the Xtrackers China A-Shares ETFs as paid by the fund’s shareholders.
Tax Risks. As with any investment, you should consider how your investment in Shares of the fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the fund.

When-Issued Securities. A fund may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the fund may sell these securities before the settlement date if it is deemed advisable.
Securities purchased on a when-issued basis and the securities held in the fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if the fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for the fund to meet its obligations under when-issued commitments, the fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation).
Investment in securities on a when-issued basis may increase the fund’s exposure to market fluctuation and may increase the possibility that the fund will incur short-term gains subject to federal taxation or short-term losses if the fund must sell another security in order to honor a when-issued commitment. The fund will employ techniques designed to reduce such risks. If the fund purchases a when-issued security, the fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the fund’s when-issued commitments.

Part II: Appendix II-F—Taxes
The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) that are subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications. Each fund intends to qualify for treatment as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, each fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-US currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each fund’s taxable year, (a) at least 50% of the market value of each fund’s total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each fund’s total assets may be invested in the securities (other than US government securities or the securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.
Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A fund’s investments in partnerships, if any, including in qualified publicly-traded partnerships, may result in a fund being subject to state, local, or non-US income, franchise or withholding tax liabilities.
Taxation of Regulated Investment Companies. As a RIC, a fund will not be subject to US federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders an amount at least equal to the sum of (i) 90% of its “investment company taxable income” (i.e., taxable income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each fund will be subject to US federal income taxation to the extent any such income or gains are not distributed. If a fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a fund fails to qualify as a RIC for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a RIC in a subsequent year.
If a fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, the fund may be unable to satisfy the minimum distribution requirement described above.
Excise Tax. A fund will be subject to a 4% excise tax on certain undistributed income if it does not generally distribute to its shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
If a fund does not on a timely basis receive applicable government approvals in the PRC to repatriate funds associated with direct investment in A-Shares, a fund may be unable to avoid the excise tax.
Fund Losses. If a fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the fund’s next taxable year, and the excess (if any) of the fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the fund’s next taxable year. These losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.
Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.
Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year.
Taxation of US Shareholders. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.
Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 21%) on the amount retained. In that event, the fund may report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount, (b) will be entitled to credit their proportionate Shares of the US federal income tax paid by the fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for US federal income tax purposes, in their Shares by an amount equal to 79% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to US federal income tax on such capital gains will be entitled to a refund of their pro rata Share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a shareholder has held Shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex- dividend dates within a 365-day period.
Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in Shares of the fund, and as a capital gain thereafter (if the shareholder holds Shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional Shares should generally be treated for US federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should generally have a cost basis in the Shares received equal to such amount.
Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a fund may, for a taxable year, defer all or a portion of its capital losses, currency losses and certain other ordinary losses until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses may affect the tax character of shareholder distributions.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund Shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Sales of Shares. Upon the sale or exchange of Shares of a fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in Shares of a fund. A redemption of Shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund Share held by the shareholder for six months or less will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Share.
If a shareholder incurs a sales charge in acquiring Shares of a fund, disposes of those Shares within 90 days and then acquires, prior to February 1 of the following calendar year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original Shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired Shares. Furthermore, the same rule also applies to a disposition of the newly acquired Shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers.
Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Back-Up Withholding. In certain cases, withholding will be required at the applicable withholding rate (currently 24%), from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a US person (including a US resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s US federal income tax liability.
Sections 351 and 362. The Trust, on behalf of each fund, has the right to reject an order for a purchase of Shares of the fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a fund’s basis in such securities on the date of deposit was less than market value on such date, the fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Investment in the Underlying Funds. A fund’s exposure to high yield corporate bonds through an underlying fund (i.e., the Underlying Funds) may be less tax efficient than a direct investment high yield corporate bonds. The fund will not be able to offset its taxable income and gains with losses incurred by the underlying fund because the underlying fund(s) are treated as corporations for US federal income tax purposes. The fund’s sales of shares of an underlying fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders. Further, certain losses recognized on sales of shares of the underlying fund may be deferred under the wash sale rules. Any loss realized by the fund on a disposition of shares of the underlying fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long-term capital gain with respect to the underlying fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by the underlying fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders.

Taxation of Certain Derivatives. A fund’s transactions in zero coupon securities, non-US currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on non-US currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-US currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a RIC.
A fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-US currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.
As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
Qualified Dividend Income. Distributions by a fund of investment company taxable income (including any short-term capital gains), whether received in cash or Shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the fund receives qualified dividend income on the securities it holds and the fund designates the distribution as qualified dividend income. Distributions by a fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a fund’s net capital gains will be taxable as long-term capital gains. Qualified dividend income is, in general, dividend income from taxable US corporations (but generally not from US REITs) and certain non-US corporations (e.g., non-US corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the US or in certain countries with a comprehensive tax treaty with the US, or the stock of which is readily tradable on an established securities market in the US). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for US tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela.

A dividend from a fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex- dividend with respect to such dividend); (ii) the fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
If you lend your fund Shares pursuant to securities lending arrangements you may lose the ability to use non-US tax credits passed through by the fund or to treat fund dividends (paid while the Shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to Shares of the fund, substitute payments made to the lender of such Shares may not be deductible. Consult your financial intermediary or tax advisor.
Corporate Dividends Received Deduction. Distributions reported to shareholders as derived from a Fund’s dividend income, if any, that would be eligible for the dividends received deduction if a Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of a Fund’s securities lending activities, hedging activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by a Fund.
Excess Inclusion Income. Under current law, the fund serves to block unrelated business taxable income from being realized by their tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (iv) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Non-US Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a currency other than the fund’s “functional currency” and the time the fund actually collects such receivables or income or pays such expenses or liabilities are generally treated as ordinary income or ordinary loss. In general, assuming the fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-US currency, non-US currency forward contracts and certain non-US currency options or futures contracts denominated in non-US currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise. Certain Funds (or a “qualified business unit” of the Fund) may treat the RMB as its functional currency. Under those circumstances, the Fund generally would not be expected to recognize gains or losses on its RMB-denominated securities based on the value of the

RMB relative to the US dollar, but a fund may recognize Section 988 gain (or loss) based on fluctuations in the value of the RMB relative to the US dollar between the acquisition and disposition dates of US currency, between the date on which a Fund dividend is declared and the date on which it is paid, and potentially in connection with Fund redemptions.
Income received by the funds from sources within foreign countries (including, for example, interest and dividends on securities of non-US issuers) may be subject to withholding and other taxes imposed by such countries. In the case of PRC issuers, gain on the sale of shares may also be subject to foreign tax. Tax treaties between such countries and the US may reduce or eliminate such taxes. Foreign taxes paid by the funds will reduce the return from the funds’ investments.
Each fund may be subject to non-US income taxes withheld at the source. Each fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, may elect to “pass through” to its investors the amount of non-US income taxes paid by the fund provided that both the fund and the investor satisfy certain holding period requirements, with the result that each investor at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the fund’s non-US income taxes, and (ii) either deduct (in calculating US taxable income) or credit (in calculating US federal income tax) the investor’s pro rata share of the fund’s non-US income taxes. A non-US person invested in the fund in a year that the fund elects to “pass through” its non-US taxes may be treated as receiving additional dividend income subject to US withholding tax. A non-US tax credit may not exceed the investor’s US federal income tax otherwise payable with respect to the investor’s non-US source income. For this purpose, shareholders must treat as non-US source gross income (i) their proportionate Shares of non-US taxes paid by the fund and (ii) the portion of any dividend paid by the fund that represents income derived from non-US sources; the fund’s gain from the sale of securities will generally be treated as US-source income. Certain limitations will be imposed to the extent to which the non-US tax credit may be claimed.
A-Shares Tax Risk. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect” and the Shenzhen-Hong Kong Stock Connect program (“Shenzhen Connect”), foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty.
Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
The funds generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the fund.
A fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the fund. US federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to US federal income or excise tax.
Passive Foreign Investment Companies. If a fund holds Shares in “passive foreign investment companies” (“PFICs”), it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.
A fund may be eligible to elect to treat the PFIC as a “qualified electing fund” under the Code, in which case, the fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
Alternatively, a fund may make a mark-to-market election that would result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of Shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules. For example, in order to distribute this income and avoid tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Reporting. If a shareholder recognizes a loss with respect to a fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-US taxes depending on each shareholder’s particular situation.
Taxation of Non-US Shareholders. Dividends paid by a fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Non-US investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be subject to US withholding tax. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.
In general, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of Shares of a fund.
The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes a non-US person subject to US tax on disposition of a US real property interest as if such person were a US person. Such gain is sometimes referred to as “FIRPTA gain”. The Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in REITs and US real property holding corporations); and (ii) you are a non-US shareholder that owns more than 5% of a fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, fund distributions to you to the extent derived from gain from the disposition of a US real property interest (“USRPI”), may also be treated as USRPI gain and therefore subject to US federal income tax, and requiring that you file a nonresident US income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-US shareholder that is a corporation. Even if a non-US shareholder does not own more than 5% of a fund’s shares, fund distributions that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
Further, if a fund is a “US real property holding corporation,” any gain realized on the sale or exchange of fund shares by a foreign shareholder that owns more than 5% of a class of fund shares would generally be taxed in the same manner as for a US shareholder. A fund will be a “US real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of US real property interests, including stock of certain US REITs.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from US federal withholding tax when they (a) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s US source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the fund may designate all, some or none of the fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the fund’s distributions (e.g. interest from non US sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. In case of shares held through an intermediary, the intermediary may withhold on a payment even if the fund reports the payment as eligible for the exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status.
Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and generally will be subject to the US estate tax.
Withholding of US tax (at a 30% rate) with respect to payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.
Standby Commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third- party puts or other types of features such as interest rate swaps; those investments may require the fund to pay “tender fees” or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third-party. The fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third-party put and that tax-exempt interest earned with respect to such municipal obligations will be tax- exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If the fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund’s eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage the fund’s portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.
As described herein, in certain circumstances the fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. The fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense.
Exempt-interest dividends. Any dividends paid by the Xtrackers Municipal Infrastructure Revenue Bond ETF that are reported by the fund as exempt-interest dividends will not be subject to regular federal income tax. The fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a).

Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may result in liability for federal AMT purposes and for state and local tax purposes for individual shareholders. For example, if the fund invests in “private activity bonds,” certain shareholders may be subject to AMT on the part of the fund’s distributions derived from interest on such bonds.
Interest on indebtedness incurred directly or indirectly to purchase or carry shares of the fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by the fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual AMT. The receipt of dividends and distributions from the fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal AMT, the federal “branch profits” tax or the federal “excess net passive income” tax. Additionally, any loss realized upon the sale or exchange of fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares.
Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. The fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal AMT. Shareholders who have not held shares of the fund for a full taxable year may have reported as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of the fund’s income that was tax-exempt or comprising tax preference items during the period of their investment in the fund. Shareholders should consult their tax advisors for more information.
PRC Taxation. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for a fund. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by nonresident enterprises (including QFIIs and RQFIIs) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China, subject to an exemption or reduction pursuant to domestic law or a double taxation agreement or arrangement.
Since the respective inception of Shanghai Connect and Shenzhen Connect, foreign investors (including the funds) investing in A-Shares listed on the SSE through Shanghai Connect and those listed on the SZSE through Shenzhen Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-Shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority.
Since November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, has been temporarily lifted. The withholding tax relating to the realized gains from shares in land-rich companies prior to November 17, 2014 has been paid by the Xtrackers Harvest ETFs, while realized gains from shares in non-land-rich companies prior to November 17, 2014 were granted by treaty relief pursuant to the PRC-US Double Taxation Agreement. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. A fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on a fund’s return could be substantial. A fund may also be liable to the Subadvisor for any tax that is imposed on the Subadvisor by the PRC with respect to the fund’s investments. If a fund’s direct investments in A-Shares through the Subadvisor’s RQFII quota become subject to repatriation restrictions, the fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the fund level.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, potentially retroactively, including with respect to the possible liability of a fund for the taxation of income and gains from investments in A-Shares through Stock Connect or obligations of an RQFII. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as a fund is also uncertain. Finally, it is also unclear whether an RQFII would also be eligible for BT exemption, which has been granted to QFIIs, with respect to gains derived prior to May 1, 2016. In practice, the BT has not been collected. However, the imposition of such taxes on a fund could have a material adverse effect on a fund’s returns. Since May 1, 2016, RQFIIs are exempt from PRC value added tax, which replaced the PRC Business Tax with respect to gains realized from the disposal of securities, including A-Shares.
The PRC rules for taxation of RQFIIs (and QFIIs) are evolving and certain tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to a fund and their shareholders.
If the PRC begins applying tax rules regarding the taxation of income from A-Shares investments to RQFIIs and/or begins collecting capital gains taxes on such investments (whether made through Stock Connect or an RQFII), a fund could be subject to withholding tax liability in excess of the amount reserved (if any). The impact of any such tax liability on a fund’s return could be substantial. A fund will be liable to the Advisor and/or Subadvisor for any Chinese tax that is imposed on the Advisor and/or Subadvisor with respect to the fund’s investments.
The sale or other transfer by the Advisor and/or Subadvisor of A-Shares or B-Shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. The Advisor and/or Subadvisor will not be subject to PRC Stamp Duty when it acquires A-Shares and B-Shares.
It is also unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions.
The foregoing discussion is a summary of certain material US federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and non-US tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Part II: Appendix II-G—Proxy Voting Policy and Guidelines
1.	Scope
DWS has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – DWS (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.
The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various DWS legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various DWS legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these DWS legal entities.
2.	DWS’S Proxy Voting Responsibilities
Proxy votes are the property of DWS’s advisory clients.1 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes DWS’s advisory clients’ proxies in accordance with DWS’s proxy guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines.
Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and DWS determines that a proxy vote (or other shareholder action) is materially important to the client’s account, DWS may request, on a best efforts basis, that the agent recall the security prior to the record date to allow DWS to vote the securities.
3.	Policies
3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients
DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review.
3.2.	The Global Proxy Voting Sub-Committee
The Global Proxy Voting Sub-Committee is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing DWS’s proxy voting activities, including:
•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

•	Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients; and
•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).
DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

[1]	For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
3.3	Availability of Proxy Voting Policy and Guidelines and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 6 below), if so required by relevant law.
4.	Procedures
The key aspects of DWS’s proxy voting process are delineated below.
4.1.	The GPVSC’s Proxy Voting Guidelines
The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.
The GPVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 5.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.
The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DWS votes investment company proxies may differ from proposals for which an DWS-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.
4.2.	Specific Proxy Voting Decisions Made by the GPVSC
Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.
Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2
If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

[2]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. DWS Portfolio Managers, DWS Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to DWS portfolio managers and DWS research analysts.
The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.
4.3.	The GPVSC’s Proxy Voting Guidelines
In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:
•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).
In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.
4.4.	Conflict of Interest Procedures
4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence
Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DWS’s clients.4
Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need to know basis).
Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.
The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.
Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.
If notified that DWS has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

[3]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) voting in accordance with the Guidelines may not be in the best economic interests of clients.
[4]	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.
Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.
Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.
The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.
If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.
Duty to Report. Any DWS employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence, how DWS votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.
4.4.2.	Investment Companies and Affiliated Public Companies
Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DWS to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).
Subject to participation agreements with certain Exchange Traded Funds (“ETFs”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.
Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).
Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
4.4.3.	Other Procedures that Limit Conflicts of Interest
DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:
•	Code of Business Conduct and Ethics – DB Group;
•	Conflicts of Interest Policy – DB Group;
•	Information Sharing Procedures – AM, GTB & CB&S;
•	Code of Ethics – AM US;
•	Code of Ethics – DWS ex US;
•	Code of Professional Conduct – US.
The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).
5.	RECORDKEEPING
At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.
•	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
•	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
•	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms.
•	Analyst worksheets created for stock option plan and share increase analyses; and
•	Proxy Edge print-screen of actual vote election.
•	DWS will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
•	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:
•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
•	Whether the company cast its vote for or against Management.
Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Enterprise Archive Policy – Deutsche Bank Group, Records Management Principles – DB Group, and applicable policies and procedures thereunder.
With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.
6.	The GPVSC’S OVERSIGHT ROLE
In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.
7.	GLOSSARY

Term	Definition
CIB	Corporate and Investment Banking
CUSIP	Council on Uniform Securities Identification Procedures
ETF	Exchange Traded Funds
GPVSC	Global Proxy voting Sub-Committee
Investment Company Act	Investment Company Act of 1940
ISS	Institutional Shareholder Services
PCAM	Private Client and Asset Management
SEC	Securities and Exchange Commission
8.	LIST OF ANNEXES AND ATTACHMENTS
Attachment A – DWS US PROXY VOTING GUIDELINES
DWS
Proxy Voting Guidelines
Effective JANUARY 1, 2019
[GRAPHIC OMITTED]

I.		Board of Directors and Executives
	A.	Election of Directors
	B.	Classified Boards of Directors
	C.	Board and Committee Independence
	D.	Liability and Indemnification of Directors
	E.	Qualification of Directors
	F.	Removal of Directors and Filling of Vacancies
	G.	Proposals to Fix the Size of the Board
	H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	I.	Proposals to Establish Audit Committees
II.		Capital Structure
	A.	Authorization of Additional Shares
	B.	Authorization of “Blank Check” Preferred Stock
	C.	Stock Splits/Reverse Stock Splits
	D.	Dual Class/Supervoting Stock
	E.	Large Block Issuance
	F.	Recapitalization into a Single Class of Stock
	G.	Share Repurchases
	H.	Reductions in Par Value
III.		Corporate Governance Issues
	A.	Confidential Voting
	B.	Cumulative Voting
	C.	Supermajority Voting Requirements
	D.	Shareholder Right to Vote
	E.	Amendments of the Articles
	F.	Related Party Transactions
IV.		Compensation
	A.	Executive and Director Stock Option Plans
	B.	Employee Stock Option/Purchase Plans
	C.	Golden Parachutes
	D.	Proposals to Limit Benefits or Executive Compensation
	E.	Shareholder Proposals Concerning “Pay for Superior Performance”
	F.	Executive Compensation Advisory
	G.	Advisory Votes on Executive Compensation
	H.	Frequency of Advisory Vote on Executive Compensation
V.		Anti-Takeover Related Issues
	A.	Shareholder Rights Plans (“Poison Pills”)
	B.	Reincorporation
	C.	Fair-Price Proposals
	D.	Exemption From State Takeover Laws
	E.	Non-Financial Effects of Takeover Bids
VI.		Mergers & Acquisitions
VII.		Environmental, Social and Governance Issues

	A.	Principles for Responsible Investment
	B.	ESG Issues
VIII.		Miscellaneous Items
	A.	Ratification of Auditors
	B.	Limitation of Non-Audit Services Provided by Independent Auditor
	C.	Audit Firm Rotation
	D.	Transaction of Other Business
	E.	Motions to Adjourn the Meeting
	F.	Bundled Proposals
	G.	Change of Company Name
	H.	Proposals Related to the Annual Meeting
	I.	Reimbursement of Expenses Incurred from Candidate Nomination
	J.	Investment Company Proxies
IX.		International Proxy Voting Guidelines With Application For Holdings Incorporated Outside the United States and Canada
	A.	Election of Directors
	B.	Renumeration (Variable Pay)
	C.	Long-Term Incentive Plans
	D.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards
	E.	Establishment of a Remuneration Committee
	F.	Management Board Election and Motion
	G.	Large Block Issuance
	H.	Share Repurchases
	I.	Use of Net Profits
	J.	Amendments of the Articles
	K.	Related Party Transactions
	L.	Auditor
X.		Proxy Voting Guidelines With Application For Holdings Incorporated in Japan

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor.
Note: Because of the unique structure and regulatory scheme applicable to closed-end and open-end investment companies (except Real Estate Investment Trusts), the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end and open-end investment companies, especially for directors of fund-complexes.
I.	Board of Directors and Executives
A.	Election of Directors
Routine: DWS Policy is to vote “For” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders, taking into account also the following additional factors:
•	Accountability to shareholders and transparency of governance practices
•	Responsiveness to investor input and shareholder vote
•	Composition of the board with Directors adding value through skills, expertise, and time commitment
•	Independence from management
Where it deems necessary, DWS will also take into account the following additional factors:
•	A combined CEO/Chairman role without a lead Independent Director in place would trigger a vote “Against” the CEO/Chairman.
It is essential that the board have a lead independent director, who should have approval over information flow to the board, meeting agendas and meeting schedules to ensure a structure that provides an appropriate balance between the powers of the CEO and those of the independent directors.
•	Attendance at Board meetings not disclosed on an individual basis in the annual report or on the company’s website and neither is the reported overall attendance above 90%. An individual candidate has attended fewer than 75% of the board and audit / risk committee meetings in a given year without a satisfactory explanation for his / her absence disclosed in a clear and comprehensible form in the relevant proxy filings. Satisfactory explanation will be understood as any health issues or family incidents. These would trigger a vote “Against” the election of the corresponding directors
•	A former executive director who is nominated for a membership on the non-executive board when two or more former executive directors already serve on the same board would result in a vote “Against” the former executive, as the board cannot be regarded as independent anymore.
•	Relevant committees in place and their majority independent. If the main committees are not majority independent, this could trigger a vote “Abstain” on the Chairman of the board and if the Chairman is not up for election, “Abstain” on the non-independent committee members
•	The management of Environmental Social and Governance (ESG) controversies around company will be analysed on a case-by-case basis based on relevant internationally recognized E, S or G principles (e.g. the UN Global Compact Principles and OECD Guidelines for Multinationals). Under extraordinary circumstances, DWS will vote against the election of directors or the entire board if there were material failures of governance, stewardship, risk oversight, or fiduciary responsibilities identified as a result of the controversies around the company.

•	When the director election lengthens the term of office, DWS will consider voting “Against” this election.*
In the absence of an annual election, we are generally supportive of staggered boards as the perpetual renewal of an appropriate proportion of the board members secures an active succession planning. In cases where the annual (re-)election is established, DWS would oppose proposals that would lengthen the term of office (i.e. from annual election to terms of two/three years or more).
*Note – This guideline does not pertain to closed-end or open-end funds.
Regarding independence: Vote against or withhold from non-independent Directors when:
•	the board consists of 50% or less independent Directors;
•	the non-independent Directors is part of the audit, compensation, or nominating committee;
•	the company has not appointed an audit, compensation, or nominating committee.
DWS will classify Directors as non-independent when:
•	For executive Directors:
•	Current employee of the company or one of its affiliates.
•	For non-executive Directors:
•	Significant ownership (beneficial owner of more than 50% of the company’s voting power).
•	Former CEO of the company or of an acquired company within the past five years.
•	Former officer of the company, an affiliate, or an acquired firm within the past five years.
•	Immediate family member of a current or former officer of the company or its affiliates within the last five years
•	Currently provides (or an immediate family member provides) professional services to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. Where applicable, DWS will consider the recommendations of ISS along with various factors, including the following:
•	Long-term financial performance of the company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of the critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, DWS policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than Board seats).
Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.
B.	Classified Boards of Directors
DWS’s policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.
Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.
C.	Board and Committee Independence
DWS policy is to vote:
1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.
2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.
4.	“For” separation of the Chairman and CEO positions.
5.	Generally, “For” proposals that require a company to appoint a Chairman who is an independent Director, taking into account the following factors:
•	Whether the proposal is binding and whether it requires an immediate change.
•	Whether the current board has an existing executive or non-independent chair or there was a recent combination of the CEO and chair roles.
•	Whether the governance structure ensures a sufficient board and committee independence, a balance of board and CEO tenure.
•	Whether the company has poor governance practices (such as compensation, poor risk oversight, or any actions, which harmed or have the potential to harm the interests of the shareholders).
•	Whether the company is demonstrating poor performance (as per the assessment and recommendation of ISS).
Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented.
No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.
D.	Liability and Indemnification of Directors
DWS’s policy is to vote on a case-by-case basis on Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation, in which case, DWS would vote “Against.”
Rationale: While shareholders want Directors and officers to be responsible for their actions, it may not be in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.
E.	Qualification of Directors
DWS’s policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.
Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.
F.	Removal of Directors and Filling of Vacancies
DWS’s policy is to vote “Against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.
Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.
Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.
G.	Proposals to Fix the Size of the Board
DWS’s policy is to vote:
1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.
Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.
H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
DWS’s policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than two outside Boards of Directors.
Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.
Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Establish Audit Committees
DWS’s policy is to vote “For” proposals that require the establishment of Audit Committees.
Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.
II.	Capital Structure
A.	Authorization of Additional Shares
DWS’s policy is to vote “For” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).
Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.
B.	Authorization of “Blank Check” Preferred Stock
DWS’s policy is to vote:
1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2.	“For” proposals mandating shareholder approval of blank check stock placement.
Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.
C.	Stock Splits / Reverse Stock Splits
DWS’s policy is to vote “For” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “For” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.
Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.
D.	Dual Class/Supervoting Stock
DWS’s policy is to vote “Against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.
Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.
E.	Large Block Issuance
DWS’s policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance, considering various factors including recommendation of ISS subject to review by the GPVSC as set forth in the guidelines:

For general Issuances, in general DWS policy is to:
Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and
vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).
For French companies, DWS policy is to:
•	Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
•	Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.
Where it deems necessary, DWS will also consider voting “Against”, taking into account the following additional factors:
•	The combined equity issuance of all equity instruments with pre-emptive rights exceeds 50 percent of the outstanding share capital or the prevailing maximum threshold as stipulated by best practice rules for corporate governance in the respective country. Exceeding either of the two thresholds will be judged on a CASE-BY- CASE basis, provided that the subscription rights are actively tradable in the market.
•	The cumulative equity issuances without subscription rights (historical and across instruments) exceed the maximum level specified in a respective country’s best practices for corporate governance or 30 percent% of the company’s nominal capital.
For specific issuances, in general DWS policy is to:
Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.
Additionally, DWS supports proposals requiring shareholder approval of large block issuances.
Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.
F.	Recapitalization into a Single Class of Stock
DWS policy is to vote “For” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.
Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases
DWS’s policy is to vote “For” share repurchase plans provided all shareholders are able to participate on equal terms. Where it deems necessary, DWS will also analyse on a CASE-BY-CASE basis, if the maximum offer/price premium exceeds 10 percent and if the share repurchase program exceeds a maximum of 10 percent of issued share capital.
Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders. However, if the maximum offer premium exceeds 10 percent and the program itself exceeds 10 percent of issued capital, this could indicate potential risks for the shareholders in the longer term.
H.	Reductions in Par Value
DWS’s policy is to vote “For” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)
Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.
III.	Corporate Governance Issues
A.	Confidential Voting
DWS’s policy is to vote “For” proposals to provide for confidential voting and independent tabulation of voting results and to vote “Against” proposals to repeal such provisions.
Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.
B.	Cumulative Voting
DWS’s policy is to vote “Against” shareholder proposals requesting cumulative voting and “For” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “Against” cumulative voting and “For” proposals to eliminate it if:
a)	The company has a five year return on investment greater than the relevant industry index,
b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.
Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.
Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.
C.	Supermajority Voting Requirements
DWS’s policy is to vote “Against” Management proposals to require a supermajority vote to amend the charter or by-laws and to vote “For” shareholder proposals to modify or rescind existing supermajority requirements.
*	Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.
D.	Shareholder Right to Vote
DWS’s policy is to vote “Against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. DWS’s Policy is to vote “For” proposals that remove such restrictions.
Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.
E.	Amendments of the Articles
Where it deems necessary, DWS will consider to generally to vote “Against” if the vote is an article amendment that would lengthen the term of office for directors over 3 years.
F.	Related Party Transactions
DWS will analyse related party transactions on a CASE-BY-CASE basis and will additionally consider ISS recommendations.
IV.	Compensation
Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.
A.	Executive and Director Stock Option Plans
DWS’s policy is to vote “For” stock option plans that meet the following criteria:
The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).
The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.
The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.
The plan does not grant options on super-voting stock.
DWS will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.
DWS will support proposals to eliminate the payment of outside Director Pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.
B.	Employee Stock Option/Purchase Plans
DWS’s policy is to vote “For” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.
DWS’s policy is to vote “For” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director Option plans.
Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.
C.	Golden Parachutes
DWS’s policy is to vote “For” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. DWS’s Policy is to vote on a “case-by-case” basis regarding more restrictive shareholder proposals to limit golden parachutes.
Rationale: In setting a reasonable limitation, DWS considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.
D.	Proposals to Limit Benefits or Executive Compensation
DWS’s policy is to vote “Against”
Proposals to limit benefits, pensions or compensation; and
Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.
Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.
E.	Shareholder Proposals Concerning “Pay for Superior Performance”
DWS’s policy is to address pay for superior performance proposals on a case-by-case basis subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines, based on recommendation by ISS and consideration of the following factors:
•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

These proposals generally include the following principles:
•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies; and
•	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive and problematic compensation practices on a case-by-case basis. If, after a review of the ISS metrics, DWS is comfortable with ISS’s applying this calculation, DWS will vote according to ISS’ recommendation.
F.	Executive Compensation Advisory
DWS’s policy is to support management or shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis (“say on pay”).
Rationale: DWS believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. However, an annual advisory vote represents a good opportunity for shareholders to have a transparent and clear exchange of views with the company on the executive compensation structures.
G.	Advisory Votes on Executive Compensation
DWS’s policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines.
DWS’s policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay — MSOP) if:
•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The Board exhibits a significant level of poor communication and responsiveness to shareholders.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
DWS will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, DWS considers the following based on ISS’ analysis:
•	Peer Group Alignment:

•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•	The multiple of the CEO's total pay relative to the peer group median.
•	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, DWS may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company's peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay compared to grant pay; and
•	Any other factors deemed relevant.
Where it deems necessary, DWS will also take into account the following additional factors:
•	Systems that entitle the company to recover any sums already paid where necessary (e.g. claw- back system). Deviations are possible wherever the company provides a reasonable explanation why a claw-back was not implemented.
Problematic Pay Practices
DWS’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:
•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
DWS’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. DWS will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in DWS’s overall consideration and may result in adverse vote recommendations:
•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
•	CIC payments with excise tax gross-ups (including “modified” gross-ups);
•	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.
Incentives that may Motivate Excessive Risk-Taking
•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
DWS’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the Board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

DWS may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.
Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive or problematic compensation practices exist.
H.	Frequency of Advisory Vote on Executive Compensation
DWS’s policy is to vote “For” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.
Rationale: DWS believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.
V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)
DWS’s policy is to vote “For” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “Against” the adoption of poison pills if they are submitted for shareholder ratification.
Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.
B.	Reincorporation
DWS’s policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:
•	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and
•	Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.
If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”
Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.
C.	Fair-Price Proposals
DWS’s policy is to vote “For” Management fair-price proposals, provided that:
•	The proposal applies only to two-tier offers;
•	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;
•	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and
•	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.
A vote is cast “For” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.
D.	Exemption from State Takeover Laws
DWS’s policy is to vote “For” shareholder proposals to opt out of state takeover laws and to vote “Against” Management proposals requesting to opt out of state takeover laws.
Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.
E.	Non-Financial Effects of Takeover Bids
Policy is to vote “Against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.
Rationale: Non-financial effects may often be subjective and are secondary to DWS’s stated purpose of acting in its client’s best economic interest.
VI.	Mergers & Acquisitions
Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. DWS’s policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Additional resources including portfolio management and research analysts may be considered as set forth in DWS’s policies and procedures.
VII.	Environmental, Social and Governance Issues
Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.
A.	Principles for Responsible Investment
DWS’s policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, DWS (a) votes “For” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, on other votes related to ESG issues.
Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).
B.	ESG Issues
DWS’s policy will also consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. DWS may consider ISS to identify shareholder proposals addressing CERES Principles and may have proxies voted in accordance with ISS’ predetermined voting guidelines on CERES Principles. DWS’s policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long‐term shareholder and stakeholder value. DWS’s policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will consider the recommendation of ISS along with various other factors including:
•	Whether the proposal itself is well framed and reasonable;
•	Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
•	Whether the company's analysis and voting recommendation to shareholders is persuasive;
•	The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
•	Whether the subject of the proposal is best left to the discretion of the Board;
•	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
•	The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
•	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;
•	Whether implementation of the proposal would achieve the objectives sought in the proposal.
In general, DWS policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the Board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. DWS’s policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. DWS’s policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.
Rationale: DWS supports CERES and as such generally considers the CERES recommendation, but will vote on a case-by-case basis.
VIII.	Miscellaneous Items
A.	Ratification of Auditors
DWS’s policy is to vote “For” (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.
Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.
B.	Limitation of Non-Audit Services provided by Independent Auditor
DWS’s policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.
Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DWS supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.
C.	Audit Firm Rotation
DWS’s policy is to vote against proposals seeking audit firm rotation, unless there are relevant audit-related issues.
Rationale: Because the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DWS believes that rotation of the actual audit firm would be costly and disruptive, unless DWS believes there are significant audit-related issues.
Where it deems necessary, on audit-related agenda items, DWS will also consider voting “Against”, taking into account the following additional factors:

•	The name of the audit firm is not disclosed.
•	No breakdown of audit/non-audit fees is provided.
•	Non-audit fees exceed standard audit and audit-related- fees, unless ISS highlights a special justification such as IPOs, M&A or restructuring (this guideline applies only to companies on the country`s main index).
•	Auditors are changed without explanation.
D.	Transaction of Other Business
DWS’s policy is to vote “Against” transaction of other business proposals.
Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.
E.	Motions to Adjourn the Meeting
DWS’s Policy is to vote “Against” proposals to adjourn the meeting.
Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.
F.	Bundled Proposals
DWS’s policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.
Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.
G.	Change of Company Name
DWS’s policy is to support Management on proposals to change the company name.
Rationale: This is generally considered a business decision for a company.
H.	Proposals Related to the Annual Meeting
DWS’s Policy is to vote “For” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)
Rationale: These are considered routine administrative proposals.
I.	Reimbursement of Expenses Incurred from Candidate Nomination
DWS’s policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.
Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies
Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).
Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DWS could vote “For” staggered Boards of closed-end investment companies, although DWS generally votes “Against” staggered Boards for operating companies. Further, the manner in which DWS votes investment company proxies may differ from proposals for which an DWS-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.
Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.
Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
The above guidelines pertain to issuers organized in the United States and Canada. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.
IX.	International Proxy Voting Guidelines with Application For Holdings Incorporated Outside the United States and Canada:
A. Election of Directors
Where it deems necessary, DWS will also take into account the following additional factors:
•	A combined CEO/Chairman role without a lead Independent Director in place would trigger a vote “Against” the CEO/Chairman.
It is essential that the board have a lead independent director, who should have approval over information flow to the board, meeting agendas and meeting schedules to ensure a structure that provides an appropriate balance between the powers of the CEO and those of the independent directors.
•	Attendance at Board meetings not disclosed on an individual basis in the annual report or on the company’s website and neither is the reported overall attendance above 90%. An individual candidate has attended fewer than 75% of the board and audit / risk committee meetings in a given year without a satisfactory explanation for his / her absence disclosed in a clear and comprehensible form in the relevant proxy filings. Satisfactory explanation will be understood as any health issues or family incidents. These would trigger a vote “Against” the election of the corresponding directors.

•	DWS will vote with an “Against” if the election of a candidate results in a direct transition from executive (incl. the CEO) to non-executive directorship (i.e. without a cooling off of minimum two years). In especially warranted cases, executive directors with a long and proven track record can become non-executive directors if this change is in line with the national best practice for corporate governance.
•	A former executive director who is nominated for a membership on the non-executive board when two or more former executive directors already serve on the same board would result in a vote “Against” the former executive, as the board cannot be regarded as independent anymore.
•	Relevant committees in place and their majority independent. If the main committees are not majority independent, this could trigger a vote “Abstain” on the Chairman of the board and if the Chairman is not up for election, “Abstain” on the non-independent committee members.
•	The management of Environmental Social and Governance (ESG) controversies around company will be analysed on a case-by-case basis based on relevant internationally recognized E, S or G principles (e.g. the UN Global Compact Principles and OECD Guidelines for Multinationals). Under extraordinary circumstances, DWS will vote against the election of directors or the entire board if there were material failures of governance, stewardship, risk oversight, or fiduciary responsibilities identified as a result of the controversies around the company.
•	When the director election lengthens the term of office, DWS will consider voting “Against” this election.*
In the absence of an annual election, we are generally supportive of staggered boards as the perpetual renewal of an appropriate proportion of the board members secures an active succession planning. In cases where the annual (re-)election is established, DWS would oppose proposals that would lengthen the term of office (i.e. from annual election to terms of two/three years or more).
*Note – This guideline would not pertain to closed-end or open-end funds.
B. Renumeration (Variable Pay)
Executive remuneration for Management Board
Where it deems necessary, DWS will also take into account the following additional factors:
•	Systems that entitle the company to recover any sums already paid (e.g. claw-back-system). Deviations are possible wherever the company provides a reasonable explanation why a claw- back was not implemented.
DWS’s policy is to vote “For” Management Board remuneration that is transparent and linked to results.
Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.
Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.
Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.
Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.
Executive remuneration for Supervisory Board

DWS’s policy is to vote “For” remuneration for Supervisory Board that is at least 50% in fixed form.
Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.
C. Long-Term Incentive Plans
DWS’s policy is to vote “For” long-term incentive plans for members of a Management Board that reward for above average company performance.
Rationale: Incentive plans will normally be supported if they:
1. Directly align the interests of members of Management Boards with those of shareholders;
2. Establish challenging performance criteria to reward only above average performance;
3. Measure performance by total shareholder return in relation to the market or a range of comparable companies;
4. Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and
5. Do not allow a repricing of the exercise price in stock option plans.
D. Proposals to Restrict Supervisory Board Members Service on Multiple Boards
DWS’s policy is to vote “For” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.
Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.
Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.
Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.
Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.
E. Establishment of a Remuneration Committee
DWS’s policy is to vote “For” proposals that require the establishment of a Remuneration Committee.
Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.
The Remuneration Committee shall not comprise any Management Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.
F. Management Board Election and Motion

DWS’s policy is to vote “Against”:
1. The election of Management Board members with positions on either Remuneration or Audit Committees;
2. The election of Supervisory Board members with too many Supervisory Board mandates; and
3. “Automatic” election of former Management Board members into the Supervisory Board.
Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.
Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.
G. Large Block Issuance For the UK market the following applies:
Generally vote for a resolution to authorise the issuance of equity, unless:
•	The issuance authority exceeds 33 percent of the issued share capital. Assuming it is no more than 33 percent, a further 33 percent of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to 66 percent
Where it deems necessary, DWS will also consider voting “Against”, taking into account the following additional factors:
•	The combined equity issuance of all equity instruments with pre-emptive rights exceeds 50 percent of the outstanding share capital or the prevailing maximum threshold as stipulated by best practice rules for corporate governance in the respective country. Exceeding either of the two thresholds will be judged on a CASE-BY- CASE basis, provided that the subscription rights are actively tradable in the market.
•	The cumulative equity issuances without subscription rights (historical and across instruments) exceed the maximum level specified in a respective country’s best practices for corporate governance or 30 percent% of the company’s nominal capital.
H. Share Repurchases
Where it deems necessary, DWS will also analyse on a CASE-BY-CASE basis, if the maximum offer/price premium exceeds 10 percent and if the share repurchase program exceeds a maximum of 10 percent of issued share capital.
Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders. However, if the maximum offer premium exceeds 10 percent and the program itself exceeds 10 percent of issued capital, this could indicate potential risks for the shareholders in the longer term.
I. Use of Net Profits
Where it deems necessary, DWS will also consider voting “Against”, taking into account the following factors:
•	The dividend payout ratio has been below 20% for two consecutive years despite a limited availability of profitable growth opportunities, and management has not given/provided adequate reasons for this decision.
•	The payout ratio exceeds 100 % of the distributable profits without appropriate reason (the company pays a dividend which affects its book value).
J. Amendments of the Articles

Where it deems necessary, DWS will consider to generally to vote “Against” if the vote is an article amendment that would lengthen the term of office for directors over 3 years.
K. Related Party Transactions
DWS will analyse related party transactions on a CASE-BY-CASE basis and will additionally consider ISS recommendations.
L. Auditor
Where it deems necessary, on audit-related agenda items, DWS will also consider voting “Against”, taking into account the following additional factors:
•	The name of the audit firm is not disclosed.
•	No breakdown of audit/non-audit fees is provided.
•	Non-audit fees exceed standard audit and audit-related- fees, unless ISS highlights a special justification such as IPOs, M&A or restructuring (this guideline applies only to companies on the country`s main index).
•	Auditors are changed without explanation.
•	The same lead audit partner has been appointed for more than five years.
•	Consequently, when the company does not publish the name of its lead auditor and the duration for which she / he has been previously appointed. (Markets in which the regulatory requirement for lead partner rotation is maximum five years are exempt from this guideline).
X. Proxy Voting Guidelines With Application For Holdings Incorporated In Japan
With reference to our policy on board composition in Japan, we expect companies, which define the role of the board to have a supervisory function instead of an executive function, to have at least two outside directors and strongly encourage them to ensure that at least 1/3 of the members in their boards are considered independent.
With reference to our policy of defining independence, outlined earlier in this document, in Japan as significant shareholders we will consider those who are in the top ten shareholders, even if their holding represents a share of less than 10%, mainly due to the market practice in Japan for business partners to own a certain percentage of each other’s shares as cross shareholders. With reference to our policy on the separation of the CEO and chairman roles and responsibilities, we strongly encourage our Japanese investees to disclose the member, who chairs the board as well as the member, who is considered to chair the company, the so called “Kaicho”, if these roles are separated. We also expect and foster our investees in Japan to establish the relevant formal committees- nomination, remuneration and audit.
Rationale: We acknowledge what has been achieved in the last couple of years in the corporate governance developments in Japan and support the progress, which has been made in that regard, in particular with the introduction of the Corporate Governance and Stewardship codes. We aspire to be in a constructive dialogue with our investees and to act as their steering partner to drive further developments in the corporate governance area. However, we foster our investees in Japan to strive to have more independent boards generally, as we believe board independence is crucial for the further development of corporate governance in Japan.